As filed with the Securities and Exchange Commission on December 22, 2025

File No. 333-290975

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

☒ Pre-Effective Amendment No. 1

☐ Post-Effective Amendment No. __

NUVEEN S&P 500 DYNAMIC OVERWRITE FUND

(Exact Name of Registrant as Specified in Charter)

333 West Wacker Drive
Chicago, Illinois 60606
(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)
(800) 257-8787
(Area Code and Telephone Number)

Mark L. Winget
Vice President and Secretary
Nuveen Investments
333 West Wacker Drive
Chicago, Illinois 60606
(Name and Address of Agent for Service)

Copies to:

Deborah Bielicke Eades Vedder Price P.C. 222 North LaSalle Street Chicago, Illinois 60601	Eric F. Fess Chapman and Cutler LLP 320 South Canal Street, 27th Floor Chicago, Illinois 60606

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

IMPORTANT NOTICE TO SHAREHOLDERS OF
NUVEEN DOW 30SM DYNAMIC OVERWRITE FUND (DIAX)
NUVEEN S&P 500 BUY-WRITE INCOME FUND (BXMX)
AND
NUVEEN S&P 500 DYNAMIC OVERWRITE FUND (SPXX)
(EACH, A “FUND” AND TOGETHER, THE “FUNDS”)

[•], 2025

Although we recommend that you read the complete Joint Proxy Statement/Prospectus, for your convenience, we have provided a brief overview of the proposals to be voted on.

Q.Why am I receiving the enclosed Joint Proxy Statement/Prospectus?

A.You are receiving the Joint Proxy Statement/Prospectus as a holder of common shares of Nuveen Dow 30SM Dynamic Overwrite Fund (“Dow Dynamic Overwrite” or a “Target Fund”), Nuveen S&P 500 Buy-Write Income Fund (“S&P Buy-Write” or a “Target Fund”) or Nuveen S&P 500 Dynamic Overwrite Fund (the “Acquiring Fund” and together with the Target Funds, the “Funds” or each individually, a “Fund”) in connection with the solicitation of proxies by each Fund’s Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) for use at the annual meetings of shareholders of the Funds (each, an “Annual Meeting” and together, the “Annual Meetings”).

At the Annual Meetings, shareholders of the Funds will be asked to vote on the following proposals:

•(Each Target Fund) to approve an Agreement and Plan of Merger (the “Agreement”) pursuant to which the proposed combination of the Target Fund and the Acquiring Fund (each, a “Merger” and together, the “Mergers”) will be effected;

•(Acquiring Fund) to approve the issuance of additional common shares of the Acquiring Fund in connection with the Mergers; and

•(Each Fund) to elect members of the Board. (The list of specific nominees is contained in the enclosed Joint Proxy Statement/Prospectus.)

Shareholders of each Fund are being solicited to vote on the election of four (4) Board Members who have been nominated for election at the Annual Meetings. The Target Fund Board Members would continue in office in the event the Merger with respect to that Fund is not consummated in a timely manner.

Each Fund’s Board unanimously recommends that you vote FOR each proposal that is applicable to your Fund.

Proposal Regarding the Mergers

Q.Why has each Fund’s Board recommended the Merger proposal?

A.Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), a subsidiary of Nuveen, LLC (“Nuveen”) and the Funds’ investment adviser, recommended the proposed Mergers as part of an ongoing initiative to streamline Nuveen’s closed-end fund line-up and eliminate overlapping products. Based on information provided by Nuveen Fund Advisors, each Fund’s Board considered that the proposed Mergers may benefit shareholders of its Fund in a number of ways, including, among other things:

•Greater secondary market liquidity and improved secondary market trading for common shares as a result of the combined fund’s greater share volume, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements;

•With respect to the Target Funds, the potential for a narrower trading discount as a result of the Acquiring Fund’s stronger secondary market demand compared to those of the Target Funds;

•With respect to the Target Funds, lower net operating expenses as a result of a lower effective management fee rate for shareholders due to breakpoints in the Acquiring Fund’s fund-level management fee schedule, the larger asset base of the combined fund and the lower fund-level management fee schedule of the Acquiring Fund compared to those of the Target Funds and, assuming each Merger is completed, the potential for modest additional expense savings as certain other costs would be shared over the combined fund’s larger asset base;

•With respect to the Acquiring Fund, lower net operating expenses as a result of a lower effective management fee rate for shareholders due to breakpoints in the Acquiring Fund’s fund-level management fee schedule and the larger asset base of the combined fund, as well as additional expense savings as certain other costs would be shared over the combined fund’s larger asset base; and

•With respect to the Target Funds, the potential benefits afforded by the portfolio construction process of the Acquiring Fund in which the Acquiring Fund, in addition to maintaining an overwrite level that varies based on its dynamic Option Strategy (as defined below), also utilizes a quantitative model intended to improve after-tax shareholder outcomes.

For these reasons, each Fund’s Board has determined that its Fund’s Merger(s) is/are in the best interests of its Fund and has approved such Merger(s). Please see “Proposal No. 1—C. Information About the Mergers—Reasons for the Mergers” at page 26 in the enclosed Joint Proxy Statement/Prospectus for a more detailed discussion of the considerations of the Boards.

Q.Do the Funds have the same sub-adviser and portfolio managers?

A.No. S&P Buy-Write is managed by sub-adviser Gateway Investment Advisers, LLC. Dow Dynamic Overwrite and the Acquiring Fund are managed by sub-adviser Nuveen Asset Management, LLC (“Nuveen Asset Management”), an affiliate of Nuveen Fund Advisors. The portfolio managers for S&P Buy-Write are Kenneth Toft, CFA, Michael Buckius, CFA, Daniel Ashcraft, CFA, and Mitchell Trotta, CFA. The portfolio managers for Dow Dynamic Overwrite and the Acquiring Fund are David Friar, James Campagna, CFA, Darren Tran, CFA, Nazar Romanyak and Nazar Suschko. Following the Mergers, the combined fund will continue to be sub-advised by Nuveen Asset Management and managed by the Acquiring Fund’s portfolio management team.

Q.Do the Funds have similar investment objectives, policies and risks?

A.The Funds’ investment objectives and policies are similar; however, there are certain differences. Each Fund invests in a portfolio of equity securities (the “Equity Portfolio”) that seeks to correlate with or substantially replicate the price movements of an index, while employing an option strategy by selling call options on a fixed or varying percentage of the market value of the Equity Portfolio (the “Option Strategy”).

The Acquiring Fund’s investment objective is to seek attractive total return with less volatility than the S&P 500 Index (the “S&P 500 Index”). Under normal circumstances, the Acquiring Fund will invest at least 80% of its assets in a diversified equity portfolio made up of securities comprising the S&P 500 Index (or securities that have economic characteristics that are similar to those securities comprising the S&P 500 Index) that seeks to substantially replicate price movements of the S&P 500 Index and is designed to support the Acquiring Fund’s Option Strategy. The Acquiring Fund employs a dynamic Option Strategy whereby the Fund’s sub-adviser sells (writes) call options on a varying percentage of the market value of the Fund’s Equity Portfolio based on its market outlook. The Acquiring Fund targets an overwrite level (i.e., the ratio of the notional value of call options sold by the Fund to the market value of the Fund’s Equity Portfolio) of 55% of the value of its Equity Portfolio over time, and the overwrite level will vary, based on market conditions, between 35% to 75% of the value of its Equity Portfolio.

Dow Dynamic Overwrite’s investment objective is to seek attractive total returns with less volatility than the Dow Jones Industrial Average (the “DJIA”). Under normal circumstances, Dow Dynamic Overwrite will invest at least 80% of its assets in the thirty stocks included in the DJIA in approximately the amount such stocks are weighted in the DJIA and/or in other securities or financial instruments with economic characteristics that are similar to the thirty stocks included in the DJIA that are intended to correlate with the price movements of the DJIA. Dow Dynamic Overwrite employs a dynamic Option Strategy whereby the Fund’s sub-adviser sells (writes) call options on a varying percentage of the market value of the Fund’s Equity Portfolio based on its market outlook. Dow Dynamic Overwrite targets an overwrite level (i.e., the ratio of the notional value of call options sold by the Fund to the market value of the Fund’s Equity Portfolio) of 55% of the value of its Equity Portfolio over time, and the overwrite level will vary, based on market conditions, between 35% to 75% of the value of its Equity Portfolio.

S&P Buy-Write’s investment objective is to seek attractive total return with less volatility than the S&P 500 Index. Under normal circumstances, S&P Buy-Write will invest at least 80% of its assets in a diversified equity portfolio made up of securities comprising the S&P 500 Index (or securities that have economic characteristics that are similar to those securities comprising the S&P 500 Index) that seeks to substantially replicate price movements of the S&P 500 Index and is designed to support the Fund’s Option Strategy. S&P Buy-Write employs a constant “buy-write” Option Strategy whereby the Fund’s sub-adviser sells (writes) index call options on a continuous basis on substantially the full value of the Fund’s Equity Portfolio.

Under normal circumstances each Fund expects to invest substantially all (at least 90%) of its managed assets in its Equity Portfolio or otherwise in pursuit of its investment objective.

The Acquiring Fund and S&P Buy-Write are classified as “diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”). Dow Dynamic Overwrite is classified as “non-diversified” under the 1940 Act, meaning it can invest a greater portion of its assets in securities of a single issuer.

Each Fund will not leverage its capital structure by issuing senior securities such as preferred shares or debt instruments, but may enter into certain derivatives transactions that have the economic effect of leverage by creating additional investment exposure.

To the extent of any differences in the investment objectives, policies or principal investment strategies of the Funds, the investment objective, policies and principal investment strategies of the Acquiring Fund will apply to the combined fund following the Mergers.

Because the Funds have similar investment objectives and policies, the principal risks of an investment in each Fund are substantially similar, but there are differences. In particular, because Dow Dynamic Overwrite is classified as “non-diversified” under the 1940 Act, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund such as the Acquiring Fund and S&P Buy-Write. As a result, Dow Dynamic Overwrite will be more susceptible than a diversified fund such as the Acquiring Fund and S&P Buy-Write to fluctuations in the prices of securities of a single issuer.

See “Proposal No. 1—A. Synopsis—Comparison of the Acquiring Fund and the Target Fund—Investment Objectives and Policies” and “Proposal No. 1—A. Synopsis—Comparative Risk Information” in the enclosed Joint Proxy Statement/Prospectus for more information.

Q.How will the Mergers impact fees and expenses?

A.As discussed above, each Fund’s Board considered that the Mergers are expected to result in a lower effective management fee rate for shareholders of the combined fund and, assuming each Merger is completed, additional expense savings (particularly with respect to the Acquiring Fund) as certain other costs would be shared over the combined fund’s larger asset base. Based on information in the Comparative Fee Table, the pro forma expense ratio of the combined fund following the Mergers, assuming both Mergers are completed, is estimated to be 9 basis points (0.09%) lower than the total expense ratio of Dow Dynamic Overwrite, 6 basis points (0.06%) lower than the total expense ratio of S&P Buy-Write and 20 basis points (0.20%) lower than the total expense ratio of the Acquiring Fund.

See the Comparative Expense Information beginning on page 14 the enclosed Joint Proxy Statement/Prospectus for more detailed information regarding fees and expenses. See also “Additional Information About the Acquiring Fund” on page 88.

Q.Will shareholders of the Funds have to pay any fees or expenses in connection with the Mergers?

A.Yes. The Funds, and indirectly their common shareholders, will bear the costs of the Mergers, whether or not the Mergers are consummated. The allocation of the costs of the Mergers to the Funds is based on the expected benefits of the Mergers to Fund common shareholders following the Mergers, including operating expense savings and improvements in the secondary trading market for common shares.

The costs of the Mergers are estimated to be $2,480,000, but the actual costs may be higher or lower than that amount. These costs represent the estimated nonrecurring expenses of the Funds in carrying out their obligations under the Agreement and consist of management’s estimate of professional service fees, printing costs and mailing charges related to the proposed Mergers. Based on the expected benefits of the Mergers to each Fund, each of Dow Dynamic Overwrite, S&P Buy-Write and the Acquiring Fund is expected to be allocated $1,095,000, $1,375,000 and $10,000, respectively, of the estimated expenses in connection with the Mergers (0.18%, 0.09% and 0.00%, respectively, of Dow Dynamic Overwrite’s, S&P Buy-Write’s and the Acquiring Fund’s average net assets applicable to common shares for the six months ended June 30, 2025). If one or both Mergers is not consummated for any reason, including because the requisite shareholder approvals are not obtained, each of the Funds, and common shareholders of each of the Funds indirectly, will still bear the costs of the Mergers.

Q.Will the Mergers constitute a taxable event for a Target Fund’s shareholders?

A.No.As a non-waivable condition to closing, each Fund will receive an opinion of counsel, subject to certain representations, assumptions and conditions, substantially to the effect that each proposed Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). It is expected that the shareholders of a Target Fund who receive Acquiring Fund common shares pursuant to such Target Fund’s Merger will recognize no gain or loss for U.S. federal income tax purposes as a direct result of such Merger, except to the extent that such Target Fund shareholder receives cash in lieu of a fractional Acquiring Fund common share. Prior to the closing of its Merger, each Target Fund expects to declare a distribution of all of its net investment income and net capital gains, if any. All or a portion of such distribution made by a Target Fund may be taxable to that Target Fund’s shareholders for U.S. federal income tax purposes.

If shareholders approve the Mergers, the Acquiring Fund is expected to sell a portion of the portfolio assets acquired from the Target Funds in the Mergers in order to align the combined portfolio with the investment strategy of the Acquiring Fund. If the Mergers had occurred as of August 31, 2025, such sales would be expected to total approximately $258,108,724, representing approximately 10.09% of the net assets of the Acquiring Fund following the Mergers. Any capital gains recognized in any such sales on a net basis, after reduction for available capital losses, will be taxable to shareholders of the combined fund when distributed. It is currently expected that such repositioning will result in realized gains for the combined fund, which will be distributed as part of the Acquiring Fund’s regular quarterly

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distributions. It is currently expected that gains, if any, of the combined fund will be less than capital gains that would have been realized by each Target Fund as part of its typical rebalancing process absent the Mergers. See “Proposal No. 1—A. Synopsis—Material Federal Income Tax Consequences of the Mergers” in the enclosed Joint Proxy Statement/Prospectus. In addition, any such portfolio repositioning will result in brokerage commissions payable by the applicable Fund.

Q.As a result of the Mergers, will common shareholders of a Target Fund receive new shares of the Acquiring Fund?

A.Yes. Upon the closing of each Merger, Target Fund common shareholders will become common shareholders of the Acquiring Fund. Holders of common shares of each Target Fund will receive newly issued common shares of the Acquiring Fund, with cash being distributed in lieu of fractional common shares. The aggregate net asset value, as of the close of trading on the business day immediately prior to the closing of each Merger, of the Acquiring Fund common shares received by each Target Fund’s common shareholders (including, for this purpose, fractional Acquiring Fund common shares to which common shareholders would be entitled) will be equal to the aggregate net asset value of the common shares of such Target Fund held by its shareholders as of such time. Fractional Acquiring Fund common shares due to Target Fund common shareholders will be aggregated and sold on the open market, and Target Fund common shareholders will receive cash in lieu of such fractional shares.

Following the Mergers, common shareholders of each Fund will hold a smaller percentage of the outstanding common shares of the combined fund as compared to their percentage holdings of their respective Fund prior to the Mergers.

Q.What will happen if the required shareholder approvals are not obtained?

A.The closing of each Merger is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. In order for a Merger to occur, all requisite shareholder approvals must be obtained at the Annual Meetings. Because the closing of each Merger is contingent upon the applicable Target Fund and the Acquiring Fund obtaining such shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that a Merger will not occur even if shareholders of a Fund approve the Merger and a Fund satisfies all of its closing conditions if the other Fund does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If a Merger is not consummated, the Board of the Target Fund involved in that Merger may take such actions as it deems in the best interests of the Fund, including conducting additional solicitations with respect to the Merger proposal or continuing to operate the Target Fund as a standalone fund. The closing of each Merger is not contingent on the closing of the other Merger.

Q.What is the timetable for the Mergers?

A.If the shareholder approvals and other conditions to closing are satisfied (or waived) in a timely manner, the Mergers are expected to take effect on or about February 23, 2026, or such other date as the parties may agree.

Q.How does each Board recommend that shareholders vote on the Merger proposal?

A.After careful consideration, each Board has determined that its Merger proposal is in the best interests of its Fund and recommends that you vote FOR such proposal.

General

Q.Who do I call if I have questions?

A.If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Computershare Fund Services, the proxy solicitor hired by your Fund, at 1-866-585-5579 on weekdays during its business hours of 9:00 a.m. to 11:00 p.m. and Saturdays 12:00 p.m. to 6:00 p.m. Eastern time. Please have your proxy materials available when you call.

Q.How do I vote my shares?

A.You may vote by attending the Annual Meeting, or by mail, by telephone or over the Internet:

•To vote in person, if you own shares directly with a Fund, you may attend such Fund’s Annual Meeting and vote in person, or you may execute a proxy designating a representative to attend the Annual Meeting and vote on your behalf. If you own shares in “street name” through a broker or nominee, you may attend the Annual Meeting and vote in person only if you obtain a proxy from your broker or nominee in advance of the Annual Meeting and bring it with you to hand in along with the ballot that will be provided. The date, time and location of each Annual Meeting is set forth on the enclosed notice of Annual Meeting for the Funds.

•To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Q.Will anyone contact me?

A.You may receive a call from Computershare Fund Services, the proxy solicitor hired by your Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matter being proposed was important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders fail to cast their votes, a Fund may not be able to hold its Annual Meeting or the vote on the proposals, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

[•], 2025

NUVEEN DOW 30SM DYNAMIC OVERWRITE FUND (DIAX)
NUVEEN S&P 500 BUY-WRITE INCOME FUND (BXMX)
NUVEEN S&P 500 DYNAMIC OVERWRITE FUND (SPXX)
(EACH, A “FUND” AND TOGETHER, THE “FUNDS”)

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JANUARY 29, 2026

To the Shareholders:

Notice is hereby given that the annual meeting of Shareholders (each, an “Annual Meeting” and together, the “Annual Meetings”) of Nuveen Dow 30SM Dynamic Overwrite Fund (“Dow Dynamic Overwrite” or a “Target Fund”) Nuveen S&P 500 Buy-Write Income Fund (“S&P Buy-Write” or a “Target Fund”) and Nuveen S&P 500 Dynamic Overwrite Fund (the “Acquiring Fund” and together with the Target Funds, the “Funds” or each individually, a “Fund”) will be held on January 29, 2026 at 2:00 p.m., Central time, for the following purposes:

1.(Each Target Fund) Agreement and Plan of Merger. The common shareholders of each Target Fund will vote on a proposal to approve an Agreement and Plan of Merger pursuant to which the Target Fund would be merged with and into NSDOF Merger Sub, LLC, a Massachusetts limited liability company and wholly-owned subsidiary of the Acquiring Fund, with the issued and outstanding common shares of the Target Fund being converted into newly issued common shares of the Acquiring Fund.

2.(Acquiring Fund) Approval of Issuance of Additional Common Shares by the Acquiring Fund. In connection with the Agreement and Plan of Merger, the common shareholders of the Acquiring Fund will vote to approve the issuance of additional common shares of the Acquiring Fund.

3.(Each Fund) Election of Board Members of the Fund. Four (4) Class II Board members of a Fund are to be elected by the common shareholders of that Fund. Board members Boateng, Lancellotta, Nelson and Toth are nominees for election by each Fund’s shareholders.

To transact such other business as may properly come before the Annual Meetings.

Shareholders of the Funds are being solicited to vote on the election of four (4) Board Members who have been nominated for election at the Annual Meetings. The Target Fund Board Members would continue in office in the event the Merger with respect to that Fund is not consummated in a timely manner.

Only shareholders of record as of the close of business on October 6, 2025 are entitled to notice of and to vote at the Annual Meetings and any and all adjournments or postponements thereof.

All shareholders entitled to vote at the Annual Meetings are cordially invited to attend the Annual Meetings. In order to avoid delay and additional expense for the Funds and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend your Annual Meeting. You may vote by mail, by telephone or over the Internet.

•To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

If you intend to attend an Annual Meeting in person and you are a record holder of a Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend that Annual Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of such Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at your Fund’s Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at such Annual Meeting.

Mark L. Winget Vice President and Secretary The Nuveen Closed-End Funds

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The information contained in this Joint Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Joint Proxy Statement/Prospectus is not an offer to sell these securities, and it is not a solicitation of an offer to buy these securities, in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION,
DATED DECEMBER 22, 2025

NUVEEN FUNDS
333 WEST WACKER DRIVE CHICAGO, ILLINOIS 60606
(800) 257-8787

JOINT PROXY STATEMENT/PROSPECTUS

NUVEEN DOW 30SM DYNAMIC OVERWRITE FUND (DIAX)
NUVEEN S&P 500 BUY-WRITE INCOME FUND (BXMX)
AND
NUVEEN S&P 500 DYNAMIC OVERWRITE FUND (SPXX)
(EACH, A “FUND” AND TOGETHER, THE “FUNDS”)

[•], 2025

This Joint Proxy Statement/Prospectus is being furnished to shareholders of Nuveen Dow 30SM Dynamic Overwrite Fund (“Dow Dynamic Overwrite” or a “Target Fund”), Nuveen S&P 500 Buy-Write Income Fund (“S&P Buy-Write” or a “Target Fund”) and Nuveen S&P 500 Dynamic Overwrite Fund (the “Acquiring Fund” and together with the Target Funds, the “Funds” or each individually, a “Fund”), each a closed-end management investment company, in connection with the solicitation of proxies by each Fund’s Board of Trustees (each a “Board” and together, the “Boards” and each trustee a “Board Member”) for use at the Annual Meeting of Shareholders of each Fund to be held at the offices of Nuveen, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, on January 29, 2026, at 2:00 p.m. Central time, and at any and all adjournments or postponements thereof (each, an “Annual Meeting” and together, the “Annual Meetings”), to consider the proposals described below and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus. Each Fund is organized as a Massachusetts business trust. The enclosed proxy card and this Joint Proxy Statement/Prospectus are first being sent to shareholders of the Funds on or about [•], 2025. Shareholders of record of each Fund as of the close of business on October 6, 2025 are entitled to notice of and to vote at the Annual Meetings and any and all adjournments or postponements thereof. Each Fund’s Board of Trustees is referred to herein as a “Board” and each Trustee, a “Board Member.”

This Joint Proxy Statement/Prospectus explains concisely what you should know before voting on the proposals described in this Joint Proxy Statement/Prospectus or investing in the Acquiring Fund. Please read it carefully and keep it for future reference.

___________________________

The securities offered by this Joint Proxy Statement/Prospectus have not been approved or disapproved by the Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Joint Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

___________________________

On any matter coming before each Annual Meeting as to which a choice has been specified by shareholders on the accompanying proxy card, the shares will be voted accordingly where such proxy card is properly executed, timely received and not properly revoked (pursuant to the instructions below). If a proxy is returned and no choice is specified, the shares will be voted FOR the proposals. Shareholders of a Fund who execute proxies or provide voting instructions by telephone or by Internet may revoke them at any time before a

ii

vote is taken on a proposal by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending that Annual Meeting and voting in person. A prior proxy can also be revoked by voting again through the toll-free number or the Internet address listed in the proxy card. However, merely attending an Annual Meeting will not revoke any previously submitted proxy.

The shareholders of the Target Funds and Acquiring Fund voting as set forth below will vote on the following proposals:

Proposal No. 1.(Each Target Fund) To approve an Agreement and Plan of Merger that provides for: (i) the merger of the Target Fund with and into NSDOF Merger Sub, LLC, a Massachusetts limited liability company and a wholly-owned subsidiary of the Acquiring Fund (the “Merger Sub”), and (ii) the conversion of the issued and outstanding common shares of beneficial interest, par value $0.01 per share, of the Target Fund into newly issued common shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (each, a “Merger” and together, the “Mergers”).

Proposal No. 2.(Acquiring Fund) To approve the issuance of additional common shares in connection with the Agreement and Plan of Merger.

Proposal No. 3.(Each Fund) To elect four (4) Class II Board Members of the Fund. Board members Boateng, Lancellotta, Nelson and Toth are nominees for election by each Fund’s common shareholders.

Shareholders of the Funds are being solicited to vote on the election of Board Members who have been nominated for election at the Annual Meeting. The Target Fund Board Members would continue in office in the event the Merger with respect to that Fund is not consummated in a timely manner.

A quorum of shareholders is required to take action at each Annual Meeting. A majority (more than 50%) of the shares entitled to vote at an Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting. Votes cast in person or by proxy at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. “Broker non-votes” are shares held by brokers or nominees, typically in “street name,” for which the broker or nominee properly submits a proxy but that are not voted because instructions have not been received from beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary authority to vote such shares on a particular matter. For purposes of holding an Annual Meeting, all properly submitted proxies, including abstentions and broker non-votes, if any, will be counted as present for purposes of determining whether a quorum is present.

To be approved, the proposals must be approved by a Fund’s common shareholders present in person or by proxy and entitled to vote at an Annual Meeting as follows:

Merger Proposals

Proposal No. 1.(Each Target Fund) With respect to the proposal regarding the Merger, a majority (more than 50%) of each Target Fund’s outstanding common shares.

Proposal No. 2.(Acquiring Fund only) With respect to the proposal regarding the issuance of additional common shares in connection with the Agreement and Plan of Merger, a majority (more than 50%) of the Acquiring Fund’s outstanding common shares present in person or by proxy and entitled to vote on the proposal that are cast on the proposal, provided a quorum is present.

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Board Member Election Proposal

Proposal No. 3.(Each Fund) With respect to the proposal regarding the election of each Fund’s four (4) Class II Board Members, the affirmative vote of a plurality (the greatest number of affirmative votes) of the Fund’s common shares present in person or by proxy and entitled to vote on the proposal.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients are generally required to request the instructions of such customers and clients on how to vote their shares before the Fund’s Annual Meeting. The Funds understand that, under the rules of the New York Stock Exchange (the “NYSE”), such broker-dealer firms may, for certain “routine” matters, grant discretionary authority to the proxies designated by each Board to vote without instructions from their customers and clients if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Broker non-votes typically occur when both routine and non-routine proposals are being considered at a meeting. Each of Proposal No. 1 and Proposal No. 2 with respect to the Mergers is considered a “non-routine” matter for which, under the rules of the NYSE, uninstructed shares may not be voted by broker-dealers, but Proposal No. 3 with respect to the election of Board Members is considered a “routine” matter, and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms on Proposal No. 3 in the discretion of such broker-dealer firms. As a result, because the Target Fund’s common shareholders are being asked to vote on both Proposals No. 1 and No. 3, and the Acquiring Fund’s common shareholders are being asked to vote on both Proposals No. 2 and No. 3, there may be broker non-votes with respect to Proposals No. 1 and No. 2 at the Annual Meeting.

Because the approval of Proposal No. 1 requires the approval by the holders of more than 50% of each Target Fund’s outstanding shares, abstentions and broker non-votes, if any, will have the same effect as a vote against the proposal. Because the approval of Proposal No. 2 and the election of Board Members does not require that a minimum percentage of a Fund’s outstanding shares be voted in favor of the proposal or any nominee, assuming the presence of a quorum, abstentions will have no effect on the outcome of the vote on Proposals No. 2 and No. 3.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

Those persons who were shareholders of record of a Fund as of the close of business on October 6, 2025 will be entitled to one vote for each common share held and a proportionate fractional vote for each fractional common share held.

As of October 6, 2025 for each Fund, the shares of the Funds issued and outstanding are as follows:

Fund (Ticker Symbol)	Common Shares(1)
Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX)	36,366,913
Nuveen S&P 500 Buy-Write Income Fund (BXMX)	104,165,286
Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)	17,976,544

(1)The common shares of each Target Fund and the Acquiring Fund are listed on the NYSE. Upon the closing of the Mergers, it is expected that the common shares of the Acquiring Fund will continue to be listed on the NYSE.

The following documents have been filed with the SEC and are incorporated into this Joint Proxy Statement/Prospectus by reference:

(1)the Statement of Additional Information relating to the proposed Mergers, dated [•], 2025 (the “Merger SAI”);

iv

(2)the audited financial statements and financial highlights and related independent registered public accounting firm’s report for Dow Dynamic Overwrite contained in Dow Dynamic Overwrite’s Annual Report for the fiscal year ended December 31, 2024 (File No. 811-22970);

(3)the unaudited financial statements and financial highlights for Dow Dynamic Overwrite contained in Dow Dynamic Overwrite’s Semi-Annual Report for the six month period ended June 30, 2025 (File No. 811-22970);

(4)the audited financial statements and financial highlights and related independent registered public accounting firm’s report for S&P Buy-Write contained in S&P Buy-Write’s Annual Report for the fiscal year ended December 31, 2024 (File No. 811-21619);

(5)the unaudited financial statements and financial highlights for S&P Buy-Write contained in S&P Buy-Write’s Semi-Annual Report for the six month period ended June 30, 2025 (File No. 811-21619);

(6)the audited financial statements and financial highlights and related independent registered public accounting firm’s report for the Acquiring Fund contained in the Acquiring Fund’s Annual Report for the fiscal year ended December 31, 2024 (File No. 811-21809); and

(7)the unaudited financial statements and financial highlights for the Acquiring Fund contained in the Acquiring Fund’s Semi-Annual Report for the six month period ended June 30, 2025 (File No. 811-21809).

No other parts of the Funds’ Annual or Semi-Annual Reports are incorporated by reference herein.

Copies of the foregoing may be obtained without charge by calling (800) 257-8787 or writing the Funds at 333 West Wacker Drive, Chicago, Illinois 60606. If you wish to request a copy of the Merger SAI, please ask for the “S&P 500 Dynamic Overwrite Fund Merger SAI.” In addition, each Fund will furnish, without charge, a copy of its most recent Annual Report or Semi-Annual Report to a shareholder upon request. Any such request should be directed to the Funds by calling (800) 257-8787 or by writing the Funds at 333 West Wacker Drive, Chicago, Illinois 60606.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Funds, including the Registration Statement on Form N-14 relating to the common shares of the Acquiring Fund of which this Joint Proxy Statement/Prospectus is a part, may be obtained through the EDGAR database on the SEC’s website at http://www.sec.gov. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Reports, proxy statements and other information concerning the Funds can be inspected at the offices of the NYSE, 11 Wall Street, New York, New York 10005.

This Joint Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of the Acquiring Fund common shares in the Mergers. In this connection, no person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

v

JOINT PROXY STATEMENT/PROSPECTUS

[•], 2025

JOINT PROXY STATEMENT/PROSPECTUS

NUVEEN DOW 30SM DYNAMIC OVERWRITE FUND (DIAX)
NUVEEN S&P 500 BUY-WRITE INCOME FUND (BXMX)
AND
NUVEEN S&P 500 DYNAMIC OVERWRITE FUND (SPXX)

vi

PROPOSAL NO. 1—MERGER OF EACH TARGET FUND INTO
THE ACQUIRING FUND

A. SYNOPSIS

The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus with respect to the proposed Mergers. More complete information is contained elsewhere in this Joint Proxy Statement/Prospectus and in the Merger SAI and the appendices hereto and thereto. Shareholders should read the entire Joint Proxy Statement/Prospectus carefully.

Background and Reasons for the Mergers

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), a subsidiary of Nuveen, LLC (“Nuveen”) and the Funds’ investment adviser, recommended the proposed Mergers as part of an ongoing initiative to streamline Nuveen’s closed-end fund line-up and eliminate overlapping products. Based on information provided by Nuveen Fund Advisors, each Fund’s Board considered that the proposed Mergers may benefit shareholders of its Fund in a number of ways, including, among other things:

•Greater secondary market liquidity and improved secondary market trading for common shares as a result of the combined fund’s greater share volume, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements;

•With respect to the Target Funds, the potential for a narrower trading discount as a result of the Acquiring Fund’s stronger secondary market demand compared to those of the Target Funds;

•With respect to the Target Funds, lower net operating expenses as a result of a lower effective management fee rate for shareholders due to breakpoints in the Acquiring Fund’s fund-level management fee schedule, the larger asset base of the combined fund and the lower fund-level management fee schedule of the Acquiring Fund compared to those of the Target Funds and, assuming each Merger is completed, the potential for modest additional expense savings as certain other costs would be shared over the combined fund’s larger asset base;

•With respect to the Acquiring Fund, lower net operating expenses as a result of a lower effective management fee rate for shareholders due to breakpoints in the Acquiring Fund’s fund-level management fee schedule and the larger asset base of the combined fund, as well as additional expense savings as certain other costs would be shared over the combined fund’s larger asset base; and

•With respect to the Target Funds, the potential benefits afforded by the portfolio construction process of the Acquiring Fund in which the Acquiring Fund, in addition to maintaining an overwrite level that varies based on its dynamic Option Strategy (as defined below), also utilizes a quantitative model intended to improve after-tax shareholder outcomes.

For these reasons, each Fund’s Board has determined that its Fund’s Merger(s) is/are in the best interests of its Fund and has approved such Merger(s).

The closing of each Merger is subject to the satisfaction or waiver of certain closing conditions, which include approval of Target Fund shareholders, approval of Acquiring Fund shareholders and other customary closing conditions. If a Merger is not consummated, the Board of the Target Fund involved in that Merger may take such actions as it deems in the best interests of the Fund, including conducting additional solicitations with respect to the Merger proposal or continuing to operate the Target Fund as a stand-alone fund. The closing of each Merger is not contingent on the closing of the other Merger. For a discussion of the Boards’ considerations regarding the approval of the Mergers, see “C. Information About the Mergers—Reasons for the Mergers.”

Material Federal Income Tax Consequences of the Mergers

As a non-waivable condition to closing, each Fund will receive an opinion of Vedder Price P.C., subject to certain representations, assumptions and conditions, substantially to the effect that each proposed Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that none of the Funds will generally recognize gain or loss for U.S. federal income tax purposes as a direct result of the Mergers. It is also expected that the shareholders of a Target Fund who receive Acquiring Fund common shares pursuant to a Merger will recognize no gain or loss for U.S. federal income tax purposes as a direct result of the Merger, except to the extent that the Target Fund shareholder receives cash in lieu of a fractional Acquiring Fund common share. Prior to the closing of its Merger, each Target Fund expects to declare a distribution to its shareholders of all of its net investment income and net capital gains, if any. All or a portion of such distribution made by a Target Fund may be taxable to the Target Fund’s shareholders for U.S. federal income tax purposes.

If shareholders approve the Mergers, the Acquiring Fund is expected to sell a portion of the portfolio assets acquired from the Target Funds in the Mergers in order to align the combined portfolio with the investment strategy of the Acquiring Fund. If the Mergers had occurred as of August 31, 2025, such sales would be expected to total approximately $258,108,724, representing approximately 10.09% of the net assets of the Acquiring Fund following the Mergers. Any capital gains recognized in any such sales on a net basis, after reduction for available capital losses, will be taxable to shareholders of the applicable Fund when distributed. It is currently expected that such repositioning will result in realized gains for the combined fund, which will be distributed as part of the Acquiring Fund’s regular quarterly distributions. If the Mergers had occurred as of August 31, 2025, such portfolio sales would be expect to generate distributable net capital gains of approximately $96,694,844 in the aggregate, or approximately $0.70 (3.78%) per share of the pro forma combined fund.

It is currently expected that expected capital gains of the combined fund will be less than capital gains that would have been realized by a Target Fund as part of its typical rebalancing process absent the Mergers due in part to the benefits of the portfolio construction process of the Acquiring Fund. While the Acquiring Fund expects to realize incremental capital gains as a result of the post-Merger rebalancing, such capital gains are expected to be offset by the cost savings and other benefits of the Mergers.

Comparison of the Acquiring Fund and the Target Funds

General. The Acquiring Fund and the Target Funds are closed-end management investment companies organized as Massachusetts business trusts. Set forth below is certain comparative information about the organization, capitalization and operation of the Funds.

Organization
Fund	Organization Date	State of Organization	Entity Type
Dow Dynamic Overwrite(1)	May 20, 2014	Commonwealth of Massachusetts	Business Trust
S&P Buy-Write	July 23, 2004	Commonwealth of Massachusetts	Business Trust
Acquiring Fund	November 11, 2004	Commonwealth of Massachusetts	Business Trust

(1)On December 22, 2014, Dow 30SM Premium & Dividend Income Fund Inc. and Dow 30SM Enhanced Premium & Income Fund Inc. were reorganized into Dow Dynamic Overwrite, a newly organized Fund. Dow Dynamic Overwrite assumed the accounting and performance history of Dow 30SM Premium & Dividend Income Fund Inc. in the reorganization.

Capitalization—Common Shares(1)
Fund	Authorized Shares	Shares Outstanding(1)	Par Value Per Share	Preemptive, Conversion or Exchange Rights	Rights to Cumulative Voting	Exchange on which Common Shares are Listed
Dow Dynamic Overwrite	Unlimited	36,366,913	$0.01	None	None	NYSE
S&P Buy-Write	Unlimited	104,165,286	$0.01	None	None	NYSE
Acquiring Fund	Unlimited	17,976,544	$0.01	None	None	NYSE

(1)As of August 31, 2025.

Investment Objectives and Policies. The Funds’ investment objectives and policies are similar; however, there are certain differences. Each Fund invests in a portfolio of equity securities (the “Equity Portfolio”) that seeks to correlate with or substantially replicate the price movements of an index, while employing an option strategy by selling call options on a fixed or varying percentage of the market value of the Equity Portfolio (each, an “Option Strategy”).

The Acquiring Fund’s investment objective is to seek attractive total return with less volatility than the S&P 500 Index (the “S&P 500 Index”). Under normal circumstances, the Acquiring Fund will invest at least 80% of its assets in a diversified equity portfolio made up of securities comprising the S&P 500 Index (or securities that have economic characteristics that are similar to those securities comprising the S&P 500 Index) that seeks to substantially replicate price movements of the S&P 500 Index and is designed to support the Acquiring Fund’s Option Strategy. The Acquiring Fund employs a dynamic Option Strategy whereby the Fund’s sub-adviser sells (writes) call options on a varying percentage of the market value of the Fund’s Equity Portfolio based on its market outlook. The Acquiring Fund targets an overwrite level (i.e., the ratio of the notional value of call options sold by the Fund to the market value of the Fund’s Equity Portfolio) of 55% of the value of its Equity Portfolio over time, and the overwrite level will vary, based on market conditions, between 35% to 75% of the value of its Equity Portfolio.

Dow Dynamic Overwrite’s investment objective is to seek attractive total returns with less volatility than the Dow Jones Industrial Average (the “DJIA”). Under normal circumstances, Dow Dynamic Overwrite will invest at least 80% of its assets in the thirty stocks included in the DJIA in approximately the amount such stocks are weighted in the DJIA and/or in other securities or financial instruments with economic characteristics that are similar to the thirty stocks included in the DJIA that are intended to correlate with the price movements of DJIA. Dow Dynamic Overwrite employs a dynamic Option Strategy whereby the Fund’s sub-adviser sells (writes) call options on a varying percentage of the market value of the Fund’s Equity Portfolio based on its market outlook. Dow Dynamic Overwrite targets an overwrite level (i.e., the ratio of the notional value of call options sold by the Fund to the market value of the Fund’s Equity Portfolio) of 55% of the value of its Equity Portfolio over time, and the overwrite level will vary, based on market conditions, between 35% to 75% of the value of its Equity Portfolio.

S&P Buy-Write’s investment objective is to seek attractive total return with less volatility than the S&P 500 Index. Under normal circumstances, S&P Buy-Write will invest at least 80% of its assets in a diversified equity portfolio made up of securities comprising the S&P 500 Index (or securities that have economic characteristics that are similar to those securities comprising the S&P 500 Index) that seeks to substantially replicate price movements of the S&P 500 Index and is designed to support the Fund’s Option Strategy. S&P Buy-Write employs a constant “buy-write” Option Strategy whereby the Fund’s sub-adviser sells (writes) index call options on a continuous basis on substantially the full value of the Fund’s Equity Portfolio.

Under normal circumstances, each Fund expects to invest substantially all (at least 90%) of its Managed Assets (as defined below) in its Equity Portfolio or otherwise in pursuit of its investment objective.

The Acquiring Fund’s and each Target Fund’s strategy of using certain broad-based indices as the relevant benchmark for its Equity Portfolio and Option Strategy is not considered fundamental and can be changed without a vote of the common shareholders. However, any use of an alternative index must be approved by the Fund’s Board and requires 60 days’ prior written notice to common shareholders.

Each Fund may not invest more than 25% of its total assets in securities of issuers in any one industry, except that if 25% or more of the securities in its respective index are issued by companies in one industry, a Fund would concentrate in that industry unless the Fund would need to avoid concentration in order to implement its investment strategy as it relates to avoiding the adverse tax treatment associated with straddle positions.

S&P Buy-Write is managed by sub-adviser Gateway Investment Advisers, LLC (“Gateway”). Dow Dynamic Overwrite and the Acquiring Fund are managed by sub-adviser Nuveen Asset Management, LLC (“Nuveen Asset Management”), an affiliate of Nuveen Fund Advisors. The portfolio managers for S&P Buy-Write are Kenneth Toft, CFA, Michael Buckius, CFA, Daniel Ashcraft, CFA, and Mitchell Trotta, CFA. The portfolio managers for Dow Dynamic Overwrite and the Acquiring Fund are David Friar, James Campagna, CFA, Darren Tran, CFA, Nazar Romanyak and Nazar Suschko. Following the Mergers, the combined fund will continue to be sub-advised by Nuveen Asset Management and managed by the Acquiring Fund’s portfolio management team.

The following summary compares the current principal investment policies and strategies of the Acquiring Fund to the current principal investment policies and strategies of the Target Fund as of the date of this Joint Proxy Statement/Prospectus.

Dow Dynamic Overwrite	S&P Buy-Write	Acquiring Fund	Similarities/Differences

Principal Investment Strategy:

Under normal circumstances, the Fund will invest at least 80% of its Assets(1) in the thirty stocks included in the DJIA in approximately the amount such stocks are weighted in the DJIA and/or in other securities or financial instruments with economic characteristics that are similar to the thirty stocks included in the DJIA that are intended to correlate with the price movements of the DJIA. Under normal circumstances, the Fund expects to invest substantially all (at least 90%) of its Managed Assets(2) in the Equity Portfolio or otherwise in pursuit of its investment objective.

Principal Investment Strategy:

Under normal circumstances, the Fund will invest at least 80% of its Assets in a diversified Equity Portfolio made up of securities comprising the S&P 500 Index (or securities that have economic characteristics that are similar to those securities comprising the S&P 500 Index) that seeks to substantially replicate price movements of the S&P 500 Index and is designed to support the Fund’s option strategy. Under normal circumstances, the Fund expects to invest substantially all (at least 90%) of its Managed Assets (as defined below) in its Equity Portfolio or otherwise in pursuit of its investment objective.

Principal Investment Strategy:

Under normal circumstances, the Fund will invest at least 80% of its Assets in a diversified Equity Portfolio made up of securities comprising the S&P 500 Index (or securities that have economic characteristics that are similar to those securities comprising the S&P 500 Index) that seeks to substantially replicate price movements of the S&P 500 Index and is designed to support the Fund’s Option Strategy. Under normal circumstances, the Fund expects to invest substantially all (at least 90%) of its Managed Assets in the Equity Portfolio or otherwise in pursuit of its investment objective.

Dow Dynamic Overwrite seeks performance that correlates with the performance of the DJIA, while S&P Buy-Write and the Acquiring Fund seek to replicate the performance of the S&P 500 Index. Dow Dynamic Overwrite holds all of the securities in the DJIA, while S&P Buy-Write and the Acquiring Fund use a replication strategy.

Dow Dynamic Overwrite	S&P Buy-Write	Acquiring Fund	Similarities/Differences

Option Strategy:

The Fund employs a dynamic “overwrite” Option Strategy whereby the Fund’s sub-adviser sells (writes) call options on a varying percentage of the market value of the Fund’s Equity Portfolio based on its market outlook. Pursuant to this Option Strategy, under normal market circumstances, the Fund sells (writes) index call options, call options on custom baskets of securities, and covered call options on individual securities.

Option Strategy:

The Fund employs a constant “buy-write” Option Strategy whereby the Fund’s sub-adviser sells (writes) index call options on a continuous basis on substantially the full value of the Fund’s Equity Portfolio. The Fund targets a constant overwrite level (i.e., the ratio of the notional value of index call options sold by the Fund to the market value of the Fund’s Equity Portfolio) of 100% of the value of its Equity Portfolio.

Option Strategy:

The Fund employs a dynamic “overwrite” Option Strategy whereby the Fund’s sub-adviser sells (writes) call options on a varying percentage of the market value of the Fund’s Equity Portfolio based on its market outlook. Pursuant to this Option Strategy, under normal market circumstances, the Fund sells (writes) index call options, call options on custom baskets of securities, and covered call options on individual securities.

S&P Buy-Write employs a constant buy-write Option Strategy with the intent to produce cash flow in the form of premiums on the options written of 100% of the value of its Equity Portfolio.

Each of Dow Dynamic Overwrite and the Acquiring Fund employ a dynamic Option Strategy whereby options are written on a varying percentage of the Fund’s Equity Portfolio.

The Fund targets an overwrite level (i.e., the ratio of the notional value of call options sold by the Fund to the market value of the Fund’s Equity Portfolio) of 55% of the value of its Equity Portfolio over time, and the overwrite level will vary, based on market conditions, between 35% to 75% of the value of the Equity Portfolio.

In addition to a primary emphasis on writing call options to reduce downside risk and volatility of the Fund’s Equity Portfolio, the Fund’s option strategy as a secondary emphasis seeks additional return opportunities by capitalizing on inefficiencies in the options market through a variety of means including the use of call spreads and selling put options.

The Fund’s use of a buy-write strategy, which is also commonly referred to as a buy-write income strategy, is intended to produce cash flow for the Fund in the form of premiums on the options written. In exchange for this cash flow (the income component of a buy-write strategy), the Fund’s total return may be reduced relative to the S&P 500 Index in rising markets and may be enhanced relative to the S&P 500 Index in flat or declining markets, in each case consistent with the Fund’s investment objective to seek attractive total return with less volatility than the S&P 500 Index.

The Fund targets an overwrite level (i.e., the ratio of the notional value of call options sold by the Fund to the market value of the Fund’s Equity Portfolio) of 55% of the value of its Equity Portfolio over time, and the overwrite level will vary, based on market conditions, between 35% to 75% of the value of the Equity Portfolio.

In addition to a primary emphasis on writing call options to reduce downside risk and volatility of the Fund’s Equity Portfolio, the Fund’s option strategy as a secondary emphasis seeks additional return opportunities by capitalizing on inefficiencies in the options market through a variety of means including the use of call spreads and selling put options.

Dow Dynamic Overwrite	S&P Buy-Write	Acquiring Fund	Similarities/Differences
Quantitative Model: Not applicable.	Quantitative Model: Not applicable.

Quantitative Model:

The Fund’s sub-adviser uses a multi-factor quantitative model, which will consider opportunities to engage in tax-loss harvesting (i.e., periodically selling positions that have depreciated in value to realize capital losses that can be used to offset capital gains realized by the Fund) and other tax management considerations to improve after-tax shareholder outcomes, to construct the Fund’s Equity Portfolio.

The Acquiring Fund utilizes a multi-factor quantitative model to improve after-tax shareholder outcomes, whereas the Target Funds do not utilize such a strategy.

Leverage:

As a non-fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as preferred shares or debt instruments, but may enter into certain derivatives transactions that have the economic effect of leverage.

Leverage:

As a non-fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as the issuance of preferred shares of beneficial interest or debt instruments.

Leverage:

As a non-fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as preferred shares or debt instruments, but may enter into certain derivatives transactions that have the economic effect of leverage by creating additional investment exposure.

Substantially identical.
Diversification: The Fund is a non-diversified closed-end management investment company.	Diversification: The Fund is a diversified closed-end management investment company.	Diversification: The Fund is a diversified closed-end management investment company.	Dow Dynamic Overwrite is non-diversified and can invest a greater portion of its assets in securities of a single issuer, whereas S&P Buy-Write and the Acquiring Fund are diversified.

Dow Dynamic Overwrite	S&P Buy-Write	Acquiring Fund	Similarities/Differences

Use of Derivatives:

The Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts and options thereon, swaps (with varying terms, including interest rate swaps and credit default swaps), options on interest rates, options on indices, options on swaps, options on currencies and other fixed-income derivative instruments that may have the economic effect of leverage.

Use of Derivatives:

The Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts and options thereon, swaps (with varying terms, including interest rate swaps and credit default swaps), options on interest rates, options on indices, options on swaps, options on currencies and other fixed-income derivative instruments that may have the economic effect of leverage.

Use of Derivatives:

The Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts and options thereon, swaps (with varying terms, including interest rate swaps and credit default swaps), options on interest rates, options on indices, options on swaps, options on currencies and other fixed-income derivative instruments that may have the economic effect of leverage.

Identical.

Concentration Policy:

As a fundamental policy, the Fund may not concentrate (i.e., invest more than 25% of its total assets) in securities of issuers in any one industry, except that if 25% or more of the securities in the DJIA are issued by companies in one industry, the Fund will concentrate in that industry.

Concentration Policy:

As a fundamental policy, the Fund may not concentrate (i.e., invest more than 25% of its total assets) in securities of issuers in any one industry, except that the Fund will be concentrated in an industry or group of industries to the extent the S&P 500 Index is concentrated in an industry or group of industries.

Concentration Policy:

As a fundamental policy, the Fund may not concentrate (i.e., invest more than 25% of its total assets) in securities of issuers in any one industry; notwithstanding the foregoing, the Fund will be concentrated in an industry or group of industries to the extent the S&P 500 Index is concentrated in an industry or group of industries.

Substantially similar, the Dow Dynamic Overwrite concentration policy corresponds to the DJIA, whereas the S&P Buy-Write and Acquiring Fund correspond to the S&P 500 Index.

Dow Dynamic Overwrite	S&P Buy-Write	Acquiring Fund	Similarities/Differences

Fixed Income Securities:

The Fund may, from time to time, manage its cash by investing a part of its assets in short-term, high quality fixed-income securities. Under normal circumstances, the Fund will invest no more than 10% of its Managed Assets in such securities.

Fixed Income Securities:

The Fund may, from time to time, manage its cash by investing a part of its assets in short-term, high quality fixed-income securities. Under normal circumstances, the Fund will invest no more than 10% of its Managed Assets in such securities.

Fixed Income Securities:

The Fund may, from time to time, manage its cash by investing a part of its assets in short-term, high quality fixed-income securities. Under normal circumstances, the Fund will invest no more than 10% of its Managed Assets in such securities.

Identical.
Illiquid Securities: The Fund may invest in illiquid securities without limit.	Illiquid Securities: The Fund may invest in illiquid securities without limit.	Illiquid Securities: The Fund may invest in illiquid securities without limit.	Identical.

Non-U.S. Issuers:

The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers that are U.S. dollar denominated, which may include securities of issuers located, or conducting their business, in emerging market countries.

Non-U.S. Issuers:

The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers that are U.S. dollar denominated, which may include securities of issuers located, or conducting their business, in emerging market countries.

Non-U.S. Issuers:

The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers that are U.S. dollar denominated, which may include securities of issuers located, or conducting their business, in emerging market countries.

Identical.

Other Investment Companies:

Consistent with the Fund’s investment objective and policies, the Fund may invest in securities of other investment companies such as, among others, exchange-traded funds, subject to limitations imposed by the Investment Company Act of 1940, as amended, and exemptive orders issued by the U.S. Securities and Exchange Commission.

Other Investment Companies

Consistent with the Fund’s investment objective and policies, the Fund may invest in securities of other investment companies such as, among others, exchange-traded funds, subject to limitations imposed by the Investment Company Act of 1940, as amended, and exemptive orders issued by the U.S. Securities and Exchange Commission.

Other Investment Companies

Consistent with the Fund’s investment objective and policies, the Fund may invest in securities of other investment companies such as, among others, exchange-traded funds, subject to limitations imposed by the Investment Company Act of 1940, as amended, and exemptive orders issued by the U.S. Securities and Exchange Commission.

Identical.

Dow Dynamic Overwrite	S&P Buy-Write	Acquiring Fund	Similarities/Differences

Temporary Defensive Positions:

During temporary defensive periods, the Fund may deviate from its investment objective and invest all or a portion of its assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. There can be no assurance that such investment techniques will be successful.

Temporary Defensive Positions:

During temporary defensive periods, the Fund may deviate from its investment objective and invest all or a portion of its assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. There can be no assurance that such investment techniques will be successful.

Temporary Defensive Positions:

During temporary defensive periods, the Fund may deviate from its investment objective and invest all or a portion of its assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. There can be no assurance that such investment techniques will be successful.

Identical.

(1)Each Fund defines “Assets” as the net assets of the Fund plus the amount of any borrowings for investment purposes.

(2)Each Fund defines “Managed Assets” as the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (with respect to the Acquiring Fund, whether or not those assets are reflected in the Acquiring Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Board Members and Officers. The Target Funds and the Acquiring Fund have the same Board Members and officers. The management of each Fund, including general oversight of the duties performed by the Fund’s investment adviser under an investment management agreement between the investment adviser and such Fund (each, an “Investment Management Agreement”), is the responsibility of its Board. Each Fund currently has twelve (12) Board Members, each of whom is not considered an “interested person,” as defined in the 1940 Act.

Pursuant to each Fund’s by-laws, the Board of the Fund is divided into three classes (Class I, Class II and Class III) with staggered multi-year terms, such that typically only the members of one of the three classes stand for election each year. The staggered board structure could delay for up to two years the election of a majority of the Board of each Fund. The Acquiring Fund’s board structure will remain in place following the closing of the Mergers.

Investment Adviser. Nuveen Fund Advisors, LLC (previously defined as “Nuveen Fund Advisors” or the “Adviser”) is the investment adviser to each Fund and is responsible for overseeing each Fund’s overall investment strategy, including the use of leverage, and its implementation. Nuveen Fund Advisors also is responsible for the ongoing monitoring of any sub-adviser to the Funds, managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Funds. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606.

Nuveen Fund Advisors, a registered investment adviser, is a subsidiary of Nuveen, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of September 30, 2025, Nuveen managed approximately $1.4 trillion in assets, of which approximately $154.6 billion was managed by Nuveen Fund Advisors.

Unless earlier terminated as described below, each Fund’s Investment Management Agreement with Nuveen Fund Advisors will remain in effect until May 1, 2026. Each Investment Management Agreement continues in effect from year to year so long as such continuation is approved at least annually by: (1) the

Board or the vote of a majority of the outstanding voting securities of the Fund; and (2) a majority of the Board Members who are not interested persons of any party to the Investment Management Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement may be terminated at any time, without penalty, by either the Fund or Nuveen Fund Advisors upon 60 days’ written notice and is automatically terminated in the event of its assignment, as defined in the 1940 Act.

Pursuant to each Investment Management Agreement, each Fund has agreed to pay an annual management fee for the overall advisory and administrative services and general office facilities provided by Nuveen Fund Advisors. Each Fund’s management fee consists of two components—a complex-level fee, based on the aggregate amount of all eligible fund assets of Nuveen-branded closed- and open-end registered investment companies organized in the U.S., and a specific fund-level fee, based only on the amount of assets of such Fund. This pricing structure enables the Funds’ shareholders to benefit from growth in assets within each individual Fund as well as from growth of complex-wide assets managed by Nuveen Fund Advisors.

For the semi-annual period ended June 30, 2025 (annualized) for the Funds, the effective management fee rates of Dow Dynamic Overwrite, S&P Buy-Write and the Acquiring Fund, expressed as a percentage of average total daily net assets (including assets attributable to leverage), were 0.85%, 0.83% and 0.82%, respectively.

The annual fund-level fee rate for each Fund, payable monthly, is calculated according to the following schedules:

Current Fund-Level Fee Schedules for the Funds

Dow Dynamic Overwrite and S&P Buy-Write
Average Total Daily Managed Assets*	Annual Fee Rate
For the first $500 million	0.7000%
For the next $500 million	0.6750%
For the next $500 million	0.6500%
For the next $500 million	0.6250%
For managed assets over $2 billion	0.6000%

Acquiring Fund
Average Total Daily Managed Assets*	Annual Fee Rate
For the first $500 million	0.6600%
For the next $500 million	0.6350%
For the next $500 million	0.6100%
For the next $500 million	0.5850%
For managed assets over $2 billion	0.5600%

*For this purpose, managed assets means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of U.S. generally accepted accounting principles).

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Each Fund pays all of its other costs and expenses of its operations, including compensation of its Board Members (other than those affiliated with the Adviser), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, listing fees and taxes, if any.

Each Fund also pays a complex-level fee to Nuveen Fund Advisors, which is payable monthly and is in addition to the fund-level fee. The complex-level fee is based on the aggregate daily amount of eligible assets for all Nuveen-branded closed- and open-end registered investment companies organized in the U.S., as stated in the table below. As of September 30, 2025, the complex-level fee rate for each Fund was 0.1564%.

The annual complex-level fee for each Fund, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule, by a Fund’s daily managed assets:

Complex-Level Fee Rates

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
For the first $124.3 billion	0.1600%
For the next $75.7 billion	0.1350%
For the next $200 billion	0.1325%
For eligible assets over $400 billion	0.1300%

*The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen-branded closed-end funds and Nuveen branded open-end funds (“Nuveen Mutual Funds”). Except as described below, eligible assets include the assets of all Nuveen-branded closed-end funds and Nuveen Mutual Funds organized in the United States. Eligible assets do not include the net assets of: Nuveen fund-of-funds, Nuveen money market funds, Nuveen index funds, Nuveen Large Cap Responsible Equity Fund or Nuveen Life Large Cap Responsible Equity Fund. In addition, eligible assets include a fixed percentage of the aggregate net assets of the active equity and fixed income Nuveen Mutual Funds advised by the Adviser’s affiliate, Teachers Advisors, LLC (except those identified above). The fixed percentage will increase annually until May 1, 2033, at which time eligible assets will include all of the aggregate net assets of the active equity and fixed income Nuveen Mutual Funds advised by Teachers Advisors, LLC (except those identified above). Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.

Sub-Advisers

Nuveen Asset Management, LLC. For Dow Dynamic Overwrite and the Acquiring Fund, Nuveen Fund Advisors has selected its wholly owned subsidiary, Nuveen Asset Management, LLC (previously defined as “Nuveen Asset Management”), located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as the sub-adviser to each of the Funds pursuant to a sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management (a “Sub-Advisory Agreement”). Nuveen Asset Management, a registered investment adviser, oversees day-to-day operations and manages the investment of the Funds’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors. Pursuant to each Sub-Advisory Agreement, Nuveen Asset Management is compensated for the services it provides to the Funds with a portion of the management fee Nuveen Fund Advisors receives from each Fund. Nuveen Fund Advisors and Nuveen Asset Management retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

For the services provided pursuant to Dow Dynamic Overwrite’s and the Acquiring Fund’s Sub-Advisory Agreements, Nuveen Fund Advisors pays Nuveen Asset Management a portfolio management fee, payable monthly, equal to 0.39% of the Sub-Adviser’s allocation of each Fund’s Managed Assets.

Gateway Investment Advisers, LLC. For S&P Buy-Write, Nuveen Fund Advisors has selected Gateway Investment Advisers, LLC (previously defined as “Gateway”), located at 312 Walnut Street, 35th Floor, Cincinnati, Ohio 45202, to serve as sub-adviser to the Fund pursuant to a sub-advisory agreement between Nuveen Fund Advisors and Gateway (a “Sub-Advisory Agreement”). Gateway has a 40-year history of providing hedged equity strategies for risk-conscious investors. The firm’s strategy seeks to capture the majority of returns associated with investing in equity securities while minimizing risk. Gateway is organized as a Delaware limited liability company. Gateway is owned by Natixis Investment Managers, L.P., the holding company for the North American asset management business (“NATIXIS IM-NA”). NATIXIS IM-NA is part of Natixis Investment

Managers, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. As of July 31, 2025, Gateway managed over $9.5 billion in assets.

Gateway, a registered investment adviser, oversees day-to-day operations and manages the investment of the Fund’s assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors. Pursuant to the Sub-Advisory Agreements, Gateway is compensated for the services it provides to the Funds with a portion of the management fee Nuveen Fund Advisors receives from each Fund.

For the services provided pursuant to S&P Buy-Write’s Sub-Advisory Agreement, Nuveen Fund Advisors pays Gateway a fee, payable monthly, equal to a percentage of the net advisory fees paid by the Fund to the Adviser in accordance with the following schedule:

Net Assets	Advisory Fee
Up to $200 million	55.0%
$200 million to $300 million	52.5%
$300 million and over	50.0%

Following the Mergers, the combined fund will continue to be sub-advised by Nuveen Asset Management pursuant to the Acquiring Fund’s current Sub-Advisory Agreement.

A discussion of the basis for the Board’s most recent approval of the current Investment Management Agreement and Sub-Advisory Agreement for each Fund is included in the Fund’s Semi-Annual Report for the six months ended June 30, 2025.

Portfolio Management. Nuveen Asset Management manages the portfolios of Dow Dynamic Overwrite and the Acquiring Fund using a team of analysts and a portfolio manager that focuses on a specific group of funds. David Friar, James Campagna, CFA, Darren Tran, CFA, Nazar Romanyak and Nazar Suschko are the portfolio managers of both Dow Dynamic Overwrite and the Acquiring Fund. Mr. Friar has been the designated portfolio manager of Dow Dynamic Overwrite and the Acquiring Fund since 2014 and is currently responsible for overseeing the Option Strategies of the Funds. Mr. Campagna, and Mr. Tran assumed portfolio management responsibility for the Funds in 2020 and focus on each Fund’s Equity Portfolio. Mr. Romanyak assumed portfolio management responsibility for the Funds in 2024 and focuses on each Fund’s Equity Portfolio. Mr. Suschko assumed portfolio management responsibility for the Funds in 2025 and focuses on each Fund’s Equity Portfolio.

David Friar, Jim Campagna, CFA, Darren Tran, CFA, Nazar Romanyak and Nazar Suschko will manage the combined fund upon completion of the Merger. Additional information regarding the portfolio managers’ compensation, other accounts managed and ownership of securities is contained in the Merger SAI.

David Friar is a portfolio manager for Nuveen’s multi-asset portfolio management team. He joined the team managing the Equity, Mid Cap and Small Cap Index strategies in 2000 and became part of the enhanced equity index team in 2007. Additionally, he is a member of the investment team responsible for several other quantitative products, including the Equity Option Overwrite Strategies. David joined the firm in 1999 as a member of the performance measurement group. Before his role in portfolio management, he provided quantitative analysis for equity portfolios and constructed quantitatively driven portfolios for institutional and taxable clients. David graduated with a B.S. in Finance from Metropolitan State University.

Jim Campagna is a portfolio manager and oversees equity index strategies for Nuveen. He is responsible for all equity index, social choice, and equity ETF strategies. Prior to joining the firm in 2005, he was a portfolio manager at Mellon Capital Management where he was responsible for several funds and was an index strategy leader for the MSCI EAFE mandates. Jim graduated with a B.A. in Economics from the University of California, Irvine. He holds the CFA® designation and is a member of the FTSE Russell Americas Regional Equity Advisory Committee.

Darren Tran is a portfolio manager for Nuveen’s equity index team. He has portfolio management responsibilities for multiple equity index and equity ESG strategies. Darren joined the firm in 2005 as a foreign currency trader and entered the investment industry in 2000. Prior to joining the firm, he held a position at Morgan Stanley in Corporate Treasury. Darren graduated with a B.S. in Finance and Information Systems from the NYU Stern School of Business and an M.S. in Financial Engineering from the NYU Tandon School of Engineering. He holds the Chartered Financial Analyst® designation and is a member of the CFA Society of New York.

Nazar Romanyak is a portfolio manager for Nuveen’s equity index team. He has portfolio management responsibilities for multiple equity index and ETF strategies. In addition, he is responsible for platform developments and quantitative tools. Nazar joined the firm in 2013. Prior to joining the equity index team in 2019, Nazar held position in Nuveen Investment Modeling and Valuation where he focused on pricing derivatives and modeling investment strategies. Nazar graduated with a B.A. in Statistics and Quantitative Modeling from Baruch College, Zicklin School of Business, and a M.S. in Financial Engineering from Baruch College. He is a CFA charterholder, is a member of the CFA Institute and CFA Society of New York.

Nazar Suschko is a portfolio manager on Nuveen’s Multi-Asset portfolio management team. He has oversight for various risk-focused strategies and supports Nuveen’s option overwrite mandates. Nazar is responsible for portfolio management, portfolio construction, strategy design, creating new investment models and providing theoretical expertise for prospects and clients. Prior to joining the firm in 2016, Nazar was a portfolio manager at AEGON USA Investment Management, where he managed risk-based asset allocation strategies. Before that, he held several other roles at AEGON in both the U.S. and the Netherlands, including senior investment risk manager and the head of European portfolio risk management. He began his career in 2004 at ING Investment Management as a senior quantitative market and credit risk manager for the firm’s European asset management activities. Nazar graduated with both a master’s and Ph.D. in Theoretical Physics from the Eindhoven University of Technology, the Netherlands. He holds the FRM certification from the Global Association of Risk Professionals.

Subject to the supervision of Nuveen Fund Advisors, Gateway is responsible for execution of specific investment strategies and day-to-day investment operations for S&P Buy-Write. Gateway manages S&P Buy-Write’s portfolio using a team of analysts and portfolio managers that focuses on a specific group of funds. Michael T. Buckius, Kenneth H. Toft, Daniel M. Ashcraft, and Mitchell J. Trotta are the portfolio managers of S&P Buy-Write.

Michael T. Buckius is Gateway’s Chief Executive Officer, Chief Investment Officer and Portfolio Manager. He joined Gateway in 1999 as Vice President and Portfolio Manager, prior to which he worked as an equity derivative sales professional at Bear Stearns & Co. and Bankers Trust Company.

Kenneth H. Toft joined Gateway in 1992 and is currently a Senior Vice President and Portfolio Manager. He has been a Vice President and Portfolio Manager for the firm since 1997, prior to which he held the position of Senior Trader and Research Analyst.

Daniel M. Ashcraft joined Gateway in 2009, was promoted to Vice President in 2022 and is currently a Portfolio Manager on several of the funds Gateway advises. Mr. Trotta joined Gateway in 2016 and is currently a Portfolio Manager on several of the funds Gateway advises.

Mitchell J. Trotta joined Gateway Investment Advisers, LLC in 2016 and is a Portfolio Manager. Mr. Trotta is actively involved in the management of several mutual funds advised or sub-advised by the firm, in addition to the firm’s separate account strategies. In his role, Mr. Trotta is responsible for trading, providing analytical work supporting investment management decisions, and implementing the firm’s equity multi-factor model. Prior to joining Gateway, Mr. Trotta served as an associate for PNC Bank in the Asset Management Group. Mr. Trotta earned his BBA in Finance from the University of Cincinnati and is a CFA® charterholder.

Following the Mergers, the combined fund will continue to be sub-advised by Nuveen Asset Management and managed by the Acquiring Fund’s portfolio management team.

Comparative Risk Information

Risk is inherent in all investing. Investing in the Funds involves risk, including the risk that you may receive little or no return on your investment or that you may even lose part or all of your investment. An investment in the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Before you invest in a Fund, you should consider its principal risks.

Because the Funds have similar investment objectives and policies, the principal risks of an investment in each Fund are substantially similar, but there are differences. Unlike the Acquiring Fund and S&P Buy-Write, Dow Dynamic Overwrite is subject to non-diversification risk. Because Dow Dynamic Overwrite is classified as “non-diversified” under the 1940 Act, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund such as the Acquiring Fund and S&P Buy-Write. As a result, Dow Dynamic Overwrite will be more susceptible than a diversified fund such as the Acquiring Fund and S&P Buy-Write to fluctuations in the prices of securities of a single issuer. In addition, because of differences in the Funds’ underlying reference indices and/or differences in how the Funds’ sub-advisers invest the assets in the Funds’ respective Equity Portfolios, the Funds’ levels of risk exposure to various sectors, including the financial services sector and the information technology sector, differ. The principal risks of investing in the Funds are described in more detail below. See “B. Risk Factors.”

Comparative Expense Information

The purpose of the Comparative Fee Table is to assist you in understanding the various costs and expenses of investing in common shares of the Funds. The information in the table reflects the fees and expenses of each Fund for the six months ended June 30, 2025 (annualized) and the pro forma fees and expenses of the combined fund following the Mergers for the six months ended June 30, 2025 (annualized) assuming both Mergers are completed and for each Merger separately.

The value of the assets of the Funds will vary based on market conditions and other factors and may vary significantly during volatile market conditions. The figures in the Examples are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. The Funds’ actual rates of return may be greater or less than the hypothetical 5% annual return shown in the Examples.

1. Comparative Fee Table—Mergers of Both Dow Dynamic Overwrite and S&P Buy-Write

	Dow Dynamic Overwrite	S&P Buy-Write	Acquiring Fund	Combined Fund Pro Forma
Annual Expenses (as a percentage of net assets attributable to common shares)
Management Fees	0.85%	0.83%	0.82%	0.77%
Other Expenses	0.08%	0.07%	0.22%(1)	0.07%(2)
Total Annual Expenses	0.93%	0.90%	1.04%	0.84%

(1)Other Expenses reflect the write-off of $212,709 (0.13%) of deferred offering expenses as a result of the expiration of the Acquiring Fund’s shelf registration statement during the six months ended June 30, 2025.

(2)Other Expenses are estimated based on actual expenses from the prior fiscal reporting period.

Example: The following examples illustrate the expenses that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The examples assume that all dividends and other distributions are reinvested and that Total Annual Expenses remain the same. The examples also assume a 5% annual return. The examples should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years
Dow Dynamic Overwrite	$9	$30	$51	$114
S&P Buy-Write	$9	$29	$50	$111
Acquiring Fund	$11	$33	$57	$127
Combined Fund Pro Forma	$9	$27	$47	$104

2. Comparative Fee Table—Merger of Dow Dynamic Overwrite Only

	Dow Dynamic Overwrite	Acquiring Fund	Combined Fund Pro Forma
Annual Expenses (as a percentage of net assets attributable to common shares)
Management Fees	0.85%	0.82%	0.80%
Other Expenses	0.08%	0.22%(1)	0.11%(2)
Total Annual Expenses	0.93%	1.04%	0.91%

(1)Other Expenses reflect the write-off of $212,709 (0.13%) of deferred offering expenses as a result of the expiration of the Acquiring Fund’s shelf registration statement during the six months ended June 30, 2025.

(2)Other Expenses are estimated based on actual expenses from the prior fiscal reporting period.

Example: The following examples illustrate the expenses that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The examples assume that all dividends and other distributions are reinvested and that Total Annual Expenses remain the same. The examples also assume a 5% annual return. The examples should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years
Dow Dynamic Overwrite	$9	$30	$51	$114
Acquiring Fund	$11	$33	$57	$127
Combined Fund Pro Forma	$9	$29	$50	$112

3. Comparative Fee Table—Merger of S&P Buy-Write Only

	S&P Buy-Write	Acquiring Fund	Combined Fund Pro Forma
Annual Expenses (as a percentage of net assets attributable to common shares)
Management Fees	0.83%	0.82%	0.78%
Other Expenses	0.07%	0.22%(1)	0.08%(2)
Total Annual Expenses	0.90%	1.04%	0.86%

(1)Other Expenses reflect the write-off of $212,709 (0.13%) of deferred offering expenses as a result of the expiration of the Acquiring Fund’s shelf registration statement during the six months ended June 30, 2025.

(2)Other Expenses are estimated based on actual expenses from the prior fiscal reporting period.

Example: The following examples illustrate the expenses that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The examples assume that all dividends and other distributions are reinvested and that Total Annual Expenses remain the same. The examples also assume a 5% annual return. The examples should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years
S&P Buy-Write	$9	$29	$50	$111
Acquiring Fund	$11	$33	$57	$127
Combined Fund Pro Forma	$9	$27	$48	$106

Comparative Performance Information

Comparative total return performance for the Funds for periods ended August 31, 2025:

	Average Annual Total Return on Net Asset Value			Average Annual Total Return on Market Value
	One Year	Five Years	Ten Years	One Year	Five Years	Ten Years
Dynamic Overwrite	5.04%	7.79%	7.68%	8.94%	8.72%	8.18%
S&P Buy-Write	10.21%	10.43%	8.78%	13.36%	11.19%	8.71%
Acquiring Fund	10.16%	11.02%	9.63%	16.85%	12.69%	10.43%

Average Annual Total Return on Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvestment price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Average Annual Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances it may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Past performance information is not necessarily indicative of future results.

B. RISK FACTORS

An investment in the Acquiring Fund may not be appropriate for all investors. The Acquiring Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Acquiring Fund will achieve its investment objective. Investors should consider their long-term investment goals and financial needs when making an investment decision with respect to shares of the Acquiring Fund. An investment in the Acquiring Fund is intended to be a long-term investment, and you should not view the Fund as a trading vehicle. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions, if applicable.

The principal risks of investing in the Acquiring Fund are described below. The risks and special considerations listed below should be considered by shareholders of each Target Fund in their evaluation of the Mergers. An investment in a Target Fund is also generally subject to these principal risks. Unlike the Acquiring Fund and S&P Buy-Write, Dow Dynamic Overwrite is subject to non-diversification risk because it is classified as “non-diversified” under the 1940 Act and, accordingly, it can invest a greater portion of its assets in securities of a single issuer than a “diversified” fund such as the Acquiring Fund. As a result, Dow Dynamic Overwrite will be more susceptible than a diversified fund such as the Acquiring Fund and S&P Buy-Write to fluctuations in the prices of securities of a single issuer. In addition, because of differences in the Funds’ underlying reference indices and/or differences in how the Funds’ sub-advisers invest the assets in the Funds’ respective Equity Portfolios, the Funds’ levels of risk exposure to various sectors, including the financial services sector and the information technology sector, differ.

General Risks of Investing in the Acquiring Fund

Portfolio Level Risks:

Call Option Risk. As the writer of a call option, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the instrument underlying the call option above the sum of the premium and the strike price of the option, but will retain the risk of loss should the market value of the instrument underlying the call option decline. The purchaser of the call option has the right to any appreciation in the value of the underlying instrument over the exercise price upon the exercise of the call option or the expiration date. As the Fund increases the option overlay percentage, its ability to benefit from capital appreciation becomes more limited and the risk of NAV erosion increases. If the Fund experiences net asset value (“NAV”) erosion, which itself may have a negative effect on the market price of the Fund’s shares, the Fund will have a reduced asset base over which to write call options, which may eventually lead to reduced distributions to shareholders.

In addition, because the exercise of index options is settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Fund bears a risk that the value of the securities held by the Fund will vary from the value of the underlying index and relative to the written index call option positions. Accordingly, the Fund may incur losses on the index call options that it has sold that exceed gains on the Fund’s Equity Portfolio. The value of index options written by the Fund, which will be priced daily, will be affected by changes in the value of and dividend rates of the underlying common stocks in the index, changes in the actual or perceived volatility of the stock market and the remaining time to the options’ expiration. The value of the index options also may be adversely affected if the market for the index options becomes less liquid or smaller.

Call Spreads Risk. The Fund may enter into call spreads. A call spread involves the sale of a call option and the corresponding purchase of a call option on the same underlying instrument with the same expiration date but with different strike prices. The Fund may not be able to enter into (or close out of) these transactions, at times or in the quantities desired by the sub-adviser.

The Fund also may not be able to enter into (or close out of) these transactions because of, among other things, the lack of market participants that are willing to take contrary positions to that of the Fund.

Common Stock Risk. Common stocks have experienced significantly more volatility in returns and may significantly underperform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market, and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or the current and expected future conditions of the broader economy, or when political or economic events affecting the issuer in particular or the stock market in general occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Concentration Risk. The Fund’s investments may be concentrated in issuers of one or a few specific industries, so the Fund may be subject to more risks than if it were broadly diversified across the economy.

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative transactions entered into by the Fund. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives transactions may affect the value of those instruments. Because certain derivative transactions in which the Fund may engage may be traded between counterparties based on contractual relationships, the Fund is subject to the risk that a counterparty will not perform its obligations under the related contracts. If a counterparty becomes bankrupt or otherwise becomes unable to perform its obligations due to financial difficulties the Fund may sustain losses (including the full amount of its investment), may be unable to liquidate a derivatives position or may experience significant delays in obtaining any recovery in bankruptcy or other merger proceedings. By entering into derivatives transactions, the Fund assumes the risk that its counterparties could experience such financial hardships. Although the Fund intends to enter into transactions only with counterparties that the sub-adviser believes to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction. In the event of a counterparty’s bankruptcy or insolvency, any collateral posted by the Fund in connection with a derivatives transaction may be subject to the conflicting claims of that counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Derivatives Risk. The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty. The use of certain derivatives involves leverage, which can cause the Fund’s portfolio to be more volatile than if the portfolio had not been leveraged. Leverage can significantly magnify the effect of price movements of the reference asset, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains when the reference asset changes in unexpected ways. In some instances, such leverage could result in losses that exceed the original amount invested.

It is possible that regulatory or other developments in the derivatives market, including changes in government regulation, could adversely impact the Fund’s ability to invest in certain derivatives or successfully use derivative instruments.

Dividend Income Risk. A portion of the net investment income paid by the Fund to its shareholders is derived from dividends it receives from the common stocks held in the Fund’s Equity Portfolio. Dividends paid on securities held by the Fund can vary significantly over the short-term and long-term. Dividends on common stocks are not fixed, but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the issuers of common stocks in which the Fund invests will declare dividends in the future or that if declared they will remain at current levels or increase over time.

Financial Services Sector Risk. The Fund’s investment in securities issued by financial services companies makes the Fund more susceptible to adverse economic or regulatory occurrences affecting those companies. Concentration of investments in financial services companies includes the following risks:

•financial services companies may suffer a setback if regulators change the rules under which they operate, which may increase costs for or limit the ability to offer new services or products and make it difficult to pass increased costs on to consumers;

•unstable interest rates can have a disproportionate effect on the financial services sector;

•financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that sector; and

•financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

The profitability of many types of financial services companies may be adversely affected in certain market cycles, including periods of rising interest rates, which may restrict the availability and increase the cost of capital, and declining economic conditions, which may cause credit losses due to financial difficulties of borrowers. Because many types of financial services companies are especially vulnerable to these economic cycles, the Fund’s investments in these companies may lose significant value during such periods.

Hedging Risk. The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the investment adviser’s and/or the sub-adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the investment adviser’s and/or the sub-adviser’s judgment in this respect will be correct, and no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Hedging activities may reduce the Fund’s opportunities for gain by offsetting the positive effects of favorable price movements and may result in net losses.

Illiquid Investments Risk. Illiquid investments are investments that are not readily marketable. These investments may include restricted investments, including Rule 144A securities, which cannot be resold to the public without an effective registration statement under the 1933 Act, or, if they are unregistered may be sold only in a privately negotiated transaction or pursuant to an available exemption from registration. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell the investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline. Currently, inflation rates are elevated relative to normal market conditions and could increase.

Information Technology Sector Risk. The Fund currently invests a significant portion of its assets in the information technology sector, although this may change over time. The market prices of technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Large-Cap Company Risk. While large-cap companies may be less volatile than those of mid-and small-cap companies, they still involve risk. To the extent the Fund invests in large-capitalization securities, the Fund may underperform funds that invest primarily in securities of smaller capitalization companies during periods when the securities of such companies are in favor. Large-capitalization companies may be unable to respond as quickly as smaller capitalization companies to competitive challenges or to changes in business, product, financial or other market conditions.

Non-U.S. Securities Risk. Investments in securities of non-U.S. issuers involve special risks, including: less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; many non-U.S. markets are smaller, less liquid and more volatile; the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; the impact of economic, political, social or diplomatic events; possible seizure of a company’s assets; restrictions imposed by foreign countries limiting the ability of foreign issuers to make payments of principal and/or interest due to blockages of foreign currency exchanges or otherwise; and withholding and other non-U.S. taxes may decrease the Fund’s return. These risks are more pronounced to the extent that the Fund invests a significant amount of its assets in issuers located in one region. In addition, investing in securities of non-U.S. issuers located in emerging markets involves greater risks, including: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital.

Option Strategy Risk.The value of call options sold (written) by the Fund will fluctuate. The Fund may not participate in any appreciation of its portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of its portfolio. In employing the Fund’s Option Strategy, the sub-adviser seeks to reduce downside risk and volatility of the Fund’s Equity Portfolio. This strategy may not protect against market declines and may limit the Fund’s participation in market gains, particularly during periods when market values are increasing. This strategy may increase the Fund’s portfolio transaction costs, which could result in losses or reduce gains, and may not be successful.

Other Investment Companies Risk. Investing in an investment company exposes the Fund to all of the risks of that investment company’s investments. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. As a result, the cost of investing in investment company shares may exceed the costs of investing directly in its underlying investments. In addition, securities of other investment companies may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities and therefore magnify the Fund’s leverage risk.

With respect to ETFs, an ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. The value of an ETF based on a specific index is subject to change as the values of its respective component assets fluctuate according to market volatility. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. The market value of shares of ETFs and closed-end funds may differ from their NAV.

Put Option Risk. By writing put options, the Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire strike price of each option it sells but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When the Fund writes a put option, it assumes the risk that it must purchase the underlying instrument at a strike price that may be higher than the market price of the instrument. If there is a broad market decline and the Fund is not able to close out its written put options, it may result in substantial losses to the Fund. The Fund will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised put options.

Swap Transactions Risk. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the adviser and/or the sub-adviser of not only the referenced asset, rate or index, but also of the swap itself. If the investment adviser and/ or the sub-adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.

U.S. Government Securities Risk. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued or guaranteed by U.S. government agencies and instrumentalities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.

Valuation Risk. Certain securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.

When-Issued and Delayed-Delivery Transactions Risk. When-issued and delayed-delivery transactions may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than their cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of any delayed payment commitment.

Fund Level and Other Risks:

Anti-Takeover Provisions. The Fund’s organizational documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares.

Borrowing Risk. The Fund may borrow for temporary or emergency purposes. Borrowing may exaggerate changes in the NAV of the Fund’s shares and may affect the Fund’s net income. When the Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market circumstances, such borrowings might be outstanding for longer periods of time.

Cybersecurity Risk. The Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents.

Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.

Global Economic Risk. National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and asset prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies, may have global negative economic and market repercussions. Additionally, instability in various countries, war, natural and environmental disasters, the spread of infectious illnesses or other public health emergencies, terrorist attacks in the United States and around the world, growing social and political discord in the United States, debt crises, the response of the international community—through economic sanctions and otherwise—to international events, further downgrade of U.S. government securities, changes in the U.S. president or political shifts in Congress, trade disputes and other similar events may adversely affect the global economy and the markets and issuers in which the Fund invests. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the global economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Fund’s sub-adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

The Fund does not know and cannot predict how long the securities markets may be affected by these events, and the future impact of these and similar events on the global economy and securities markets is uncertain. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organizations to carry out the duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements.

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Common shares frequently trade at a discount to their NAV. An investment in common shares represents an indirect investment in the securities owned by the Fund. Common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Legislation and Regulatory Risk. At any time after the date of this Joint Proxy Statement/Prospectus, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.

Market Discount from Net Asset Value. Shares of closed-end investment companies like the Fund frequently trade at prices lower than their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Furthermore, management may have difficulty meeting the Fund’s investment objective and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.

Not an Index Fund. The Fund is not, nor is it intended to be, an index fund. As a result, the performance of the Fund will differ from the performance of the index as a whole for various reasons, including the fact that the Fund will write call options on a portion of its Equity Portfolio and the weightings of the securities included in the Fund’s Equity Portfolio may be different than the weightings of the common stocks in the index. The Fund, by writing call options on its Equity Portfolio, will give up the opportunity to benefit from potential increases in the value of the Fund’s Equity Portfolio above the exercise prices of the options, but will continue to bear the risk of declines in the value of the Fund’s Equity Portfolio.

Recent Market Conditions. Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, including the imposition of tariffs, relaxation of the financial industry regulations that followed the financial crisis, and/ or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.

Ukraine has experienced ongoing military conflict, most recently in February 2022 when Russia invaded Ukraine; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets. Additionally, in October 2023 armed conflict broke out between Israel and the militant group Hamas after Hamas infiltrated Israel’s southern border from the Gaza Strip. Israel has since declared war against Hamas and this conflict has escalated into a greater regional conflict. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.

The ongoing trade war between China and the United States, including the imposition of tariffs by each country on the other country’s products, has created a tense political environment. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future. Beginning in early 2025, the United States also imposed tariffs on other countries, including Mexico and Canada. The possibility of additional tariffs being imposed or the outbreak of a trade war may adversely impact U.S. and international markets. Additionally, political uncertainty regarding U.S. policy, including the U.S. government’s approach to trade, may also impact the markets and the Fund’s performance.

The U.S. Federal Reserve (the “Fed”) has in the past sharply raised interest rates and has signaled an intention to continue to do so or to maintain relatively higher interest rates until current inflation levels re-align with the Fed’s long-term inflation target. Changing interest rate environments impact the various sectors of the economy in different ways. For example, in March 2023, the Federal Deposit Insurance Corporation (“FDIC”) was appointed receiver for each of Silicon Valley Bank and Signature Bank, the second- and third-largest bank failures in U.S. history, which failures may be attributable, in part, to rising interest rates. Bank failures may have a destabilizing impact on the broader banking industry or markets generally.

Tax Risk. The Fund has elected and qualified to be treated, and intends to continue to qualify, for each taxable year as a Regulated Investment Company (“RIC”) under Subchapter M of the Code, and intends each taxable year to qualify and be eligible to be treated as such. As a RIC, the Fund is generally not expected to be subject to U.S. federal income tax on its net investment company taxable income and net capital gains that are distributed (or deemed distributed) to its shareholders. To qualify for the special tax treatment available to a RIC, the Fund must comply with certain income and distribution requirements each taxable year, and must also comply with certain diversification requirements on a quarterly basis. Under certain circumstances, the Fund may be forced to sell certain assets when it is not advantageous in order to meet these requirements, which may reduce the Fund’s overall return. If the Fund fails to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code (which may also force the Fund to sell certain assets when it is not advantageous in order to cure such failures), the Fund’s income would be subject to a double level of U.S. federal income tax. If these relief provisions were not available to the Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of the Fund’s taxable income, including its net capital gain, would first be subject to U.S. federal income tax at the 21% regular corporate rate without any deduction for distributions to shareholders, and second, all distributions by the Fund to the extent of the Fund’s current or accumulated earnings and profits, including distributions of net capital gain (if any), would be taxable to its shareholders for U.S. federal income tax purposes as ordinary dividends (which may qualify for reduced tax rates).

C. INFORMATION ABOUT THE MERGERS

General

Nuveen Fund Advisors, a subsidiary of Nuveen and the Funds’ investment adviser, recommended the proposed Mergers as part of an ongoing initiative to streamline Nuveen’s closed-end fund line-up and eliminate overlapping products. Based on information provided by Nuveen Fund Advisors, each Fund’s Board considered that the proposed Mergers may benefit shareholders of its Fund in a number of ways, including, among other things:

•Greater secondary market liquidity and improved secondary market trading for common shares as a result of the combined fund’s greater share volume, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements;

•With respect to the Target Funds, the potential for a narrower trading discount as a result of the Acquiring Fund’s stronger secondary market demand compared to those of the Target Funds;

•With respect to the Target Funds, lower net operating expenses as a result of a lower effective management fee rate for shareholders due to breakpoints in the Acquiring Fund’s fund-level management fee schedule, the larger asset base of the combined fund and the lower fund-level management fee schedule of the Acquiring Fund compared to those of the Target Funds and, assuming each Merger is completed, the potential for modest additional expense savings as certain other costs would be shared over the combined fund’s larger asset base;

•With respect to the Acquiring Fund, lower net operating expenses as a result of a lower effective management fee rate for shareholders due to breakpoints in the Acquiring Fund’s fund-level management fee schedule and the larger asset base of the combined fund, as well as additional expense savings as certain other costs would be shared over the combined fund’s larger asset base; and;

•With respect to the Target Funds, the potential benefits afforded by the portfolio construction process of the Acquiring Fund in which the Acquiring Fund, in addition to maintaining an overwrite level that varies based on its dynamic Option Strategy, also utilizes a quantitative model intended to improve after-tax shareholder outcomes.

For these reasons, each Fund’s Board has determined that its Fund’s Merger(s) is/are in the best interests of its Fund and has approved such Merger(s).

The closing of each Merger is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. Because the closing of a Merger is contingent upon the Target Fund and Acquiring Fund obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Merger will not occur, even if a Target Fund obtains the requisite shareholder approval and satisfies all of its closing conditions, if the Acquiring Fund does not obtain its requisite shareholder approval or satisfy (or obtain the waiver of) its closing conditions. If the Merger is not consummated, the Target Fund’s Board may take such actions as it deems in the best interests of the Target Fund, including conducting additional solicitations with respect to the Merger or continuing to operate the Target Fund as a stand-alone fund.

Terms of the Mergers

General. The Agreement and Plan of Merger by and among the Acquiring Fund, each Target Fund and the Merger Sub (the “Agreement”), in the form attached as Appendix A to this Joint Proxy Statement/Prospectus, sets forth the terms of each Merger and, with respect to each Merger, provides for: (1) the merger of the Target Fund with and into the Merger Sub, with the Merger Sub continuing as the surviving company and the separate legal existence of the Target Fund ceasing for all purposes as of the Effective Time; and (2) the conversion of the issued and outstanding common shares of beneficial interest of the Target Fund, par value $0.01 per share, into newly issued common shares of beneficial interest of the Acquiring Fund, par value $0.01 per share (with cash being received in lieu of any fractional Acquiring Fund common shares). With respect to each Merger, at the Effective Time, without any further action, the Merger Sub as the surviving company shall (i) succeed to and possess all rights, powers and privileges of the Merger Sub and the Target Fund, and all of the assets and property of whatever kind and character of the Target Fund and the Merger Sub shall vest in the Merger Sub, and (ii) be liable for all of the liabilities and obligations of the Target Fund and the Merger Sub. As soon as practicable following the completion of the Mergers, the Merger Sub will distribute its assets to the Acquiring Fund and the Acquiring Fund will assume the liabilities of the Merger Sub in complete liquidation and dissolution of the Merger Sub under Massachusetts law. The Merger Sub has been formed for the sole purpose of consummating the Mergers and the Merger Sub will not commence operations prior to the closing of the Mergers, except as necessary to facilitate the Mergers.

As a result of the Mergers and subsequent distribution of assets to the Acquiring Fund, the assets of the Acquiring Fund and the Target Funds would be combined, and the shareholders of the Target Funds would become shareholders of the Acquiring Fund. The Acquiring Fund will be the accounting survivor of the Mergers.

With respect to each Merger, the closing date is expected to be on or about February 23, 2026, or such other date as the parties may agree (the “Closing Date”). Following the Mergers, each Target Fund will terminate its registration as an investment company under the 1940 Act. The Acquiring Fund will continue to operate after the Mergers as a registered closed-end management investment company, with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

The aggregate net asset value, as of the Valuation Time (as defined below), of the Acquiring Fund common shares received by each Target Fund’s common shareholders in connection with the Mergers will equal the aggregate net asset value of the Target Fund common shares held by shareholders of the Target Fund as of the Valuation Time. Prior to the Valuation Time, the net asset value of each Fund will be reduced by the costs of the Mergers borne by such Fund. However, no fractional Acquiring Fund common shares will be distributed to a Target Fund’s common shareholders in connection with a Merger. The Acquiring Fund’s transfer agent will aggregate all fractional Acquiring Fund common shares that may be due to a Target Fund’s shareholders as of the Closing Date and will sell the resulting whole shares for the account of holders of all such fractional interests at a value that may be higher or lower than net asset value, and each such holder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional common shares, the Acquiring Fund’s transfer agent will act directly on behalf of the shareholders entitled to receive fractional shares and will accumulate fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to the Target Fund shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes). For federal income tax purposes, Target Fund shareholders will be treated as if they received fractional share interests and then sold such interests for cash. The holding period and the aggregate tax basis of the Acquiring Fund shares received by a shareholder, including fractional share interests deemed received by a shareholder, will be the same as the holding period and aggregate tax basis of the Target Fund common shares previously held by the shareholder and exchanged therefor, provided the Target Fund shares exchanged therefor were held as capital assets at the effective time of a Merger. As a result of the Mergers, common shareholders of the Funds will hold a smaller percentage of the outstanding common shares of the combined fund as compared to their percentage holdings of their respective Fund prior to the Mergers and thus, common shareholders will hold reduced percentages of ownership in the larger combined entity than they held in the Acquiring Fund or a Target Fund individually.

Valuation of Common Shares. Pursuant to the Agreement, the net asset value per share of each Target Fund and the Acquiring Fund shall be computed as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date (such time and date referred to herein as the “Valuation Time”) using the valuation procedures of the Nuveen closed-end funds adopted by the Board or such other valuation procedures as will be mutually agreed upon by the parties.

Acquiring Fund Common Shares to be Issued. At the effective time of the closing (the “Effective Time”), each Target Fund common share outstanding immediately prior to the Effective Time shall be converted into a number of Acquiring Fund common shares equal to one multiplied by the quotient of the net asset value per share of the Target Fund divided by the net asset value per share of the Acquiring Fund.

Distributions. Undistributed net investment income represents net earnings from a Fund’s investment portfolio that over time have not been distributed to shareholders. Under the terms of the Agreement, if a Target Fund has undistributed net investment income or undistributed net capital gains, such Target Fund is required to declare a distribution prior to the Valuation Time, which, together with all previous dividends, has the effect of distributing to its shareholders all undistributed net investment income and undistributed realized net capital gains (after reduction by any available capital loss carryforwards and excluding any net capital gain on which the Target Fund paid federal income tax) for all taxable periods ending on or before the Closing Date. The Acquiring Fund is not subject to a similar distribution requirement; however, it is anticipated that the Acquiring Fund will declare a distribution prior to the Closing Date which will result in the distribution of a portion of its undistributed net investment income to its shareholders. Consequently, Target Fund shareholders effectively will purchase a pro rata portion of the Acquiring Fund’s remaining undistributed net investment income and undistributed realized net capital gains, if any, which may be more or less than a Target Fund’s undistributed net investment income and undistributed realized net capital gains immediately preceding the distributions described above, if any. As a result, the Acquiring Fund’s existing shareholders will experience a corresponding reduction in their respective portion of undistributed net investment income and undistributed realized net capital gains per share, if any, such that the Acquiring Fund’s undistributed net investment income and undistributed realized net capital gains per share immediately following the Mergers is expected to be less than the Acquiring Fund’s undistributed net investment income and undistributed realized net capital gains per share immediately preceding the Mergers.

Amendments. Under the terms of the Agreement, the Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by each Fund as specifically authorized by each Fund’s Board; provided, however, that following the Annual meetings, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund shares to be issued to a Target Fund’s shareholders under the Agreement to the detriment of such shareholders without their further approval.

Conditions. Under the terms of the Agreement, the closing of each Merger is subject to the satisfaction or waiver (if permissible) of the following closing conditions: (1) the requisite approval by the shareholders of each Fund of its proposal with respect to the Merger in this Joint Proxy Statement/Prospectus, (2) each Fund’s receipt of an opinion substantially to the effect that the Merger will qualify as a “reorganization” under the Code (see “—Material Federal Income Tax Consequences of the Mergers”), (3) the absence of legal proceedings challenging the Merger, and (4) the Funds’ receipt of certain customary certificates and legal opinions.

Termination. With respect to each Merger, the Agreement may be terminated by the mutual agreement of the parties, and such termination may be effected by the Chief Administrative Officer, President or any Vice President of each Fund without further action by a Target Fund’s Board or the Acquiring Fund’s Board. In addition, a Fund may at its option terminate the Agreement with respect to its Merger at or before the closing due to: (1) a breach by the non-terminating party of any representation or warranty, or agreement to be performed at or before the closing, if not cured within 30 days of the breach and prior to the closing; (2) a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or (3) a determination by a Target Fund’s Board or the Acquiring Fund’s Board that the consummation of the transactions contemplated by the Agreement is not in the best interests of its respective Fund involved in the Merger(s).

Reasons for the Mergers

Based on the considerations described below, the Board of Trustees of each Target Fund (each, a “Target Board” and collectively, the “Target Boards”), all of whom are not “interested persons,” as defined in the 1940 Act, and the Board of Trustees of the Acquiring Fund (the “Acquiring Board” and together with the Target

Boards, the “Boards” and each individually, a “Board”), all of whom are not “interested persons,” as defined in the 1940 Act, have each determined that its Fund’s Merger(s) would be in the best interests of its Fund and that the interests of the existing shareholders of its Fund would not be diluted as a result of such Merger(s). At a meeting held on September 17, 2025 (the “Board Meeting”), each Board approved its Fund’s Merger(s) and recommended that shareholders of its Fund, as applicable, approve such Merger(s).

At and prior to the Board Meeting, including at a previous meeting, Nuveen Fund Advisors made presentations and provided the Boards with information relating to the proposed Mergers. Prior to approving its Fund’s Merger(s), each Board reviewed the foregoing information with its independent legal counsel and with management, reviewed with independent legal counsel applicable law and its duties in considering such matters and met with independent legal counsel in private sessions without management present. Each Board considered that Nuveen Fund Advisors, each Fund’s investment adviser, had recommended the Merger(s) as part of an ongoing initiative to streamline Nuveen’s closed-end fund line-up and eliminate overlapping products. Based on the foregoing, each Board considered the following factors (as applicable), among others, in approving its Fund’s Merger(s) and recommending that shareholders of its Fund approve such Merger(s):

•the compatibility of the Funds’ investment objectives, policies and related risks;

•the consistency of portfolio management;

•the effect of the Mergers on the fees and expense ratios of the Funds, including the anticipated savings resulting from the Acquiring Fund’s lower fund-level management fee schedule (when compared to those of the Target Funds) and the larger asset base of the combined fund;

•the potential for improved secondary market trading with respect to common shares;

•certain historic investment performance;

•the anticipated federal income tax-free nature of the Mergers;

•the expected costs of the Mergers;

•the terms of the Mergers and whether the Mergers would dilute the interests of the existing shareholders of the applicable Funds;

•the effect of the Mergers on shareholder rights;

•alternatives to the Mergers; and

•any potential benefits of the Mergers to Nuveen Fund Advisors and its affiliates as a result of the Mergers.

Compatibility of Investment Objectives, Policies and Related Risks. Based on the information presented, the Boards considered that the Funds have similar investment objectives and policies, but there are differences. In this regard, each Fund invests in an Equity Portfolio that seeks to correlate with or substantially replicate the price movements of an index, while employing its Option Strategy. While the investment objective of both the Acquiring Fund and S&P Buy-Write is to seek attractive total return with less volatility than the S&P 500 Index, the investment objective of Dow Dynamic Overwrite is to seek attractive total returns with less volatility than the DJIA. Further, while S&P Buy-Write employs a constant buy-write Option Strategy with the intent to produce cash flow in the form of premiums on the options written of 100% of the value of its Equity Portfolio, both Dow Dynamic Overwrite and the Acquiring Fund employ a dynamic Option Strategy whereby options are written on a varying percentage of the Fund’s Equity Portfolio. Each Target Board considered information provided by Nuveen Fund Advisors to support its recommendation for a combined fund with both (i) an Equity Portfolio that seeks to track the S&P 500 Index and (ii) a dynamic Option Strategy, including information regarding historic performance and investor demand. In addition, the Boards considered that none of the Funds had outstanding preferred shares. With respect to principal investment risks, the Boards considered that because the Funds have similar investment objectives and policies, the principal investment risks of an investment in each Fund would be substantially similar in certain respects, although differences relating to the Funds’ investment objectives and policies would affect the comparative risk profiles.

In its review, each Board considered the anticipated impact of the Mergers on its Fund’s portfolio, assuming each Merger is completed. In this regard, based on information provided by Nuveen Fund Advisors, the Boards considered that if shareholders approve the Mergers, the Acquiring Fund is expected to sell a portion of the portfolio assets acquired from the Target Funds in the Mergers in order to align the combined portfolio with the investment strategy of the Acquiring Fund. As a related matter, the Boards considered that both the Acquiring Fund and S&P Buy-Write (which is significantly larger than the Acquiring Fund and Dow Dynamic Overwrite) invest in securities comprising the S&P 500 Index (or securities that have economic characteristics that are similar to those securities comprising the S&P 500 Index), while Dow Dynamic Overwrite invests in the thirty stocks included in the DJIA (and/or in other securities or financial instruments with economic characteristics that are similar to such stocks). Further, in connection with the anticipated portfolio repositioning assuming each Merger is completed, the Boards considered information provided by Nuveen Fund Advisors regarding the expected impact on portfolio turnover and tracking error, as well as certain anticipated tax consequences.

Consistency of Portfolio Management. Each Fund has the same investment adviser. Further, the Acquiring Fund and Dow Dynamic Overwrite are sub-advised by the same sub-adviser, Nuveen Asset Management, an affiliate of Nuveen Fund Advisors, and have the same portfolio management team. However, S&P Buy-Write is sub-advised by Gateway, a sub-adviser that is not affiliated with Nuveen Fund Advisors, and has a different portfolio management team. Following the Mergers, the combined fund will be sub-advised by Nuveen Asset Management and will be managed by the Acquiring Fund’s portfolio management team.

In addition, based on information provided by Nuveen Fund Advisors, the Boards considered that there were certain differences in the portfolio construction techniques used by the Funds in connection with their Equity Portfolios. In this regard, the Boards considered the potential benefits afforded by the portfolio construction process of the Acquiring Fund in which the Acquiring Fund utilizes a quantitative model intended to improve after-tax shareholder outcomes. Further, based on information provided by Nuveen Fund Advisors, the Boards considered certain differences in the management by the Nuveen Asset Management and Gateway teams of the Option Strategies of the applicable Fund(s) whereby, as indicated above, Gateway employs a constant buy-write Option Strategy for S&P Buy-Write, while Nuveen Asset Management employs a dynamic Option Strategy for Dow Dynamic Overwrite and the Acquiring Fund.

Larger Asset Base of the Combined Fund; Effect of the Mergers on Fees and Expense Ratios. The Boards considered the management fee and operating expense ratio of each Fund (including the estimated operating expense ratio of the combined fund following the Mergers, assuming each Merger is completed) and considered the anticipated annual management fee and operating expense savings of each Fund resulting from the Mergers, assuming each Merger is completed. In this regard, the Boards considered that the fund-level management fee schedule of the Acquiring Fund is lower at each breakpoint level than the fund-level management fee schedule of each Target Fund. The Boards considered that, assuming each Merger is completed, it was anticipated that the management fee schedule of the combined fund would result in management fee savings and a lower effective management fee rate for shareholders of each Fund due to, as applicable, the Acquiring Fund’s lower fund-level management fee schedule (when compared to that of each Target Fund), breakpoints in the Acquiring Fund’s fund-level management fee schedule and the larger asset base of the combined fund. Further, assuming each Merger is completed, it was anticipated that each Fund would benefit as certain other costs would be shared over the combined fund’s larger asset base, although the Boards considered that such benefits were expected to be more modest for the Target Funds than for the Acquiring Fund. In addition, the Boards considered that, assuming each Merger is completed, it was expected that the net operating expense ratio per common share of the combined fund would be lower than that of each Fund prior to the closing of the Mergers.

Potential for Improved Secondary Market Trading. While it is not possible to predict trading levels following the Mergers, the Boards considered that the Mergers are being proposed, in part, to seek to enhance the secondary trading market for the Funds’ common shares. Each Board considered that the combined fund’s greater share volume may result in greater secondary market liquidity and improved secondary market trading for common shares after the Mergers, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements. In addition, based on information provided by Nuveen Fund Advisors, the Target Boards considered the potential for a narrower trading discount, relative to the Target Funds, as a result of the Acquiring Fund’s stronger secondary market demand. In this regard, based on information provided by Nuveen Fund Advisors (including, among other things, each Fund’s trading discount as of June 30, 2025 and average trading discounts calculated over various time periods ended June 30, 2025), the Target Boards considered that the Acquiring Fund’s common shares had traded at a discount that historically has been lower than that of each Target Fund’s common shares. However, the Target Boards considered that the past trading record of the common shares of the Acquiring Fund may not necessarily be indicative of how the common shares of the combined fund will trade in the future and that no assurance can be provided regarding the trading discount of the common shares of the combined fund. In addition, each Board considered the historic investment performance of the Funds on a net asset value basis for various periods ended June 30, 2025. Based on information provided by Nuveen Fund Advisors, the Boards considered that the Acquiring Fund’s net asset value returns were higher than those of each Target Fund for such periods, subject to an exception for the year-to-date period (for which S&P Buy-Write's net asset value returns were higher than those of the Acquiring Fund and Dow Dynamic Overwrite).

Anticipated Tax-Free Reorganizations. Each Merger will be structured with the intention that it qualifies as a tax-free reorganization for federal income tax purposes, and each Fund participating in such Merger will obtain an opinion of counsel substantially to this effect (based on certain factual representations and certain customary assumptions and exclusions).

Expected Costs of the Mergers. The Boards considered the terms and conditions of the Mergers, including the estimated costs associated with the Mergers and the allocation of such costs among the Funds in light of the allocation methodology.

Terms of the Mergers and Impact on Shareholders. The terms of the Mergers are intended to avoid dilution of the interests of the existing shareholders of the applicable Funds. In this regard, each Target Board considered that each holder of common shares of its Target Fund will receive common shares of the Acquiring Fund (taking into account any fractional shares to which the shareholder would be entitled) equal in value as of the Valuation Time to the aggregate per share net asset value of that shareholder’s Target Fund common shares held as of the Valuation Time. However, no fractional common shares of the Acquiring Fund will be distributed to the Target Funds’ common shareholders in connection with the Mergers. In lieu of such fractional shares, the Target Funds’ common shareholders will receive cash.

In conjunction with the issuance of additional shares of the Acquiring Fund as described above, the Acquiring Board considered that the Acquiring Fund would receive additional assets and liabilities as a result of each Merger. The Boards also considered that the closing of a Merger was not contingent on the closing of the other Merger.

Effect on Shareholder Rights. The Boards considered that each Fund is organized as a Massachusetts business trust. In this regard, with respect to each Target Fund, there will be no change to shareholder rights under state statutory law.

Alternatives. The Boards considered various alternatives to the Mergers, including maintaining the status quo.

Potential Benefits to Nuveen Fund Advisors and Affiliates. The Boards considered that the Mergers will result in some benefits and economies of scale for Nuveen Fund Advisors and its affiliates. In this regard, the Boards considered that the Acquiring Fund retains Nuveen Asset Management, an affiliate of Nuveen Fund Advisors, as the sub-adviser to such Fund. In contrast, S&P Buy-Write utilizes Gateway, a sub-adviser that is not affiliated with Nuveen Fund Advisors. Accordingly, the Boards considered that if the Merger with S&P Buy-Write is completed, Nuveen Fund Advisors and its affiliate, Nuveen Asset Management, would be retaining all the advisory fees that were applicable to such Target Fund. However, as noted above, the Acquiring Fund’s fund-level management fee schedule is lower than that of S&P Buy-Write. In addition to the foregoing, the Boards considered that Nuveen may benefit from, among other things, a reduction in the level of operational expenses incurred for administrative, compliance and portfolio management services as a result of the elimination of each Target Fund as a separate fund in the Nuveen complex.

Conclusion. Each Board approved its Fund’s Merger(s), concluding that each such Merger is in the best interests of its Fund and that the interests of existing shareholders of its Fund will not be diluted as a result of the respective Merger(s).

Capitalization

The following table sets forth the unaudited capitalization of the Funds as of August 31, 2025, and the pro-forma combined capitalization of the Acquiring Fund as if the Merger(s) had occurred on that date assuming the completion of both Mergers and the completion of each Merger separately.

1. Capitalization Table—Mergers of Both Dow Dynamic Overwrite and S&P Buy-Write

The table reflects pro forma exchange ratios of approximately 0.88244498 and 0.83792968 common shares of the Acquiring Fund issued for each common share of Dow Dynamic Overwrite and S&P Buy-Write, respectively. If the Mergers are consummated, the actual exchange ratios may vary.

	Dow Dynamic Overwrite	S&P Buy-Write	Acquiring Fund	Pro Forma Adjustments		Acquiring Fund Pro Forma(1)
Common Shareholders’ Equity:
Common Shares, $0.01 par value per share	$363,669	$1,041,653	$179,765	$(211,574	)(2)	$1,373,513
Paid-in surplus	214,192,677	433,844,657	103,562,855	211,574	(2)	751,811,763
Total distributable earnings	384,497,193	1,189,785,743	230,596,445	(3,592,233	)(3)(4)	1,801,287,148
Net assets applicable to common shares	$599,053,539	$1,624,672,053	$334,339,065	$(3,592,233)		$2,554,472,424
Common shares outstanding	36,366,913	104,165,286	17,976,544	(21,157,459)		137,351,284
Net asset value per common share outstanding (net assets attributable to common shares, divided by common shares outstanding)	$16.47	$15.60	$18.60			$18.60
Authorized shares:
Common	Unlimited	Unlimited	Unlimited			Unlimited
Preferred	Unlimited	Unlimited	Unlimited			Unlimited

(1)The pro forma balances are presented as if the Mergers were effective as of August 31, 2025, are presented for informational purposes only. The actual Closing Date of the Mergers is expected to be on or about February 23, 2026, or such later time agreed to by the parties at which time the results would be reflective of the actual composition of shareholders’ equity as of that date. All pro forma adjustments are directly attributable to the Mergers.

(2)Assumes the issuance of 32,091,789 and 87,282,951 Acquiring Fund common shares to Dow Dynamic Overwrite common shareholders and S&P Buy-Write common shareholders, respectively, in connection with the Mergers. These numbers are based on the net asset values of the Acquiring Fund and the Target Funds as of August 31, 2025, adjusted for estimated Merger costs and the effects of distributions.

(3)Includes the impact of estimated total Merger costs of $2,480,000, which are currently expected to be borne by Dow Dynamic Overwrite, S&P Buy-Write and the Acquiring Fund in the amounts of $1,095,000, $1,375,000 and $10,000, respectively.

(4)Assumes that Dow Dynamic Overwrite will make a capital gain distribution of $1,112,233 to its shareholders prior to the Mergers.

2. Capitalization Table—Merger of Dow Dynamic Overwrite Only

The table reflects a pro forma exchange ratio of approximately 0.88244498 common shares of the Acquiring Fund issued for each common share of Dow Dynamic Overwrite. If the Merger is consummated, the actual exchange ratio may vary.

	Dow Dynamic Overwrite	Acquiring Fund	Pro Forma Adjustments		Acquiring Fund Pro Forma(1)
Common Shareholders’ Equity:
Common Shares, $0.01 par value per share	$363,669	$179,765	$(42,751	)(2)	$500,683
Paid-in surplus	214,192,677	103,562,855	42,751	(2)	317,798,283
Total distributable earnings	384,497,193	230,596,445	(2,217,233	)(3)(4)	612,876,405
Net assets applicable to common shares	$599,053,539	$334,339,065	$(2,217,233)		$931,175,371
Common shares outstanding	36,366,913	17,976,544	(4,275,124)		50,068,333
Net asset value per common share outstanding (net assets attributable to common shares, divided by common shares outstanding)	$16.47	$18.60			$18.60
Authorized shares:
Common	Unlimited	Unlimited			Unlimited
Preferred	Unlimited	Unlimited			Unlimited

(1)The pro forma balances are presented as if the Merger was effective as of August 31, 2025, are presented for informational purposes only. The actual Closing Date of the Merger is expected to be on or about February 23, 2026, or such later time agreed to by the parties at which time the results would be reflective of the actual composition of shareholders’ equity as of that date. All pro forma adjustments are directly attributable to the Merger.

(2)Assumes the issuance of 32,091,789 Acquiring Fund common shares to Dow Dynamic Overwrite common shareholders in connection with the Merger. These numbers are based on the net asset values of the Acquiring Fund and Dow Dynamic Overwrite as of August 31, 2025, adjusted for estimated Merger costs and the effects of distributions.

(3)Includes the impact of estimated total Merger costs of $1,105,000, which are currently expected to be borne by Dow Dynamic Overwrite and the Acquiring Fund in the amounts of $1,095,000 and $10,000, respectively.

(4)Assumes that Dow Dynamic Overwrite will make a capital gain distribution of $1,112,233 to its shareholders prior to the Merger.

3. Capitalization Table—Merger of S&P Buy-Write Only

The table reflects a pro forma exchange ratio of approximately 0.83792968 common shares of the Acquiring Fund issued for each common share of S&P Buy-Write. If the Merger is consummated, the actual exchange ratio may vary.

	S&P Buy-Write	Acquiring Fund	Pro Forma Adjustments		Acquiring Fund Pro Forma(1)
Common Shareholders’ Equity:
Common Shares, $0.01 par value per share	$1,041,653	$179,765	$(168,823	)(2)	$1,052,595
Paid-in surplus	433,844,657	103,562,855	168,823	(2)	537,576,335
Total distributable earnings	1,189,785,743	230,596,445	(1,385,000	)(3)	1,418,997,188
Net assets applicable to common shares	$1,624,672,053	$334,339,065	$(1,385,000)		$1,957,626,118
Common shares outstanding	104,165,286	17,976,544	(16,882,335)		105,259,495
Net asset value per common share outstanding (net assets attributable to common shares, divided by common shares outstanding)	$15.60	$18.60			$18.60
Authorized shares:
Common	Unlimited	Unlimited			Unlimited
Preferred	Unlimited	Unlimited			Unlimited

(1)The pro forma balances are presented as if the Merger was effective as of August 31, 2025, are presented for informational purposes only. The actual Closing Date of the Merger is expected to be on or about February 23, 2026, or such later time agreed to by the parties at which time the results would be reflective of the actual composition of shareholders’ equity as of that date. All pro forma adjustments are directly attributable to the Merger.

(2)Assumes the issuance of 87,282,951 Acquiring Fund common shares to S&P Buy-Write common shareholders in connection with the Merger. These numbers are based on the net asset values of the Acquiring Fund and S&P Buy-Write as of August 31, 2025, adjusted for estimated Merger costs.

(3)Includes the impact of estimated total Merger costs of $1,385,000, which are currently expected to be borne by S&P Buy-Write and the Acquiring Fund in the amounts of $1,375,000 and $10,000, respectively.

Expenses Associated with the Mergers

The Funds, and indirectly their common shareholders, will bear the costs of the Mergers, whether or not the Mergers are consummated. The allocation of the costs of the Mergers to the Funds is based on the expected benefits of the Mergers to Fund common shareholders following the Mergers, including operating expense savings, and improvements in the secondary trading market for common shares.

The costs of the Mergers are estimated to be $2,480,000, but the actual costs may be higher or lower than that amount. These costs represent the estimated nonrecurring expenses of the Funds in carrying out their obligations under the Agreement and consist of management’s estimate of professional service fees, printing costs and mailing charges related to the proposed Mergers. Based on the expected benefits of the Mergers to each Fund, each of Dow Dynamic Overwrite, S&P Buy-Write and the Acquiring Fund is expected to be allocated $1,095,000, $1,375,000 and $10,000, respectively, of the estimated expenses in connection with the Mergers (0.18%, 0.09% and 0.00%, respectively, of Dow Dynamic Overwrite’s, S&P Buy-Write’s and the Acquiring Fund’s average net assets applicable to common shares for the six months ended June 30, 2025). If one or both Mergers is not consummated for any reason, including because the requisite shareholder approvals are not obtained, each of the Funds, and common shareholders of each of the Funds indirectly, will still bear the costs of the Mergers.

The Funds have engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated aggregate cost of $7,500 per Fund plus reasonable expenses, which is included in the foregoing estimate.

Dissenting Shareholders’ Rights of Appraisal

Under the charter documents of the Funds, shareholders do not have dissenters’ rights of appraisal with respect to their shares in connection with the Mergers.

Material Federal Income Tax Consequences of the Mergers

With respect to each Merger, as a non-waivable condition to each Fund’s obligation to consummate the Merger, each Fund will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions and exclusions) with respect to its Merger(s) substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

(a)The merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the merger.

(b)No gain or loss will be recognized by the Acquiring Fund or the Merger Sub upon the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws or upon the liquidation of the Merger Sub.

(c)No gain or loss will be recognized by the Target Fund upon the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws.

(d)No gain or loss will be recognized by the Target Fund shareholders upon the conversion of all their Target Fund common shares solely into Acquiring Fund common shares in the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws, except to the extent the Target Fund common shareholders receive cash in lieu of a fractional Acquiring Fund common share.

(e)The aggregate basis of the Acquiring Fund common shares received by each Target Fund shareholder pursuant to the merger (including any fractional Acquiring Fund common share to which a Target Fund common shareholder would be entitled) will be the same as the aggregate basis of the Target Fund common shares that were converted into such Acquiring Fund common shares.

(f)The holding period of the Acquiring Fund common shares received by each Target Fund shareholder in the merger (including any fractional Acquiring Fund common share to which a Target Fund common shareholder would be entitled) will include the period during which the shares of the Target Fund that were converted into such Acquiring Fund common shares were held by such shareholder, provided the Target Fund common shares are held as capital assets at the effective time of the merger.

(g)The basis of the Target Fund’s assets received by the Merger Sub in the merger will be the same as the basis of such assets in the hands of the Target Fund immediately before the merger.

(h)The holding period of the assets of the Target Fund received by the Merger Sub in the merger will include the period during which those assets were held by the Target Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset).

No opinion will be expressed as to (1) the effect of the Mergers on a Target Fund, the Acquiring Fund, the Merger Sub or any Target Fund shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, (2) the effect of the Mergers under the alternative minimum tax imposed under Section 55 of the Code on a direct or indirect shareholder of a Target Fund that is a corporation, and (3) any other federal tax issues (except those set forth above) and all state, local or non-U.S. tax issues of any kind.

Each opinion will be based on certain factual representations and customary assumptions. The opinion will rely on such representations and will assume the accuracy of such representations. If such representations and assumptions are incorrect, the Merger that is the subject of such opinion may not qualify as a “reorganization” within the meaning of Section 368(a) of the Code, and the Target Fund involved in such Merger and Target Fund shareholders may recognize taxable gain or loss as a result of that Merger.

Opinions of counsel are not binding upon the Internal Revenue Service (the “IRS”) or the courts and there can be no assurance that the IRS or a court will concur on all or any of the issues discussed above. If the Mergers occur but the IRS or the courts determine that a Merger does not qualify as a “reorganization” within the meaning of Section 368(a) of the Code, the Target Fund involved in such Merger may recognize gain or loss on the transfer of its assets to the Acquiring Fund and/or the deemed distribution of Acquiring Fund shares to its shareholders and each shareholder of that Target Fund would recognize taxable gain or loss equal to the difference between its basis in its Target Fund shares and the fair market value of the shares of the Acquiring Fund it receives.

If a Target Fund common shareholder receives cash in lieu of a fractional Acquiring Fund common share, the shareholder will be treated as having received the fractional Acquiring Fund common share pursuant to the Merger and then as having sold that fractional Acquiring Fund common share for cash. As a result, each such Target Fund common shareholder generally will recognize gain or loss equal to the difference between the amount of cash received and the basis in the fractional Acquiring Fund common share. This gain or loss generally will be a capital gain or loss and generally will be long-term capital gain or loss if, as of the effective time of the Merger, the holding period for the shares (including the holding period of Target Fund shares surrendered therefor if the Target Fund shares were held as capital assets at the time of the Merger) is more than one year. The deductibility of capital losses is subject to limitations. Any cash received in lieu of a fractional share may be subject to backup withholding.

Prior to the Valuation Time, each Target Fund will declare a distribution to its common shareholders, which together with all other distributions to shareholders made with respect to the taxable year in which its Merger occurs and all prior taxable years, will have the effect of distributing to such shareholders all its net investment income and realized net capital gains (after reduction by any available capital loss carryforwards and excluding any net capital gain on which the Target Fund paid federal income tax), if any, through the Closing Date of the Merger. To the extent distributions are attributable to ordinary taxable income or capital gains, the distribution will be taxable to shareholders who are subject to federal income tax. Each Fund designates distributions to common shareholders as consisting of particular types of income (such as exempt interest, ordinary income and capital gain) based on each class’s proportionate share of the total distributions paid by the Fund with respect to the year. Additional distributions may be made if necessary. For the Acquiring Fund, all dividends and distributions will be paid in cash unless a shareholder has made an election to reinvest dividends and distributions in additional shares under each Fund’s dividend reinvestment plan. The tax character of dividends and distributions (as consisting of ordinary income and capital gain) will be the same for federal income tax purposes whether received in cash or additional shares.

After the Mergers, the Acquiring Fund’s ability to use a Target Fund’s or the Acquiring Fund’s realized and unrealized pre-Merger capital losses may be limited under certain federal income tax rules applicable to Mergers of this type. Therefore, in certain circumstances, shareholders may pay federal income tax sooner, or pay more federal income tax, than they would have had the Mergers not occurred. The effect of these potential limitations, however, will depend on a number of factors including the amount of the losses, the amount of gains to be offset, the exact timing of the Mergers and the amount of unrealized capital gains in the Funds at the time of the Mergers.

As of December 31, 2024 (the Funds’ tax year end), none of the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any.

In addition, the shareholders of the Target Funds will receive a proportionate share of any taxable income and gains (after the application of any available capital loss carryforwards) realized by the Acquiring Fund and not distributed to its shareholders prior to the closing of a Merger when such income and gains are eventually distributed by the Acquiring Fund. To the extent the Acquiring Fund sells portfolio investments after the Mergers, the Acquiring Fund may recognize gains or losses (including any built-in gain in the portfolio investments of a Target Fund or the Acquiring Fund that was unrealized at the time of the Mergers), which also may result in taxable distributions to shareholders holding shares of the Acquiring Fund, including former Target Fund shareholders who hold Acquiring Fund shares after the Mergers. As a result, shareholders of the Target Funds and the Acquiring Fund may receive a greater amount of taxable distributions than they would have had the Mergers not occurred.

The foregoing is intended to be only a summary of the principal federal income tax consequences of the Mergers and should not be considered to be tax advice. This description of the federal income tax consequences of the Mergers is made without regard to the particular facts and circumstances of any shareholder. There can be no assurance that the IRS or a court will concur on all or any of the issues discussed above. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Mergers, including without limitation the federal, state, local, and non-U.S. tax consequences with respect to the foregoing matters and any other considerations that may be applicable to them.

Shareholder Approval

With respect to each Merger, the Merger is required to be approved by the affirmative vote of the holders of a majority (more than 50%) of the applicable Target Fund’s outstanding common shares entitled to vote on the matter.

Because the approval of Proposal No. 1 requires the approval by the holders of more than 50% of each Target Fund’s outstanding shares, abstentions and broker non-votes, if any, will have the same effect as a vote against the proposal. Broker non-votes are shares held by brokers or nominees, typically in “street name,” as to which (1) instructions have not been received from the beneficial owners or persons entitled to vote and (2) the broker or nominee does not have discretionary voting power on a particular matter. Because each Target Fund’s common shareholders are being asked to vote on both Proposals No. 1 and No. 3, there may be broker non-votes received with respect to Proposal No. 1 at the Annual Meeting.

The closing of each Merger is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. In order for a Merger to occur, all requisite shareholder approvals must be obtained at the Annual Meetings. Because the closing of each Merger is contingent upon the applicable Target Fund and the Acquiring Fund obtaining such shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that a Merger will not occur even if shareholders of a Fund approve the Merger and a Fund satisfies all of its closing conditions if the other Fund does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If a Merger is not consummated, the Board of the Target Fund involved in that Merger may take such actions as it deems in the best interests of the Fund, including conducting additional solicitations with respect to the Merger proposal or continuing to operate the Target Fund as a standalone fund. The closing of each Merger is not contingent on the closing of the other Merger.

Description of Common Shares to Be Issued by the Acquiring Fund; Comparison to Target Funds

General

As a general matter, the common shares of the Acquiring Fund and the Target Funds have equal voting rights and equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of their Fund and have no preemptive, conversion or exchange rights, except as the Trustees may authorize, or rights to cumulative voting. Holders of whole common shares of each Fund are entitled to one vote per share on any matter on which they are entitled to vote, while each fractional share entitles its holder to a proportional fractional vote. Furthermore, the provisions set forth in each Fund’s declaration of trust and by-laws include, among other things, substantially identical super-majority voting provisions and other anti-takeover provisions, as described under “Additional Information About the Acquiring Fund—Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws.” The full text of each Fund’s declaration of trust and by-laws are on file with the SEC and may be obtained as described on page 93.

The Acquiring Fund’s declaration of trust authorizes an unlimited number of common shares, par value $0.01 per share. If the Mergers are consummated, the Acquiring Fund will issue additional common shares on the Closing Date to each Target Fund based on the relative per share net asset value of the Acquiring Fund and the aggregate net assets of each Target Fund that are transferred in connection with the Mergers, in each case as of the Valuation Time.

The terms of the Acquiring Fund common shares to be issued pursuant to the Mergers will be identical to the terms of the Acquiring Fund common shares that are then outstanding. Acquiring Fund common shares have equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Acquiring Fund common shares, when issued, will be fully paid and non-assessable by the Acquiring Fund and have no preemptive, conversion or exchange rights or rights to cumulative voting. See also “—Summary Description of Massachusetts Business Trusts.”

Distributions

As a general matter, each Fund pays quarterly distributions stated in terms of a fixed cents per common share dividend rate that will be composed of supplemental amounts generally representing realized capital gains or, possibly, returns of capital representing unrealized capital gains. In addition, the Fund intends to distribute any net long-term capital gains to common shareholders as long-term capital gain dividends as frequently as quarterly. Quarterly distributions, including such supplemental amounts, are sometimes referred to as “managed distributions.” The Fund will seek to establish a distribution rate that roughly corresponds to Nuveen Fund Advisors’ projections of the total return that could reasonably be expected to be generated by the Fund over an extended period of time, although the distribution rate will not be solely dependent on the amount of income earned or capital gains realized by the Fund. Nuveen Fund Advisors, in making such projections, may consider long-term historical returns and a variety of other factors. Distributions can only be made after paying fund expenses including any interest and required principal payments on borrowings, if any, and any accrued dividends to preferred shareholders, if any. The distribution policy recognizes that many investors are willing to accept the potentially higher asset volatility of the Fund’s equity investments compared to fixed-income investment, but that prefer a consistent level of cash distributions be available each quarter for reinvestment or for other purposes of their choosing.

If, for any quarterly distribution, net investment income and net realized capital gains were less than the amount of the distribution, the difference would be distributed from the Fund’s assets as a return of capital. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. The Fund’s final distribution for each calendar year would include any remaining net investment income and net realized capital gains undistributed during the year. The Fund’s actual financial performance will likely vary significantly from month-to-month and from year-to-year, and there may be extended periods of up to several years, when the distribution rate will exceed the Fund’s actual total returns. The Fund’s projected or actual distribution rate is not a prediction of what the Fund’s actual total returns will be over any specific future period.

As portfolio and market conditions change, the rate of distributions on the common shares and the Fund’s distribution policy could change. To the extent that the total return of the Fund’s overall strategy exceeds the distribution rate for an extended period, the Fund maybe in a position to increase the distribution rate or distribute supplemental amounts to shareholders. Conversely, if the total return of the Fund’s overall strategy is less than the distribution rate for an extended period of time, the Fund will effectively be drawing upon its NAV to meet payments prescribed by its distribution policy. Similarly, for U.S. federal income tax purposes such distributions by the Fund may consist in part of a return of capital to common shareholders. The exact tax characteristics of the Fund’s distributions will not be known until after the Fund’s fiscal year-end. Common shareholders should not confuse a return of capital distribution with “dividend yield” or “total return.” There is no assurance that the Fund will continue to make quarterly distributions of net long-term capital gains. Under the terms of an exemptive order from the SEC, the Fund’s Board is required to determine whether to continue the quarterly distribution of net long-term capital gains if: (i) the common shares have traded at an average premium to NAV equal to or greater than 10%, as determined on the basis of the average of the discount or premium to the NAV of the common shares as of the close of each trading day over a 12-week rolling period, and (ii) the Fund’s distribution rate for that 12-week rolling period, expressed as a percentage of NAV as of the ending date of the 12-week rolling period, is greater than the Fund’s average annual total return in relation to the change in NAV over the 2-year period ending on the last day of the 12-week rolling period.

At the same time that it pays a quarterly distribution, the Fund will post on its website (www.nuveen.com/cef), and make available in written form to holders of its common shares a notice of the estimated sources and U.S. federal income tax characteristics of the Fund’s distributions (i.e., what percentage of the distributions is estimated to constitute ordinary income, short-term capital gains, long-term capital gains, and/or a non-taxable return of capital) on a year-to-date basis, in compliance with a federal securities law requirement that any fund paying a distribution from sources other than net investment income disclose to shareholders the respective portion attributable to such other sources. These estimates may be based on certain assumptions about the Fund’s expected investment returns and the realization of net gains, if any, over the remaining course of the year. These estimates may, and likely will, vary over time based on the activities of the Fund and changes in the value of portfolio investments. The Fund expects that it will provide this type of information primarily on a tax basis, instead of on a generally accepted accounting principles (GAAP) basis, because experience has shown that fund shareholders are most concerned about the tax character of their distributions, and because the Fund expects that the distributions’ tax characteristics will fairly reflect the economic basis of the Fund’s distributions and returns. The final determination of the source and tax characteristics of all distributions will be made after December 31 in each year, and reported to common shareholders on Form 1099-DIV early the following year.

As explained more fully below in “U.S. Federal Income Tax Matters Associated with Investment in the Acquiring Fund,” the Fund intends to distribute to common shareholders any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) for each taxable year through its managed distributions after making interest and required principal payments on borrowings and paying any accrued dividends or making any redemption or liquidation payments to preferred shareholders, if any, or, alternatively, to retain all or a portion of the year’s net capital gain and pay U.S. federal income tax on the retained gain. Each shareholder of record as of the end of the Fund’s taxable year will include in income for U.S. federal income tax purposes, as long-term capital gain, his, her or its share of any retained gain, will be deemed to have paid his or her proportionate share of the U.S. federal income tax paid by the Fund on such retained gain, and will be entitled to an income tax credit or refund for that share of the tax. The Fund may treat any retained capital gain amount as a substitute for equivalent cash distributions. In addition, the Fund may make total distributions during a given calendar year in an amount that exceeds the Fund’s net investment income and net capital gain for that calendar year, in which case the excess will generally be treated by shareholders as return of capital for U.S. federal income tax purposes. Distributions treated as return of capital will reduce a shareholder’s basis in his, her or its shares, which will generally result in an increase in the amount of gain (or decrease in the amount of loss) that the shareholder will recognize on his, her or its sale or other disposition of such shares.

The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its quarterly distributions at any time, subject to a finding by the Fund’s Board that such change is in the best interests of the Fund and its common shareholders.

Dividend Reinvestment Plan

Generally, the terms of the dividend reinvestment plan (each, a “Plan”) for the Acquiring Fund and the Target Fund are identical. Under the Acquiring Fund’s Plan, if your common shares are registered directly with the Fund or if you hold your common shares with a brokerage firm that participates in the Plan your distributions, including any capital gain distributions, will automatically be reinvested in additional common shares under the Plan unless you request otherwise. If you elect not to participate in the Plan, or are not eligible to participate because your brokerage firm does not participate in the Plan, you will receive all distributions in cash paid by check mailed directly to you or your brokerage firm by Computershare, as dividend paying agent (the “Plan Agent”). Taxable dividends and distributions are subject to U.S. federal income tax whether reinvested or received in cash.

Under the Plan, the number of common shares you will receive will be determined as follows:

(1)If the common shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per common shares on that date or (ii) 95% of the market price on that date.

(2)If common shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the common shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common shares in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments. The Plan provides that if the common shares start trading at or above NAV before the Plan Agent has completed its purchases, the Plan Agent may cease purchasing common shares in the open market, and may invest the uninvested portion in new shares at a price equal to the greater of (i) NAV per common shares on the last purchase date or (ii) 95% of the market price on that date.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in common shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due on such dividends and distributions.

As noted above, if you hold your common shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial adviser for more information.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from Computershare, P.O. Box 505000, Louisville, Kentucky, 40233-5000, (800) 257-8787.

Common Share Price Data

The following tables show for the periods indicated: (1) the high and low sales prices for common shares reported as of the end of the day on the NYSE, (2)the corresponding NAV per share reported as of the end of the day on the NYSE, and (3) the premium/(discount) to NAV per share at which the common shares were trading as of such date.

	Dow Dynamic Overwrite
	Closing Market Price per Common Share		NAV per Common Share on Date of Market Price		Premium/(Discount) on Date of Market Price
Fiscal Quarter Ended	High	Low	High	Low	High	Low
September 2025	$14.91	$14.12	$16.30	$15.86	(8.53)%	(10.97)%
June 2025	$14.51	$12.76	$16.36	$14.73	(11.31)%	(13.37)%
March 2025	$15.67	$14.19	$17.57	$16.14	(10.81)%	(12.08)%
December 2024	$15.80	$14.65	$17.73	$16.62	(10.89)%	(11.85)%
September 2024	$14.85	$13.63	$16.80	$15.70	(11.61)%	(13.18)%
June 2024	$14.59	$13.60	$16.46	$15.84	(11.36)%	(14.14)%
March 2024	$14.67	$14.00	$16.60	$16.22	(11.63)%	(13.69)%
December 2023	$14.16	$12.81	$16.29	$14.75	(13.08)%	(13.15)%
September 2023	$14.50	$13.61	$16.20	$15.19	(10.49)%	(10.40)%
June 2023	$15.10	$13.76	$16.20	$15.56	(6.79)%	(11.57)%
March 2023	$15.85	$14.15	$16.61	$15.38	(4.58)%	(8.00)%

	S&P Buy-Write
	Closing Market Price per Common Share		NAV per Common Share on Date of Market Price		Premium/(Discount) on Date of Market Price
Fiscal Quarter Ended	High	Low	High	Low	High	Low
September 2025	$14.46	$13.87	$15.86	$15.05	(8.83)%	(7.84)%
June 2025	$13.88	$11.71	$15.00	$13.09	(7.47)%	(10.54)%
March 2025	$14.29	$12.94	$15.70	$14.48	(8.98)%	(10.64)%
December 2024	$14.25	$13.54	$15.84	$15.11	(10.04)%	(10.39)%
September 2024	$13.72	$12.49	$15.14	$14.17	(9.38)%	(11.86)%
June 2024	$13.51	$12.47	$15.01	$14.11	(9.99)%	(11.62)%
March 2024	$13.33	$12.73	$14.74	$13.87	(9.57)%	(8.22)%
December 2023	$12.90	$11.76	$14.05	$13.04	(8.19)%	(9.82)%
September 2023	$13.64	$12.39	$13.76	$13.35	(0.87)%	(7.19)%
June 2023	$13.48	$12.99	$13.73	$13.12	(1.82)%	(0.99)%
March 2023	$13.61	$12.62	$13.21	$12.53	3.03%	0.72%

	Acquiring Fund
	Closing Market Price per Common Share		NAV per Common Share on Date of Market Price		Premium/(Discount) on Date of Market Price
Fiscal Quarter Ended	High	Low	High	Low	High	Low
September 2025	$18.35	$17.18	$18.96	$18.76	(3.22)%	(8.42)%
June 2025	$17.74	$14.86	$17.97	$15.46	(1.28)%	(3.88)%
March 2025	$18.41	$16.84	$19.20	$17.28	(4.11)%	(2.55)%
December 2024	$17.92	$16.54	$19.18	$17.96	(6.57)%	(7.91)%
September 2024	$16.78	$15.36	$18.11	$16.73	(7.34)%	(8.19)%
June 2024	$16.33	$14.91	$17.58	$16.52	(7.11)%	(9.75)%
March 2024	$15.74	$14.75	$17.25	$16.15	(8.75)%	(8.67)%
December 2023	$15.09	$13.60	$16.39	$14.93	(7.93)%	(8.91)%
September 2023	$15.90	$14.56	$16.64	$15.39	(4.45)%	(5.39)%
June 2023	$15.83	$14.83	$16.38	$15.66	(3.36)%	(5.30)%
March 2023	$16.36	$14.81	$15.71	$14.88	4.14%	(0.47)%

On December 18, 2025, the closing sale prices of Dow Dynamic Overwrite, S&P Buy-Write and Acquiring Fund common shares were $14.95, $14.15 and $17.52, respectively. These prices represent discounts to net asset value for Dow Dynamic Overwrite, S&P Buy-Write and the Acquiring Fund of (11.70)%, (11.12)% and (8.37)%, respectively.

Common shares of each Fund have historically traded at a discount to net asset value. It is not possible to state whether Acquiring Fund common shares will trade at a premium or discount to net asset value following the Mergers, or what the extent of any such premium or discount might be.

Affiliated Brokerage and Other Fees

None of the Target Funds or the Acquiring Fund paid brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of such Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of such Fund, the Adviser, or the Sub-Adviser of such Fund.

Summary Description of Massachusetts Business Trusts

The following description is based on relevant provisions of applicable Massachusetts law and each Fund’s governing documents. This summary does not purport to be complete, and we refer you to applicable Massachusetts law and each Fund’s operative documents.

General. Each Fund is a Massachusetts business trust. A fund organized as a Massachusetts business trust is governed by the trust’s declaration of trust or similar instrument, and its by-laws (its “governing documents”). Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its governing documents. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the fund’s governing documents.

Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust is a common form of organization for closed-end funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration of trust, by-laws and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws, or newer statutory trust laws, such as those of Delaware, provide.

Shareholders of a Massachusetts business trust are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, the declaration of trust of a fund organized as a Massachusetts business trust typically provides that a shareholder will not be personally liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The declaration of trust of each Fund contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded statutory protection from personal liability for the obligations of the trust. However, courts in Massachusetts have recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration of trust, and declarations of trust may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The declaration of trust of each Fund contains such provisions.

The Funds

Each Fund is organized as a Massachusetts business trust and is governed by its declaration of trust and by-laws. Under the declaration of trust of each Fund, any determination as to what is in the interests of the Fund made by the trustees in good faith is conclusive, and in construing the provisions of the declaration of trust, there is a presumption in favor of a grant of power to the trustees. Further, the declaration of trust provides that certain determinations made in good faith by the trustees are binding upon the Fund and all shareholders, and shares are issued and sold on the condition and understanding, evidenced by the purchase of shares, that any and all such determinations will be so binding. The by-laws of each Fund provide that each shareholder of the Fund, by virtue of having become a shareholder, shall be held to have expressly assented and agreed to be bound by the terms of the Fund’s governing documents. The Funds’ declarations of trust are substantially the same, and the Funds have adopted the same by-laws. The following is a summary of some of the key provisions of the Funds’ governing documents.

Shareholder Voting. The declaration of trust of each Fund limits shareholder voting to certain enumerated matters, including certain amendments to the declaration of trust, the election of trustees if required by the 1940 Act, the merger or consolidation of the Fund with any corporation or a reorganization or sales of assets in certain circumstances and matters required to be voted on by the 1940 Act, and, for each Fund, with respect to such additional matters relating to the Fund as the trustees may consider necessary or desirable.

Regular meetings of shareholders for the election of Trustees and the transaction of such other business as may properly be considered at the meeting shall be held if such meetings are required by the NYSE. Special meetings of shareholders may be called by at least two-thirds of the trustees and must be called upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. The holders of a majority (more than 50%) of the voting power of the shares of beneficial interest of the Fund entitled to vote at a meeting will constitute a quorum for the transaction of business. Unless other voting provisions contained in the Fund’s governing documents or the 1940 Act apply, the affirmative vote of the holders of a majority (more than 50%) of the shares present in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present is required to approve a matter. The governing documents require a super-majority vote in certain circumstances with respect to a merger, consolidation or dissolution of or sale of substantially all of the assets by, the Fund, or its conversion to an open-end investment company, unless such transaction has been approved by two-thirds of the trustees, and that the affirmative vote of a majority (more than 50%) of the shares outstanding and entitled to vote is required to elect trustees in a “contested election” (i.e., an election in which the number of trustees nominated in accordance with the by-laws exceeds the number of trustees to be elected), but that a plurality vote applies in an uncontested election.

Shareholder Meetings. Meetings of shareholders may be called by the trustees and must be called upon the written request of shareholders entitled to cast at least 10% of all votes entitled to be cast at the meeting. Shareholder requests for special meetings are subject to various requirements under each Fund’s by-laws, including as to the specific form of, and information required in, a shareholder’s request to call such a meeting. A shareholder may request a special meeting only to act on a matter upon which such shareholder is entitled to vote under the terms of the Fund’s governing documents, and shareholders may not request special meetings for the purpose of electing trustees. The by-laws of each Fund authorize the trustees or the chair of a shareholder meeting to adopt rules, regulations and procedures appropriate for the proper conduct of the meeting, which may include (i) the establishment of an agenda or order of business for the meeting; (ii) the determination of when the polls shall open and close for any given matter to be voted on by the shareholders present or represented at the meeting; (iii) rules and procedures for maintaining order at the meeting and the safety of those present; (iv) limitations on attendance at and participation in the meeting by persons other than shareholders, their duly authorized and constituted proxies or such other persons as the chair of the meeting shall determine; (v) restrictions on entry to the meeting after the time fixed for the commencement thereof; (vi) limitations on the time allotted to questions or comments by shareholders; and (vii) the extent to which, if any, other participants are permitted to speak. The by-laws of each Fund establish qualification criteria applicable to prospective trustees and generally require that advance notice be given to the Fund in the event a shareholder desires to nominate a person for election to the Board or to transact any other business at a meeting of shareholders. Any notice by a shareholder must be accompanied by certain information as required by the by-laws. No shareholder proposal will be considered at any meeting of shareholders of a Fund if such proposal is submitted by a shareholder who does not satisfy all applicable requirements set forth in the by-laws, and unless the matter is one on which the shareholder is entitled to vote under the terms of the declaration of trust.

Election and Removal of Trustees. The declaration of trust of each Fund provides that the trustees determine the size of the Board, subject to a minimum and a maximum number. Subject to the provisions of the 1940 Act, the declaration of trust also provides that vacancies on the Board may be filled by the remaining trustees. A trustee may be removed only for cause and only by action of at least two-thirds of the remaining trustees or by action of at least two-thirds of the outstanding shares of the class or classes that elected such trustee. The by-laws of each Fund establish qualification requirements applicable to any person who is recommended, nominated, elected, appointed, qualified or seated as a trustee.

Pursuant to each Fund’s by-laws, each Fund’s Board is divided into three classes (Class I, Class II and Class III) with staggered multi-year terms, and typically only the members of one of the three classes stand for election each year. The staggered board structure could delay for up to two years the election of a majority of the Board of each Fund. The board structure of the Acquiring Fund will remain in place following the closing of the Mergers.

Issuance of Shares. Under the declaration of trust of each Fund, the trustees are permitted to authorize the issuance of an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any preemptive rights or other rights to subscribe to additional shares, except as the trustees may determine. Shares are subject to such other preferences, conversion, exchange or similar rights, as the trustees may determine.

Classes. The declaration of trust of each Fund gives broad authority to the trustees to establish classes or series in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the classes or series. The trustees are also authorized to terminate a class or series without a vote of shareholders under certain circumstances. Although the declaration of trust of each Fund permits the issuance of preferred shares by the Fund, as a non-fundamental policy, each Fund does not currently issue preferred shares.

Amendments to Governing Documents. Amendments to the declaration of trust generally require the consent of shareholders owning more than 50% of shares entitled to vote, voting in the aggregate. Certain amendments may be made by the trustees without a shareholder vote, and any amendment to the voting requirements and certain provisions relating to the trustees contained in the declaration of trust requires the approval of two-thirds of the outstanding common shares and preferred shares, if any, entitled to vote, voting in the aggregate and not by class except to the extent that applicable law or the declaration of trust may require voting by class. Each Fund’s by-laws may be amended or repealed, or new by-laws may be adopted, by a vote of a majority of the trustees. The by-laws of each Fund may not be amended by shareholders.

Shareholder, Trustee and Officer Liability. The declaration of trust of each Fund provides that shareholders have no personal liability for the acts or obligations of the Fund and requires the Fund to indemnify a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. In addition, each declaration of trust provides that the Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, each declaration of trust provides that any person who is a trustee, officer or employee of the Fund is not personally liable to any person in connection with the affairs of the Fund, other than to the Fund and its shareholders arising from such trustee’s, officer’s or employee’s bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. Each declaration of trust further provides for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. Each declaration of trust also provides that the trustees may rely in good faith on expert advice.

Forum Selection. Each Fund’s by-laws provide that, unless the Fund consents in writing to the selection of an alternative forum, and except for certain claims brought under the federal securities laws, the sole and exclusive forum for any shareholder or group of shareholders to bring (i) any derivative action or proceeding brought on behalf of the Fund, (ii) any action asserting a claim for breach of any duty owed by a trustee or officer or other employee of a Fund to the Fund or to the Fund’s shareholders, (iii) any action asserting a claim arising pursuant to Massachusetts business trust law or the Fund’s governing documents, and (iv) any other action asserting a claim governed by the internal affairs doctrine, shall be within the United States District Court for the District of Massachusetts (Boston Division) or, to the extent such court does not have jurisdiction, the Business Litigation Session of the Massachusetts Superior Court in Suffolk County. Each Fund’s by-laws further provide that in any such covered action there is no right to a jury trial and the right to a jury trial is expressly waived to the fullest extent permitted by law.

Derivative and Direct Claims of Shareholders. Each Fund’s by-laws contain provisions regarding derivative and direct claims of shareholders. Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the trustees to bring an action, before the shareholder is entitled to bring or maintain a derivative action in the right of or name of or on behalf of the trust. Under the Massachusetts statute, a shareholder whose demand has been refused by the trustees may bring the claim only if the shareholder demonstrates to a court that the trustees’ decision not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. The by-laws of each Fund largely incorporate the substantive elements of the Massachusetts statute and establish procedures for shareholders to bring derivative actions and for the Board to consider shareholder demands that the Fund commence a suit. In addition, the by-laws of each Fund distinguish direct actions from derivative claims and prohibit the latter from being brought directly by a shareholder.

D. ADDITIONAL INFORMATION ABOUT THE INVESTMENT POLICIES

Comparison of the Investment Objectives and Policies of the Acquiring Fund and the Target Funds

General

The Funds’ investment objectives and policies are similar; however, there are certain differences. Each Fund invests in an Equity Portfolio that seeks to correlate with or substantially replicate the price movements of an index while employing an Option Strategy by selling call options on a fixed or varying percentage of the market value of the Equity Portfolio.

The Acquiring Fund’s investment objective is to seek attractive total return with less volatility than the S&P 500 Index. Under normal circumstances, the Acquiring Fund will invest at least 80% of its assets in a diversified Equity Portfolio made up of securities comprising the S&P 500 Index (or securities that have economic characteristics that are similar to those securities comprising the S&P 500 Index) that seeks to substantially replicate price movements of the S&P 500 Index and is designed to support the Acquiring Fund’s Option Strategy. The Acquiring Fund employs a dynamic Option Strategy whereby the Fund’s sub-adviser sells (writes) call options on a varying percentage of the market value of the Fund’s Equity Portfolio based on its market outlook. The Acquiring Fund targets an overwrite level (i.e., the ratio of the notional value of call options sold by the Fund to the market value of the Fund’s Equity Portfolio) of 55% of the value of its Equity Portfolio over time, and the overwrite level will vary, based on market conditions, between 35% to 75% of the value of its Equity Portfolio.

Dow Dynamic Overwrite’s investment objective is to seek attractive total returns with less volatility than the DJIA. Under normal circumstances, Dow Dynamic Overwrite will invest at least 80% of its assets in the thirty stocks included in the DJIA in approximately the amount such stocks are weighted in the DJIA and/or in other securities or financial instruments with economic characteristics that are similar to the thirty stocks included in the DJIA that are intended to correlate with the price movements of DJIA. Dow Dynamic Overwrite employs a dynamic Option Strategy whereby the Fund’s sub-adviser sells (writes) call options on a varying percentage of the market value of the Fund’s Equity Portfolio based on its market outlook. Dow Dynamic Overwrite targets an overwrite level (i.e., the ratio of the notional value of call options sold by the Fund to the market value of the Fund’s Equity Portfolio) of 55% of the value of its Equity Portfolio over time, and the overwrite level will vary, based on market conditions, between 35% to 75% of the value of its Equity Portfolio.

S&P Buy-Write’s investment objective is to seek attractive total return with less volatility than the S&P 500 Index. Under normal circumstances, S&P Buy-Write will invest at least 80% of its assets in a diversified Equity Portfolio made up of securities comprising the S&P 500 Index (or securities that have economic characteristics that are similar to those securities comprising the S&P 500 Index) that seeks to substantially replicate price movements of the S&P 500 Index and is designed to support the Fund’s Option Strategy. S&P Buy-Write employs a constant “buy-write” Option Strategy whereby the Fund’s sub-adviser sells (writes) index call options on a continuous basis on substantially the full value of the Fund’s Equity Portfolio.

Under normal circumstances each Fund expects to invest substantially all (at least 90%) of its Managed Assets in its Equity Portfolio or otherwise in pursuit of its investment objective.

The Acquiring Fund’s and the Target Funds’ strategy of using, respective broad-based indices, as the relevant benchmark for its Equity Portfolio and Option Strategy is not considered fundamental and can be changed without a vote of the common shareholders. However, any use of an alternative index must be approved by the Fund’s Board and requires 60 days’ prior written notice to common shareholders.

Each Fund may not invest more than 25% of its total assets in securities of issuers in any one industry, except that if 25% or more of the securities in its respective index are issued by companies in one industry, a Fund would concentrate in that industry unless the Fund would need to avoid concentration in order to implement its investment strategy as it relates to avoiding the adverse tax treatment associated with straddle positions.

In addition, the Acquiring Fund uses a multi-factor quantitative model, which will consider opportunities to engage in tax-loss harvesting (i.e., periodically selling positions that have depreciated in value to realize capital losses that can be used to offset capital gains realized by the Acquiring Fund) and other tax management considerations to improve after-tax shareholder outcomes, to construct the Acquiring Fund’s Equity Portfolio. The Target Funds do not utilize such a model.

To the extent of any differences in the investment objectives, policies or principal investment strategies of the Funds, the investment objective, policies and principal investment strategies of the Acquiring Fund will apply to the combined fund following the Merger.

Note that (1) each Fund’s investment objective; and (2) each Fund’s industry concentration policy generally to not invest more than 25% of its total assets in securities of issuers in any one industry are fundamental policies that may not be changed without the approval of the holders of a majority of the outstanding common shares. The term “majority of the outstanding” shares means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present in person (including virtually) or represented by proxy, or (2) more than 50% of the shares, whichever is less. With respect to each Fund’s policy of investing at least 80% of its Assets in its Equity Portfolio, such policy may not be changed without 60 days’ prior written notice to shareholders.

Investment Policies of Dow Dynamic Overwrite

Under normal circumstances, Dow Dynamic Overwrite will invest at least 80% of its Assets in the thirty stocks included in the DJIA in approximately the amount such stocks are weighted in the DJIA and/or in other securities or financial instruments with economic characteristics that are similar to the thirty stocks included in the DJIA that are intended to correlate with the price movements of the DJIA.

Under normal circumstances, Dow Dynamic Overwrite expects to invest substantially all (at least 90%) of its Managed Assets in its Equity Portfolio or otherwise in pursuit of its investment objective.

Dow Dynamic Overwrite’s sub-adviser constructs Dow Dynamic Overwrite’s Equity Portfolio by purchasing the common stock of each company included in the DJIA in approximately the amounts stocks are weighted in the DJIA. Dow Dynamic Overwrite will periodically rebalance its holdings of DJIA stocks in order to more closely approximate each stock’s weighting in the DJIA. Dow Dynamic Overwrite’s sub-adviser will consider the tax consequences of certain transactions within Dow Dynamic Overwrite’s Equity Portfolio and intends to manage the portfolio in a tax-efficient manner by taking, for example, capital losses when possible to offset realized capital gains. Dow Dynamic Overwrite’s sub-adviser will rebalance and adjust Dow Dynamic Overwrite’s Equity Portfolio as necessary for tracking and tax management purposes.

Dow Dynamic Overwrite employs a dynamic options “overwrite” strategy whereby Dow Dynamic Overwrite’s sub-adviser sells (writes) call options on a varying percentage of the market value of Dow Dynamic Overwrite’s Equity Portfolio based on its market outlook. Pursuant to this Option Strategy, under normal circumstances, Dow Dynamic Overwrite sells (writes) index call options, call options on custom baskets of securities, and covered call options on individual securities. In addition to a primary emphasis on writing call options to reduce downside risk and volatility of Dow Dynamic Overwrite’s Equity Portfolio, Dow Dynamic Overwrite’s Option Strategy as a secondary emphasis seeks additional return opportunities by capitalizing on inefficiencies in the options market through a variety of means including the use of call spreads, purchasing call options, and selling put options.

Dow Dynamic Overwrite targets an overwrite level (i.e., the ratio of the notional value of call options sold by Dow Dynamic Overwrite to the market value of Dow Dynamic Overwrite’s Equity Portfolio) of 55% of the value of its Equity Portfolio over time, and the overwrite level will vary, based on market conditions, between 35% to 75% of the value of its Equity Portfolio.

Under normal market conditions:

•As a fundamental policy, Dow Dynamic Overwrite may not invest more than 25% of its total assets in securities of issuers in any one industry, except that if 25% or more of the securities in the DJIA are issued by companies in one industry, Dow Dynamic Overwrite would concentrate in that industry unless Dow Dynamic Overwrite would need to avoid concentration in order to implement its investment strategy as it relates to avoiding the adverse tax treatment associated with straddle positions.

•Dow Dynamic Overwrite may invest no more than 10% of its Managed Assets in short-term, high quality fixed-income securities.

•Dow Dynamic Overwrite may invest up to 20% of its Managed Assets in securities of non-U.S. issuers that are U.S. dollar denominated, which may include securities of issuers located, or conducting their business, in emerging market countries.

The foregoing policies apply only at the time of any new investment.

Dow Dynamic Overwrite may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act and repurchase agreements with maturities in excess of seven days.

Dow Dynamic Overwrite may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts and options thereon, swaps (with varying terms, including interest rate swaps and credit default swaps), options on interest rates, options on indices, options on swaps, options on currencies and other fixed-income derivative instruments that may have the economic effect of leverage.

Dow Dynamic Overwrite may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.

Dow Dynamic Overwrite may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income. When Dow Dynamic Overwrite loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to at least 102% of the value of the loaned securities. Under Dow Dynamic Overwrite’s securities lending agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Fund, however, will be responsible for the risks associated with the investment of cash collateral. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower.

As a non-fundamental policy, Dow Dynamic Overwrite will not leverage its capital structure by issuing senior securities such as the issuance of preferred shares of beneficial interest or debt instruments. However, Dow Dynamic Overwrite may borrow for temporary or emergency purposes and may enter into certain derivatives transactions that have the economic effect of leverage.

During temporary defensive periods Dow Dynamic Overwrite may deviate from its investment objective and policies, and in order to keep the Fund’s cash fully invested, the Fund may invest any portion of its Managed Assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. Dow Dynamic Overwrite may not achieve its investment objective during such periods.

Investment Policies of S&P Buy-Write

Under normal circumstances, S&P Buy-Write will invest at least 80% of its Assets in a diversified Equity Portfolio made up of securities comprising the S&P 500 Index (or securities that have economic characteristics that are similar to those securities comprising the S&P 500 Index) that seeks to substantially replicate price movements of the S&P 500 Index and is designed to support S&P Buy-Write’s Option Strategy.

Under normal circumstances, S&P Buy-Write expects to invest substantially all (at least 90%) of its Managed Assets (as defined below) in its Equity Portfolio or otherwise in pursuit of its investment objective.

S&P Buy-Write employs a constant “buy-write” Option Strategy whereby S&P Buy-Write’s sub-adviser sells (writes) index call options on a continuous basis on substantially the full value of S&P Buy-Write’s Equity Portfolio. S&P Buy-Write targets a constant overwrite level (i.e., the ratio of the notional value of index call options sold by S&P Buy-Write to the market value of S&P Buy-Write’s Equity Portfolio) of 100% of the value of its Equity Portfolio. S&P Buy-Write’s use of a buy-write strategy, which is also commonly referred to as a buy-write income strategy, is intended to produce cash flow for S&P Buy-Write in the form of premiums on the options written. In exchange for this cash flow (the income component of a buy-write strategy), S&P Buy-Write’s total return may be reduced relative to the S&P 500 Index in rising markets and may be enhanced relative to the S&P 500 Index in flat or declining markets, in each case consistent with S&P Buy-Write’s investment objective to seek attractive total return with less volatility than the S&P 500 Index.

Under normal market conditions:

•As a fundamental policy, S&P Buy-Write may not concentrate (i.e., invest more than 25% of its total assets) in securities of issuers in any one industry, except that S&P Buy-Write will be concentrated in an industry or group of industries to the extent the S&P 500 Index is concentrated in an industry or group of industries.

•S&P Buy-Write may invest no more than 10% of its Managed Assets in short-term, high quality fixed-income securities.

•S&P Buy-Write may invest up to 20% of its Managed Assets in securities of non-U.S. issuers that are U.S. dollar denominated, which may include securities of issuers located, or conducting their business, in emerging market countries.

The foregoing policies apply only at the time of any new investment.

S&P Buy-Write may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act and repurchase agreements with maturities in excess of seven days.

S&P Buy-Write may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts and options thereon, swaps (with varying terms, including interest rate swaps and credit default swaps), options on interest rates, options on indices, options on swaps, options on currencies and other fixed-income derivative instruments that may have the economic effect of leverage.

S&P Buy-Write may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.

S&P Buy-Write may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income. When S&P Buy-Write loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to at least 102% of the value of the loaned securities. Under S&P Buy-Write’s securities lending agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Fund, however, will be responsible for the risks associated with the investment of cash collateral. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower.

As a non-fundamental policy, S&P Buy-Write will not leverage its capital structure by issuing senior securities such as the issuance of preferred shares of beneficial interest or debt instruments. However, S&P Buy-Write may borrow for temporary or emergency purposes and may enter into certain derivatives transactions that have the economic effect of leverage.

During temporary defensive periods S&P Buy-Write may deviate from its investment objective and policies, and in order to keep the Fund’s cash fully invested, the Fund may invest any portion of its Managed Assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. S&P Buy-Write may not achieve its investment objective during such periods.

Investment Policies of the Acquiring Fund

Under normal circumstances, the Acquiring Fund will invest at least 80% of its Assets in a diversified Equity Portfolio made up of securities comprising the S&P 500 Index (or securities that have economic characteristics that are similar to those securities comprising the S&P 500 Index) that seeks to substantially replicate price movements of the S&P 500 Index and is designed to support the Acquiring Fund’s Option Strategy.

Under normal circumstances, the Acquiring Fund expects to invest substantially all (at least 90%) of its Managed Assets in its Equity Portfolio or otherwise in pursuit of its investment objective.

The Acquiring Fund’s sub-adviser uses a multi-factor quantitative model, which will consider opportunities to engage in tax-loss harvesting (i.e., periodically selling positions that have depreciated in value to realize capital losses that can be used to offset capital gains realized by the Acquiring Fund) and other tax management considerations to improve after-tax shareholder outcomes, to construct the Acquiring Fund’s Equity Portfolio.

The Acquiring Fund employs a dynamic options “overwrite” strategy whereby the Acquiring Fund’s sub-adviser sells (writes) call options on a varying percentage of the market value of the Acquiring Fund’s Equity Portfolio based on its market outlook. Pursuant to this Option Strategy, under normal circumstances, the Acquiring Fund sells (writes) index call options, call options on custom baskets of securities, and covered call options on individual securities. In addition to a primary emphasis on writing call options to reduce downside risk and volatility of the Acquiring Fund’s Equity Portfolio, the Acquiring Fund’s Option Strategy as a secondary emphasis seeks additional return opportunities by capitalizing on inefficiencies in the options market through a variety of means including the use of call spreads and selling put options.

The Acquiring Fund targets an overwrite level (i.e., the ratio of the notional value of call options sold by the Acquiring Fund to the market value of the Acquiring Fund’s Equity Portfolio) of 55% of the value of its Equity Portfolio over time, and the overwrite level will vary, based on market conditions, between 35% to 75% of the value of its Equity Portfolio.

Under normal market conditions:

•As a fundamental policy, the Acquiring Fund may not invest more than 25% of its total assets in securities of issuers in any one industry, except that if 25% or more of the securities in the S&P 500 Index are issued by companies in one industry, the Acquiring Fund would concentrate in that industry unless the Acquiring Fund would need to avoid concentration in order to implement its investment strategy as it relates to avoiding the adverse tax treatment associated with straddle positions.

•The Acquiring Fund may invest no more than 10% of its Managed Assets in short-term, high quality fixed-income securities.

•The Acquiring Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers that are U.S. dollar denominated, which may include securities of issuers located, or conducting their business, in emerging market countries.

The foregoing policies apply only at the time of any new investment.

The Acquiring Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act and repurchase agreements with maturities in excess of seven days.

The Acquiring Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts and options thereon, swaps (with varying terms, including interest rate swaps and credit default swaps), options on interest rates, options on indices, options on swaps, options on currencies and other fixed-income derivative instruments that may have the economic effect of leverage.

The Acquiring Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.

The Acquiring Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income. When the Acquiring Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to at least 102% of the value of the loaned securities. Under the Acquiring Fund ’s securities lending agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Fund, however, will be responsible for the risks associated with the investment of cash collateral. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower.

As a non-fundamental policy, the Acquiring Fund will not leverage its capital structure by issuing senior securities such as the issuance of preferred shares of beneficial interest or debt instruments. However, the Acquiring Fund may borrow for temporary or emergency purposes and may enter into certain derivatives transactions that have the economic effect of leverage.

During temporary defensive periods the Acquiring Fund may deviate from its investment objective and policies, and in order to keep the Fund’s cash fully invested, the Fund may invest any portion of its Managed Assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. The Acquiring Fund may not achieve its investment objective during such periods.

Additional Information About the Acquiring Fund’s Investments

The Fund will pursue its investment objective by investing in an Equity Portfolio and utilizing a dynamic Option Strategy. Under normal circumstances, the Fund will invest its Managed Assets in an Equity Portfolio designed to broadly track the return and risk characteristics of the S&P 500 Index, and thereby substantially replicate price movements of the S&P 500 Index, and apply a dynamic call option overwrite strategy.

Equity Portfolio. Under normal circumstances, the Fund will invest its Managed Assets in a diversified Equity Portfolio made up of securities comprising the S&P 500 Index (or securities that have economic characteristics that are similar to those securities comprising the S&P 500 Index) that seeks to substantially replicate price movements of the S&P 500 Index and is designed to support the Fund’s Option Strategy. The securities or other instruments included in the Equity Portfolio will be selected and periodically rebalanced utilizing statistical methods including, but not limited to, optimization and a variety of other quantitative modeling techniques.

Option Strategy. The Fund employs a dynamic “overwrite” Option Strategy consisting of writing (selling) index call options, call options on custom baskets of securities, and covered call options on individual securities. The Fund targets an overwrite level (i.e., the ratio of the notional value of call options sold by the Fund to the market value of the Fund’s Equity Portfolio) of 55% of the value of its Equity Portfolio over time, and the overwrite level will vary between 35% to 75% of the value of the Equity Portfolio based on the portfolio manager’s assessment of market conditions. In addition to a primary emphasis on writing call options to reduce downside risk and volatility of the Equity Portfolio, the Option Strategy as a secondary emphasis seeks additional return opportunities by capitalizing on inefficiencies in the options market through a variety of means including the use of call spreads and selling put options.

The Equity Portfolio seeks to track the total return performance of the S&P 500 Index. Combined with the Option Strategy, the Fund seeks attractive total return with less volatility than the S&P 500 Index. Volatility is measured by the annualized standard deviation of daily returns for the S&P 500 Index.

In applying the Option Strategy, Nuveen Asset Management is responsible for determining the notional value, timing, type and terms of the options strategies used by the Fund. Nuveen Asset Management actively manages the Fund’s options positions. In Nuveen Asset Management’s discretion, the Fund may purchase back call options or allow them to expire. To determine the options strategies used, Nuveen Asset Management considers market factors, such as current market levels and volatility, and option-specific factors, including but not limited to premium/cost, exercise price and expiration. Nuveen Asset Management typically seeks to construct a portfolio of call options that is diversified across multiple strike prices and expiration dates based on current market expectations.

The Sub-Adviser uses a multi-factor quantitative model, which will consider opportunities to engage in tax-loss harvesting (i.e., periodically selling positions that have depreciated in value to realize capital losses that can be used to offset capital gains realized by the Fund) and other tax management considerations to improve after-tax shareholder outcomes, to construct the Fund’s Equity Portfolio.

Investment Philosophy

Nuveen Asset Management believes an Option Strategy that combines selling call options and holding a broadly diversified Equity Portfolio may provide attractive total return with less volatility than holding a standalone Equity Portfolio. An actively managed Option Strategy may be an effective risk management tool that results in an improved reward-to-risk ratio, greater return consistency and the potential for greater preservation of portfolio value in adverse markets.

Nuveen Asset Management believes index options may achieve better tax and transactional efficiency than options on individual stocks because index options are cash-settled with known exercise dates. Additionally, markets for index options are deeper, more liquid and result in lower transaction costs.

Nuveen Asset Management further believes that its integrated strategy of selling index call options (supported by an underlying Equity Portfolio) should generally provide attractive total return with less volatility than simply owning the underlying equity market index under three different stock market scenarios: (i) moderately rising markets; (ii) stable or flat markets; (iii) moderately down trending markets. In strongly rising equity markets the Option Strategy would generally be expected to underperform the underlying index.

Investment Process

Option Strategy. Nuveen Asset Management employs a dynamic Option Strategy consisting of writing (selling) index call options, call options on custom baskets of securities, and covered call options on individual securities. The Fund targets an overwrite level of 55% of the value of its Equity Portfolio over time, and the overwrite level will vary between 35% to 75% of the value of the Equity Portfolio based on the portfolio manager’s assessment of market conditions. Nuveen Asset Management’s Option strategy is supported by investments in a diversified portfolio of stocks that seek to substantially replicate the price movements of the S&P 500 Index.

Nuveen Asset Management actively manages its option positions, purchasing back the S&P 500 Index call options and/or selling additional contracts based on relative value and risk/return analysis. To determine which S&P 500 Index options to utilize, Nuveen Asset Management considers market factors, such as current market levels and volatility, and option-specific factors (including but not limited to premium/cost, exercise price and expiration). Nuveen Asset Management seeks to construct a portfolio of index call options that is diversified across multiple strike prices and expiration dates.

Equity Portfolio. Nuveen Asset Management uses a multi-factor quantitative model to construct the Equity Portfolio. The model evaluates approximately 9,000 domestic and non-U.S. stocks to construct a portfolio of 200 to 400 stocks that meets criteria and constraints established by Nuveen Asset Management. Portfolio parameters may include, but are not limited to: tracking error of the portfolio to the S&P 500 Index, overlap of holdings with the S&P 500 Index and dividend yield. In addition, Nuveen Asset Management will consider the tax consequences of certain transactions within the Equity Portfolio and intends to manage the portfolio in a tax-efficient manner by taking, for example, capital losses when possible to offset realized capital gains. Nuveen Asset Management will rebalance and adjust the Equity Portfolio as necessary for tracking and tax management purposes.

Portfolio Composition and Other Information

The Acquiring Fund’s portfolio will be composed principally of the following investments.

Common Stocks. The Fund expects to invest in a portfolio of individual common stocks designed to replicate the risk and return profile, and thereby substantially replicate price movements, of the S&P 500 Index. The Fund may also invest in other investment companies, including ETFs, that provide similar exposure to individual common stocks consistent with the Fund’s investment objective. Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may under-perform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events which effect the issuers. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital.

Option Contracts. An option contract is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the reference instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the reference instrument (or the cash) upon payment of the exercise price or to pay the exercise price upon delivery of the reference instrument (or the cash). Upon exercise of an index option, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. Options may be “covered,” meaning that the party required to deliver the reference instrument if the option is exercised owns that instrument (or has set aside sufficient assets to meet its obligation to deliver the instrument). Options may be listed on an exchange or traded in the over-the-counter (“OTC”) market. In general, exchange-traded options have standardized exercise prices and expiration dates and may require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller but are subject to counterparty risk. The ability of the Fund to transact business with any one or any number of counterparties, the lack of any independent evaluation of the counterparties or their financial capabilities, and the absence of a regulated market to facilitate settlement, may increase the potential for losses to the Fund. OTC options also involve greater liquidity risk. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes limited.

Call Options. In carrying out its Option Strategy, the Fund may write index call options on the S&P 500 Index and other broad-based indices and may, if Nuveen Asset Management deems conditions appropriate, write call options on a variety of other equity market indices. As the seller of an index call option, the Fund receives a premium from the purchaser. The purchaser of the index call option has the right to any appreciation in the value of the index over the exercise price upon the exercise of the call option or the expiration date. If, at expiration, the purchaser exercises the index option sold by the Fund, the Fund will pay the purchaser the difference between the cash value of the index and the exercise price of the index option. The premium, the exercise price and the market value of the index determine the gain or loss realized by the Fund as the seller of the index call option.

The Fund may also write call options on custom baskets of securities. A custom basket call option is an OTC option with a counterparty whose value is linked to the market value of a portfolio of underlying securities and is collateralized by a portion of the Fund’s Equity Portfolio. In designing the custom basket call options, Nuveen Asset Management will primarily select assets not held by the Fund. In order to minimize the difference between the returns of the underlying securities in the custom basket (commonly referred to as a tracking error), Nuveen Asset Management will use optimization calculations when selecting the individual securities for inclusion in the custom basket.

The Fund may also write single name call options on individual stocks. A call option written by the Fund on an individual security is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration. The Fund, in effect, sells the potential appreciation in the value of the security subject to the call option in exchange for the premium. The Fund may execute a closing purchase transaction with respect to an option it has sold and sell another option (with either a different exercise price or expiration date or both). The Fund’s objective in entering into such a closing transaction will be to optimize net index option premiums. The cost of a closing transaction may reduce the net option premiums realized from the sale of the option. This reduction could be offset, at least in part, by appreciation in the value of the underlying security held in the Fund’s Equity Portfolio, and by the opportunity to realize additional premium income from selling a new option.

Call Spreads. A call spread involves the sale of a call option and the corresponding purchase of a call option on the same underlying instrument with the same expiration date but with different exercise prices. The call spreads utilized by the Fund generally will generate less net option premium than writing calls, but limit the overall risk of the strategy by capping the Fund’s liability from the written call while simultaneously allowing for additional upside above the strike price of the purchased call.

Put Options. A put option gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying instrument (or the cash value of the index) at a stated price (the “exercise price”) at any time before the option expires. The purchase price for a put option is the “premium” paid by the purchaser for the right to sell. When the Fund sells a put option on an underlying instrument and the underlying instrument decreases in value, the purchaser of the put option has the right to exercise the option, obligating the Fund to purchase the underlying instrument at an exercise price that is higher than the prevailing market price. The Fund collects option premium income when it sells the put option. If the underlying instrument increases in value, the purchaser of the put option is unlikely to exercise the option since the prevailing market price will be higher than the exercise price. Accordingly, the Fund retains all put premium income collected during market advances.

Securities Issued by Non-U.S. Issuers. The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers that are U.S. dollar-denominated, which may include securities of issuers located, or conducting their business, in emerging market countries.

Illiquid Securities. The Fund may invest in securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), that are deemed to be illiquid, and certain repurchase agreements. The Board or its delegate has the ultimate authority to determine which securities are liquid or illiquid. The Board has delegated to Nuveen Fund Advisors and Nuveen Asset Management the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. No definitive liquidity criteria are used. The Board has directed Nuveen Fund Advisors and Nuveen Asset Management when making liquidity determinations to look for such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board or its delegate.

When-Issued and Delayed Delivery Transactions. As a non-principal investment, the Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than their cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of any delayed payment commitment.

Debt Securities; Defensive Positions. Under normal circumstances, the Fund may invest up to 10% of its Managed Assets in short-term high quality fixed income instruments. During temporary defensive periods, the Fund may deviate from its investment objective and invest all or any portion of its assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. In such a case, the Fund may not pursue or achieve its investment objective.

Other Investment Companies. The Fund may invest in securities of other investment companies such as, among others, ETFs, subject to limitations imposed by the 1940 Act and exemptive orders issued by the SEC. The Fund generally expects that it may invest in other investment companies during periods when it has large amounts of uninvested cash, such as during periods when there is a shortage of attractive securities of the types in which the Fund may invest directly available in the market. As an investor in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Nuveen Asset Management will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available securities of the types in which the Fund may invest directly. In addition, the securities of other investment companies may be leveraged and therefore will be subject to leverage risks.

Derivatives. The Fund may invest in certain derivative instruments in pursuit of its investment objective. Such instruments include futures contracts, forward contracts and swap agreements and other derivative instruments consistent with the Fund’s investment objective and policies. Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. If the Fund is a seller of a contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap. If the Fund is a buyer of a contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund. Interest rate swaps involve the exchange by the Fund with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The Fund will usually enter into interest rate swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

The requirements for qualification as a RIC under Subchapter M of the Code may limit the extent to which the Fund may employ futures, options on futures or swaps.

There is no assurance that these derivative strategies will be available at any time or that Nuveen Fund Advisors and Nuveen Asset Management will determine to use them for the Fund or, if used, that the strategies will be successful.

Swap Transactions. The Fund may enter into total return, interest rate and credit default swap agreements and interest rate caps, floors and collars. The Fund may also enter into options on the foregoing types of swap agreements (“swap options”).

The Fund may enter into swap transactions for any purpose consistent with its investment objective and strategies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, as a duration management technique, to reduce risk arising from the ownership of a particular instrument, or to gain exposure to certain sectors or markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for a specified period of time. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined asset, reference rate or index. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a notional amount, e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a basket of securities representing a particular index. The notional amount of the swap agreement generally is only used as a basis upon which to calculate the obligations that the parties to the swap agreement have agreed to exchange.

Interest Rate Swaps, Caps, Collars and Floors. Interest rate swaps are bilateral contracts in which each party agrees to make periodic payments to the other party based on different referenced interest rates (e.g., a fixed rate and a floating rate) applied to a specified notional amount. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. Interest rate collars involve selling a cap and purchasing a floor or vice versa to protect the Fund against interest rate movements exceeding given minimum or maximum levels.

The use of interest rate transactions, such as interest rate swaps and caps, is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund’s use of interest rate swaps or caps could enhance or harm the overall performance of the Fund’s common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the NAV of the common shares. In addition, if short-term interest rates are lower than the Fund’s fixed rate of payment on the interest rate swap, the swap will reduce common share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance common share net earnings. Buying interest rate caps could enhance the performance of the common shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the common shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount such Fund would have been required to pay had it not entered into the cap agreement.

Total Return Swaps. In a total return swap, one party agrees to pay the other the “total return” of a defined underlying asset during a specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined baskets of loans and mortgages. The Fund might enter into a total return swap involving an underlying index or basket of securities to create exposure to a potentially widely diversified range of securities in a single trade. An index total return swap can be used by the portfolio managers to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets.

Credit Default Swaps. A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The Fund may enter into credit default swap agreements either as a buyer or a seller. The Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in an individual security or a segment of the fixed income securities market to which it has exposure, or to take a “short” position in individual bonds or market segments which it does not own. The Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds or market segments without investing directly in those bonds or market segments. As the buyer of protection in a credit default swap, the Fund would pay a premium (by means of an upfront payment or a periodic stream of payments over the term of the agreement) in return for the right to deliver a referenced bond or group of bonds to the protection seller and receive the full notional or par value (or other agreed upon value) upon a default (or similar event) by the issuer(s) of the underlying referenced obligation(s). If no default occurs, the protection seller would keep the stream of payments and would have no further obligation to the Fund. Thus, the cost to the Fund would be the premium paid with respect to the agreement. If a credit event occurs, however, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. The Fund bears the risk that the protection seller may fail to satisfy its payment obligations.

If the Fund is a seller of protection in a credit default swap and no credit event occurs, the Fund would generally receive an up-front payment or a periodic stream of payments over the term of the swap. If a credit event occurs, however, generally the Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the protection seller, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. Thus, the Fund bears the same risk as it would by buying the reference obligations directly, plus the additional risks related to obtaining investment exposure through a derivative instrument discussed below under “—Risks Associated with Swap Transactions.”

Swap Options. A swap option is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. The Fund may write (sell) and purchase put and call swap options. Depending on the terms of the particular option agreement, the Fund generally would incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund would become obligated according to the terms of the underlying agreement.

Risks Associated with Swap Transactions. The use of swap transactions is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If Nuveen Fund Advisors and/or Nuveen Asset Management is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. As the protection seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The Fund generally may only close out a swap, cap, floor, collar or other two-party contract with its particular counterparty, and generally may only transfer a position with the consent of that counterparty. In addition, the price at which the Fund may close out such a two party contract may not correlate with the price change in the underlying reference asset. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights. It also is possible that developments in the derivatives market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap or other agreements or to realize amounts to be received under such agreements.

Futures and Options on Futures Generally. A futures contract is an agreement between two parties to buy and sell a security, index or interest rate (each a “financial instrument”) for a set price on a future date. Certain futures contracts, such as futures contracts relating to individual securities, call for making or taking delivery of the underlying financial instrument. However, these contracts generally are closed out before delivery by entering into an offsetting purchase or sale of a matching futures contract (same exchange, underlying financial instrument, and delivery month). Other futures contracts, such as futures contracts on interest rates and indices, do not call for making or taking delivery of the underlying financial instrument, but rather are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the financial instrument at the close of the last trading day of the contract and the price at which the contract was originally written. These contracts also may be settled by entering into an offsetting futures contract. Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the futures broker, known as an FCM, an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, FCMs may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin account generally is not income producing. However, coupon bearing securities, such as Treasury securities, held in margin accounts generally will earn income. Subsequent payments to and from the FCM, called variation margin, will be made on a daily basis as the price of the underlying financial instrument fluctuates, making the futures contract more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by the Fund as unrealized gains or losses. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position that will operate to terminate its position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a gain or loss. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to the return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund.

A futures option gives the purchaser of such option the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer is assigned the opposite short position. Upon the exercise of a put option, the opposite is true.

The Fund reserves the right to modify its policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff.

To the extent the Fund uses its assets to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable positions of the SEC and its staff, such assets may not be used for other operational purposes. The Adviser and/or the Sub-Adviser will monitor the Fund’s use of derivatives.

Forward contracts. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities or securities, or the cash value of commodities, securities or a securities index, at an agreed upon future date.

Limitations on the Use of Futures, Futures Options and Swaps. If futures are used for hedging purposes, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the underlying financial instruments that are being hedged. This could result from differences between the financial instruments being hedged and the financial instruments underlying the standard contracts available for trading (e.g., differences in interest rate levels, maturities and the creditworthiness of issuers) among other factors. In addition, price movements of futures contracts may not correlate perfectly with price movements of the financial instruments underlying the futures contracts due to certain market distortions.

Successful use of futures by the Fund also is subject to Nuveen Asset Management’s ability to predict correctly movements in the direction of the relevant market. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of the securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives or futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

Other Investments. The Fund may invest in other securities as non-principal investments as described below:

U.S. Government Securities. U.S. government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. government to purchase certain obligations of the U.S. government agency or instrumentality or (iv) the credit of the agency or instrumentality. The Fund also may invest in any other security or agreement collateralized or otherwise secured by U.S. government securities. Agencies and instrumentalities of the U.S. government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Government National Mortgage Association, Student Loan Marketing Association, U.S. Postal Service, Small Business Administration, Tennessee Valley Authority

and any other enterprise established or sponsored by the U.S. government. Because the U.S. government generally is not obligated to provide support to its instrumentalities, the Fund will invest in obligations issued by these instrumentalities only if Nuveen Asset Management determines that the credit risk with respect to such obligations is minimal.

Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies.

Repurchase Agreements. The Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to its permitted investments. The Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked-to-market daily.

Inter-Fund Borrowing and Lending. The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds, including the Fund, to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The Fund will participate only as a lender, and not as a borrower, in the Inter-Fund Program. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the borrowing fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. When a fund lends money to another fund, any delay in repayment to the lending fund could result in a lost investment opportunity or additional borrowing costs.

Portfolio Turnover. The Fund may engage in portfolio trading when considered appropriate, but short-term trading in the Fund’s Equity Portfolio will not be used as the primary means of achieving the Fund’s investment objective. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 50% under normal circumstances. For the fiscal year ended December 31, 2024 the portfolio turnover rate was 17%. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses. High portfolio turnover may result in the realization of net short-term capital gains by the Fund, which, when distributed to shareholders, will be taxable as ordinary income for U.S. federal income tax purposes, or may result in greater amounts of net capital gain distributions.

During the fiscal year ended December 31, 2024, the Fund did not enter into any inter-fund loan activity.

Securities Lending. The Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income. When the Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to at least 102% of the value of the loaned securities. Under the Fund’s securities lending agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Fund, however, will be responsible for the risks associated with the investment of cash collateral. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower.

The Board of each Target Fund recommends that shareholders vote FOR the approval of the Agreement and Plan of Merger.

PROPOSAL NO. 2—APPROVAL OF ISSUANCE OF ADDITIONAL
COMMON SHARES OF ACQUIRING FUND

Detailed information regarding the proposed Mergers of the Target Funds with and into the Merger Sub, a wholly-owned subsidiary of the Acquiring Fund, pursuant to which Target Fund shareholders will become Acquiring Fund shareholders, is described above under “Proposal No. 1.” Common shareholders of the Acquiring Fund are urged to read the disclosure under that proposal for important information about each proposed Merger.

The Agreement sets forth the terms of each Merger and, with respect to each Merger, provides for: (1) the merger of the Target Fund with and into the Merger Sub, with the Merger Sub continuing as the surviving company and the separate legal existence of the Target Fund ceasing for all purposes as of the Effective Time; and (2) the conversion of the issued and outstanding common shares of beneficial interest of the Target Fund into newly issued common shares of beneficial interest of the Acquiring Fund, par value $0.01 per share (with cash being received in lieu of any fractional Acquiring Fund common shares). Subject to notice of issuance, the Acquiring Fund expects to list such common shares on the NYSE. As soon as practicable following the completion of the Mergers, the Merger Sub will distribute its assets to the Acquiring Fund, and the Acquiring Fund will assume the liabilities of the Merger Sub, in complete liquidation and dissolution of the Merger Sub under Massachusetts law. Following its Merger, a Target Fund will terminate its registration as an investment company under the 1940 Act.

Based on information provided by Nuveen Fund Advisors, the Acquiring Fund’s Board considered that the proposed Mergers may benefit shareholders of the Acquiring Fund in a number of ways, including, among other things: (i) greater secondary market liquidity and improved secondary market trading for common shares as a result of the combined fund’s greater share volume, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements; and (ii) lower net operating expenses as a result of a lower effective management fee rate for shareholders due to breakpoints in the Acquiring Fund’s fund-level management fee schedule and the larger asset base of the combined fund, as well as additional expense savings as certain other costs would be shared over the combined fund’s larger asset base.

The aggregate net asset value, as of the Valuation Time, of the Acquiring Fund common shares received by each Target Fund’s common shareholders in connection with the Mergers will equal the aggregate net asset value of the Target Fund common shares held by shareholders of the Target Fund as of the Valuation Time. Prior to the Valuation Time, the net asset value of each Fund will be reduced by the estimated costs of the Mergers borne by such Fund. However, no fractional Acquiring Fund common shares will be distributed to a Target Fund’s common shareholders in connection with a Merger. The Acquiring Fund’s transfer agent will aggregate all fractional Acquiring Fund common shares that may be due to a Target Fund’s shareholders as of the Closing Date and will sell the resulting whole shares for the account of holders of all such fractional interests at a value that may be higher or lower than net asset value, and each such holder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional common shares, the Acquiring Fund’s transfer agent will act directly on behalf of the shareholders entitled to receive fractional shares and will accumulate fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to the Target Fund shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes). As a result of the Mergers, common shareholders of the Acquiring Fund will hold a smaller percentage of the outstanding common shares of the combined fund as compared to their percentage holdings of the Fund prior to the Mergers and thus, common shareholders will hold reduced percentages of ownership in the larger combined entity than they held in the Acquiring Fund individually.

The Mergers will result in no reduction in net asset value of the Acquiring Fund’s common shares, other than to reflect the costs of the Mergers borne by the Acquiring Fund. It is expected that no gain or loss will be recognized by the Acquiring Fund for federal income tax purposes as a direct result of the Mergers. It is not currently expected that any significant portfolio sales of a Target Fund will occur solely in connection with a Merger.

The Acquiring Fund will continue to operate following the Mergers as a registered closed-end management investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

While applicable state and federal law does not require the shareholders of the Acquiring Fund to approve the Mergers, applicable NYSE rules require shareholder approval of additional Acquiring Fund common shares to be issued in connection with each Merger.

Shareholder approval of the issuance of additional common shares of the Acquiring Fund requires the affirmative vote of a majority (more than 50%) of the Acquiring Fund’s outstanding common shares present in person or by proxy and entitled to vote on the proposal that are cast on the proposal, provided a quorum is present.

Because the approval of Proposal No. 2 does not require that a minimum percentage of the Acquiring Fund’s outstanding common shares be voted in favor of the proposal, assuming the presence of a quorum, abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal. Broker non-votes are shares held by brokers or nominees, typically in “street name,” as to which (1) instructions have not been received from the beneficial owners or persons entitled to vote and (2) the broker or nominee does not have discretionary authority to vote such shares.

The consummation of each Merger is contingent on the satisfaction or waiver of all closing conditions, including approval of the Merger proposals (Proposals No. 1 and No. 2) by the applicable Fund’s shareholders.

The Board of the Acquiring Fund recommends that shareholders of the Acquiring Fund vote FOR the approval of the issuance of additional Acquiring Fund common shares in connection with the Mergers.

PROPOSAL NO. 3—THE ELECTION OF BOARD MEMBERS

Pursuant to the organizational documents of each Fund, the Board is divided into three classes (Class I, Class II and Class III), to be elected by the holders of the outstanding shares of the Fund to serve until the third succeeding Annual Meeting of shareholders subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified.

For each Fund, four (4) Board Members have been nominated for election or re-election by common shareholders at that Fund’s Annual Meeting. Board members Boateng, Lancellotta, Nelson and Toth have been designated as Class II Board Members and are nominees for re-election at the Annual Meetings to serve for a term expiring at the 2029 annual meeting of shareholders or until their successors have been duly elected and qualified. Current Board Members Forrester, Kenny, Medero, Moschner, Starr, Thornton, Wolff and Young are current and continuing Board Members. Current Board Members Medero, Moschner, Starr and Thornton have been designated as Class III Board Members of each Fund for a term expiring at the 2027 annual meeting of shareholders or until their successors have been duly elected and qualified. Current Board Members Forrester, Kenny, Wolff and Young have been designated as Class I Board Members of each Fund for a term expiring at the 2028 annual meeting of shareholders or until their successors have been duly elected and qualified.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed in the table below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected. However, should any nominee become unable to serve or for good cause will not serve, the proxies will be voted for substitute nominees, if any, designated by the Fund’s current Board.

For each Fund, Board Members Forrester, Kenny, Wolff and Young were last elected to each Fund’s Board as a Class I Board Member at the annual meeting of shareholders held on April 17, 2025. For each Fund, Board Members Lancellotta, Nelson and Toth were last elected to the Fund’s Board as Class II Board Members at the annual meeting of shareholders held on May 8, 2023. For each Fund, Board Members Medero, Moschner, Starr and Thornton were last elected to the Fund’s Board as Class III Board Members at the annual meeting of shareholders held on April 12, 2024. For each Fund, Board Member Boateng was appointed to the Fund’s Board effective May 15, 2024.

Each of the Board Members and Board Member nominees is not an “interested person,” as defined in the 1940 Act, of each Fund or of Nuveen Fund Advisors, LLC (previously defined as “Nuveen Fund Advisors” or the “Adviser”), the investment adviser to each Fund, and has never been an employee or director of the Adviser, Nuveen, the Adviser’s parent company, or any affiliate. Accordingly, such Board Members are deemed “Independent Board Members.”

For each Fund, the affirmative vote of a plurality (the greatest number of affirmative votes) of the shares present and entitled to vote at the Annual Meeting will be required to elect each Board Member of that Fund. When there are four (4) nominees for election to the Board, as is the case here, a vote by plurality means the four nominees with the highest number of affirmative votes, regardless of the votes withheld for the nominees, will be elected. Because the election of Board Members does not require that a minimum percentage of the Fund’s outstanding common shares be voted in favor of any nominee, assuming the presence of a quorum, abstentions and broker non-votes will have no effect on the outcome of the election of a Fund’s Board Members.

The Board of each Fund unanimously recommends that shareholders of each Fund vote FOR the election of each Board Member nominee. Each Board Member is listed in the table below in alphabetical order.

Board Members/Nominees

Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Board Members/Nominees who are not “interested persons” of the Funds
Joseph A. Boateng 333 West Wacker Drive Chicago, IL 60606 1963	Board Member	Term: Class II Board Member until 2026 annual shareholder meeting and nominee for Class II Board Member until 2029 shareholder meeting Length of Service: Since 2019	Chief Investment Officer, Casey Family Programs (since 2007); formerly, Director of U.S. Pension Plans, Johnson & Johnson (2002-2006).	218

Board Member, Lumina Foundation (since 2018) and Waterside School (since 2021); Board Member (2012- 2019) and Emeritus Board Member (since 2020), Year-Up Puget Sound; Investment Advisory Committee Member and Former Chair (since 2007), Seattle City Employees’ Retirement System; Investment Committee Member (since 2012), The Seattle Foundation; Trustee (2018-2023), the College Retirement Equities Fund; Manager (2019- 2023), TIAA Separate Account VA- 1.

Michael A. Forrester 333 West Wacker Drive Chicago, IL 60606 1967	Board Member	Term: Class I Board Member until 2028 annual shareholder meeting Length of Service: Since 2007	Formerly, Chief Executive Officer (2014–2021) and Chief Operating Officer (2007–2014), Copper Rock Capital Partners, LLC.	218

Director, Aflac Incorporated (since 2025); Trustee, Dexter Southfield School (since 2019); Member (since 2020), Governing Council of the Independent Directors Council (IDC); Trustee, the College Retirement Equities Fund and Manager, TIAA Separate Account VA-1 (2007-2023).

Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Thomas J. Kenny 333 West Wacker Drive Chicago, IL 60606 1963	Board Member	Term: Class I Board Member until 2028 annual shareholder meeting Length of Service: Since 2011	Formerly, Advisory Director (2010–2011), Partner (2004–2010), Managing Director (1999–2004) and Co-Head of Global Cash and Fixed Income Portfolio Management Team (2002–2010), Goldman Sachs Asset Management.	219

Director (since 2015) and Chair of the Finance and Investment Committee (since 2018), Aflac Incorporated; formerly, Director (2021-2022), ParentSquare; formerly, Director (2021-2022) and Finance Committee Chair (2016-2022), Sansum Clinic; formerly, Advisory Board Member (2017-2019), B’Box; formerly, Member (2011-2020), the University of California at Santa Barbara Arts and Lectures Advisory Council; formerly, Investment Committee Member (2012-2020), Cottage Health System; formerly, Board Member (2009-2019) and President of the Board (2014-2018), Crane Country Day School; Trustee (2011-2023) and Chairman (2017-2023), the College Retirement Equities Fund; Manager (2011-2023) and Chairman (2017-2023), TIAA Separate Account VA-1

Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Amy B. R. Lancellotta 333 West Wacker Drive Chicago, IL 60606 1959	Board Member	Term: Class II Board Member until 2026 annual shareholder meeting and nominee for Class II Board Member until 2029 shareholder meeting Length of Service: Since 2021	Formerly, Managing Director, IDC (supports the fund independent director community and is part of the Investment Company Institute (ICI), which represents regulated investment companies) (2006-2019); formerly, various positions with ICI (1989-2006).	219	President (since 2023) and Member (since 2020) of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA)
Joanne T. Medero 333 West Wacker Drive Chicago, IL 60606 1954	Board Member	Term: Class III Board Member until 2027 annual shareholder meeting Length of Service: Since 2021	Formerly, Managing Director, Government Relations and Public Policy (2009- 2020) and Senior Advisor to the Vice Chairman (2018-2020), BlackRock, Inc. (global investment management firm); formerly, Managing Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM)(investment banking, investment management businesses) (2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment	219

Member (since 2019) of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.).

Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989).

Albin F. Moschner 333 West Wacker Drive Chicago, IL 60606 1952	Board Member	Term: Class III Board Member until 2027 annual shareholder meeting Length of Service: Since 2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting), (since 2012); previously, held positions at Leap Wireless International, Inc., (consumer wireless service) including Consultant (2011-2012), Chief Operating Officer (2008- 2011) and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc.	219

Formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc. (a provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016).

Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

(telecommunications services) (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunications services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).

John K. Nelson 333 West Wacker Drive Chicago, IL 60606 1962	Board Member	Term: Class II Board Member until 2026 annual shareholder meeting and nominee for Class II Board Member until 2029 shareholder meeting Length of Service: Since 2013	Formerly, Senior External Advisor to the Financial Services practice of Deloitte Consulting LLP (consulting and accounting). (2012-2014); Chief Executive Officer of ABN AMRO Bank N.V., North America (insurance), and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	219

Formerly, Member of Board of Directors (2008-2023) of Core12 LLC (private firm which develops branding, marketing and communications strategies for clients); formerly, Member of the President’s Council (2010-2019) of Fordham University; formerly, Director (2009-2018) of the Curran Center for Catholic American Studies; formerly, Trustee and

Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
					Chairman of The Board of Trustees of Marian University (2011-2013).
Loren M. Starr 333 West Wacker Drive Chicago, IL 60606 1961	Board Member	Term: Class III Board Member until 2027 annual shareholder meeting Length of Service: Since 2022	Independent Consultant/Advisor (since 2021). Vice Chair, Senior Managing Director (2020-2021), Chief Financial Officer, Senior Managing Director (2005-2020), Invesco Ltd (asset management).	218

Director (since 2023) and Chair of the Board (since 2025), formerly, Chair of the Audit Committee (2024-2025), AMG; formerly, Chair and Member of the Board of Directors (2014–2021), Georgia Leadership Institute for School Improvement (GLISI); formerly, Chair and Member of the Board of Trustees (2014–2018), Georgia Council on Economic Education (GCEE); Trustee, the College Retirement Equities Fund and Manager, TIAA Separate Account VA-1 (2022–2023).

Matthew Thornton III 333 West Wacker Drive Chicago, IL 60606 1958	Board Member	Term: Class III Board Member until 2027 annual shareholder meeting Length of Service: Since 2020	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation (“FedEx”) (provider of transportation, e-commerce and business services through its portfolio of companies);	219

Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Member of the Board of Directors (since 2020), Crown Castle International (provider of

Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
			formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx.		communications infrastructure); formerly, Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries).
Terence J. Toth 333 West Wacker Drive Chicago, IL 60606 1959	Board Member	Term: Class II Board Member until 2026 annual shareholder meeting and nominee for Class II Board Member until 2029 shareholder meeting Length of Service: Since 2008	Formerly, Co-Founding Partner, Promus Capital (investment advisory firm) (2008-2017); formerly, Director of Quality Control Corporation (manufacturing) (2012- 2021); formerly, Director, Fulcrum IT Service LLC (information technology services firm to government entities) (2010-2019); formerly, Director, LogicMark LLC (health services) (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008- 2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004-2007); Executive Vice President, Quantitative	219

Formerly, Chair and Member of the Board of Directors (2021-2024), Kehrein Center for the Arts (philanthropy); Member of the Board of Directors (since 2008), Catalyst Schools of Chicago (philanthropy); Member of the Board of Directors (since 2012), formerly, Investment Committee Chair (2017-2022), Mather Foundation (philanthropy); formerly, Member (2005-2016), Chicago Fellowship Board (philanthropy); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust

Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
			Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994).		Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
Margaret L. Wolff 333 West Wacker Drive Chicago, IL 60606 1955	Board Member	Term: Class I Board Member until 2028 annual shareholder meeting Length of Service: Since 2016	Formerly, Of Counsel (2005-2014), Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (legal services).	219

Member of the Board of Trustees (since 2005), New York- Presbyterian Hospital; Member of the Board of Trustees (since 2004) formerly, Chair (2015-2022), The John A. Hartford Foundation (philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College; formerly, Member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.).

Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Robert L. Young 333 West Wacker Drive Chicago, IL 60606 1963	Chair and Board Member	Term: Class I Board Member until 2028 annual shareholder meeting Length of Service: Since 2017; Chair since 2025	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc.(financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).	219	None

(1)Length of Time Served indicates the year in which the individual became a Board Member of any fund in the Fund Complex.

Board Member Investments in the Funds

In order to create an appropriate identity of interests between Board Members and shareholders, the Boards of Trustees of the Nuveen funds have adopted a governance principle pursuant to which each Board Member is expected to invest, either directly or on a deferred basis, at least the equivalent of one year of compensation in the funds in the Nuveen fund complex.

The following table sets forth for each Board Member the dollar range of equity securities beneficially owned in each Fund and all Nuveen funds overseen by the Board Member as of December 31, 2024. The information as to beneficial ownership is based on statements furnished by each Board Member/nominee.

Dollar Range of Equity Securities

Name of Board Member/Nominee	Dow Dynamic Overwrite	S&P Buy-Write	Acquiring Fund	Family of Investment Companies(1)
Joseph A. Boateng(2)	$0	$0	$0	Over $100,000
Michael A. Forrester(2)	$0	$0	$0	Over $100,000
Thomas J. Kenny(2)	$0	$0	$0	Over $100,000
Amy B. R. Lancellotta	$0	$0	$0	Over $100,000
Joanne T. Medero	$0	$0	$0	Over $100,000
Albin F. Moschner	$0	$0	$0	Over $100,000
John K. Nelson	$0	$0	$0	Over $100,000
Loren M. Starr(2)	$0	$0	$0	Over $100,000
Matthew Thornton III	$0	$0	$0	Over $100,000
Terence J. Toth	$0	$0	$0	Over $100,000
Margaret L. Wolff	$0	$0	$0	Over $100,000
Robert L. Young	$0	$0	$0	Over $100,000

(1)The amounts reflect the aggregate dollar range of equity securities of the number of shares beneficially owned by the Board Member/nominee in the Funds and in all Nuveen funds overseen by each Board Member/nominee.

(2)“Family of Investment Companies” for Mr. Boateng, Mr. Forrester, Mr. Kenny and Mr. Starr includes holdings in CREF and/or VA-1, as each was a member of the board and management committee of CREF and VA-1, respectively, as of December 31, 2024.

The table below presents information on Board Members who own securities in companies (other than registered investment companies) that are advised by entities that are under common control with the Funds’ investment adviser as of June 30, 2025:

Name of Board Member	Name of Owners/ Relationships to Board Member	Companies(1)	Title of Class	Value of Securities(2)	Percent of Class(3)
Thomas J. Kenny	Thomas Joseph Kenny 2021 Trust (Mr. Kenny is Initial Trustee and Settlor.)	Global Timber Resources LLC	None	$34,063	0.01%
	KSHFO, LLC(4)	Global Timber Resources Investor Fund, LP	None	$523,049	6.01%
	KSHFO, LLC(4)	TIAA-CREF Global Agriculture II LLC	None	$770,200	0.05%
	KSHFO, LLC(4)	Global Agriculture II AIV (US) LLC	None	$681,237	0.17%

(1)The Adviser, as well as the investment advisers to these Companies, are indirectly commonly controlled by Nuveen.

(2)These amounts reflect the value of holdings as of June 30, 2025. As of the date of this Joint Proxy Statement/Prospectus, that is the most recent information available regarding the valuation of shares of the Companies.

(3)These percentages reflect the overall amount committed to invest in the Companies, not current ownership percentages.

(4)Mr. Kenny owns 6.6% of KSHFO, LLC.

As of September 30, 2025, each Board Member’s individual beneficial shareholdings of each Fund constituted less than 1% of the outstanding shares of the Fund. As of September 30, 2025, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding shares of each Fund. Information regarding beneficial owners of 5% or more of any class of shares of any Fund is provided under “General Information—Shareholders of the Acquiring Fund and the Target Fund.”

Compensation

Prior to January 1, 2025, Independent Board Members received a $350,000 annual retainer, plus they received (a) an annual retainer of $30,000 for membership on the Audit Committee and Compliance, Risk Management and Regulatory Oversight Committee, respectively; (b) an annual retainer of $20,000 for membership on the Investment Committee; and (c) an annual retainer of $20,000 for membership on the Dividend Committee, Nominating and Governance Committee and Closed-End Funds Committee, respectively. In addition to the payments described above, the Chair and/or Co-Chair of the Board received $140,000 annually; the chair and/or co-chair of the Audit Committee and Compliance, Risk Management and Regulatory Oversight Committee received $30,000 annually; the chair and/or co-chair of the Investment Committee received $20,000 annually; and the chair and/or co-chair of the Dividend Committee, Nominating and Governance Committee and Closed-End Funds Committee received $20,000 annually. Independent Board Members were paid either $1,000 or $2,500 for any ad hoc meetings of the Board or its Committees depending upon the meeting’s length and immediacy. For any special assignment committees, the chair and/or co-chair were paid a quarterly fee starting at $1,250 and members were paid a quarterly fee starting at $5,000. The annual retainers, fees and expenses of the Board were allocated among the funds in the Nuveen Fund complex in an equitable manner, although a minimum amount may have been established to be allocated to each fund. In certain instances, fees and expenses were allocated only to those funds that are discussed at a given meeting.

Effective January 1, 2025, Independent Board Members receive a $350,000 annual retainer, plus they receive (a) an annual retainer of $35,000 for membership on the Audit Committee and Compliance, Risk Management and Regulatory Oversight Committee, respectively; (b) an annual retainer of $30,000 for membership on the Investment Committee; and (c) an annual retainer of $25,000 for membership on the Dividend Committee, Nominating and Governance Committee and Closed-End Funds Committee, respectively. In addition to the payments described above, the Chair of the Board receives $150,000 annually; the Chair of the Audit Committee and Compliance, Risk Management and Regulatory Oversight Committee receive $35,000 annually; the Chair and/or Co-Chair of the Investment Committee receives $30,000 annually; and the Chair of the Dividend Committee, Nominating and Governance Committee and Closed-End Funds Committee receive $25,000 annually. Independent Board Members will be paid either $1,000 or $2,500 for any ad hoc meetings of the Board or its Committees depending upon the meeting’s length and immediacy. For any special assignment committees, the Chair and/or Co-Chair will be paid a quarterly fee starting at $1,250 and members will be paid a quarterly fee starting at $5,000. The annual retainers, fees and expenses of the Board are allocated among the funds in the Nuveen Fund complex in an equitable manner, although a minimum amount may be established to be allocated to each fund. In certain instances, fees and expenses will be allocated only to those funds that are discussed at a given meeting.

The Funds do not have retirement or pension plans. Certain Nuveen funds (the “Participating Funds”) participate in a deferred compensation plan (the “Deferred Compensation Plan”) that permits an Independent Board Member to elect to defer receipt of all or a portion of his or her compensation as an Independent Board Member. The deferred compensation of a participating Independent Board Member is credited to a book reserve account of the Participating Fund when the compensation would otherwise have been paid to such Independent Board Member. The value of an Independent Board Member’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from an Independent Board Member’s deferral account, the Independent Board Member may elect to receive distributions in a lump sum or over a period of two to 20 years. The Participating Fund will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Funds have no employees. The officers of the Funds serve without any compensation from the Funds. The Funds’ Chief Compliance Officer’s (“CCO”) compensation, which is composed of base salary and incentive compensation, is paid by the Adviser, with review and input by the Board. The Funds reimburse the Adviser for an allocable portion of the Adviser’s cost of the CCO’s compensation.

The table below shows, for each Independent Board Member and nominee, the aggregate compensation paid by each Fund to the Independent Board Member/nominee for its last fiscal year.

Aggregate Compensation from the Funds*

Fund Name	Joseph A. Boateng(1)	Michael A. Forrester(1)	Thomas J. Kenny(1)	Amy B.R. Lancellotta	Joanne T. Medero	Albin F. Moschner	John K. Nelson	Loren M. Starr(1)	Matthew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young
Dow Dynamic Overwrite	$1,118	$1,162	$1,479	$1,619	$1,590	$1,667	$1,683	$1,191	$1,596	$1,995	$1,849	$1,746
S&P Buy-Write	$2,900	$3,016	$3,841	$4,154	$4,079	$4,273	$4,312	$3,091	$4,094	$5,121	$4,743	$4,467
Acquiring Fund	$593	$617	$786	$845	$830	$869	$877	$632	$833	$1,042	$965	$909
Total Compensation from Nuveen Funds Paid to Board Members/ Nominees	$464,250	$480,750	$610,000	$469,250	$461,987	$481,250	$483,250	$479,750	$463,750	$575,750	$535,644	$502,381

(1)“Total Compensation from Funds in the Fund Complex” for Mr. Boateng, Mr. Forrester, Mr. Kenny and Mr. Starr includes compensation from CREF and VA-1, as each was a member of the board and management committee of CREF and VA-1, respectively, as of December 31, 2024.

*Includes deferred fees. Pursuant to the Deferred Compensation Plan with certain Participating Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more Participating Funds. Total deferred fees for the Participating Funds (including the return from the assumed investment in the Participating Funds) payable are:

Fund Name	Joseph A. Boateng(1)	Michael A. Forrester(1)	Thomas J. Kenny(1)	Amy B.R. Lancellotta	Joanne T. Medero	Albin F. Moschner	John K. Nelson	Loren M. Starr(1)	Matthew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young
Dow Dynamic Overwrite	$279	$1,162	$370	$536	$556	$0	$0	$410	$0	$0	$657	$1,138
S&P Buy-Write	$723	$3,016	$960	$1,375	$1,418	$0	$0	$1,064	$0	$0	$1,678	$2,910
Acquiring Fund	$148	$617	$196	$280	$288	$0	$0	$218	$0	$0	$340	$592

Board Leadership Structure and Risk Oversight

The Board of each Fund oversees the operations and management of the Fund, including the duties performed for the Fund by the Adviser or its affiliates. The Board has adopted a unitary board structure. A unitary board consists of one group of board members who serves on the board of every fund in the Nuveen Fund complex. In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, diversity (including, among other things, gender, race and ethnicity), independence and experience to oversee the Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Board Members consider not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background (including, among other things, gender, race and ethnicity), skills, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the Board Members across the Fund Complex (such as compliance, valuation, liquidity, brokerage, trade allocation and risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has Co-Chairs that are Independent Board Members. The Board recognizes that a chair can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chair may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the Board Members have elected Mr. Young to serve as an independent Chair of the Board. Pursuant to the Fund by-laws, the Chair shall perform all duties incident to the office of Chair of the Board and such other duties as from time to time may be assigned to him or her by the Board Members or the by-laws. Specific responsibilities of the Chair include (i) coordinating with fund management in the preparation of the agenda for each meeting of the Board; (ii) presiding at all meetings of the Board and of the shareholders; and (iii) serving as a liaison with other Board Members, the Trust’s officers and other fund management personnel, and counsel to the Independent Board Members.

Although the Board has direct responsibility over various matters (such as advisory contracts and underwriting contracts), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation, compliance and investment risk to certain committees (as summarized below). In addition, the Board believes that the periodic rotation of Board Members among the different committees allows the Board Members to gain additional and different perspectives of a Fund’s operations. The Board has established seven standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Investment Committee, the Nominating and Governance Committee and the Closed-End Fund Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below. For more information on the Board, please visit www.nuveen.com/fundgovernance.

Executive Committee. The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are Mr. Young, Chair, Mr. Kenny, Mr. Nelson and Mr. Toth. During the fiscal year ended December 31, 2024, the Executive Committee of each Fund met five times.

Dividend Committee. The Dividend Committee is authorized to declare distributions (with subsequent ratification by the Board) on each Fund’s shares, including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The Dividend Committee operates under a written charter adopted and approved by the Board. The members of the Dividend Committee are Mr. Thornton, Chair, Ms. Lancellotta, Mr. Kenny, Mr. Nelson and Mr. Starr. During the fiscal year ended December 31, 2024, the Dividend Committee of each Fund met ten times.

Audit Committee. The Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the 1934 Act, that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the NYSE or NASDAQ as applicable. The Audit Committee assists the Board in: the oversight and monitoring of the accounting and financial reporting policies, processes and practices of the Funds, and the audits of the financial statements of the Funds; the quality and integrity of the financial statements of the Funds; the Funds’ compliance with legal and regulatory requirements relating to the Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the Valuation Policy of the Nuveen Funds and the internal valuation group of the Adviser, as valuation designee for the Nuveen Funds. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board approval and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Funds’ portfolios. The Audit Committee is also primarily responsible for the oversight of the Valuation Policy and actions taken by the Adviser, as valuation designee of the Fund, through its internal valuation group, which provides regular reports to the Audit Committee, reviews any issues relating to the valuation of the Funds’ securities brought to its attention, and considers the risks to the Funds in assessing the possible resolutions to these matters. The Audit Committee may also consider any financial risk exposures for the Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee regularly meets with Fund management to discuss the Nuveen funds’ annual and semi-annual reports and has regular meetings with the external auditors for the Funds and the Adviser’s internal audit group. In assessing financial risk disclosure, the Audit Committee also may review, in a general manner, the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Funds’ financial statements. The Audit Committee operates under a written Audit Committee Charter (the “Charter”) adopted and approved by the Board, which Charter conforms to the listing standards of the NYSE or NASDAQ, as applicable. Members of the Audit Committee are independent (as set forth in the Charter) and free of any relationship that, in the opinion of the Board Members, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Mr. Nelson, Chair, Mr. Boateng, Ms. Lancellotta, Mr. Starr, Mr. Thornton, Ms. Wolff and Mr. Young, each of whom is an Independent Board Member of the Funds. Mr. Boateng, Mr. Nelson, Mr. Starr and Mr. Young have each been designated as an “audit committee financial expert” as defined by the rules of the SEC. A copy of the Charter is available at https://www.nuveen.com/fundgovernance. During the fiscal year ended December 31, 2024, the Audit Committee of each Fund met 14 times.

Compliance, Risk Management and Regulatory Oversight Committee. The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Funds that are not otherwise under or within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the Compliance Committee: reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of general risks related to investments which are not reviewed by other committees, such as liquidity and derivatives usage; risks related to product structure elements, such as leverage; techniques that may be used to address the foregoing risks, such as hedging and swaps and Fund operational risk and risks related to the overall operation of the TIAA/Nuveen enterprise and, in each case, the controls designed to address or mitigate such risks. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Funds in adopting a particular approach compared to the anticipated benefits to the Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis. The Compliance Committee receives written and oral reports from the Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. Certain matters not addressed at the committee level may be addressed by another committee or directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are Ms. Wolff, Chair, Mr. Forrester, Mr. Kenny, Ms. Medero, Mr. Moschner and Mr. Toth. During the fiscal year ended December 31, 2024, the Compliance Committee of each Fund met five times.

Nominating and Governance Committee. The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. The Nominating and Governance Committee recognizes that as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the Nominating and Governance Committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance of the Funds.

In addition, the Nominating and Governance Committee, among other things: makes recommendations concerning the continuing education of Board Members; monitors performance of legal counsel; establishes and monitors a process by which security holders are able to communicate in writing with Board Members; and periodically reviews and makes recommendations about any appropriate changes to Board Member compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to William Siffermann, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Board Members and each nominee is evaluated using the same standards. However, the Nominating and Governance Committee reserves the right to interview any and all candidates and to make the final selection of any new Board Members. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence meetings with sub-advisers and service providers) and, if qualifying as an Independent Board Member candidate, independence from the Adviser, sub-advisers, underwriters and other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Board Members at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with Fund management and yet maintain a collegial and collaborative manner toward other Board Members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at https://www.nuveen.com/fundgovernance, and is composed entirely of Independent Board Members, who are also “independent” as defined by NYSE or NASDAQ listing standards. Accordingly, the members of the Nominating and Governance Committee are Mr. Young, Chair, Mr. Boateng, Mr. Forrester, Mr. Kenny, Ms. Lancellotta, Ms. Medero, Mr. Moschner, Mr. Nelson, Mr. Starr, Mr. Thornton, Mr. Toth and Ms. Wolff. During the fiscal year ended December 31, 2024, the Nominating and Governance Committee of each Fund met five times.

Investment Committee. The Investment Committee is responsible for the oversight of Fund performance, investment risk management and other portfolio-related matters affecting the Funds which are not otherwise the jurisdiction of the other Board committees. As part of such oversight, the Investment Committee reviews each Fund’s investment performance and investment risks, which may include, but is not limited to, an evaluation of Fund performance relative to investment objectives, benchmarks and peer group; a review of risks related to portfolio investments, such as exposures to particular issuers, market sectors, or types of securities, as well as consideration of other factors that could impact or are related to Fund performance; and an assessment of Fund objectives, policies and practices as such may relate to Fund performance. In assessing issues brought to the Investment Committee’s attention or in reviewing an investment policy, technique or strategy, the Investment Committee evaluates the risks to the Funds in adopting or recommending a particular approach or resolution compared to the anticipated benefits to the Funds and their shareholders.

In fulfilling its obligations, the Investment Committee receives quarterly reports from the investment oversight and the investment risk groups at Nuveen. Such groups also report to the full Board on a quarterly basis and the full Board participates in further discussions with fund management at its quarterly meetings regarding matters relating to Fund performance and investment risks, including with respect to the various drivers of performance and Fund use of leverage and hedging. Accordingly, the Board directly and/or in conjunction with the Investment Committee oversees the investment performance and investment risk management of the Funds. The Investment Committee operates under a written charter adopted and approved by the Board. This Investment Committee’s is composed of the Independent Board Members of the Funds. Accordingly, the members of the Investment Committee are Mr. Boateng and Ms. Lancellotta, Co-Chairs, Mr. Forrester, Mr. Kenny, Ms. Medero, Mr. Moschner, Mr. Nelson, Mr. Starr, Mr. Thornton, Mr. Toth, Ms. Wolff and Mr. Young. During the fiscal year ended December 31, 2024, the Investment Committee met four times.

Closed-End Fund Committee. The Closed-End Fund Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen funds that are registered as closed-end management investment companies (“Closed-End Funds”). The Closed-End Fund Committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund. The Closed-End Fund Committee receives updates on the secondary closed-end fund market and evaluates the premiums and discounts of the Nuveen closed-end funds, including the Funds, at each quarterly meeting. The Closed-End Fund Committee reviews, among other things, the premium and discount trends in the broader closed-end fund market, by asset category and by closed-end fund; the historical total return performance data for the Nuveen closed-end funds, including the Funds, based on net asset value and price over various periods; the volatility trends in the market; the use of leverage by the Nuveen closed-end funds, including the Funds; the distribution data of the Nuveen closed-end funds, including the Funds, and as compared to peer averages; and a summary of common share issuances, if any, and share repurchases, if any, during the applicable quarter by the Nuveen closed-end funds, including the Funds. The Closed-End Fund Committee regularly engages in more in-depth discussions of premiums and discounts of the Nuveen closed-end funds. Additionally, the Closed-End Fund Committee members participate in in-depth workshops to explore, among other things, actions to address discounts of the Nuveen closed-end funds, potential share repurchases and available leverage strategies and their use. The Closed-End Fund Committee operates under a written charter adopted and approved by the Board. The members of the Closed-End Fund Committee are Mr. Moschner, Chair, Mr. Kenny, Mr. Nelson, Mr. Starr, Mr. Thornton, Ms. Wolff and Mr. Young. During the fiscal year ended December 31, 2024, the Closed-End Fund Committee of each Fund met four times.

Board Member Attendance. The number of regular quarterly meetings and special meetings held by the Board of each Fund during the fiscal year ended December 31, 2024, was 14 times. During the last fiscal year, each Board Member attended 75% or more of each Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of shareholders of the Funds and the number of Board Members who attended the last annual meeting of shareholders of each Fund is posted on the Funds’ website at https://www.nuveen.com/fund-governance.

Board Diversification and Board Member Qualifications. In determining that a particular Board Member was qualified to serve on the Board, the Board considered each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions;

experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes and skills that led to the conclusion, as of the date of this document, that each Board Member should continue to serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Joseph A. Boateng

Mr. Boateng has been a TC Board Member since 2019. Since 2007, Mr. Boateng has served as the Chief Investment Officer for Casey Family Programs. He was previously Director of U.S. Pension Plans for Johnson & Johnson from 2002-2006. Mr. Boateng is a board member of the Lumina Foundation and Waterside School, an emeritus board member of Year Up Puget Sound, member of the Investment Advisory Committee and former Chair for the Seattle City Employees’ Retirement System, and an investment committee member for The Seattle Foundation. Mr. Boateng previously served on the Board of Trustees for the College Retirement Equities Fund (2018-2023) and on the Management Committee for TIAA Separate Account VA-1 (2019-2023). Mr. Boateng received a B.S. from the University of Ghana and an M.B.A. from the University of California, Los Angeles.

Michael A. Forrester

Mr. Forrester has been a TC Board Member since 2007. From 2007 to 2021, Mr. Forrester held various positions with Copper Rock Capital Partners, LLC (“Copper Rock”), including Chief Executive Officer (2014-2021), Chief Operating Officer (“COO”) (2007-2014) and Board Member (2007-2021). Mr. Forrester is currently a member of the Independent Directors Council Governing Council of the Investment Company Institute. He also serves as a Director of Aflac Incorporated and is on the Board of Trustees of the Dexter Southfield School. Mr. Forrester previously served on the Board of Trustees for the College Retirement Equities Fund and on the Management Committee for TIAA Separate Account VA-1 (2007-2023). Mr. Forrester has a B.A. from Washington and Lee University.

Thomas J. Kenny

Mr. Kenny served as an Advisory Director (2010-2011), Partner (2004-2010), Managing Director (1999-2004) and Co-Head (2002-2010) of Goldman Sachs Asset Management’s Global Cash and Fixed Income Portfolio Management team, having worked at Goldman Sachs since 1999. Mr. Kenny is a Director and the Chair of the Finance and Investment Committee of Aflac Incorporated and a Director of ParentSquare. He is a Former Director and Finance Committee Chair for the Sansum Clinic; Former Advisory Board Member, B’Box; Former Member of the University of California at Santa Barbara Arts and Lectures Advisory Council; Former Investment Committee Member, Cottage Health System; and Former President of the Board of Crane Country Day School. Mr. Kenny previously served on the Board of Trustees (2011-2023) and as Chairman (2017-2023) for the College Retirement Equities Fund and on the Management Committee (2011-2023) and as Chairman (2017-2023) for TIAA Separate Account VA-1. He received a B.A. from the University of California, Santa Barbara, and an M.S. from Golden Gate University. He is also a Chartered Financial Analyst.

Amy B. R. Lancellotta

After 30 years of service, Ms. Lancellotta retired at the end of 2019 from the Investment Company Institute (ICI), which represents regulated investment companies on regulatory, legislative and securities industry initiatives that affect funds and their shareholders. From November 2006 until her retirement, Ms. Lancellotta served as Managing Director of ICI’s Independent Directors Council (IDC), which supports fund independent directors in fulfilling their responsibilities to promote and protect the interests of fund shareholders. At IDC, Ms. Lancellotta was responsible for all ICI and IDC activities relating to the fund independent director community. In conjunction with her responsibilities, Ms. Lancellotta advised and represented IDC, ICI, independent directors and the investment company industry on issues relating to fund governance and the role of fund directors. She also directed and coordinated IDC’s education, communication, governance and policy initiatives. Prior to serving as Managing Director of IDC, Ms. Lancellotta held various other positions with ICI beginning in 1989. Before joining ICI, Ms. Lancellotta was an associate at two Washington, D.C. law firms. In addition, since 2020, she has been a member of the Board of Directors of the Jewish Coalition Against Domestic Abuse (JCADA), an organization that seeks to end power-based violence, empower survivors and ensure safe communities. Ms. Lancellotta received a B.A. degree from Pennsylvania State University in 1981 and a J.D. degree from the National Law Center, George Washington University (currently known as George Washington University Law School) in 1984.

Joanne T. Medero

Ms. Medero has over 30 years of financial services experience and, most recently, from December 2009 until her retirement in July 2020, she was a Managing Director in the Government Relations and Public Policy Group at BlackRock, Inc. (BlackRock). From July 2018 to July 2020, she was also Senior Advisor to BlackRock’s Vice Chairman, focusing on public policy and corporate governance issues. In 1996, Ms. Medero joined Barclays Global Investors (BGI), which merged with BlackRock in 2009. At BGI, she was a Managing Director and served as Global General Counsel and Corporate Secretary until 2006. Then, from 2006 to 2009, Ms. Medero was a Managing Director and Global Head of Government Relations and Public Policy at Barclays Group (IBIM), where she provided policy guidance and directed legislative and regulatory advocacy programs for the investment banking, investment management and wealth management businesses. Before joining BGI, Ms. Medero was a Partner at Orrick, Herrington & Sutcliffe LLP from 1993 to 1995, where she specialized in derivatives and financial markets regulation issues. Additionally, she served as General Counsel of the Commodity Futures Trading Commission (CFTC) from 1989 to 1993 and, from 1986 to 1989, she was Deputy Associate Director/Associate Director for Legal and Financial Affairs at The White House Office of Presidential Personnel. Further, from 2006 to 2010, Ms. Medero was a member of the CFTC Global Markets Advisory Committee and she has been actively involved in financial industry associations, serving as Chair of the Steering Committee of the SIFMA (Securities Industry and Financial Markets Association) Asset Management Group (2016-2018) and Chair of the CTA (Commodity Trading Advisor), CPO (Commodity Pool Operator) and Futures Committee of the Managed Funds Association (2010-2012). Ms. Medero also chaired the Corporations, Antitrust and Securities Practice Group of The Federalist Society for Law and Public Policy (from 2010 to 2022 and 2000 to 2002). In addition, since 2019, she has been a member of the Board of Directors of the Baltic-American Freedom Foundation, which seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the United States. Ms. Medero received a B.A. degree from St. Lawrence University in 1975 and a J.D. degree from George Washington University Law School in 1978.

Albin F. Moschner

Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995. Mr. Moschner was formerly Chairman (2019) and a member of the Board of Directors (2012-2019) of USA Technologies, Inc. and, from 1996 until 2016, he was a member of the Board of Directors of Wintrust Financial Corporation. In addition, he is emeritus (since 2018) of the Advisory Boards of the Kellogg School of Management (1995-2018) and the Archdiocese of Chicago Financial Council (2012-2018). Mr. Moschner received a Bachelor of Engineering degree in Electrical Engineering from The City College of New York in 1974 and a Master of Science degree in Electrical Engineering from Syracuse University in 1979.

John K. Nelson

Mr. Nelson formerly served on the Board of Directors of Core12, LLC from 2008 to 2023 a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank’s Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and during his tenure with ABN AMRO served as the bank’s representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014). At Fordham University, he served as a director of The President’s Council (2010-2019) and previously served as a director of The Curran Center for Catholic American Studies (2009-2018). He served as a trustee and Chairman of The Board of Trustees of Marian University (2011-2013). Mr. Nelson is a graduate of Fordham University, holding a BA in Economics and an MBA in Finance.

Loren M. Starr

Mr. Starr was Vice Chair, Senior Managing Director from 2020 to 2021, and Chief Financial Officer, Senior Managing Director from 2005 to 2020, for Invesco Ltd. Mr. Starr is also a Director and Chair of the Board for AMG. He is former Chair and member of the Board of Directors, Georgia Leadership Institute for School Improvement (GLISI); former Chair and member of the Board of Trustees, Georgia Council on Economic Education (GCEE). Mr. Starr previously served on the Board of Trustees for the College Retirement Equities Fund and on the Management Committee for TIAA Separate Account VA-1 (2022-2023). Mr. Starr received a B.A. and a B.S. from Columbia College, an M.B.A. from Columbia Business School, and an M.S. from Carnegie Mellon University.

Matthew Thornton III

Mr. Thornton has over 40 years of broad leadership and operating experience from his career with FedEx Corporation (“FedEx”), which, through its portfolio of companies, provides transportation, e-commerce and business services. In November 2019, Mr. Thornton retired as Executive Vice President and Chief Operating Officer of FedEx Freight Corporation (FedEx Freight), a subsidiary of FedEx, where, from May 2018 until his retirement, he had been responsible for day-to-day operations, strategic guidance, modernization of freight operations and delivering innovative customer solutions. From September 2006 to May 2018, Mr. Thornton served as Senior Vice President, U.S. Operations at Federal Express Corporation (FedEx Express), a subsidiary of FedEx. Prior to September 2006, Mr. Thornton held a range of positions of increasing responsibility with FedEx, including various management positions. In addition, Mr. Thornton currently (since 2014) serves on the Board of Directors of The Sherwin-Williams Company, where he is a member of the Audit Committee and the Nominating and Corporate Governance Committee, and the Board of Directors of Crown Castle International (since 2020), where he is a member of the Strategy Committee and the Compensation Committee. Formerly (2012-2018), he was a member of the Board of Directors of Safe Kids Worldwide®, a non-profit organization dedicated to the prevention of childhood injuries. Mr. Thornton is a member (since 2014) of the Executive Leadership Council (ELC), the nation’s premier organization of global black senior executives. He is also a member of the National Association of Corporate Directors (NACD). Mr. Thornton has been recognized by Black Enterprise on its 2017 list of the Most Powerful Executives in Corporate America and by Ebony on its 2016 Power 100 list of the world’s most influential and inspiring African Americans. Mr. Thornton received a B.B.A. degree from the University of Memphis in 1980 and an M.B.A. from the University of Tennessee in 2001.

Terence J. Toth

Mr. Toth was a Co-Founding Partner of Promus Capital (2008-2017). From 2012 to 2021, he was a Director of Quality Control Corporation, from 2008 to 2013, he was a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust

Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He formerly served as Chair of the Board of the Kehrein Center for the Arts (2021-2024) and is on the Board of Catalyst Schools of Chicago since 2008. He is on the Mather Foundation Board since 2012 and was Chair of its Investment Committee from 2017 to 2022 and previously served as a Director of LogicMark LLC (2012-2016) and of Fulcrum IT Service LLC (2010-2019). Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Margaret L. Wolff

Ms. Wolff retired from Skadden, Arps, Slate, Meagher & Flom LLP in 2014 after more than 30 years of providing client service in the Mergers & Acquisitions Group. During her legal career, Ms. Wolff devoted significant time to advising boards and senior management on U.S. and international corporate, securities, regulatory and strategic matters, including governance, shareholder, fiduciary, operational and management issues. Ms. Wolff has been a trustee of New York-Presbyterian Hospital since 2005 and, since 2004, she has served as a trustee of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults) where she formerly served as Chair from 2015 to 2022. From 2013 to 2017, she was a board member of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each of which is a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.). From 2005 to 2015, she was a trustee of Mt. Holyoke College and served as Vice Chair of the Board from 2011 to 2015. Ms. Wolff received her Bachelor of Arts from Mt. Holyoke College and her Juris Doctor from Case Western Reserve University School of Law.

Robert L. Young

Mr. Young, the Nuveen Funds’ Independent Chair has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses, and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice. Mr. Young holds a Bachelor of Business Administration degree in Accounting from the University of Dayton and, from 2008 to 2011, he served on the Investment Committee of its Board of Trustees.

Board Member Terms. For each Fund, shareholders will be asked to elect Board Members as each Board Member’s term expires, and such Board Members shall be elected for a term expiring at the time of the third succeeding annual meeting of shareholders subsequent to their election or thereafter, in each case when their respective successors are duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board.

The Officers

The following table sets forth information with respect to each officer of the Funds. Officers receive no compensation from the Funds.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)
David J. Lamb 333 West Wacker Drive Chicago, IL 60606 1963	Chief Administrative Officer (Principal Executive Officer)	Term: Indefinite Length of Service: Since 2015	Senior Managing Director of Nuveen Fund Advisors, LLC; Senior Managing Director of Nuveen Securities, LLC; Senior Managing Director of Nuveen; has previously held various positions with Nuveen.
Brett E. Black 333 West Wacker Drive Chicago, IL 60606 1972	Vice President and Chief Compliance Officer	Term: Indefinite Length of Service: Since 2022	Managing Director, Chief Compliance Officer of Nuveen; formerly, Vice President (2014-2022), Chief Compliance Officer and Anti-Money Laundering Compliance Officer (2017-2022) of BMO Funds, Inc.
Mark J. Czarniecki 901 Marquette Avenue Minneapolis, MN 55402 1979	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2013

Managing Director and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Managing Director and Associate General Counsel of Nuveen; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC; has held various positions with Nuveen since 2013; Managing Director, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC.

Marc Cardella 8500 Andrew Carnegie Blvd Charlotte, NC 28262 1984	Vice President and Controller (Principal Financial Officer)	Term: Indefinite Length of Service: Since 2024

Senior Managing Director, Head of Public Investment Finance of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC, Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC, Managing Director of Teachers Insurance and Annuity Association of America and TIAA SMA Strategies LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer of TIAA Separate Account VA-1 and the College Retirement Equities Fund.

Joseph T. Castro 333 West Wacker Drive Chicago, IL 60606 1964	Vice President	Term: Indefinite Length of Service: Since 2025

Executive Vice President, Chief Risk and Compliance Officer, formerly, Senior Managing Director and Head of Compliance, Nuveen; Senior Managing Director, Nuveen Fund Advisors, LLC, Nuveen Securities, LLC and Nuveen, LLC.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)
Jeremy D. Franklin 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1983	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2024

Managing Director and Assistant Secretary, Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary, Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Vice President and Associate General Counsel, Teachers Insurance and Annuity Association of America; Vice President and Assistant Secretary, TIAA-CREF Funds and TIAA-CREF Life Funds; Vice President, Associate General Counsel, and Assistant Secretary, TIAA Separate Account VA-1 and College Retirement Equities Fund; has previously held various positions with TIAA.

Diana R. Gonzalez 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1978	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2017

Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Vice President and Associate General Counsel of Nuveen.

Nathaniel T. Jones 333 West Wacker Drive Chicago, IL 60606 1979	Vice President	Term: Indefinite Length of Service: Since 2016

Senior Managing Director, Head of Public Product of Nuveen; President, formerly, Senior Managing Director, of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst

Brian H. Lawrence 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1982	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2023

Vice President and Associate General Counsel of Nuveen; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; formerly Corporate Counsel of Franklin Templeton (2018-2022).

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 1961	Vice President	Term: Indefinite Length of Service: Since 2002	Managing Director of Nuveen Securities, LLC
Brian J. Lockhart 333 West Wacker Drive Chicago, IL 60606 1974	Vice President	Term: Indefinite Length of Service: Since 2019

Senior Managing Director and Head of Investment Oversight of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst and Certified Financial Risk Manager.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)
John M. McCann 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1975	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2022

Senior Managing Director, Division General Counsel of Nuveen; Senior Managing Director, General Counsel and Secretary of Nuveen Fund Advisors, LLC; Senior Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director and Assistant Secretary of TIAA SMA Strategies LLC; Managing Director, Associate General Counsel and Assistant Secretary of College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-CREF Funds, TIAA-CREF Life Funds, Teachers Insurance and Annuity Association of America and Nuveen Alternative Advisors LLC; has previously held various positions with Nuveen/TIAA.

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 1966	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2007

Executive Vice President, Secretary and General Counsel of Nuveen Investments, Inc.; Executive Vice President and Assistant Secretary of Nuveen Securities, LLC; and Nuveen Fund Advisors, LLC; Executive Vice President and Secretary of Nuveen Asset Management, LLC; Teacher Advisors, LLC, TIAA-CREF Investment Management LLC and Nuveen Alternative Investments, LLC; Executive Vice President, Associate General Counsel and Assistant Secretary of TIAA-CREF Funds and TIAA-CREF Life Funds; has previously held various positions with Nuveen/TIAA; Vice President and Secretary of Winslow Capital Management, LLC; formerly, Vice President (2007-2021) and Secretary (2016-2021) of NWQ Investment Management Company, LLC and Santa Barbara Asset Management, LLC.

R. Tanner Page 333 West Wacker Drive Chicago, IL 60606 1985	Vice President and Treasurer	Term: Indefinite Length of Service: Since 2025	Managing Director, formerly, Vice President of Nuveen; has previously held various positions with Nuveen.
William A. Siffermann 333 West Wacker Drive Chicago, IL 60606 1975	Vice President	Term: Indefinite Length of Service: Since 2017	Senior Managing Director of Nuveen.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)
Mark L. Winget 333 West Wacker Drive Chicago, IL 60606 1968	Vice President and Secretary	Term: Indefinite Length of Service: Since 2008

Vice President and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC and Nuveen Asset Management, LLC; Vice President and Associate General Counsel of Nuveen.

Rachael Zufall 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1973	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2022

Managing Director and Assistant Secretary of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of the College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds; Managing Director, Associate General Counsel and Assistant Secretary of Teacher Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director of Nuveen, LLC and of TIAA

(1)Length of Time Served indicates the year the individual became an officer of a fund in the Nuveen fund complex.

Audit Committee Report

The Audit Committee of each Board is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements, of each Fund, (2) the quality and integrity of each Fund’s financial statements and (3) the independent registered public accounting firm’s qualifications, performance and independence. In its oversight capacity, the Audit Committee reviews each Fund’s annual financial statements with both management and the independent registered public accounting firm and the Audit Committee meets periodically with the independent registered public accounting firm and internal auditors to consider their evaluation of each Fund’s financial and internal controls. The Audit Committee also selects, retains, evaluates and may replace each Fund’s independent registered public accounting firm. The Audit Committee is currently composed of seven Independent Board Members and operates under a written charter adopted and approved by each Board. Each Audit Committee member meets the independence and experience requirements, as applicable, of the NYSE, NASDAQ, Section 10A of the 1934 Act and the rules and regulations of the SEC.

The Audit Committee, in discharging its duties, has met with and held discussions with management and each Fund’s independent registered public accounting firm. The Audit Committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that each Fund’s financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 114 (The Auditor’s Communication With Those Charged With Governance), which supersedes SAS No. 61 (Communication with Audit Committees). Each Fund’s independent registered public accounting firm provided to the Audit Committee the written disclosure required by Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committees Concerning Independence), and the Audit Committee discussed with representatives of the independent registered public accounting firm their firm’s independence. As provided in the Audit Committee Charter, it is not the Audit Committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the Audit Committee’s review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee has recommended that the audited financial statements be included in each Fund’s Annual Report.

The current members of the Audit Committee are:

Joseph A. Boateng

Amy Lancellotta

John K. Nelson, Chair

Loren M. Starr

Matthew Thornton III

Margaret L. Wolff

Robert L. Young

Audit and Related Fees

The following tables provide the aggregate fees billed during each Fund’s last two fiscal years by each Fund’s independent registered public accounting firm for engagements directly related to the operations and financial reporting of each Fund including those relating (i) to each Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund (“Adviser Entities”).

	Audit Fees(1)		Audit Related Fees(2)				Tax Fees(3)				All Other Fees(4)
	Fund		Fund		Adviser and Adviser Entities		Fund		Adviser and Adviser Entities		Fund		Adviser and Adviser Entities
	Fiscal Year Ended 2024	Fiscal Year Ended 2023	Fiscal Year Ended 2024	Fiscal Year Ended 2023	Fiscal Year Ended 2024	Fiscal Year Ended 2023	Fiscal Year Ended 2024	Fiscal Year Ended 2023	Fiscal Year Ended 2024	Fiscal Year Ended 2023	Fiscal Year Ended 2024	Fiscal Year Ended 2023	Fiscal Year Ended 2024	Fiscal Year Ended 2023
Dow Dynamic Overwrite	$39,166	$42,740	$0	$0	$0	$0	$0	$996	$0	$0	$0	$0	$0	$0
S&P Buy-Write	$34,231	$37,255	$0	$0	$0	$0	$0	$496	$0	$0	$0	$0	$0	$0
Acquiring Fund	$34,231	$37,255	$0	$0	$0	$0	$9	$1,006	$0	$0	$0	$0	$0	$0

(1)“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees.” These fees include offerings related to the Fund’s common shares and leverage.

(3)“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

(4)“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit-Related Fees” and “Tax Fees.” These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Adviser and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Adviser and Adviser Entities (All Other Engagements)		Total
	Fiscal Year Ended 2024	Fiscal Year Ended 2023	Fiscal Year Ended 2024	Fiscal Year Ended 2023	Fiscal Year Ended 2024	Fiscal Year Ended 2023	Fiscal Year Ended 2024	Fiscal Year Ended 2023

Dow Dynamic Overwrite	$0	$996	$0	$0	$0	$0	$0	$996
S&P Buy-Write	$0	$496	$0	$0	$0	$0	$0	$496
Acquiring Fund	$9	$1,006	$0	$0	$0	$0	$9	$1,006

Audit Committee Pre-Approval Policies and Procedures

Generally, the Audit Committee must approve each Fund’s independent registered public accounting firm’s engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for each Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chair for his or her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

The Audit Committee has approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to each Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund). None of the services rendered by the independent registered public accounting firm to each Fund or the Adviser or Adviser Entities were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(C) or Rule 2-01(c)(7)(ii) of Regulation S-X.

Appointment of the Independent Registered Public Accounting Firm

The Board of each Fund has appointed PricewaterhouseCoopers LLP (“PwC”) as independent registered public accounting firm to audit the books and records of the Fund for its current fiscal year. A representative of PwC will be present at the Annual Meetings to make a statement, if such representative so desires, and to respond to shareholders’ questions. PwC has informed each Fund that it has no direct or indirect material financial interest in the Funds, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws

General

The by-laws of the Acquiring Fund provide that by becoming a shareholder of the Fund, each shareholder shall be deemed to have agreed to be bound by the terms of the Declaration of Trust and by-laws. However, neither the Declaration of Trust nor the by-laws purport to require the waiver of a shareholder’s rights under the federal securities laws.

Shareholder and Trustee Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquiring Fund. However, the Acquiring Fund’s declaration of trust contains an express disclaimer of shareholder liability for debts or obligations of the Acquiring Fund and requires that notice of such limited liability be given in each obligation, contract or instrument made or issued by the Acquiring Fund or the trustees. The Acquiring Fund’s declaration of trust further provides for indemnification out of the assets and property of the Acquiring Fund for all loss and expense of any shareholder held personally liable for the obligations of the Acquiring Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Acquiring Fund would be unable to meet its obligations. The Acquiring Fund believes that the likelihood of such circumstances is remote.

The Acquiring Fund’s declaration of trust provides that the obligations of the Acquiring Fund are not binding upon the Acquiring Fund’s trustees individually, but only upon the assets and property of the Acquiring Fund, and that the trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Acquiring Fund’s declaration of trust protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Anti-Takeover Provisions

The Acquiring Fund’s declaration of trust and by-laws include provisions that could limit the ability of other entities or persons to acquire control of the Acquiring Fund or to convert the Acquiring Fund to open-end status. Specifically, the Acquiring Fund’s declaration of trust requires a vote by holders of at least two-thirds of the outstanding common shares and preferred shares entitled to vote, voting as a single class, except as described below, to authorize (1) a conversion of the Acquiring Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Acquiring Fund with any corporation, association, trust or other organization or a reorganization of the Acquiring Fund or a series or class of the Acquiring Fund, (3) a sale, lease or transfer of all or substantially all of the Acquiring Fund’s assets (other than in the regular course of the Acquiring Fund’s investment activities), (4) in certain circumstances, a termination of the Acquiring Fund, or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Acquiring Fund’s declaration of trust or the Acquiring Fund’s by-laws, in which case the affirmative vote of the holders of at least a majority of the Acquiring Fund’s outstanding common shares and preferred shares entitled to vote, voting as a single class, is required; provided, however, that, where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. However, approval of shareholders is not required for any transaction, whether deemed a merger, consolidation, reorganization or otherwise, whereby the Acquiring Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) of any other investment company or similar entity. In the case of the conversion of the Acquiring Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization (as that term is used in the 1940 Act) which adversely affects the holders of preferred shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of any Acquiring Fund preferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Acquiring Fund’s declaration of trust or the Acquiring Fund’s by-laws, the affirmative vote of the holders of at least a majority of any Acquiring Fund preferred shares outstanding at the time, voting as a separate class. None of the foregoing voting provisions may be amended or repealed except by the vote of at least two-thirds of the common shares and preferred shares (if any) entitled to vote, voting as a single class. The votes required to approve the conversion of the Acquiring Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of any preferred shares are higher than those required by the 1940 Act. The Acquiring Fund’s Board believes that the provisions of the Acquiring Fund’s declaration of trust relating to such higher votes are in the best interests of the Acquiring Fund.

In addition, the Acquiring Fund’s by-laws require the Board be divided into three classes with staggered terms. This provision of the by-laws could delay for up to two years the replacement of a majority of the Board.

The provisions of the Acquiring Fund’s declaration of trust and by-laws described above could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares by discouraging a third party from seeking to obtain control of the Acquiring Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. However, they provide the advantage of potentially requiring persons seeking control of the Acquiring Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Acquiring Fund’s investment objective and policies. The Acquiring Fund’s Board has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Acquiring Fund.

The Acquiring Fund’s declaration of trust provides that shareholders will have no right to acquire, purchase or subscribe for any shares or securities of the Acquiring Fund, other than such right, if any, as the Acquiring Fund’s Board in its discretion may determine.

Procedural Requirements on Derivative Actions, Exclusive Jurisdiction and Jury Trial Waiver

The by-laws of the Acquiring Fund contain certain provisions affecting potential shareholder claims against the Fund, including procedural requirements for derivative actions, an exclusive forum provision, and the waiver of shareholder rights to a jury trial. Massachusetts is considered a “universal demand” state, meaning that under Massachusetts corporate law a shareholder must make a demand on the company before bringing a derivative action (i.e., a lawsuit brought by a shareholder on behalf of the company). The by-laws of the Acquiring Fund provide detailed procedures for the bringing of derivative actions by shareholders (the “Demand By-Law”) which are modeled on the substantive provisions of the Massachusetts corporate law derivative demand statute. The Demand By-Law is intended to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Acquiring Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Among other things, the Demand By-Law:

•provides that before bringing a derivative action, a shareholder must make a written demand to the Acquiring Fund;

•establishes a 90 day review period, subject to extension in certain circumstances, for the Board to evaluate the shareholder’s demand;

•establishes a mechanism for the Board to submit the question of whether to maintain a derivative action to a vote of shareholders;

•provides that if the Acquiring Fund does not notify the requesting shareholder of the rejection of the demand within the applicable review period, the shareholder may commence a derivative action;

•establishes bases upon which a trustee will not be considered to be not independent for purposes of evaluating a derivative demand; and

•provides that if the trustees who are independent for purposes of considering a shareholder demand determine in good faith within the applicable review period that the maintenance of a derivative action is not in the best interest of the Acquiring Fund, the shareholder shall not be permitted to maintain a derivative action unless he or she first sustains the burden of proof to the court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund.

The Demand By-Law may be more restrictive than procedures for bringing derivative suits applicable to other investment companies.

The by-laws also require that actions by shareholders against the Acquiring Fund, except for actions under the U.S. federal securities laws, be brought only in a certain federal court in Massachusetts, or if not permitted to be brought in federal court, then in the Business Litigation Session of the Massachusetts Superior Court in Suffolk County (the “Exclusive Jurisdictions”), and that the right to jury trial be waived to the fullest extent permitted by law. Other investment companies may not be subject to similar restrictions. The designation of Exclusive Jurisdictions may make it more expensive for a shareholder to bring a suit than if the shareholder were permitted to select another jurisdiction. Also, the designation of Exclusive Jurisdictions and the waiver of jury trials limit a shareholder’s ability to litigate a claim in the jurisdiction and in a manner that may be more favorable to the shareholder. It is possible that a court may choose not to enforce these provisions of the Acquiring Fund’s by-laws.

Reference should be made to the Acquiring Fund’s declaration of trust and by-laws on file with the SEC for the full text of these provisions.

Repurchase of Common Shares; Conversion to Open-End Fund

The Acquiring Fund is a closed-end management investment company, and as such its shareholders do not have the right to cause the Acquiring Fund to redeem their common shares. Instead, the common shares of the Acquiring Fund trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because common shares of closed-end management investment companies may frequently trade at prices lower than net asset value, the Acquiring Fund’s Board has determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Acquiring Fund to an open-end investment company. There is no assurance that the Acquiring Fund’s Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

If the Acquiring Fund converted to an open-end investment company its common shares would no longer be listed on an exchange. In contrast to a closed-end management investment company, shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. See “—Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws” above for a discussion of the voting requirements applicable to the conversion of the Acquiring Fund to an open-end management investment company.

Before deciding whether to take any action if the common shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Acquiring Fund’s portfolio, the impact of any action that might be taken on the Acquiring Fund or its shareholders and market considerations. Based on these considerations, even if the Acquiring Fund’s common shares should trade at a discount, the Board may determine that, in the interest of the Acquiring Fund, no action should be taken. See the Merger SAI under “Repurchase of Common Shares; Conversion to Open-End Fund” for a further discussion of possible action to reduce or eliminate such discount to net asset value.

Custodian, Transfer Agent, Dividend Disbursing Agent and Redemption and Paying Agent

The custodian of the assets of each Fund is State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services. Each Fund’s transfer, shareholder services and dividend disbursing agent is Computershare Inc. and Computershare Trust Company, N.A., 150 Royall Street, Canton, Massachusetts 02021.

U.S. Federal Income Tax Matters Associated with Investment in the Acquiring Fund

The following is a general summary of certain U.S. federal income tax consequences that may be relevant to a U.S. shareholder that acquires, holds and/or disposes of shares of the Acquiring Fund. This discussion only addresses U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, shareholders with large positions in the Acquiring Fund, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign holders, persons who hold their Acquiring Fund shares as or in a hedge against currency risk, a constructive sale, conversion transaction or other integrated transaction, holders who are subject to the U.S. federal alternative minimum tax, investors with “applicable financial statements” within the meaning of section 451(b) of the Code, or tax-exempt or tax-advantaged plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this Joint Proxy Statement/Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the IRS retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Acquiring Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Please see the Merger SAI for additional information. Shareholders and prospective investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Acquiring Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

For purposes of this summary, a “U.S. shareholder” is a beneficial owner of shares of the Acquiring Fund that is, for federal income tax purposes, (i) an individual who is a citizen or resident of the United States, (ii) a corporation created or organized in or under the laws of the United States, any state thereof or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income tax regardless of its source or (iv) a trust (x) with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more United States persons (as defined under the Code) have the authority to control all of its substantial decisions or (y) that has in effect a valid election under applicable U.S. Treasury regulations to be treated as a United States person (as such term is defined under the Code).

The Acquiring Fund has elected to be treated, and intends to qualify each taxable year (including the taxable year in which the Mergers occur) as a regulated investment company (“RIC”) under Subchapter M of the Code. In order to qualify as a RIC, the Acquiring Fund must satisfy certain requirements regarding the sources of its income, the diversification of its assets, and the distribution of its income. The requirements for qualification as a RIC may limit the extent to which the Acquiring Fund may make certain investments. As a RIC, the Acquiring Fund is not expected to be subject to U.S. federal income tax on the income and gains it timely distributes to its U.S. shareholders.

The Acquiring Fund invests primarily in equity securities. The Acquiring Fund may distribute to its shareholders amounts that are treated as long-term capital gain or ordinary income (which may include short-term capital gains). These distributions may be subject to federal, state and local taxation, depending on a shareholder’s situation. If so, they are taxable whether or not such distributions are reinvested. Net capital gain distributions (the excess of net long-term capital gain over net short-term capital loss) are generally taxable at rates applicable to long-term capital gains regardless of how long a shareholder has held its shares. Long-term capital gains are currently taxable to non-corporate U.S. shareholders at a maximum U.S. federal income tax rate of 20%. In addition, certain U.S. shareholders that are individuals, estates and trusts are subject to a 3.8% Medicare tax on net investment income, including net capital gains and other taxable dividends. Corporate U.S.

shareholders are taxed on capital gain at the same rate applicable to ordinary income, which is currently 21%. The Acquiring Fund expects that a portion of its distributions to shareholders from its investments may qualify for the dividends-received deduction available to corporate U.S. shareholders and as “qualified dividend income” to non-corporate U.S. shareholders; provided certain holding period and other requirements are satisfied by both the Acquiring Fund and the U.S. shareholder. Qualified dividend income will be taxable to non-corporate U.S. shareholders at the applicable long-term capital gain rates for U.S. federal income tax purposes. Distributions in excess of the Acquiring Fund’s current and accumulated earnings and profits will be treated as a return of capital for U.S. federal income tax purposes and, to the extent of (and in reduction of) the shareholder’s basis in its Acquiring Fund shares, will generally not be taxable to the shareholder. To the extent such distributions exceed the shareholder’s basis in its Acquiring Fund shares, the amount in excess of that basis will be treated as gain from the sale of such shares and will be treated as capital gain (assuming the Acquiring Fund shares are held as a capital asset).

In order for some portion of the dividends received by a U.S. shareholder of the Acquiring Fund to be qualified dividend income, the Acquiring Fund must meet certain holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the U.S. shareholder must meet the same holding period and other requirements with respect to the U.S. shareholder’s Acquiring Fund shares. A dividend will not be treated as qualified dividend income (at either the Acquiring Fund or U.S. shareholder level) (i) if the dividend is received with respect to any share of stock held (or treated as held) for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning on the date which is 90 days before the date on which the stock becomes ex-dividend with respect to such dividend), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company or surrogate foreign corporation that is not treated as a domestic corporation.

In general, distributions of net investment income received by corporate U.S. shareholders of the Acquiring Fund will qualify for the 50% dividends-received deduction generally available to U.S. corporations to the extent of the amount of eligible dividends received by the Acquiring Fund from domestic corporations for the taxable year. A dividend received by the Acquiring Fund will not be treated as a qualifying dividend (i) if it has been received with respect to any share of stock that the Acquiring Fund has held (or is treated as holding) for less than 46 days (or 91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (or during the 181-day period beginning 90 days before the date on which such share becomes ex-dividend with respect to such dividend in the case of certain preferred stock) or (ii) to the extent that the Acquiring Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may be disallowed or reduced (i) if a corporate U.S. shareholder fails to satisfy the foregoing requirements with respect to its shares of the Acquiring Fund or (ii) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). For purposes of determining the holding period for stock on which a dividend is received, such holding period is reduced for any period the recipient has an option to sell, is under a contractual obligation to sell or has made (and not closed) a short sale of substantially identical stock or securities, and in certain other circumstances.

The straddle rules discussed below could cause distributions that would otherwise qualify for the dividends-received deduction or constitute qualified dividend income to fail to satisfy the applicable holding period requirements.

As a RIC, the Acquiring Fund will not be subject to U.S. federal income tax in any taxable year provided that it meets certain distribution requirements. The Acquiring Fund may retain for investment some (or all) of its net capital gain. If the Acquiring Fund retains any net capital gain or investment company taxable income, it will be subject to tax at the regular corporate rate on the amount retained. If the Acquiring Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be entitled to credit their proportionate shares of the U.S. federal income tax paid by the Acquiring Fund on such undistributed amount against their U.S. federal income tax liabilities, if any; and (iii) may claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the basis of shares owned by a shareholder of the Acquiring Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

Dividends declared by the Acquiring Fund in October, November or December to shareholders of record during one of those months and paid during the following January will be treated for U.S. federal income tax purposes as having been paid by the Acquiring Fund and received by shareholders on December 31 of the year the dividends were declared.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a non-deductible 4% federal excise tax at the Acquiring Fund level. To prevent imposition of the excise tax, the Acquiring Fund must distribute, or be deemed to have distributed, during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (iii) any ordinary taxable income and capital gains for previous years that were not distributed during those years and on which the Acquiring Fund paid no U.S. federal income tax. To prevent application of the excise tax, the Acquiring Fund intends to make distributions in accordance with the calendar year distribution requirement.

Each shareholder will receive an annual statement summarizing the shareholder’s distributions.

The Acquiring Fund’s investments may be subject to special and complex provisions of the Code that may, among other things, (i) convert distributions that would otherwise constitute qualified dividend income into ordinary income taxed at the higher rates applicable to ordinary income, (ii) treat distributions that would otherwise be eligible for the corporate dividends-received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert lower taxed long-term capital gains into higher taxed short-term capital gains or ordinary income, (v) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (vi) cause the Acquiring Fund to recognize income or gain without a corresponding receipt of cash, (vii) adversely alter the characterization of certain Acquiring Fund investments or distributions and/or (viii) affect the Acquiring Fund’s ability to qualify as a RIC.

Some of the Acquiring Fund’s index call options may be considered “section 1256 contracts” and therefore may be subject to special tax rules. Code section 1256 generally will require any gain or loss arising from the lapse, closing out or exercise of such positions to be treated as 60% long-term and 40% short-term capital gain or loss, regardless of the period of time such position was actually held by the Acquiring Fund. In addition, the Acquiring Fund generally will be required to “mark to market” (i.e., treat as sold for fair market value) each outstanding index option position that is a section 1256 contract at the close of each taxable year (and on October 31 of each year for excise tax purposes). If a “section 1256 contract” held by the Acquiring Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the “mark to market” rules. In addition to most index call options, “section 1256 contracts” under the Code include certain other options contracts, certain regulated futures contracts, and certain other financial contracts.

The Acquiring Fund’s index call options that do not qualify as section 1256 contracts under the Code generally will be governed by Code section 1234. Pursuant to Code section 1234, if a written option expires unexercised, the premium received is short-term capital gain to the Acquiring Fund. If the Acquiring Fund enters into a closing transaction, the difference between the premium received for writing the option, and the amount paid to close out its position generally is short-term capital gain or loss.

Offsetting positions held by the Acquiring Fund involving certain derivative instruments, such as options, forward, and futures, as well as its long and short positions in portfolio securities, may be considered, for U.S. federal income tax purposes, to constitute “straddles.” Straddles are defined to include “offsetting positions” in actively traded personal property. For instance, a straddle can arise if the Acquiring Fund writes a certain covered call option on a stock (i.e., a call on a stock owned by the Acquiring Fund), or writes a call option on a stock index to the extent the Acquiring Fund’s stock holdings (and any subset thereof) and the index on which it has written a call overlap sufficiently to constitute a straddle under applicable Treasury Regulations. The tax treatment of “straddles” is governed by section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of section 1256 described above. If the Acquiring Fund is treated as entering into a “straddle” and at least one (but not all) of the Acquiring Fund’s positions in derivative contracts comprising a part of such straddle is a section 1256 contract, described above, then such straddle could be characterized as a “mixed straddle.” The Acquiring Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to the Acquiring Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Acquiring Fund, losses realized by the Acquiring Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle can cause the holding periods to be tolled on the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the applicable holding period requirements described above and therefore be taxed as ordinary income or fail to qualify for the dividends received deduction, as the case may be. Furthermore, the Acquiring Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The application of the straddle rules to certain offsetting Acquiring Fund positions can therefore affect the amount, timing and/or character of distributions to shareholders, and may result in significant differences from the amount, timing and/or character of distributions that would have been made by the Acquiring Fund if it had not entered into offsetting positions in respect of certain of its portfolio securities.

If the Acquiring Fund enters into a “constructive sale” of any appreciated financial position in its portfolio, the Acquiring Fund will be treated as if it had sold such position for fair market value and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when the Acquiring Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including, but not limited to: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon the Acquiring Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon the Acquiring Fund’s holding period in the position beginning with the date the constructive sale was deemed to have occurred and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Acquiring Fund’s taxable year and the Acquiring Fund holds the appreciated financial position unhedged throughout the 60-day period beginning on the day such transaction was closed.

The redemption, sale or exchange of shares of the Acquiring Fund normally will result in capital gain or loss to shareholders who hold their shares as capital assets. Generally, a U.S. shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. Present U.S. federal income tax law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. For non-corporate U.S. shareholders, however, long-term capital gains are currently taxed at a maximum U.S. federal income tax rate of 20%, while short-term capital gains and other ordinary income are currently taxed at ordinary income rates. An additional 3.8% Medicare tax may also apply to certain U.S. shareholders that are individuals, estates or trusts on such U.S. shareholders’ capital gain from the sale or other disposition of their shares. Any loss realized by a U.S. shareholder upon the sale or disposition of shares that have been held for six months or less will be treated as a long-term capital loss to the extent of any net capital gain distributions received (and undistributed net capital gain designated by the Acquiring Fund that is deemed to be received) by the U.S. shareholder on such shares. Any loss realized on a sale or exchange of shares of the Acquiring Fund will be disallowed to the extent those shares of the Acquiring Fund are replaced by other substantially identical shares of the Acquiring Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitations.

The Acquiring Fund may be required to withhold U.S. federal income tax at a flat rate of 24% from all distributions and redemption proceeds payable to a shareholder if the shareholder fails to provide the Acquiring Fund with his, her or its correct taxpayer identification number or to make required certifications, or if the shareholder has been notified by the IRS (or the IRS notifies the Acquiring Fund) that he, she or it is subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

The Foreign Account Tax Compliance Act (“FATCA”) generally requires the Acquiring Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Acquiring Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Acquiring Fund dividends and distributions and redemption proceeds. The Acquiring Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Investors are urged to consult their own tax advisers regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Pursuant to recently proposed regulations, the Treasury Department has indicated its intent to eliminate the requirements under FATCA of withholding on gross proceeds from the sale, exchange, maturity or other disposition of relevant financial instruments. The Treasury Department has indicated that taxpayers may rely on these proposed regulations pending their finalization.

Net Asset Value

The Acquiring Fund’s NAV per common share is determined as of the close of regular session trading (normally 4:00 p.m., Eastern time) on each day the NYSE is open for business. NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of common shares outstanding. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Exchange-traded equity securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Exchange-traded equity securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at closing mid or bid prices. Securities reported on NYSE are valued at the NYSE Official Closing Price. Exchange-listed option contracts are valued using the prices reported on the exchanges where such instruments are primarily traded as of 4:00 p.m. Eastern time. Investors should note that the listed options markets generally close at 4:15 p.m. Eastern time. Changes in the value of the Acquiring Fund’s options portfolio after 4:00 p.m. generally would not be reflected in that day’s NAV. Exchange-traded futures contracts and options on futures contracts are generally valued at the final settlement price or official closing price on the exchange such futures contracts and options on futures contracts are primarily traded. OTC derivatives, including OTC options, are valued based on prices from a third party evaluation service. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

The Acquiring Fund’s securities are valued in accordance with procedures approved by the Board. Where a security is traded on more than one exchange, the security is generally valued at the price on the exchange considered to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies.

The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies.

If a price cannot be obtained from a pricing service or other pre-approved source, or if the Acquiring Fund’s valuation designee deems such price to be unreliable, or if a significant event occurs after the close of the local market but prior to the time at which the Acquiring Fund’s NAV is calculated, a portfolio instrument will be valued at its fair value as determined in good faith by the Acquiring Fund’s valuation designee. The Acquiring Fund’s valuation designee may determine that a price is unreliable in various circumstances. For example, a price may be deemed unreliable if it has not changed for an identified period of time, or has changed from the previous day’s price by more than a threshold amount, and recent transactions and/or broker dealer price quotations differ materially from the price in question.

The Board of Trustees has designated Nuveen Fund Advisors as the Acquiring Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to Nuveen Fund Advisors the day-to-day responsibility of making fair value determinations. All fair value determinations made by Nuveen Fund Advisors are subject to review by the Board of Trustees. As a general principle, the fair value of a portfolio instrument is the amount that an owner might reasonably expect to receive upon the instrument’s current sale. A range of factors and analysis may be considered when determining fair value, including relevant market data, interest rates, credit considerations and/or issuer specific news. However, fair valuation involves subjective judgments, and it is possible that the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

Legal Opinions

Certain legal matters in connection with the issuance of common shares pursuant to the Agreement will be passed upon by Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts 02110.

Experts

The financial statements appearing in the Annual Reports of Dow Dynamic Overwrite, S&P Buy-Write and the Acquiring Fund as of and for the fiscal year ended December 31, 2024, including the financial highlights for the five fiscal years then ended, have been audited by PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm. Such financial statements are incorporated by reference herein in reliance upon such reports given on the authority of such firm as experts in accounting and auditing. PwC provides auditing services to the Acquiring Fund and the Target Funds. The principal business address of PwC is One North Wacker Drive, Chicago, Illinois 60606.

GENERAL INFORMATION

Outstanding Shares of the Acquiring Fund and the Target Funds

The following table sets forth the number of outstanding common shares and certain other share information as of October 6, 2025.

(1) Title of Class	(2) Shares Authorized	(3) Shares Held by Fund for Its Own Account	(4) Shares Outstanding Exclusive of Shares Shown under (3)
Dow Dynamic Overwrite
Common shares	Unlimited	—	36,366,913
S&P Buy-Write
Common shares	Unlimited	—	104,165,286
Acquiring Fund
Common shares	Unlimited	—	17,976,544

The common shares of Dow Dynamic Overwrite, S&P Buy-Write and the Acquiring Fund are listed and trade on the NYSE under the ticker symbols DIAX, BXMX and SPXX, respectively. Upon the closing of the Mergers, it is expected that the common shares of the Acquiring Fund will continue to be listed on the NYSE.

Shareholders of the Acquiring Fund and the Target Funds

As of December 17, 2025, the members of the Board and officers of each Fund as a group owned less than 1% of the total outstanding common shares of each Fund.

Information regarding shareholders or groups of shareholders who, to the knowledge of a Fund, beneficially own more than 5% of a class of shares of a Fund is provided below. Information in the table below regarding the number and percentage of shares owned is based on a review of Schedule 13D and 13G filings and amendments made on or before October 6, 2025. The estimated pro forma information presented is calculated assuming outstanding common shares as of October 6, 2025 for each Fund.

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned	Estimated Pro Forma Corresponding Class of Combined Fund
Dow Dynamic Overwrite—
Common Shares	First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	1,867,392	5.13%	1.19%

As of October 6, 2025, Neither S&P Buy-Write nor the Acquiring Fund is aware of any shareholders holding more than 5% of its common shares. No Fund is aware of any person who, as of October 6, 2025, “controls” (within the meaning of the 1940 Act) the Fund. Under the 1940 Act, a person who beneficially owns, directly or indirectly, more than 25% of the voting securities of a fund is presumed to control the fund.

Expenses of Proxy Solicitation

The Funds, and indirectly their common shareholders, will bear the costs of the Mergers, whether or not the Mergers are consummated. The allocation of the costs of the Mergers to the Funds is based on the expected benefits of the Mergers to Fund common shareholders following the Mergers, including operating expense savings and improvements in the secondary trading market for common shares.

The costs of the Mergers are estimated to be $2,480,000, but the actual costs may be higher or lower than that amount. These costs represent the estimated nonrecurring expenses of the Funds in carrying out their obligations under the Agreement and consist of management’s estimate of professional service fees, printing costs and mailing charges related to the proposed Mergers. Based on the expected benefits of the Mergers to each Fund, each of Dow Dynamic Overwrite, S&P Buy-Write and the Acquiring Fund is expected to be allocated $1,095,000, $1,375,000 and $10,000, respectively, of the estimated expenses in connection with the Mergers (0.18%, 0.09% and 0.00%, respectively, of Dow Dynamic Overwrite’s, S&P Buy-Write’s and the Acquiring Fund’s average net assets applicable to common shares for the six months ended June 30, 2025). If one or both Mergers is not consummated for any reason, including because the requisite shareholder approvals are not obtained, each of the Funds, and common shareholders of each of the Funds indirectly, will still bear the costs of the Mergers.

The Funds have engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated aggregate cost of $7,500 per Fund plus reasonable expenses, which is included in the foregoing estimate.

Shareholder Proposals

If Proposals No. 1 and No. 2 are approved and a Target Fund’s Merger is consummated, the Target Fund will cease to exist and will not hold its 2027 annual meeting of shareholders. If a Target Fund’s Merger is not approved or is not consummated, that Target Fund will hold its 2027 annual meeting of shareholders, expected to be held in April 2027.

To be considered for presentation at the 2027 annual meeting of shareholders of a Fund, a shareholder proposal submitted pursuant to Rule 14a-8 under the 1934 Act must have been received at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than [•]. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) under the 1934 Act of a proposal (including the nomination of an individual for election as a Board Member) submitted outside of the process of Rule 14a-8 must, pursuant to the applicable Fund’s by-laws, submit such written notice to the Fund no earlier than [•] and no later than [•]. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

Proposals may be presented by shareholders only if advance notice is duly submitted in accordance with applicable law and the applicable Fund’s governing documents, and the subject matter of such proposal is a matter upon which the proposing shareholder is entitled to vote. Each applicable Fund’s by-laws require shareholders submitting advance notices of proposals of business or nominations for election as Board Members to provide the applicable Fund with certain information and representations about the proponent shareholder and the nominees or business being proposed. A shareholder wishing to present a proposal of business or nomination is encouraged to carefully review the applicable Fund’s by-laws.

Copies of the declaration of trust and by-laws of each Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of William Siffermann, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the Fund or Funds that you own. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member it will be sent to the Independent Chair and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Fiscal Year

The fiscal year end for each Fund is December 31.

Shareholder Report Delivery

Shareholder reports will be made available to shareholders of record of each Fund following each Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to a Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 257-8787.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Annual Meeting to Be Held on January 29, 2026.

The Joint Proxy Statement/Prospectus is available at https://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information. For more information, shareholders may also contact the applicable Fund at the address and phone number set forth above.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

Other Matters

“Dow Jones Industrial Average”, “DJIA”, “Dow 30”, “Dow Industrials” and “The Dow” are service marks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by the Adviser.

Dow Dynamic Overwrite is not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the owners of Dow Dynamic Overwrite or any member of the public regarding the advisability of investing in securities generally or in Dow Dynamic Overwrite particularly. Dow Jones’ only relationship to the Adviser is the licensing of certain trademarks, trade names and service marks of Dow Jones and of the Dow Jones Industrial Average, which is determined, composed and calculated by Dow Jones without regard to Adviser or Dow Dynamic Overwrite. Dow Jones has no obligation to take the needs of the Adviser or the owners of Dow Dynamic Overwrite into consideration in determining, composing or calculating the Dow Jones Industrial Average. Dow Jones is not responsible for and has not participated in the determination of the timing of; prices at, or quantities of Dow Dynamic Overwrite to be issued or in the determination or calculation of the equation by which Dow Dynamic Overwrite’s shares are to be converted into cash. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of Dow Dynamic Overwrite’s shares.

DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES INDUSTRIAL AVERAGE OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF DOW DYNAMIC OVERWRITE, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES INDUSTRIAL AVERAGE OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES INDUSTRIAL AVERAGE OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY

LIABILITY FOR ANY LOST PROFITS OR INDIRECT. PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES AND DOW DYNAMIC OVERWRITE.

“Standard & Poor’s”, “S&P”, “Standard & Poor’s 500”, “S&P 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and each of the Acquiring Fund and S&P Buy-Write has the right to use such trademarks pursuant to a licensing agreement. The Acquiring Fund and S&P Buy-Write are not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Acquiring Fund or S&P Buy-Write.

The Acquiring Fund and S&P Buy-Write are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.(“S&P”). S&P makes no representation or warranty, express or implied, to the owners of the Acquiring Fund or S&P Buy-Write or any member of the public regarding the advisability of investing in securities generally or in the Acquiring Fund or S&P Buy-Write particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to the Acquiring Fund and S&P Buy-Write is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Acquiring Fund and S&P Buy-Write. S&P has no obligation to take the needs of the Acquiring Fund or S&P Buy-Write or the owners of the Acquiring Fund or S&P Buy-Write into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Acquiring Fund or S&P Buy-Write or the timing of the issuance or sale of the Acquiring Fund or S&P Buy-Write or in the determination or calculation of the equation by which the Acquiring Fund or S&P Buy-Write is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Acquiring Fund or S&P Buy-Write.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE ACQUIRING FUND OR S&P BUY-WRITE, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Other Information

Management of the Funds does not intend to present and does not have reason to believe that others will present any items of business at the Annual Meetings, except as described in this Joint Proxy Statement/Prospectus. However, if other matters are properly presented at the Annual Meetings for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

Upon at least five business days advance written notice to a Fund, a shareholder of the Fund is entitled to inspect and copy at the offices where they are maintained, a list of shareholders and their addresses entitled to be present and to vote at that Fund’s Annual Meeting, provided that the written notice describes with reasonable particularity the purpose of the demand, that the demand is made in good faith and for a proper purpose, and the records requested are directly connected to that purpose, and provided further that the Trustees shall not have determined in good faith that disclosure of the records sought would adversely affect the Fund in the conduct of its business or constitute material non-public information at the time when the shareholder’s notice of demand to inspect and copy is received by the Fund. The Fund may furnish the shareholder with copies of the shareholder list, including copies furnished through an electronic transmission. Shareholders interested in inspecting the list of shareholders for their respective Fund(s) should contact (800) 257-8787 for additional information. To email the Fund(s), please visit www.nuveen.com/contact-us.

In the absence of a quorum for a particular matter, business may proceed on any other matter or matters that may properly come before the Annual Meetings if there is present, in person (including virtually) or by proxy, a quorum of shareholders in respect of such other matters. The chairman of the Annual Meeting may, whether or not a quorum is present, adjourn the Annual Meeting with respect to one or more matters to be considered on behalf of a Fund without further notice to permit further solicitation of proxies.

By returning the enclosed form of proxy, you are authorizing the persons named on the proxy to vote in their discretion on any other matter that properly comes before the Annual Meeting.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients are generally required to request the instruction of such customers and clients on how to vote their shares on the proposals. A broker-dealer firm that is subject to the rules of the NYSE and that has not received instructions from a customer prior to the date specified in its request for voting instructions may not vote such customer’s shares on Proposal No. 1 or No. 2 described in this Joint Proxy Statement/Prospectus, but may vote such customer’s shares on Proposal No. 3 in such broker-dealer’s discretion. A signed proxy card or other authorization by a beneficial owner of shares of a Fund that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the proposal.

IF YOU CANNOT BE PRESENT AT THE ANNUAL MEETINGS, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Mark L. Winget
Vice President and Secretary
The Nuveen Closed-End Funds

APPENDIX A
FORM OF agreement and plan of MERGER

THIS AGREEMENT AND PLAN OF MERGER (the “Agreement”) is made as of this [•] day of [•], 2025, by and among Nuveen S&P 500 Dynamic Overwrite Fund (the “Acquiring Fund”), each of Nuveen Dow 30SM Dynamic Overwrite Fund (“Dow Dynamic Overwrite” or a “Target Fund”) and Nuveen S&P 500 Buy-Write Income Fund (“S&P Buy-Write” or a “Target Fund”), each a Massachusetts business trust, and NSDOF Merger Sub, LLC (the “Merger Sub”), a Massachusetts limited liability company and a direct, wholly-owned subsidiary of the Acquiring Fund. The Acquiring Fund and the Merger Sub may be referred to herein together as the “Acquiring Fund Parties.” The Acquiring Fund and each Target Fund may be referred to herein as a “Fund” and, collectively, as the “Funds.”

For each Merger (as defined below), this Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization of each Target Fund into the Acquiring Fund will consist of the merger of the Target Fund with and into the Merger Sub pursuant to which holders of the issued and outstanding common shares of beneficial interest of the Target Fund (“Target Fund Common Shares”) will receive newly issued common shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (the “Acquiring Fund Common Shares”) as provided herein, upon the terms and conditions set forth in this Agreement (each, a “Merger” and together, the “Mergers”).

WHEREAS, each Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and each Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Common Shares; and

WHEREAS, the Board of Trustees of the Acquiring Fund (the “Acquiring Fund Board”) has determined that each Merger is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Mergers, and the Board of Trustees of each Target Fund (each, a “Target Fund Board”) has determined that its Merger is in the best interests of such Target Fund and that the interests of the existing shareholders of such Target Fund (“Target Fund Shareholders”) will not be diluted as a result of its Merger.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

Article I

merger

1.1  MERGER. With respect to each Merger, subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, and in accordance with Section 2 of Chapter 182 of the Massachusetts General Laws (“M.G.L.”) and Section 59 of the M.G.L. Chapter 156C, at the Effective Time (as defined in Section 3.1), the Target Fund shall be merged with and into the Merger Sub, the separate existence of the Target Fund shall cease and the Merger Sub shall be the surviving company in the Merger (sometimes referred to herein as the “Surviving Company”) in accordance with such laws and shall continue as a wholly-owned subsidiary of the Acquiring Fund. The separate limited liability company existence of the Merger Sub shall continue unaffected and unimpaired by the Merger and, as the Surviving Company, it shall be governed by the laws of the Commonwealth of Massachusetts.

(a) With respect to each Merger, upon the terms and subject to the conditions of this Agreement, the parties to such Merger shall cause the filing, prior to the Effective Time, of a certificate of merger (a “Certificate of Merger”) with the Secretary of the Commonwealth of Massachusetts in accordance with the laws of the Commonwealth of Massachusetts.

(b) With respect to each Merger, at the Effective Time, as a result of the Merger and without any action on the part of the holder of any shares of the Target Fund:

(i) Each Target Fund Common Share issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the number of Acquiring Fund Common Shares provided for in Section 2.2 (with cash being distributed in lieu of fractional Acquiring Fund Common Shares as set forth in Section 2.2); and

(ii) The membership interests in the Merger Sub issued and outstanding immediately prior to the Effective Time shall remain unchanged as a result of the Merger and shall remain as the only issued and outstanding membership interests of the Surviving Company.

(c) The certificate of organization of the Merger Sub as in effect immediately prior to the Effective Time (the “Certificate of Organization”) shall be the certificate of organization of the Surviving Company, unless and until amended in accordance with its terms and applicable law. The operating agreement of the Merger Sub in effect immediately prior to the Effective Time (the “LLC Agreement”) shall be the operating agreement of the Surviving Company unless and until amended in accordance with its terms and applicable law.

(d) With respect to each Merger, at the Effective Time, the separate legal existence of the Target Fund shall cease for all purposes and the Merger Sub shall continue in existence as the Surviving Company, and without any further action being required, the Surviving Company shall succeed to and possess all of the rights, privileges and powers of the Merger Sub and the Target Fund, and all of the assets and property of whatever kind and character of the Merger Sub and the Target Fund shall vest in the Merger Sub without further act or deed. With respect to each Merger, at the Effective Time, the Surviving Company shall be liable for all of the liabilities and obligations of the Merger Sub and the Target Fund, and any claim or judgment against the Merger Sub or the Target Fund may be enforced against the Surviving Company, in accordance with applicable law.

(e) With respect to each Merger, the Acquiring Fund will issue Acquiring Fund Common Shares to Target Fund Shareholders upon the conversion of Target Fund Common Shares by opening shareholder accounts on the share ledger records of the Acquiring Fund in the names of and in the amounts due to the Target Fund Shareholders based on their holdings of Target Fund Common Shares as of immediately prior to the Effective Time. Ownership of Acquiring Fund Common Shares will be shown on the books of the transfer agent for the Acquiring Fund, and the Acquiring Fund will not issue certificates representing Acquiring Fund Common Shares in connection with the Merger, except for any global share certificate or certificates required by a securities depository in connection with the establishment of book-entry ownership of the Acquiring Fund Common Shares. All Acquiring Fund Common Shares to be issued pursuant to the Merger shall be deemed issued and outstanding as of the Effective Time.

(f) With respect to each Merger, the Target Fund agrees to dispose of certain assets prior to the Closing, but only if and to the extent necessary, so that at the Closing, when the assets of such Target Fund participating in a Merger are aggregated with the Acquiring Fund’s assets and the assets of the other Target Fund participating in a Merger, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Acquiring Fund’s Registration Statement (as defined in Section 5.5). Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Target Fund Board or Nuveen Fund Advisors, LLC, the investment adviser to the Funds (the “Adviser”), such disposition would adversely affect the status of the Merger as a “reorganization” as such term is used in Section 368(a) of the Code or would otherwise not be in the best interests of the Target Fund.

1.2  DISSOLUTION, LIQUIDATION AND TERMINATION. If each Merger occurs at the same time, as soon as practicable after the Effective Time (or, if each Merger does not occur at the same time, as soon as practicable after the Effective Time of the last Merger to occur), the Merger Sub shall be dissolved and the Acquiring Fund will assume all of the Merger Sub’s liabilities and obligations, known and unknown, contingent or otherwise, whether or not determinable, and the Merger Sub will distribute to the Acquiring Fund, which will be the sole member of the Merger Sub at such time, all of the assets of the Merger Sub in complete liquidation of its interest in the Merger Sub in accordance with a Plan of Dissolution adopted by the Merger Sub.

1.3  ACCOUNTING AND PERFORMANCE SURVIVOR. In connection with the transactions contemplated by this Agreement, notwithstanding that the Merger Sub shall be the surviving entity in the Merger, the Acquiring Fund shall be deemed the survivor solely for accounting and performance record purposes.

1.4  TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Common Shares in a name other than that of a registered holder of Target Fund Common Shares on the books of such Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Common Shares are to be issued and transferred.

1.5 REPORTING. Any reporting responsibility of a Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”) or other regulatory authority, the exchange on which such Target Fund’s shares are listed or any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of such Target Fund or its duly appointed agent.

1.6 BOOKS AND RECORDS. All books and records of each Target Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, will be available to the Acquiring Fund from and after the Closing and will be turned over to the Acquiring Fund as soon as practicable following the Closing.

Article II

VALUATION

2.1 VALUATION OF SHARES. With respect to each Merger, the net asset value per share of the Target Fund Common Shares and the net asset value per share of the Acquiring Fund Common Shares shall be computed as of the close of regular trading on the New York Stock Exchange on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures of the Nuveen closed-end funds or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by the applicable Target Fund Board and the Acquiring Fund Board).

2.2 COMMON SHARES TO BE ISSUED. In each Merger, as of the Effective Time, each Target Fund Common Share outstanding immediately prior to the Effective Time shall be converted into a number of Acquiring Fund Common Shares equal to one multiplied by the quotient of the net asset value per share of a Target Fund Common Share divided by the net asset value per share of an Acquiring Fund Common Share, each as determined as of the Valuation Time in accordance with Section 2.1. The aggregate net asset value of Acquiring Fund Common Shares received by Target Fund common shareholders (the “Target Fund Common Shareholders”) in a Merger (including any fractional share interests to which they would be entitled) will equal, as of the Valuation Time, the aggregate net asset value of such Target Fund’s Common Shares held by such Target Fund Common Shareholders as of such time. No fractional Acquiring Fund Common Shares will be distributed to Target Fund Common Shareholders and, in lieu of such fractional shares, Target Fund Common Shareholders will receive cash. With respect to each Merger, in the event Target Fund Common Shareholders would be entitled to receive fractional Acquiring Fund Common Shares, the Acquiring Fund’s transfer agent will aggregate all such fractional common shares and sell the resulting whole shares on the exchange on which such shares are listed for the account of all such Target Fund Common Shareholders, and each such Target Fund Common Shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional common shares in each Merger, the transfer agent for the Acquiring Fund’s common shares will act directly on behalf of the Target Fund Common Shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to the Target Fund Common Shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

2.3  EFFECT OF SUSPENSION IN TRADING. In the event that at the Valuation Time an accurate appraisal of the net asset value per share of the Acquiring Fund or a Target Fund is impracticable due to either: (a) the closure of, or the imposition of a trading restriction on, the exchange on which shares of a Fund are listed or another exchange on which the portfolio securities of the Acquiring Fund or a Target Fund are purchased or sold; or (b) a disruption in trading or the reporting of trading on the exchange on which shares of a Fund are listed or elsewhere, the Closing Date may be postponed until at least the first business day after the day on which trading is fully resumed and/or reporting is restored or such later time as the parties may agree pursuant to Section 3.1.

2.4 COMPUTATIONS OF NET ASSET VALUE. Subject to Section 2.1 above, all computations of net asset value in this Article II shall be made by or under the direction of State Street Bank and Trust Company in accordance with its regular practice as custodian of the Funds.

Article III

CLOSING AND CLOSING DATE

3.1  CLOSING DATE. With respect to each Merger, the conditions precedent set forth in Articles VI–VIII herein must be satisfied or waived (if waivable) with respect to the Target Fund, the Acquiring Fund and the Merger Sub in order for the closing of a Merger to take place. The closing of each Merger (the “Closing”) shall occur on [•], 2026 or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of 7:59 a.m., Central time, on the Closing Date (the “Effective Time”). The Closing will be held as of 7:59 a.m., Central time, on the Closing Date at the offices of Vedder Price P.C. in Chicago, Illinois, or at such other time and/or place as the parties may agree.

3.2  CUSTODIAN’S CERTIFICATE. With respect to each Merger, the Target Fund shall cause the custodian for such Target Fund to deliver to the Acquiring Fund Parties at the Closing a certificate of an authorized officer identifying all of the Target Fund’s portfolio securities, investments, cash and any other assets as of the Valuation Time and stating that the Target Fund’s portfolio securities, investments, cash and any other assets have been delivered in proper form to the Acquiring Fund as of the Closing.

3.3  CERTIFICATES OF TRANSFER AGENT.

(a) With respect to each Merger, the Target Fund shall issue and deliver, or cause its transfer agent to issue and deliver, to the Acquiring Fund at the Closing a certificate of an authorized officer setting forth, with respect to such Target Fund, the number of Target Fund Common Shares outstanding as of the Valuation Time and stating that its records contain the names and addresses of all holders of common shares of the Target Fund and the number and percentage ownership of outstanding common shares held by each such Target Fund Shareholder immediately prior to the Closing.

(b) With respect to each Merger, the Acquiring Fund shall issue and deliver, or cause its transfer agent to issue and deliver, to the Target Fund a confirmation evidencing the Acquiring Fund Common Shares to be credited at the Closing to the shareholders of the Target Fund or provide evidence satisfactory to the Target Fund that such Acquiring Fund Common Shares have been credited to the account of the shareholders of the Target Fund on the books of the Acquiring Fund.

3.4 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other party or parties such bills of sale, checks, assignments, assumptions of liability, share certificates, opinions, receipts and other documents or instruments, if any, as such other parties or their counsel may reasonably request to effect the transactions contemplated by this Agreement. Each Target Fund shall, from time to time, as and when reasonably requested by the Acquiring Fund or the Merger Sub, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund or the Merger Sub may reasonably deem necessary or desirable in order to vest and confirm the Merger Sub’s title to and possession of all of the assets of such Target Fund and to otherwise carry out the intent and purpose of this Agreement.

Article IV

REPRESENTATIONS AND WARRANTIES

4.1  REPRESENTATIONS OF EACH TARGET FUND. Each Target Fund represents and warrants the following to the Acquiring Fund Parties solely on its own behalf with respect to itself and its Merger, as applicable:

(a)  The Target Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)  The Target Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)  The Target Fund is not, and the execution, delivery and performance of this Agreement (subject to shareholder approval and compliance with the other provisions hereof) will not result, in violation of any provision of the Target Fund’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which it is bound.

(d)  There are no contracts outstanding to which the Target Fund is a party that have not been disclosed in writing to the Acquiring Fund Parties. Except as otherwise disclosed in writing to and accepted by the Acquiring Fund Parties, the Target Fund has no material contracts or other commitments that will be terminated with liability to it on or before the Closing.

(e) No litigation, administrative proceeding or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would result in liability on the part of the Target Fund other than as have been disclosed to the Acquiring Fund Parties. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f) The financial statements of the Target Fund as of December 31, 2024, and for the fiscal year then ended, have been prepared in accordance with generally accepted accounting principles in the United States of America and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Acquiring Fund Parties) fairly reflect the financial condition of the Target Fund as of December 31, 2024, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

(g) The unaudited semi-annual financial statements of the Target Fund as of June 30, 2025, and for the period then ended, have been prepared in accordance with generally accepted accounting principles in the United States of America, and such statements (copies of which have been furnished to the Acquiring Fund Parties) fairly reflect the financial condition of the Target Fund as of June 30, 2025, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

(h)  Since the date of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), and there are no liabilities of a material nature, contingent or otherwise, of the Target Fund that have arisen after such date. Before the Closing Date, the Target Fund will advise the Acquiring Fund Parties of all material liabilities contingent or otherwise, incurred by it subsequent to June 30, 2025, whether or not incurred in the ordinary course of business. For the purposes of this subsection (h), a decline in the net asset value of the Target Fund shall not constitute a material adverse change.

(i) All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

(j) The authorized capital of the Target Fund consists of an unlimited number of common shares of beneficial interest, par value $0.01 per share. All of the issued and outstanding shares of the Target Fund are duly and validly issued, fully paid and non-assessable by the Target Fund (recognizing that under the laws of the Commonwealth of Massachusetts, Target Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Target Fund). All of the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held of record by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in Section 3.3. The Target Fund has no outstanding preferred shares; no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Target Fund; and no outstanding securities convertible into shares of the Target Fund.

(k) At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets held immediately prior to the Effective Time, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder free and clear of any liens or encumbrances, except those liens and encumbrances to which the Acquiring Fund Parties have received written notice and have not objected, and the Merger Sub will acquire all rights of the Target Fund thereto.

(l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund, including the determinations of the Target Fund Board required by Rule 17a-8(a) under the 1940 Act. This Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(m)  The information to be furnished by the Target Fund for use in any “no-action” letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with the requirements of the federal securities laws and other laws and regulations.

(n) From the effective date of the Registration Statement (as defined in Section 5.5) through the time of the meetings of Fund shareholders described in Section 5.2 and as of the Closing, any written information furnished by the Target Fund with respect to the Target Fund for use in the Proxy Materials (as defined in Section 5.5), or any other materials provided in connection with the Target Fund’s Merger, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(o) No consent, approval, authorization, or order of any court, governmental authority, or any stock exchange on which shares of the Target Fund are listed is required for the consummation by the Target Fund of the transactions contemplated herein, except such as have been or will be obtained.

(p) For each taxable year of its operations (including the taxable year ending on the Closing Date), the Target Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the taxable year ending on the Closing Date), as a “regulated investment company” under Subchapter M of the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared a distribution with respect to all of its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code) (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date, and (iii) has been, and will be (in the case of the taxable year ending on the Closing Date), treated as a separate corporation for federal income tax purposes. The Target Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Target Fund to fail to qualify as a RIC. Prior to the Closing, the Target Fund will have had no earnings and profits accumulated in any taxable year to which the provisions of Part I of Subchapter M of the Code did not apply to it.

4.2  REPRESENTATIONS OF THE ACQUIRING FUND PARTIES. Each of the Acquiring Fund and the Merger Sub, as applicable, represents and warrants to each Target Fund as follows:

(a) The Acquiring Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b) The Merger Sub is a limited liability company, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(c) The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement (subject to shareholder approval and compliance with the other provisions hereof) will not result, in violation of the Acquiring Fund’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)  The Merger Sub is not, and the execution delivery and performance of this Agreement will not result, in violation of the Merger Sub’s Certificate of Organization or LLC Agreement.

(f) No litigation, administrative proceeding or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Acquiring Fund or the Merger Sub or any of their properties or assets, which, if adversely determined, would result in liability on the part of the Acquiring Fund or the Merger Sub, other than as have been disclosed to a Target Fund. The Acquiring Fund and the Merger Sub know of no facts that might form the basis for the institution of such proceedings and neither is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g) The financial statements of the Acquiring Fund as of December 31, 2024, and for the fiscal year then ended, have been prepared in accordance with generally accepted accounting principles in the United States of America and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition of the Acquiring Fund as of December 31, 2024, and there are no known liabilities, contingent or otherwise, of the Acquiring Fund as of such date that are not disclosed in such statements.

(h) The unaudited semi-annual financial statements of the Acquiring Fund as of June 30, 2025, and for the period then ended, have been prepared in accordance with generally accepted accounting principles in the United States of America, and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition of the Acquiring Fund as of June 30, 2025, and there are no known liabilities, contingent or otherwise, of the Acquiring Fund as of such date that are not disclosed in such statements.

(i) Since the date of the financial statements referred to in subsection (h) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), and there are no known liabilities of a material nature, contingent or otherwise, of the Acquiring Fund arising after such date. For the purposes of this subsection (i), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(j) All federal, state, local and other tax returns and reports of the Acquiring Fund and the Merger Sub required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund and the Merger Sub required to be paid (whether or not shown on any such return or report) have been paid, or provision will have been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Acquiring Fund’s and the Merger Sub’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund or the Merger Sub, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund or the Merger Sub.

(k) The authorized capital of the Acquiring Fund consists of an unlimited number of common and preferred shares of beneficial interest, par value $0.01 per share. All of the issued and outstanding shares of the Acquiring Fund are duly and validly issued, fully paid and non-assessable by the Acquiring Fund (recognizing that under the laws of the Commonwealth of Massachusetts, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund has no outstanding preferred shares; no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Acquiring Fund; and no outstanding securities convertible into shares of the Acquiring Fund.

(l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund and the Merger Sub, including the determinations of the Acquiring Fund Board required pursuant to Rule 17a-8(a) under the 1940 Act. This Agreement constitutes a valid and binding obligation of the Acquiring Fund and the Merger Sub, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The Acquiring Fund Common Shares to be issued and delivered pursuant to the terms of this Agreement will, at the Closing, have been duly authorized. When so issued and delivered, such Acquiring Fund Common Shares will be duly and validly issued shares of the Acquiring Fund and will be fully paid and non-assessable by the Acquiring Fund (recognizing that under the laws of the Commonwealth of Massachusetts, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund).

(n) The information to be furnished by the Acquiring Fund and the Merger Sub for use in any “no-action” letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with the requirements of the federal securities laws and other laws and regulations.

(o) From the effective date of the Registration Statement (as defined in Section 5.5) through the time of the meetings of Fund shareholders described in Section 5.2 and as of the Closing, any written information furnished by the Acquiring Fund and the Merger Sub with respect to the Acquiring Fund and the Merger Sub for use in the Proxy Materials (as defined in Section 5.5), or any other materials provided in connection with the Mergers, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(p) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund or the Merger Sub of the transactions contemplated herein, except such as have been or will be obtained.

(q) For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund: (i) has elected to qualify, has qualified or will qualify (in the case of the taxable year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code; (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date; and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes. The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Fund to fail to qualify as a RIC. Prior to the Closing, the Acquiring Fund will have had no earnings and profits accumulated in any taxable year to which the provisions of Part I of Subchapter M of the Code did not apply to it. The Acquiring Fund has a valid business purpose for undertaking the transactions described in this Agreement. The Acquiring Fund is in the same line of business as each Target Fund. Following the Mergers, the Acquiring Fund will (i) continue such line of business with no plan or intention to change such line of business (and the Acquiring Fund did not enter into such line of business as part of the plan of reorganization) and (ii) use each Target Fund’s historic business assets in its business and has no plan or intention to sell any of such historic business assets other than in the ordinary course of conducting the Acquiring Fund’s trade or business as a RIC for reasons that will be independent of, and unrelated to, such Mergers.

(r) All of the issued and outstanding membership interests in the Merger Sub are, and at the Effective Time and on the Closing Date will be, owned by the Acquiring Fund, as the sole member of the Merger Sub, and there are (i) no other membership interests or voting securities of the Merger Sub, (ii) no securities of the Merger Sub convertible into membership interests or voting securities of the Merger Sub and (iii) no options or other rights to acquire from the Merger Sub, and no obligations of the Merger Sub to issue, any membership interests, voting securities or securities convertible into membership interests or voting securities of the Merger Sub.

(s)  Since the date of its organization through the Effective Time, the Merger Sub has been, and will be, disregarded as an entity separate from its owner within the meaning of Section 301.7701-3 of the Treasury Regulations. The Merger Sub has not elected, and will not elect, to be classified, with effect as of or prior to the liquidation of the Merger Sub, as an association taxable as a corporation pursuant to Section 301.7701-3 of the Treasury Regulations.

Article V

COVENANTS OF the FUNDs AND MERGER SUBSIDIARY

5.1  OPERATION IN ORDINARY COURSE. Subject to Sections 1.1(f) and 8.5, each Fund will operate its respective business in the ordinary course from the date of this Agreement through the Closing, it being understood that such ordinary course of business will include customary dividends and distributions, and any other distributions necessary or desirable to avoid federal income or excise taxes.

5.2 APPROVAL OF SHAREHOLDERS. The Acquiring Fund will call a meeting of its common shareholders and each Target Fund will call a meeting of its common shareholders to consider and act upon the proposal or proposals required to effect the provisions of this Agreement and to take all other appropriate actions necessary to obtain approval of the transactions contemplated herein.

5.3 ADDITIONAL INFORMATION. Each Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of such Target Fund’s shares.

5.4 FURTHER ACTION. Subject to the provisions of this Agreement, each Fund and the Merger Sub will take or cause to be taken all actions, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing.

5.5 PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS. The Funds will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Common Shares to be issued to Target Fund Common Shareholders of each Target Fund and the approval of each Merger and/or related matters by the common shareholders of the applicable Target Fund and the common shareholders of the Acquiring Fund (the “Registration Statement”). The Registration Statement shall include a proxy statement of the Funds and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement, as applicable (the “Joint Proxy Statement/Prospectus”). The Registration Statement shall be in compliance with the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the Registration Statement and the proxy statements and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meetings of the Funds’ shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.6 REGULATORY APPROVALS. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, the listing rules of the New York Stock Exchange or another national securities exchange and such of the state “blue sky” or securities laws as it may deem appropriate in order to consummate the transactions hereunder.

5.7 TAX STATUS OF MERGERS. The intention of the parties is that each Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. None of the Funds or the Merger Sub shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or that results in the failure of the transactions to qualify as “reorganizations” within the meaning of Section 368(a) of the Code. At or prior to the Closing, the parties to this Agreement will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated in Section 8.9.

Article VI

CONDITIONS PRECEDENT TO OBLIGATIONS of EACH Target FUND

With respect to the Merger of each Target Fund, the obligations of the Target Fund to consummate the transactions provided for herein will be subject to the fulfillment or waiver of the following conditions:

6.1 All representations, covenants and warranties of the Acquiring Fund Parties contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made at and as of the Closing. The Acquiring Fund shall have delivered to the Target Fund a certificate executed in the Acquiring Fund’s name by (i) the Chief Administrative Officer or any Vice President of the Acquiring Fund and (ii) the Controller or Treasurer of the Acquiring Fund, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to such effect and as to such other matters as the Target Fund shall reasonably request.

6.2 The Acquiring Fund Parties shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.

Article VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF the ACQUIRING FUND Parties

With respect to the Merger of each Target Fund, the obligations of the Acquiring Fund Parties to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1 All representations, covenants and warranties of such Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made at and as of the Closing. Such Target Fund shall have delivered to the Acquiring Fund

Parties on the Closing Date a certificate executed in such Target Fund’s name by (i) the Chief Administrative Officer or any Vice President of such Target Fund and (ii) the Controller or Treasurer of such Target Fund, in form and substance satisfactory to the Acquiring Fund Parties and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund Parties shall reasonably request.

7.2 Such Target Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.

7.3 Such Target Fund shall have delivered to the Acquiring Fund Parties a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Controller or Treasurer of the Target Fund.

7.4 Prior to the Valuation Time, such Target Fund will have declared the dividends and/or distributions contemplated by Section 8.5.

7.5 Such Target Fund shall have delivered such records, agreements, certificates, instruments and such other documents as the Acquiring Fund Parties shall reasonably request.

7.6 Unless otherwise directed by the Adviser, all contracts of such Target Fund set forth on Schedule 7.6 will be terminated with respect to the Target Fund as of or prior to the Closing.

Article VIII

FURTHER CONDITIONS PRECEDENT

With respect to the Merger of each Target Fund, the obligations of the Target Fund and the Acquiring Fund Parties to consummate the transactions provided for herein are subject to the fulfillment or waiver of the following conditions, as applicable:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite votes of the holders of the outstanding common shares of the Target Fund in accordance with applicable law and the provisions of such Target Fund’s Declaration of Trust and By-Laws. In addition, this Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding common shares of the Acquiring Fund in accordance with applicable law, the requirements of any applicable national securities exchange and the provisions of the Acquiring Fund’s Declaration of Trust and By-Laws. Notwithstanding anything herein to the contrary, the parties may not waive the condition set forth in this Section 8.1.

8.2 As of the Closing, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3 All consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein will have been obtained or made. All notices to, or consents or waivers from, other persons or other actions necessary to permit consummation of the transactions contemplated herein will have been obtained or made.

8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 The Target Fund shall have declared, prior to the Valuation Time, a dividend or dividends with respect to its common shares in an amount determined by the Target Fund’s officers in accordance with the Target Fund’s past practice that, together with all other dividends paid by such Target Fund with respect to all taxable periods ending on or before the Closing Date, shall have the effect of distributing to its shareholders at least all of such Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryforward and excluding any net capital gain on which such Target Fund paid tax under Section 852(b)(3)(A) of the Code). Prior to the Closing, to the extent such dividend or dividends are not paid prior to the Closing, the Target Fund shall establish an escrow account and set aside assets in the amount of such dividend or dividends in such escrow account to be held solely for the benefit of common shareholders of such Target Fund as of the record date for such dividend or dividends and such dividends shall be paid as previously authorized by the Target Fund Board. None of the Target Funds, the Acquiring Fund or the Merger Sub shall have any rights with respect to, or interest in, the assets held in such escrow account.

8.6 A Certificate of Merger, specifying the Effective Time as the date and time of the effectiveness of the Merger, shall have been filed with, and accepted by, the Secretary of the Commonwealth of Massachusetts.

8.7 The Target Fund shall have received (i) an opinion from Vedder Price P.C., special counsel to the Acquiring Fund, with respect to matters other than those governed by laws of Massachusetts, and (ii) an opinion from Morgan, Lewis & Bockius LLP, with respect to matters governed by the laws of the Commonwealth of Massachusetts, each dated as of the Closing Date, substantially to the effect that:

(a) The Acquiring Fund has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust under its Declaration of Trust and Massachusetts law applicable to business trusts to conduct its business as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 424 under the 1933 Act.

(b) The Merger Sub has been formed as a limited liability company and is existing under the laws of the Commonwealth of Massachusetts.

(c) The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(d) Assuming that the Acquiring Fund Common Shares will be issued in accordance with the terms of this Agreement, the Acquiring Fund Common Shares to be issued and delivered to the Target Fund on behalf of the Target Fund Common Shareholders as provided by this Agreement are duly authorized and, upon such delivery, will be validly issued and fully paid and non-assessable by the Acquiring Fund, except that, as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 424 under the 1933 Act, shareholders of the Acquiring Fund may under certain circumstances, be held personally liable for its obligations under the laws of the Commonwealth of Massachusetts, and no shareholder of the Acquiring Fund has, as such holder, any preemptive rights to acquire, purchase or subscribe for any securities of the Acquiring Fund under the Acquiring Fund’s Declaration of Trust or By-Laws or the laws of the Commonwealth of Massachusetts.

(e) The Registration Statement is effective and, to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued.

(f) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Acquiring Fund or the Merger Sub of the transactions contemplated hereby, except as have been obtained, and except as may be required under any Massachusetts securities law, statute, rule or regulation, about which such counsel expresses no opinion.

(g) The execution and delivery of this Agreement by the Acquiring Fund and the Merger Sub did not, and the consummation by the Acquiring Fund and the Merger Sub of the transactions contemplated herein will not, violate the Acquiring Fund’s Declaration of Trust or By-Laws (assuming the requisite approval of the Acquiring Fund’s shareholders has been obtained in accordance with the requirements of the Acquiring Fund’s Declaration of Trust and By-Laws) or the Merger Sub’s Certificate of Organization or LLC Agreement, respectively.

Such opinions will be based on such customary assumptions and representations as Vedder Price P.C. and Morgan, Lewis & Bockius LLP may reasonably request of the Funds and the Merger Sub. Each Target Fund and the Acquiring Fund Parties will cooperate to make and certify the accuracy of such representations. Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinions of Morgan, Lewis & Bockius LLP.

8.8  With respect to each Target Fund, the Acquiring Fund shall have received (i) an opinion from Vedder Price P.C., special counsel to the Target Fund, with respect to matters other than those governed by the laws of Massachusetts, and (ii) an opinion from Morgan, Lewis & Bockius LLP, with respect to matters governed by the laws of the Commonwealth of Massachusetts, each dated as of the Closing Date, substantially to the effect that:

(a) The Target Fund has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust under its Declaration of Trust and Massachusetts law applicable to business trusts to conduct its business as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 424 under the 1933 Act.

(b) The Target Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Target Fund of the transactions contemplated hereby, except as have been obtained, and except as may be required under any Massachusetts securities law, statute, rule or regulation, about which such counsel expresses no opinion.

(d) To the knowledge of such counsel, the Target Fund has the power under its Declaration of Trust as a Massachusetts business trust to merge with and into the Merger Sub as contemplated by this Agreement.

(e) The execution and delivery of this Agreement by the Target Fund did not, and the consummation by the Target Fund of the transactions contemplated herein will not, violate the Target Fund’s Declaration of Trust or By-Laws (assuming the requisite approval of the Target Fund’s shareholders has been obtained in accordance with the requirements of the Target Fund’s Declaration of Trust and By-Laws).

Such opinions will be based on such customary assumptions and representations as Vedder Price P.C. and Morgan, Lewis & Bockius LLP may reasonably request of the Funds and the Merger Sub. Each Target Fund and the Acquiring Fund Parties will cooperate to make and certify the accuracy of such representations. Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinions of Morgan, Lewis & Bockius LLP.

8.9  With respect to each Merger, the Funds shall have received an opinion of Vedder Price P.C., dated as of the Closing Date and addressed to the Acquiring Fund and the Target Fund, substantially to the effect that for federal income tax purposes:

(a) The merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the merger.

(b) No gain or loss will be recognized by the Acquiring Fund or the Merger Sub upon the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws or upon the liquidation of the Merger Sub.

(c) No gain or loss will be recognized by the Target Fund upon the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws.

(d) No gain or loss will be recognized by the Target Fund Shareholders upon the conversion of all their Target Fund Common Shares solely into Acquiring Fund Common Shares in the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws, except to the extent the Target Fund Common Shareholders receive cash in lieu of a fractional Acquiring Fund Common Share.

(e) The aggregate basis of the Acquiring Fund Common Shares received by each Target Fund Shareholder pursuant to the merger (including any fractional Acquiring Fund Common Share to which a Target Fund Common Shareholder would be entitled) will be the same as the aggregate basis of the Target Fund Common Shares that were converted into such Acquiring Fund Common Shares.

(f) The holding period of the Acquiring Fund Common Shares received by each Target Fund Shareholder in the merger (including any fractional Acquiring Fund Common Share to which a Target Fund Common Shareholder would be entitled) will include the period during which the shares of the Target Fund that were converted into such Acquiring Fund Common Shares were held by such shareholder, provided the Target Fund Common Shares are held as capital assets at the time of the merger.

(g) The basis of the Target Fund’s assets received by the Merger Sub in the merger will be the same as the basis of such assets in the hands of the Target Fund immediately before the merger.

(h) The holding period of the assets of the Target Fund received by the Merger Sub in the merger will include the period during which those assets were held by the Target Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset).

No opinion will be expressed as to (1) the effect of the Mergers on the Target Funds, the Acquiring Fund, the Merger Sub or any Target Fund Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, (2) the effect of the Mergers under the alternative minimum tax imposed under Section 55 of the Code on any direct or indirect shareholder of a Target Fund that is a corporation, and (3) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind. Such opinions will be based on customary assumptions and such representations as Vedder Price P.C. may reasonably request of the Funds and the Merger Sub. Each Target Fund and the Acquiring Fund Parties will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, no Fund may waive the conditions set forth in this Section 8.9 with respect to its Merger(s).

Article IX

EXPENSES

9.1 The expenses incurred in connection with the Mergers (whether or not the Merger with respect to a Target Fund is consummated) will be allocated among and borne by all of the Funds ratably based on the projected relative benefits to the common shareholders of each Fund, as common shareholders of the Acquiring Fund for a period equal to shareholders’ average holding period of shares for each Fund, and such estimated amounts shall be set forth in the Registration Statement or other Proxy Materials. Each Fund shall have accrued such expenses as liabilities at or before the Valuation Time. Merger-related expenses include, without limitation, (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees; (f) proxy solicitation costs; and (g) other related administrative or operational costs.

9.2 Each party represents and warrants to the other parties that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with structuring the transactions provided for herein.

9.3  Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of a Fund as a RIC under the Code.

Article X

ENTIRE AGREEMENT

10.1 The parties agree that no party has made to any other party any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between and among the parties.

Article XI

TERMINATION

11.1 With respect to each Merger, this Agreement may be terminated by the mutual agreement of the parties to such Merger, and such termination may be effected by the Chief Administrative Officer, President or any Vice President of each Fund without further action by a Target Fund Board or the Acquiring Fund Board. In addition, with respect to each Merger, either Fund participating in such Merger may at its option terminate the Agreement at or before the Closing due to:

(a) a breach by the non-terminating party of any representation or warranty, or agreement to be performed at or before the Closing, if not cured within 30 days of the breach and prior to the Closing;

(b) a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c) a determination by a Target Fund Board or the Acquiring Fund Board that the consummation of the transactions contemplated herein is not in the best interests of its respective Fund involved in the Merger(s).

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund Parties or a Target Fund. Notwithstanding any other provision of this Agreement to the contrary, the termination of this Agreement with respect to a Fund will have no effect on the obligation of that Fund to bear the portion of Merger-related expenses allocated to it as provided in Section 9.1.

Article XII

AMENDMENTS

12.1 This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of each party affected by the amendment subject to the prior review of each such Fund’s counsel and the authorization of each such Fund’s Board of Trustees; provided, however, that following the meeting of the shareholders of a Fund called by such Fund pursuant to Section 5.2 of this Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Common Shares to be issued to the Target Fund Shareholders of the applicable Target Fund under this Agreement to the detriment of such shareholders without their further approval.

Article XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

13.1 The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The use of the terms “including” or “include” in this Agreement shall in all cases herein mean “including, without limitation” or “include, without limitation,” respectively.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The execution and delivery of this Agreement may occur by facsimile or by email in portable document format (PDF) or by other means of electronic signature and electronic transmission, including DocuSign or other similar method, and originals or copies of signatures executed and delivered by such methods shall have the full force and effect of the original signatures.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 It is expressly agreed that the obligations of each Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of such Fund personally, but shall bind only the property of the Fund, as provided in such Fund’s Declaration of Trust, which is on file with the Secretary of the Commonwealth of Massachusetts. The execution and delivery of this Agreement have been authorized by each Fund’s Board of Trustees, and this Agreement has been signed by authorized officers of each Fund acting as such. Neither the authorization by such trustees nor the execution and delivery by such officers will be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such Fund, as provided in the Fund’s Declaration of Trust.

13.6 It is understood and agreed that the use of a single agreement among the parties is for administrative convenience only and that this Agreement constitutes a separate agreement between each Target Fund and the Acquiring Fund Parties, as if each party had executed a separate document. No party will have any liability for the obligations under this Agreement of any other party, and the liabilities of each party under this Agreement will be several and not joint.

13.7 The failure of any Target Fund or the Acquiring Fund Parties with respect to a Target Fund to consummate a Merger shall not affect the validity of the other Merger, and the provisions of this Agreement shall be construed to effect this intent.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

NUVEEN S&P 500 DYNAMIC OVERWRITE FUND

By:
Name:
Title:

NUVEEN DOW 30SM DYNAMIC OVERWRITE FUND

By:
Name:
Title:

NUVEEN S&P 500 BUY-WRITE INCOME FUND

By:
Name:
Title:

NSDOF Merger Sub, LLC

By:
Name:
Title:

[Signature Page to Agreement and Plan of Merger (Equity Option Fund Mergers)]

Schedule 7.6

Nuveen Dow 30SM Dynamic Overwrite Fund

Amended and Restated Master Custodian Agreement between the Target Fund and State Street Bank and Trust Company

Investment Management Agreement by and between the Target Fund and Nuveen Fund Advisors, LLC

Investment Sub-Advisory Agreement by and between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC

Transfer Agency and Service Agreement by and between the Target Fund and Computershare Inc. and Computershare Trust Company, N.A.

Nuveen S&P 500 Buy-Write Income Fund

Amended and Restated Master Custodian Agreement between the Target Fund and State Street Bank and Trust Company

Investment Management Agreement by and between the Target Fund and Nuveen Fund Advisors, LLC

Investment Sub-Advisory Agreement by and between Nuveen Fund Advisors, LLC and Gateway Investment Advisers, LLC

Transfer Agency and Service Agreement by and between the Target Fund and Computershare Inc. and Computershare Trust Company, N.A.

APPENDIX B
FINANCIAL HIGHLIGHTS

Information contained in the tables below under the headings “Per Share Operating Performance” and “Ratios/Supplemental Data” shows the operating performance for the most recent ten fiscal years for the Target and Acquiring Funds.

Dow Dynamic Overwrite

The following Financial Highlights table is intended to help a prospective investor understand the Fund’s financial performance for the periods shown. Certain information of the Fund reflects financial results for a single common share of the Fund. The total returns in the table represent the rate an investor would have earned or lost on an investment in common shares of the Fund (assuming reinvestment of all dividends). The Fund’s financial statements as of and for the fiscal year ended December 31, 2024, including the financial highlights for the five fiscal years then ended, have been audited by PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm. PwC’s report, along with the Fund’s financial statements, is included in the Fund’s Annual Report. PwC has not reviewed or examined any records, transactions or events after the date of such reports. The information with respect to the six months ended June 30, 2025 is unaudited and is included in the Fund’s 2025 Semi-Annual Report. A copy of the Annual Report and the Semi-Annual Report may be obtained from www.sec.gov or by visiting www.nuveen.com. The information contained in, or that can be accessed through the website is not part of this Joint Proxy Statement/Prospectus. Past results are not indicative of future performance.

	Period Ended June 30,	Year Ended December 31,
	2025(c)	2024	2023	2022	2021	2020	2019	2018	2017	2016	2015
Beginning Common Share Net Asset Value (“NAV”)	$16.73	$16.22	$16.19	$18.09	$16.65	$18.20	$16.90	$19.05	$16.55	$15.78	$16.83
Investment Operations:
Net Investment Income (Loss)(a)	0.07	0.16	0.20	0.20	0.17	0.22	0.27	0.25	0.26	0.27	0.25
Net Realized/ Unrealized Gain (Loss)	(0.13)	1.51	0.98	(0.95)	2.36	(0.66)	2.21	(1.16)	3.30	1.54	(0.24)
Total	(0.06)	1.67	1.18	(0.75)	2.53	(0.44)	2.48	(0.91)	3.56	1.81	0.01
Less Distributions to Common Shareholders:
From Net Investment Income	(0.60)	(0.16)	(0.20)	(0.20)	(0.17)	(0.22)	(0.27)	(0.25)	(0.26)	(0.27)	(0.65)
From Accumulated Net Realized Gains	—	(1.00)	(0.10)	(0.91)	(0.16)	(0.81)	—	(0.22)	—	—	(0.07)
Return of Capital	—	—	(0.85)	(0.04)	(0.76)	(0.08)	(0.91)	(0.77)	(0.80)	(0.77)	(0.34)
Total	(0.60)	(1.16)	(1.15)	(1.15)	(1.09)	(1.11)	(1.18)	(1.24)	(1.06)	(1.04)	(1.06)
Shelf Offering Costs	—	—	—	—	—	— (d)	— (d)	— (d)	—	—	—
Premium from Shares Sold through Shelf Offering	—	—	—	—	—	— (d)	— (d)	— (d)	—	—	—
Ending NAV
	$16.07	$16.73	$16.22	$16.19	$18.09	$16.65	$18.20	$16.90	$19.05	$16.55	$15.78
Ending Share Price
	$14.34	$15.06	$14.00	$15.51	$17.77	$15.20	$17.66	$16.12	$18.84	$15.00	$14.36
Common Share Total Returns:
Based on NAV(b)	(0.35)%	10.62%	7.67%	(3.92)%	15.45%	(1.49)%	14.94%	(5.01)%	22.12%	11.95%	0.17%
Based on Share Price(b)	(0.75)%	16.37%	(2.18)%	(5.93)%	24.60%	(6.73)%	17.07%	(8.27)%	33.65%	12.18%	0.18%
Common Share Supplemental Data/Ratios Applicable to Common Shares:
Ending Net Assets (000)	$584,455	$608,592	$589,697	$588,710	$657,718	$605,601	$661,255	$610,220	$687,579	$597,216	$569,604
Ratios to Average Net Assets:
Expenses	0.93%*	0.93%	0.94%	0.93%	0.92%	0.94%	0.95%	0.92%	0.93%	0.94%	0.93%
Net Investment Income (Loss)	0.84%*	0.95%	1.25%	1.20%	0.96%	1.40%	1.49%	1.37%	1.47%	1.73%	1.52%
Portfolio Turnover Rate	12%	22%	12%	15%	8%	27%	6%	9%	5%	6%	18%

(a)Based on average shares outstanding.

(b)Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

 Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)For the six months ended June 30, 2025. Unaudited.

(d)Value rounded to zero.

*Annualized.

S&P Buy-Write

The following Financial Highlights table is intended to help a prospective investor understand the Fund’s financial performance for the periods shown. Certain information of the Fund reflects financial results for a single common share of the Fund. The total returns in the table represent the rate an investor would have earned or lost on an investment in common shares of the Fund (assuming reinvestment of all dividends). The Fund’s financial statements as of and for the fiscal year ended December 31, 2024, including the financial highlights for the five fiscal years then ended, have been audited by PwC, an independent registered public accounting firm. PwC’s report, along with the Fund’s financial statements, is included in the Fund’s Annual Report. PwC has not reviewed or examined any records, transactions or events after the date of such reports. The information with respect to the six months ended June 30, 2025 is unaudited and is included in the Fund’s 2025 Semi-Annual Report. A copy of the Annual Report and the Semi-Annual Report may be obtained from www.sec.gov or by visiting www.nuveen.com. The information contained in, or that can be accessed through the website is not part of this Joint Proxy Statement/Prospectus. Past results are not indicative of future performance.

	Period Ended June 30,	Year Ended December 31,
	2025(c)	2024	2023	2022	2021	2020	2019	2018	2017	2016	2015
Beginning Common Share Net Asset Value (“NAV”)	$15.18	$13.94	$12.57	$15.29	$13.75	$13.68	$12.61	$14.35	$13.52	$13.34	$13.65
Investment Operations:
Net Investment Income (Loss)(a)	0.04	0.09	0.11	0.09	0.04	0.15	0.16	0.15	0.16	0.18	0.17
Net Realized/ Unrealized Gain (Loss)	0.33	2.13	2.20	(1.86)	2.36	0.80	1.84	(0.91)	1.58	0.93	0.52
Total	0.37	2.22	2.31	(1.77)	2.40	0.95	2.00	(0.76)	1.74	1.11	0.69
Less Distributions to Common Shareholders:
From Net Investment Income	(0.55)	(0.09)	(0.11)	(0.10)	(0.07)	(0.12)	(0.16)	(0.16)	(0.15)	(0.44)	(1.00)
From Accumulated Net Realized Gains	—	(0.27)	(0.57)	(0.85)	(0.41)	—	—	(0.37)	—	(0.29)	—
Return of Capital	—	(0.62)	(0.26)	—	(0.38)	(0.76)	(0.77)	(0.45)	(0.76)	(0.20)	—
Total	(0.55)	(0.98)	(0.94)	(0.95)	(0.86)	(0.88)	(0.93)	(0.98)	(0.91)	(0.93)	(1.00)
Shelf Offering Costs	—	—	—	—	—	— (d)	— (d)	— (d)	—	—	—
Premium from Shares Sold through Shelf Offering	—	—	—	—	—	— (d)	— (d)	— (d)	—	—	—
Ending NAV
	$15.00	$15.18	$13.94	$12.57	$15.29	$13.75	$13.68	$12.61	$14.35	$13.52	$13.34
Ending Share Price
	$13.88	$13.99	$12.83	$12.65	$14.65	$12.88	$13.75	$12.07	$14.25	$12.72	$13.43
Common Share Total Returns:
Based on NAV(b)	2.49%	16.23%	18.84%	(11.63)%	17.80%	7.92%	16.16%	(5.56)%	13.21%	8.68%	5.17%
Based on Share Price(b)	3.27%	17.12%	9.05%	(7.09)%	20.75%	1.16%	22.08%	(8.88)%	19.59%	1.75%	19.80%
Common Share Supplemental Data/Ratios Applicable to Common Shares:
Ending Net Assets (000)	$1,562,798	$1,580,964	$1,452,391	$1,308,756	$1,591,144	$1,431,454	$1,422,672	$1,307,669	$1,486,003	$1,399,863	$1,381,889
Ratios to Average Net Assets:
Expenses	0.90%*	0.89%	0.91%	0.89%	0.89%	0.91%	0.91%	0.89%	0.91%	0.93%	0.91%
Net Investment Income (Loss)	0.50%*	0.57%	0.85%	0.70%	0.31%	1.14%	1.18%	1.10%	1.12%	1.34%	1.24%
Portfolio Turnover Rate	5%	8%	16%	6%	7%	22%	4%	5%	2%	5%	8%

(a)Based on average shares outstanding.

(b)Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

 Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)For the six months ended June 30, 2025. Unaudited.

(d)Value rounded to zero.

*Annualized.

Acquiring Fund

The following Financial Highlights table is intended to help a prospective investor understand the Fund’s financial performance for the periods shown. Certain information of the Fund reflects financial results for a single common share of the Fund. The total returns in the table represent the rate an investor would have earned or lost on an investment in common shares of the Fund (assuming reinvestment of all dividends). The Fund’s financial statements as of and for the fiscal year ended December 31, 2024, including the financial highlights for the five fiscal years then ended, have been audited by PwC, an independent registered public accounting firm. PwC’s report, along with the Fund’s financial statements, is included in the Fund’s Annual Report. PwC has not reviewed or examined any records, transactions or events after the date of such reports. The information with respect to the six months ended June 30, 2025 is unaudited and is included in the Fund’s 2025 Semi-Annual Report. A copy of the Annual Report and the Semi-Annual Report may be obtained from www.sec.gov or by visiting www.nuveen.com. The information contained in, or that can be accessed through the website is not part of this Joint Proxy Statement/Prospectus. Past results are not indicative of future performance.

	Period Ended June 30,	Year Ended December 31,
	2025(c)	2024	2023	2022	2021	2020	2019	2018	2017	2016	2015
Beginning Common Share Net Asset Value (“NAV”)	$18.44	$16.29	$14.80	$18.70	$16.17	$16.27	$14.42	$16.47	$14.98	$14.72	$15.61
Investment Operations:
Net Investment Income (Loss)(a)	0.02	0.08	0.11	0.13	0.11	0.15	0.17	0.18	0.19	0.20	0.20
Net Realized/ Unrealized Gain (Loss)	0.19	3.29	2.56	(2.85)	3.40	0.75	2.74	(1.12)	2.29	1.04	(0.05)
Total	0.21	3.37	2.67	(2.72)	3.51	0.90	2.91	(0.94)	2.48	1.24	0.15
Less Distributions to Common Shareholders:
From Net Investment Income	(0.68)	(0.08)	(0.12)	(0.13)	(0.11)	(0.15)	(0.18)	(0.18)	(0.19)	(0.85)	(0.70)
From Accumulated Net Realized Gains	—	(0.34)	(0.63)	(1.05)	(0.60)	—	—	(0.03)	—	—	—
Return of Capital	—	(0.80)	(0.43)	—	(0.27)	(0.85)	(0.88)	(0.91)	(0.80)	(0.13)	(0.34)
Total	(0.68)	(1.22)	(1.18)	(1.18)	(0.98)	(1.00)	(1.06)	(1.12)	(0.99)	(0.98)	(1.04)
Shelf Offering Costs	—	— (d)	—	—	— (d)	— (d)	— (d)	— (d)	—	—	—
Premium from Shares Sold through Shelf Offering	—	—	—	—	— (d)	— (d)	— (d)	0.01	—	—	—
Ending NAV
	$17.97	$18.44	$16.29	$14.80	$18.70	$16.17	$16.27	$14.42	$16.47	$14.98	$14.72
Ending Share Price
	$17.74	$17.75	$15.04	$16.12	$18.60	$15.24	$16.47	$14.04	$17.31	$14.40	$13.47
Common Share Total Returns:
Based on NAV(b)	1.21%	21.14%	18.45%	(14.70)%	22.15%	6.60%	20.62%	(6.03)%	16.91%	8.73%	1.09%
Based on Share Price(b)	3.91%	26.92%	0.75%	(6.79)%	29.03%	(0.24)%	25.40%	(12.99)%	27.91%	14.75%	1.70%
Common Share Supplemental Data/Ratios Applicable to Common Shares:
Ending Net Assets (000)	$323,078	$331,173	$292,558	$265,760	$323,415	$277,949	$275,280	$238,344	$266,065	$242,003	$237,809
Ratios to Average Net Assets:
Expenses	1.04%*	0.91%	0.94%	0.92%	0.90%	0.93%	0.99%	0.91%	0.92%	0.93%	0.92%
Net Investment Income (Loss)	0.23%*	0.46%	0.71%	0.78%	0.61%	1.03%	1.11%	1.08%	1.18%	1.39%	1.32%
Portfolio Turnover Rate	17%	17%	21%	32%	26%	20%	8%	16%	11%	13%	21%

(a)Based on average shares outstanding.

(b)Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

 Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)For the six months ended June 30, 2025. Unaudited.

(d)Value rounded to zero.

*Annualized.

Nuveen Investments
333 West Wacker Drive
Chicago, Illinois 60606-1286
(800) 257-8787

www.nuveen.com

EVERY VOTE IS IMPORTANT
PO Box 43131
Providence, RI 02940-3131	SCAN The QR code or visit www.proxy-direct.com to vote your shares

LIVE AGENT Call 1-866-585-5579 with any questions. Specialists can assist with voting. Available Monday-Friday from 9 a.m. – 11 p.m. and Saturday 12 p.m. – 6 p.m. ET

CALL 1-800-337-3503 Follow the recorded instructions available 24 hours

MAIL Vote, sign and Mail in the enclosed Business Reply Envelope

VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Dr. Chicago, IL, 60606 on January 29, 2026
Please detach at perforation before mailing.

NUVEEN S&P 500 DYNAMIC OVERWRITE FUND ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 29, 2026

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Nuveen S&P 500 Dynamic Overwrite Fund (the “Acquiring Fund”), revoking previous proxies, hereby appoints John M. McCann, Kevin J. McCarthy and Mark L. Winget, or any one of them as true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen S&P 500 Dynamic Overwrite Fund that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on January 29, 2026, at 2:00 p.m., Central time, at the offices of Nuveen, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, and at any adjournment or postponement thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of the Notice of the Annual Meeting of Shareholders and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged. The votes entitled to be cast by the undersigned will be cast as indicated or FOR the proposals if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

SPX_34780_101525

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for

Nuveen S&P 500 Dynamic Overwrite Fund,

Annual Meeting of Shareholders to be held on January 29, 2026

The Joint Proxy Statement/Prospectus and this proxy card are available at

https://www.nuveen.com/en-us/investments/proxy-information#closed-end-funds

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

The votes entitled to be cast by the undersigned will be cast as specified. If no other specification is made, such votes will be cast “FOR” the proposals. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holders on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

Proposals The Board of Trustees unanimously recommends that you vote “FOR” the proposals.
		FOR	AGAINST	ABSTAIN
2.	To approve the issuance of additional common shares of Nuveen S&P 500 Dynamic Overwrite Fund.	☐	☐	☐

3.	Election of Board Members:
	Class II:	FOR	WITHHOLD	FOR ALL
	01. Joseph A. Boateng 02. Amy B. R. Lancellotta 03. John K. Nelson 04. Terence J. Toth	ALL	ALL	EXCEPT
	INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided. ______________________________________________________	☐	☐	☐

To transact such other business as may properly come before the Annual Meeting.

Authorized Signatures ─ This section must be completed for your vote to be counted. ─ Sign and Date Below
Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.
Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box
/ /

Scanner bar code

xxxxxxxxxxxxxx	SPX 34780	xxxxxxxx

EVERY VOTE IS IMPORTANT
PO Box 43131
Providence, RI 02940-3131	SCAN The QR code or visit www.proxy-direct.com to vote your shares

LIVE AGENT Call 1-866-585-5579 with any questions. Specialists can assist with voting. Available Monday-Friday from 9 a.m. – 11 p.m. and Saturday 12 p.m. – 6 p.m. ET

CALL 1-800-337-3503 Follow the recorded instructions available 24 hours

MAIL Vote, sign and Mail in the enclosed Business Reply Envelope

VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Dr. Chicago, IL, 60606 on January 29, 2026
Please detach at perforation before mailing.

NUVEEN DOW 30SM DYNAMIC OVERWRITE FUND ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 29, 2026

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Nuveen Dow 30SM Dynamic Overwrite Fund (“Dow Dynamic Overwrite” or a “Target Fund”), revoking previous proxies, hereby appoints John M. McCann, Kevin J. McCarthy and Mark L. Winget, or any one of them as true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Dow 30SM Dynamic Overwrite Fund that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on January 29, 2026, at 2:00 p.m., Central time, at the offices of Nuveen, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, and at any adjournment or postponement thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of the Notice of the Annual Meeting of Shareholders and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged. The votes entitled to be cast by the undersigned will be cast as indicated or FOR the proposals if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

DIA_34780_101525

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for

Nuveen Dow 30SM Dynamic Overwrite Fund,

Annual Meeting of Shareholders to be held on January 29, 2026

The Joint Proxy Statement/Prospectus and this proxy card are available at

https://www.nuveen.com/en-us/investments/proxy-information#closed-end-funds

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

The votes entitled to be cast by the undersigned will be cast as specified. If no other specification is made, such votes will be cast “FOR” the proposals. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holders on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

Proposals The Board of Trustees unanimously recommends that you vote “FOR” the proposals.
		FOR	AGAINST	ABSTAIN
1.	To approve an Agreement and Plan of Merger that provides for: (i) the merger of Nuveen Dow 30SM Dynamic Overwrite Fund (the “Target Fund”) with and into NSDOF Merger Sub, LLC, a Massachusetts limited liability company and a wholly-owned subsidiary of Nuveen S&P 500 Dynamic Overwrite Fund (the “Acquiring Fund”), and (ii) the conversion of the issued and outstanding common shares of beneficial interest of the Target Fund into newly issued common shares of beneficial interest of the Acquiring Fund.	☐	☐	☐

3.	Election of Board Members:
	Class II:	FOR	WITHHOLD	FOR ALL
	01. Joseph A. Boateng 02. Amy B. R. Lancellotta 03. John K. Nelson 04. Terence J. Toth	ALL	ALL	EXCEPT
	INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided. _____________________________________________________	☐	☐	☐

To transact such other business as may properly come before the Annual Meeting.

Authorized Signatures ─ This section must be completed for your vote to be counted. ─ Sign and Date Below
Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.
Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box
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EVERY VOTE IS IMPORTANT
PO Box 43131
Providence, RI 02940-3131	SCAN The QR code or visit www.proxy-direct.com to vote your shares

LIVE AGENT Call 1-866-585-5579 with any questions. Specialists can assist with voting. Available Monday-Friday from 9 a.m. – 11 p.m. and Saturday 12 p.m. – 6 p.m. ET

CALL 1-800-337-3503 Follow the recorded instructions available 24 hours

MAIL Vote, sign and Mail in the enclosed Business Reply Envelope

VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Dr. Chicago, IL, 60606 on January 29, 2026
Please detach at perforation before mailing.

NUVEEN S&P 500 BUY-WRITE INCOME FUND ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 29, 2026

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Nuveen S&P 500 Buy-Write Income Fund (“S&P Buy-Write” or a “Target Fund”), revoking previous proxies, hereby appoints John M. McCann, Kevin J. McCarthy and Mark L. Winget, or any one of them as true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen S&P 500 Buy-Write Income Fund that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on January 29, 2026, at 2:00 p.m., Central time, at the offices of Nuveen, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, and at any adjournment or postponement thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of the Notice of the Annual Meeting of Shareholders and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged. The votes entitled to be cast by the undersigned will be cast as indicated or FOR the proposals if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

BXM_34780_101525

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for

Nuveen S&P 500 Buy-Write Income Fund,

Annual Meeting of Shareholders to be held on January 29, 2026

The Joint Proxy Statement/Prospectus and this proxy card are available at

https://www.nuveen.com/en-us/investments/proxy-information#closed-end-funds

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

The votes entitled to be cast by the undersigned will be cast as specified. If no other specification is made, such votes will be cast “FOR” the proposals. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holders on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

Proposals The Board of Trustees unanimously recommends that you vote “FOR” the proposals.
		FOR	AGAINST	ABSTAIN
1.	To approve an Agreement and Plan of Merger that provides for: (i) the merger of Nuveen S&P 500 Buy-Write Income Fund (the “Target Fund”) with and into NSDOF Merger Sub, LLC, a Massachusetts limited liability company and a wholly-owned subsidiary of Nuveen S&P 500 Dynamic Overwrite Fund (the “Acquiring Fund”), and (ii) the conversion of the issued and outstanding common shares of beneficial interest of the Target Fund into newly issued common shares of beneficial interest of the Acquiring Fund.	☐	☐	☐

3.	Election of Board Members:
	Class II:	FOR	WITHHOLD	FOR ALL
	01. Joseph A. Boateng 02. Amy B. R. Lancellotta 03. John K. Nelson 04. Terence J. Toth	ALL	ALL	EXCEPT
	INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided. _____________________________________________________	☐	☐	☐

To transact such other business as may properly come before the Annual Meeting.

Authorized Signatures ─ This section must be completed for your vote to be counted. ─ Sign and Date Below
Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.
Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box
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The information contained in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities, and it is not a solicitation of an offer to buy these securities, in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION,
DATED DECEMBER 22, 2025

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE MERGERS OF

NUVEEN DOW 30SM DYNAMIC OVERWRITE FUND (DIAX)
NUVEEN S&P 500 BUY-WRITE INCOME FUND (BXMX)
AND
NUVEEN S&P 500 DYNAMIC OVERWRITE FUND (SPXX)

(EACH, A “FUND” AND TOGETHER, THE “FUNDS”)

This Statement of Additional Information (“SAI”) is available to common shareholders of Nuveen Dow 30SM Dynamic Overwrite Fund (“Dow Dynamic Overwrite” or a “Target Fund”), Nuveen S&P 500 Buy-Write Income Fund (“S&P Buy-Write” or a “Target Fund”) and Nuveen S&P 500 Dynamic Overwrite Fund (the “Acquiring Fund” and together with the Target Funds, the “Funds” or each individually, a “Fund”), in connection with the proposed mergers of the Target Funds with and into a wholly-owned subsidiary of the Acquiring Fund (each, a “Merger” and together, the “Mergers”). With respect to each Merger, the Agreement and Plan of Merger provides for: (1) the merger of the Target Fund with and into NSDOF Merger Sub, LLC, a Massachusetts limited liability company and a wholly-owned subsidiary of the Acquiring Fund; and (2) the conversion of the issued and outstanding common shares of beneficial interest of the Target Fund into newly issued common shares of beneficial interest of the Acquiring Fund, par value $0.01 per share (with cash being received in lieu of any fractional Acquiring Fund common shares).

This SAI is not a prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus dated [•], 2025 and filed on Form N-14 with the Securities and Exchange Commission (“SEC”) relating to the proposed Mergers of the Target Funds with and into a wholly-owned subsidiary of the Acquiring Fund (the “Joint Proxy Statement/Prospectus”). A copy of the Joint Proxy Statement/Prospectus and other information may be obtained without charge by calling (800) 257-8787 or from the Funds’ website (http://www.nuveen.com). The information contained in, or that can be accessed through, the Funds’ website is not part of the Joint Proxy Statement/Prospectus or this SAI. You may also obtain a copy of the Joint Proxy Statement/Prospectus on the website of the SEC (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings assigned to them in the Joint Proxy Statement/Prospectus.

This SAI is dated [•], 2025.

ii

INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the information contained in the Joint Proxy Statement/Prospectus concerning the investment objectives and policies of the Funds. The investment policies described below, except as set forth under “Investment Restrictions” or as otherwise noted, are not fundamental policies and may be changed by a Fund’s Board of Trustees (each, a “Board” or the “Board,” and each trustee, a “Board Member”), without the approval of shareholders.

The Funds’ investment objectives and policies are similar; however, there are certain differences. Each Fund invests in an Equity Portfolio that seeks to correlate with or substantially replicate the price movements of an index, while employing an Option Strategy by selling call options on a fixed or varying percentage of the market value of the Equity Portfolio.

The Acquiring Fund’s investment objective is to seek attractive total return with less volatility than the S&P 500 Index. Under normal circumstances, the Acquiring Fund will invest at least 80% of its assets in a diversified Equity Portfolio made up of securities comprising the S&P 500 Index (or securities that have economic characteristics that are similar to those securities comprising the S&P 500 Index) that seeks to substantially replicate price movements of the S&P 500 Index and is designed to support the Acquiring Fund’s Option Strategy. The Acquiring Fund employs a dynamic Option Strategy whereby the Fund’s sub-adviser sells (writes) call options on a varying percentage of the market value of the Fund’s Equity Portfolio based on its market outlook. The Acquiring Fund targets an overwrite level (i.e., the ratio of the notional value of call options sold by the Fund to the market value of the Fund’s Equity Portfolio) of 55% of the value of its Equity Portfolio over time, and the overwrite level will vary, based on market conditions, between 35% to 75% of the value of its Equity Portfolio.

Dow Dynamic Overwrite’s investment objective is to seek attractive total returns with less volatility than the Dow Jones Industrial Index (“DJIA”). Under normal circumstances, Dow Dynamic Overwrite will invest at least 80% of its assets in the thirty stocks included in the DJIA in approximately the amount such stocks are weighted in the DJIA and/or in other securities or financial instruments with economic characteristics that are similar to the thirty stocks included in the DJIA that are intended to correlate with the price movements of DJIA. Dow Dynamic Overwrite employs a dynamic Option Strategy whereby the Fund’s sub-adviser sells (writes) call options on a varying percentage of the market value of the Fund’s Equity Portfolio based on its market outlook. Dow Dynamic Overwrite targets an overwrite level (i.e., the ratio of the notional value of call options sold by the Fund to the market value of the Fund’s Equity Portfolio) of 55% of the value of its Equity Portfolio over time, and the overwrite level will vary, based on market conditions, between 35% to 75% of the value of its Equity Portfolio.

S&P Buy-Write’s investment objective is to seek attractive total return with less volatility than the S&P 500 Index. Under normal circumstances, S&P Buy-Write will invest at least 80% of its assets in a diversified Equity Portfolio made up of securities comprising the S&P 500 Index (or securities that have economic characteristics that are similar to those securities comprising the S&P 500 Index) that seeks to substantially replicate price movements of the S&P 500 Index and is designed to support the Fund’s Option Strategy. S&P Buy-Write employs a constant “buy-write” Option Strategy whereby the Fund’s sub-adviser sells (writes) index call options on a continuous basis on substantially the full value of the Fund’s Equity Portfolio.

Under normal circumstances each Fund expects to invest substantially all (at least 90%) of its Managed Assets (as defined below) in its Equity Portfolio or otherwise in pursuit of its investment objective.

The Acquiring Fund’s and the Target Funds’ strategy of using, respective broad-based indices, as the relevant benchmark for its Equity Portfolio and Option Strategy is not considered fundamental and can be changed without a vote of the common shareholders. However, any use of an alternative index must be approved by the Fund’s Board and requires 60 days’ prior written notice to common shareholders.

Each Fund may not invest more than 25% of its total assets in securities of issuers in any one industry, except that if 25% or more of the securities in its respective index are issued by companies in one industry, a Fund would concentrate in that industry unless the Fund would need to avoid concentration in order to implement its investment strategy as it relates to avoiding the adverse tax treatment associated with straddle positions.

To the extent of any differences in the investment objectives, policies or principal investment strategies of the Funds, the investment objective, policies and principal investment strategies of the Acquiring Fund will apply to the combined fund following the Mergers.

Note that (1) each Fund’s investment objective; and (2) each Fund’s industry concentration policy generally to not invest more than 25% of its total assets in securities of issuers in any one industry are fundamental policies that may not be changed without the approval of the holders of a majority of the outstanding common shares. The term “majority of the outstanding” shares means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present in person (including virtually) or represented by proxy, or (2) more than 50% of the shares, whichever is less. With respect to each Fund’s policy of investing at least 80% of its Assets in its Equity Portfolio, such policy may not be changed without 60 days’ prior written notice to shareholders.

PORTFOLIO COMPOSITION

In addition to and supplementing the Joint Proxy Statement/Prospectus, the Acquiring Fund’s portfolio will be composed principally of the investments described below.

Common Stocks

The Fund expects to invest in a portfolio of individual common stocks designed to replicate the risk and return profile, and thereby substantially replicate price movements, of the S&P 500 Index. The Fund may also invest in other investment companies, including exchange-traded funds (ETFs), that provide similar exposure to individual common stocks consistent with the Fund’s investment objective. Common stocks generally represent an ownership interest in an issuer, without preference over any other class of securities, including such issuer’s debt securities, preferred stock and other senior equity securities. Common stocks are entitled to the income and increase in the value of the assets and business of the issuer after all its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

An investment in the Fund should be made with an understanding of the risks that an investment in common stocks entails, including the risk that the financial condition of the issuers of the equity securities or the general condition of the common stock market may worsen and the value of the equity securities and therefore the value of the Fund may decline. The Fund may not be an appropriate investment for those who are unable or unwilling to assume the risks involved generally with an equity investment. The past market and earnings performance of any of the equity securities included in the Fund is not predictive of their future performance. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers. Shareholders of common stocks of the type held by the Fund have a right to receive dividends only when and if, and in the amounts, declared by the issuer’s board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid or provided for. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends that could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of common stocks is subject to market fluctuations for as long as the common stocks remain outstanding, and thus the value of the equity securities in the Fund will fluctuate over the life of the Fund and may be more or less than the price at which they were purchased by the Fund. The equity securities held in the Fund may appreciate or depreciate in value (or pay dividends) depending on the full range of economic and market influences affecting these securities, including the impact of the Fund’s purchase and sale of the equity securities and other factors.

Option Strategy

An option contract is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the reference instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the reference instrument (or the cash) upon payment of the exercise price or to pay the exercise price upon delivery of the reference instrument (or the cash). Upon exercise of an index option, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. Options may be “covered,” meaning that the party required to deliver the reference instrument if the option is exercised owns that instrument (or has set aside sufficient assets to meet its obligation to deliver the instrument). Options may be listed on an exchange or traded in the over-the-counter (“OTC”) market. In general, exchange-traded options have standardized exercise prices and expiration dates and may require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller but are subject to counterparty risk. The ability of the Fund to transact business with any one or any number of counterparties, the lack of any independent evaluation of the counterparties or their financial capabilities, and the absence of a regulated market to facilitate settlement, may increase the potential for losses to the Fund. OTC options also involve greater liquidity risk. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes limited.

In carrying out its Options Strategy, the Fund may write index call options on the S&P 500 Index and other broad-based indices and may, if the Fund’s sub-adviser deems conditions appropriate, write call options on a variety of other equity market indices. As the seller of an index call option, the Fund receives a premium from the purchaser. The purchaser of the index call option has the right to any appreciation in the value of the index over the exercise price upon the exercise of the call option or the expiration date. If, at expiration, the purchaser exercises the index option sold by the Fund, the Fund will pay the purchaser the difference between the cash value of the index and the exercise price of the index option. The premium, the exercise price and the market value of the index determine the gain or loss realized by the Fund as the seller of the index call option.

The Fund may also write call options on custom baskets of securities. A custom basket call option is an OTC option with a counterparty whose value is linked to the market value of a portfolio of underlying securities and is collateralized by a portion of the Fund’s Equity Portfolio. In designing the custom basket call options, the Sub-Adviser will primarily select assets not held by the Fund. In order to minimize the difference between the returns of the underlying securities in the custom basket (commonly referred to as a tracking error), the sub-adviser will use optimization calculations when selecting the individual securities for inclusion in the custom basket.

The Fund may also write single name call options on individual stocks. A call option written by the Fund on an individual security is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration. Conversely, “naked” call options are those representing more shares of the security underlying the call than are held in the Fund’s portfolio. The Fund, in effect, sells the potential appreciation in the value of the security subject to the call option in exchange for the premium. The Fund may execute a closing purchase transaction with respect to an option it has sold and sell another option (with either a different exercise price or expiration date or both). The Fund’s objective in entering into such a closing transaction will be to optimize net index option premiums. The cost of a closing transaction may reduce the net option premiums realized from the sale of the option. This reduction could be offset, at least in part, by appreciation in the value of the underlying security held in the Fund’s Equity Portfolio, and by the opportunity to realize additional premium income from selling a new option.

The Fund may purchase put options. As the holder of a put option, the Fund has the right to sell the underlying instrument (or the cash value of the index) at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

The Fund’s purchases and sales of put options result in “put spreads.” A put spread is when a fund sells one put option and simultaneously buys an offsetting position in another put option. The maximum upside is the net premium collected and the maximum downside is equal to the difference in the respective strike prices, less the premium collected.

The Fund may purchase index put options if deemed strategically advisable by Nuveen Asset Management based on the relative cost of index put options compared to the protection afforded the Equity Portfolio by such index put options. Index put options will give the Fund, as holder of the options, the right to receive a cash payment from the seller of the options to the extent that the value of the S&P 500 Index is lower than the options’ exercise price upon its expiration. If a put option purchased by the Fund is not sold or expires when it has remaining value, or if the S&P 500 Index remains above the exercise price of the options at expiration, the Fund will lose its entire investment in the index put option. Also, when an S&P 500 Index put option is purchased to hedge all or part of the Fund’s Equity Portfolio, the price of the index put option may move more or less than the value of the Equity Portfolio.

Risks of Trading Options. The ability to successfully implement the Fund’s primary options strategy depends on the sub-adviser’s ability to react appropriately to pertinent market movements, which cannot be assured, and is subject to various additional risks. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

The value of the call options written by the Fund, which will be marked-to-market on a daily basis, will be affected by an increase in interest rates, changes in the actual or perceived volatility of the S&P 500 Index and the underlying common and the remaining time to the options’ expiration. The value of the options may also be adversely affected if the market for the options becomes less liquid or smaller.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Transactions by the Fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class that may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options that the Fund may write may be affected by options written or purchased by other investment advisory clients of the sub-adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the sub-adviser’s ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between the Fund’s portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

Other Investments

The Fund may invest in other securities as described below.

U.S. Government Securities. U.S. government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury,(ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. government to purchase certain obligations of the U.S. government agency or instrumentality or (iv) the credit of the agency or instrumentality. The Fund also may invest in any other security or agreement collateralized or otherwise secured by U.S. government securities. Agencies and instrumentalities of the U.S. government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Government National Mortgage Association, the Student Loan Marketing Association, the United States Postal Service, the Small Business Administration, the Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. government. Because the U.S. government generally is not obligated to provide support to its instrumentalities, the Fund will invest in obligations issued by these instrumentalities only if the Adviser determines that the credit risk with respect to such obligations is minimal.

Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies.

Repurchase Agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. government securities or municipal bonds) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will enter into repurchase agreements only with registered securities dealers or domestic banks that, in the opinion of the Adviser, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Adviser will demand additional collateral from the issuer to increase the collateral to at least that of the repurchase price, including interest.

Securities Issued by Non-U.S. Issuers. The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers that are U.S. dollar-denominated, which may include securities of issuers located, or conducting their business, in emerging market countries.

Securities of non-U.S. issuers include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) or other securities representing underlying shares of non-U.S. issuers. Positions in those securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. GDRs are U.S. dollar-denominated receipts evidencing ownership of non-U.S. securities. Generally, ADRs, in registered form, are designed for the U.S. securities markets and GDRs, in bearer form, are designed for use in non-U.S. securities markets. The Fund may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, the Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.

Investors should understand and consider carefully the risks involved in investing in securities of non-U.S. issuers. Investing in securities of non-U.S. issuers involves certain considerations comprising both risks and opportunities not typically associated with investing in securities of U.S. issuers. These considerations include: (i) less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile, meaning that, in a changing market, the Adviser may not be able to sell the Fund’s portfolio securities at times, in amounts or at prices they consider reasonable; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic developments may adversely affect the securities markets; (vi) withholding and other non-U.S. taxes may decrease the Fund’s return; (vii) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and/or interest to investors located outside the U.S. due to blockage of foreign currency exchanges or otherwise; and (viii) possible seizure, expropriation or nationalization of the company or its assets. These risks are more pronounced to the extent that the Fund invests a significant amount of its investments in issuers located in one region and to the extent that the Fund invests in securities of issuers in emerging markets. Although the Fund may hedge its exposure to certain of these risks, including the foreign currency exchange rate risk, there can be no assurance that the Fund will enter into hedging transactions at any time or at times or under circumstances in which it might be advisable to do so.

When-Issued and Delayed Delivery Transactions. The Fund may purchase and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions the payment obligation and the interest rate are fixed at the time the purchaser enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under rules of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times that is at least equal to the amount of any delayed payment commitment. Income generated by any such assets that provide taxable income for U.S. federal income tax purposes is includable in the taxable income of the Fund. The Fund may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within 60 days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and at the time of delivery the market value may be less than their cost.

Options on Securities. The Fund may purchase call options on stock or other securities. In addition, the Fund may seek to hedge a portion of its portfolio investments through writing (selling) call options.

The Fund will receive a premium when it writes call options, which increases the Fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund’s obligation as the seller of the option continues. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the security’s market value at the time of the option exercise over the Fund’s acquisition cost of the security, less the sum of the premium received for writing the option and the difference, if any, between the call price paid to the Fund and the Fund’s acquisition cost of the security. Thus, in some periods the Fund might receive less total return and in other periods greater total return from its hedged positions than it would have received from its underlying securities unhedged.

Options on Stock Indices. The Fund may purchase call options on stock indices (in addition to the S&P 500 Index) to enhance portfolio returns or to hedge against risks of market-wide price movements affecting its assets. In addition, the Fund may write call options on stock indices. The advisability of using stock index options to hedge against the risk of market-wide movements will depend on the extent of diversification of the Fund’s investments and the sensitivity of its investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the Fund’s investments correlate with price movements in the stock index selected. In addition, successful use by the Fund of options on stock indices will be subject to the ability of the Adviser to predict correctly changes in the relationship of the underlying index to the Fund’s portfolio holdings. No assurance can be given that the Adviser’s judgment in this respect will be correct.

Stock Index Futures Contracts. The Fund may purchase and sell stock index futures to enhance portfolio returns or as a hedge against movements in the equity markets. Stock index futures contracts are agreements in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

Parties to a futures contract must make “initial margin” deposits to secure performance of the contract. There are also requirements to make “variation margin” deposits from time to time as the value of the futures contract fluctuates.

The Fund and the Adviser and sub-adviser have claimed, respectively, an exclusion from registration as a commodity pool operator and as a commodity trading advisor under the Commodity Exchange Act (the “CEA”) and, therefore, none of the Fund, the Adviser, the sub-adviser or their officers and directors, are subject to the registration requirements of the CEA or regulation as a commodity pool operator or a commodity trading adviser under the CEA. The Fund reserves the right to engage in transactions involving futures and options thereon to the extent allowed by Commodity Futures Trading Commission (“CFTC”) regulations in effect from time to time and in accordance with the Fund’s policies. In addition, certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”) may limit the extent to which the Fund may enter into futures contracts or engage in options transactions.

The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs).

With respect to options purchased by the Fund, there are no daily cash payments made by the Fund to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value (“NAV”) of the Fund.

Other Futures Contracts and Options on Futures Contracts. The Fund’s use of derivative instruments also may include (i) U.S. Treasury security or U.S. government agency security futures contracts and (ii) options on U.S. Treasury security or U.S. government agency security futures contracts. All such futures contracts and options thereon must be traded and listed on an exchange. U.S. Treasury and U.S. government agency futures contracts are standardized contracts for the future delivery of a U.S. Treasury bond or U.S. Treasury note or a U.S. government agency security or their equivalent at a future date at a price set at the time of the contract. An option on a U.S. Treasury or U.S. government agency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser of the option the right, in return for the premium paid, to assume a position in a U.S. Treasury or U.S. government agency futures contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the seller of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the seller’s future margin account, which represents the amount by which the market price of the futures contract exceeds the exercise price of the option on the futures contract.

Risks Associated with Futures Contracts and Options on Futures Contracts. Futures prices are affected by many factors, such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Fund’s portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. Futures prices are affected by many factors, such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until the expiration of the contract. Further, the Fund’s use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to the sub-adviser’s ability to predict correctly changes in interest rate relationships or other factors. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends. No assurance can be given that the Adviser’s judgment in this respect will be correct.

There is no limit on the amount of the Fund’s assets that can be put at risk through the use of futures contracts and options thereon and the value of the Fund’s futures contracts and options thereon may equal or exceed 100% of the Fund’s total assets.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

An option is an instrument that gives the holder of the instrument the right, but not the obligation, to purchase or sell a predetermined number of specific securities (i.e., preferred stocks, common stocks or bonds) at a stated price within the expiration period of the instrument, which is generally less than 12 months from its issuance. If the right is not exercised after a specified period but prior to the expiration, the option expires.

Illiquid Securities. The Fund may invest without limit in securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, that are deemed to be illiquid, and certain repurchase agreements.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board or its delegate.

Short-Term Debt Securities. Under normal circumstances, the Fund will invest no more than 10% of its Managed Assets in short-term high quality fixed income instruments. During temporary defensive periods, the Fund may deviate from its investment objective and invest all or any portion of its assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. In such a case, the Fund may not pursue or achieve its investment objective. In addition, upon the sub-adviser’s recommendations that a change would be in the best interests of the Fund and upon concurrence by the Adviser, and subject to approval of the Board, the sub-adviser may deviate from its investment guidelines. These investments are defined to include, without limitation, the following:

(1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Corporation regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

(3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to purchase back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral.

If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the U.S. Bankruptcy Code.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The sub-adviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand.

Investments in commercial paper will be limited to commercial paper rated in the highest categories by a NRSRO and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Other Investment Companies. The Fund may invest in securities of other investment companies, including open- or closed-end investment companies or ETFs, that invest primarily in securities of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies either during periods when it has large amounts of uninvested cash, such as during periods when there is a shortage of attractive securities of the types in which the Fund may invest directly available in the market. As an investor in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The sub-adviser will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available securities of the types in which the Fund may invest directly. In addition, the securities of other investment companies may be leveraged and therefore will be subject to leverage risks. Leverage risks related to an investment in the securities of a leveraged investment company include the likelihood of greater volatility of the NAV and market price of the investment company’s shares.

Lending of Portfolio Securities

In order to generate additional income, the Fund may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks, or other institutional borrowers of securities that the Adviser has determined are creditworthy. The securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities, however the Fund bears the risk that the securities lending agent may default on its contractual obligations to the Fund. The Fund also bears the market risk with respect to the investment of the cash collateral used to secure the loan. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower. The Fund will pay a portion of the income earned on other lending transactions to the placing broker and may pay administrative and custodial fees in connection with these loans.

In these loan arrangements, the Fund will receive cash collateral equal to at least 102% of the value of the securities loaned as determined at the time of loan origination. If the market value of the loaned securities increases, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on the securities. Loans are subject to termination at any time by the Fund or the borrower. While the Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

When the Fund lends portfolio securities to a borrower, payments in lieu of dividends made by the borrower to the Fund will not constitute “qualified dividend income” taxable at the same rate as long-term capital gains for U.S. federal income tax purposes, even if the actual dividends would have constituted qualified dividend income had the Fund held the securities. However, the Fund currently recalls all loaned securities from the borrower so that it may receive dividends paid on the securities, if any.

INVESTMENT RESTRICTIONS

In addition to (1) each Fund’s investment objective; and (2) each Fund’s policy generally to not invest more than 25% of its total assets in securities of issuers in any one industry, the following investment restrictions are fundamental policies for the Funds and may not be changed without the approval of the holders of a majority of the outstanding common shares. For this purpose, “a majority of the outstanding shares” means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (2) more than 50% of the outstanding voting securities, whichever is less.

Except as described below, each Fund may not:

	Dow Dynamic Overwrite	S&P Buy-Write(1)	Acquiring Fund(1)
(1)

Issue senior securities, as defined in the 1940 Act, other than (i) preferred shares that immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness that immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction(2) set forth below;

Issue senior securities, as defined in the 1940 Act, other than (i) preferred shares that immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness that immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction(2) set forth below;

Issue senior securities, as defined in the 1940 Act, other than (i) preferred shares that immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness that immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction(2) set forth below;

(2)	Borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act;	Borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act;	Borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act;
(3)

Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act”) in connection with the purchase and sale of portfolio securities or acting as an agent or one of a group of co-agents in originating adjustable rate senior loans;

Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act”) in connection with the purchase and sale of portfolio securities or acting as an agent or one of a group of co-agents in originating adjustable rate senior loans;

Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act”) in connection with the purchase and sale of portfolio securities or acting as an agent or one of a group of co-agents in originating adjustable rate senior loans;

	Dow Dynamic Overwrite	S&P Buy-Write(1)	Acquiring Fund(1)
(4)

Invest more than 25% of its total assets in securities of issuers in any one industry; except that if 25% or more of the securities in the DJIA are issued by companies in one industry, the Fund will concentrate in that industry;

Invest more than 25% of its total assets in securities of issuers in any one industry, provided, however, that such limitation shall not apply to obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities, and provided further that for purposes of this limitation, the term “issuer” shall not include a lender selling a participation to the Fund together with any other person interpositioned between such lender and the Fund with respect to a participation;

Invest more than 25% of its total assets in securities of issuers in any one industry, provided, however, that such limitation shall not apply to obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities, and provided further that for purposes of this limitation, the term “issuer” shall not include a lender selling a participation to the Fund together with any other person interpositioned between such lender and the Fund with respect to a participation;

(5)

Purchase or sell real estate, commodities or commodity contracts, except that, to the extent permitted by applicable law, the Fund may invest in securities or other investments directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein, and the Fund may purchase and sell financial futures contracts and options thereon; and

Purchase or sell real estate, except pursuant to the exercise by the Fund of its rights under loan agreements and except to the extent that interests in senior loans in which the Fund may invest are considered to be interests in real estate; and this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities;

Purchase or sell real estate, except pursuant to the exercise by the Fund of its rights under loan agreements and except to the extent that interests in senior loans in which the Fund may invest are considered to be interests in real estate; and this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities;

	Dow Dynamic Overwrite	S&P Buy-Write(1)	Acquiring Fund(1)
(6)	—

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, or except pursuant to the Fund’s Option Strategy or to the exercise by the Fund of its rights under loan agreements and except to the extent that interests in senior loans in which the Fund may invest are considered to be interests in commodities, and this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities;

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, or except pursuant to the Fund’s Option Strategy or to the exercise by the Fund of its rights under loan agreements and except to the extent that interests in senior loans in which the Fund may invest are considered to be interests in commodities, and this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities;

(7)	Make loans, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.	Make loans, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act; and	Make loans, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act; and
(8)	—

With respect to 75% of the value of the Fund’s total assets, purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer, and provided further that for purposes of this restriction, the term “issuer” includes both the borrower under a loan agreement and the lender selling a participation to the Fund together with any other persons interpositioned between such lender and the Fund with respect to a participation.

With respect to 75% of the value of the Fund’s total assets, purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer, and provided further that for purposes of this restriction, the term “issuer” includes both the borrower under a loan agreement and the lender selling a participation to the Fund together with any other persons interpositioned between such lender and the Fund with respect to a participation.

(1)This table presents the fundamental investment restrictions of each Fund as they appear in the respective Fund’s most recent registration statement. Accordingly, the use of certain defined terms in the table does not necessarily correspond with defined terms used elsewhere in this SAI.

Notwithstanding the investment restriction set forth in subparagraph (4) above with respect to Dow Dynamic Overwrite, such limitation shall not apply to obligations issued or guaranteed by the United States government or by its agencies or instrumentalities. For purposes of the investment restriction set forth in subparagraph (4) above with respect to Dow Dynamic Overwrite, the term “industry” refers to the separate industries that comprise the ten S&P 500 economic sectors included in the Standard & Poor’s and Morgan Stanley Capital International Global Industry Classification Standard.

Notwithstanding the limitation set forth in subparagraph (4) above with respect to S&P Buy-Write and the Acquiring Fund, both the institution selling the loan and the ultimate borrower would be considered “issuers” for purposes of this concentration policy unless the participation shifts to the Fund the direct debtor-creditor relationship with the borrower. In addition, with respect to subparagraph (4), both S&P Buy-Write and the Acquiring Fund will be concentrated in an industry or group of industries to the extent the S&P 500 Index is concentrated in an industry or group of industries.

The investment restriction set forth in subparagraph (5) above with respect to Dow Dynamic Overwrite shall not apply to Dow Dynamic Overwrite’s Option Strategy and shall not prevent to Dow Dynamic Overwrite from purchasing or selling options, futures contracts, or other derivatives instruments.

For the purpose of applying the limitation set forth in subparagraph (8) above with respect to S&P Buy-Write and the Acquiring Fund, a governmental issuer shall be deemed the single issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the single issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above.

Under the 1940 Act, each Fund may invest only up to 10% of its total assets in the aggregate in shares of other investment companies and only up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a stockholder in any investment company, each Fund will bear its ratable share of that investment company’s expenses, and will remain subject to payment of such Fund’s management, advisory and administrative fees with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent a Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and therefore will be subject to the same leverage risks described herein. Each Fund will consider the investments of underlying investment companies when determining compliance with Rule 35d-1 under the 1940 Act and when determining compliance with its own concentration policy, in each case to the extent such Fund has sufficient information about such investments after making a reasonable effort to obtain current information about the investments of underlying companies.

In addition to the foregoing fundamental investment policies, the Funds are also subject to the following non-fundamental restrictions and policies, which may be changed by the Board. Each Fund may not:

(1) sell securities short, except that the Fund may make short sales of securities if, at all times when a short position is open, the Fund owns at least an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2) purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder.

(3) purchase securities of companies for the purpose of exercising control, except to the extent that exercise by the Fund of its rights under loan agreements would be deemed to constitute exercising control.

(4) leverage its capital structure by issuing senior securities such as preferred shares or debt instruments. However, the Fund may borrow for temporary or emergency purposes and may enter into certain derivatives transactions that have the economic effect of leverage by creating additional investment exposure.

(5) with respect to Dow Dynamic Overwrite only, make investments for the purpose of exercising control or management.

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

Although the Funds have no current intention to issue preferred shares or incur borrowings, the Funds may be subject to certain restrictions imposed by either guidelines of one or more nationally recognized statistical rating organizations (“NRSROs”) that may issue ratings for preferred shares, if any, commercial paper or notes, or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Funds by the 1940 Act. If these restrictions were to apply, it is not anticipated that these covenants or guidelines would impede Nuveen Fund Advisors or Nuveen Asset Management from managing the Funds’ portfolio in accordance with such Fund’s investment objective and policies.

PORTFOLIO TURNOVER

Portfolio trading may be undertaken to accomplish each Fund’s investment objective. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Adviser and/or sub-adviser believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such securities, as compared with other securities of like quality and characteristics. A security may also be sold when the sub-adviser anticipates a change in the price of such security, the sub-adviser believes the price of a security has reached or is near a realistic maximum, or there are other securities that the sub-adviser believes are more attractive given the Fund’s investment objective.

Each Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund’s investment objective. While there can be no assurance thereof, each Fund anticipates that its annual portfolio turnover rate will generally not exceed 50% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the sub-adviser, investment considerations warrant such action. Therefore, depending upon market conditions, the annual portfolio turnover rate of a Fund may exceed 50% in particular years.

For the fiscal years ended December 31, 2024 and December 31, 2023, the portfolio turnover rates of each Fund were as follows:

	2024	2023
Dow Dynamic Overwrite	22%	12%
S&P Buy-Write	8%	16%
Acquiring Fund	17%	21%

There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when investment considerations warrant such action. A higher portfolio turnover rate may result in correspondingly greater brokerage commissions and other transactional expenses that are borne by each Fund. In addition, high portfolio turnover may result in the realization of net short-term capital gains by a Fund which, when distributed to shareholders, will be taxable as ordinary income for U.S. federal income tax purposes, or may result in greater amounts of net capital gain distributions.

INVESTMENT ADVISER AND SUB-ADVISERS

Investment Adviser

Nuveen Fund Advisors is the investment adviser to each Fund and is responsible for overseeing each Fund’s overall investment strategy, including the use of leverage, and its implementation. Nuveen Fund Advisors also is responsible for the ongoing monitoring of any sub-adviser to the Funds, managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Funds. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606.

Unless earlier terminated as described below, each Fund’s Investment Management Agreement with Nuveen Fund Advisors will remain in effect until August 1, 2026. Each Investment Management Agreement continues in effect from year to year so long as such continuation is approved at least annually by: (1) the Board or the vote of a majority of the outstanding voting securities of the Fund; and (2) a majority of the Board Members who are not interested persons of any party to the Investment Management Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement may be terminated at any time, without penalty, by either the Fund or Nuveen Fund Advisors upon 60 days’ written notice and is automatically terminated in the event of its assignment, as defined in the 1940 Act.

Pursuant to each Investment Management Agreement, each Fund has agreed to pay an annual management fee for the overall advisory and administrative services and general office facilities provided by Nuveen Fund Advisors. Each Fund’s management fee consists of two components—a complex-level fee, based on the aggregate amount of all eligible fund assets of Nuveen-branded closed- and open-end registered investment companies organized in the U.S., and a specific fund-level fee, based only on the amount of assets of such Fund. This pricing structure enables the Funds’ shareholders to benefit from growth in assets within each individual Fund as well as from growth of complex-wide assets managed by Nuveen Fund Advisors.

Nuveen Fund Advisors, a registered investment adviser, is a subsidiary of Nuveen, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of September 30, 2025, Nuveen managed approximately $1.4 trillion in assets, of which approximately $154.6 billion was managed by Nuveen Fund Advisors.

The total dollar amounts paid to Nuveen Fund Advisors by each Fund under each Fund’s Investment Management Agreement for each Fund’s last three fiscal years are as follows:

Dow Dynamic Overwrite	2024	2023	2022
Gross Advisory Fees	$5,121,120	$4,938,219	$5,136,873
Waiver	$—	$—	$—
Net Advisory Fees	$5,121,120	$4,938,219	$5,136,873

S&P Buy-Write	2024	2023	2022
Gross Advisory Fees	$12,845,302	$11,720,779	$11,693,671
Waiver	$—	$—	$—
Net Advisory Fees	$12,845,302	$11,720,779	$11,693,671

Acquiring Fund	2024	2023	2022
Gross Advisory Fees	$2,585,268	$2,324,589	$2,340,990
Waiver	$—	$—	$—
Net Advisory Fees	$2,585,268	$2,324,589	$2,340,990

Sub-Advisers

Nuveen Asset Management, LLC. For Dow Dynamic Overwrite and the Acquiring Fund, Nuveen Fund Advisors has selected its wholly owned subsidiary, Nuveen Asset Management, located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as sub-adviser to each Fund. Nuveen Fund Advisors compensates Nuveen Asset Management for the portfolio management services it provides to the Funds from the management fees paid by the Funds. Nuveen Fund Advisors and Nuveen Asset Management retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

For the services provided pursuant to each Fund’s Sub-Advisory Agreement, Nuveen Fund Advisors pays Nuveen Asset Management a portfolio management fee, payable monthly, equal to 0.39% of the sub-adviser’s allocation of each Funds’ Managed Assets.

The total dollar amounts paid to Nuveen Asset Management by Nuveen Fund Advisors during Dow Dynamic Overwrite’s and the Acquiring Fund’s last three fiscal years are as follows:

Dow Dynamic Overwrite	2024	2023	2022
Sub-Advisory Fees	$2,338,953	$2,249,774	$2,351,464

Acquiring Fund	2024	2023	2022
Sub-Advisory Fees	$1,232,542	$1,118,562	$1,118,562

Gateway Investment Advisers, LLC. For S&P Buy-Write, Nuveen Fund Advisors has selected Gateway (together, with Nuveen Asset Management, the “Sub-Advisers” and each individually, a “Sub-Adviser”), located at 312 Walnut Street, 35th Floor, Cincinnati, Ohio 45202, to serve as sub-adviser to the Fund pursuant to a sub-advisory agreement between Nuveen Fund Advisors and Gateway.

For the services provided pursuant to S&P Buy-Write’s Sub-Advisory Agreement, Nuveen Fund Advisors pays Gateway a fee, payable monthly, equal to a percentage of the net advisory fees paid by the Fund to the Adviser in accordance with the following schedule:

Net Assets	Advisory Fee
Up to $200 million	55.0%
$200 million to $300 million	52.5%
$300 million and over	50.0%

The total dollar amounts paid to Gateway by Nuveen Fund Advisors during S&P Buy-Write’s last three fiscal years are as follows:

S&P Buy-Write	2024	2023	2022
Sub-Advisory Fees	$6,526,600	$5,964,910	$5,950,960

PORTFOLIO MANAGERS

Unless otherwise indicated, the information below is provided as of the date of this SAI.

Portfolio Management. David Friar, James Campagna, CFA, Darren Tran, CFA, Nazar Romanyak and Nazar Suschko of Nuveen Asset Management are the portfolio managers of both Dow Dynamic Overwrite and the Acquiring Fund and will manage the combined fund upon completion of the Merger.

In addition to managing Dow Dynamic Overwrite and the Acquiring Fund, the portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts, as of December 31, 2024:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
David A. Friar	Registered Investment Companies	3	$2.30 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	2	$0

James Campagna	Registered Investment Companies	26	$188.95 billion
	Other Pooled Investment Vehicles	6	$5.16 billion
	Other Accounts	7	$2.08 billion

Darren Tran	Registered Investment Companies	26	$188.95 billion
	Other Pooled Investment Vehicles	6	$5.16 billion
	Other Accounts	7	$2.08 billion

Nazar Romanyak	Registered Investment Companies	26	$188.95 billion
	Other Pooled Investment Vehicles	6	$5.16 billion
	Other Accounts	6	$1.13 billion

Nazar Suschko[1]	Registered Investment Companies	3	$2.22 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	3	$2.22 billion

*Assets are as of December 31, 2024. None of the assets in these accounts is subject to an advisory fee based on performance.

1Information provided is as of June 30, 2025

Michael T. Buckius, Kenneth H. Toft, Daniel M. Ashcraft, and Mitchell J. Trotta of Gateway are the portfolio managers of S&P Buy-Write.

In addition to managing the S&P Buy-Write, the portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts, as of December 31, 2024:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Michael T. Buckius	Registered Investment Companies	5	$7.4 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	38	$466.5 million

Kenneth H. Toft	Registered Investment Companies	5	$7.4 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	12	$237.7 million

Daniel M. Ashcraft	Registered Investment Companies	5	$7.4 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	34	$436.7 million

Mitchell J. Trotta	Registered Investment Companies	4	$7.3 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	23	$337.1 million

*Assets are as of December 31, 2024. None of the assets in these accounts is subject to an advisory fee based on performance.

Compensation

Nuveen Asset Management, LLC. Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long-term incentive payments.

Portfolio managers are compensated through a combination of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.

Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.

Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent one-, three- and five-year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent one-, three- and five-year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.

Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Funds managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.

Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Funds and the other accounts shown in the table above.

Gateway Investment Advisers, LLC. Messrs. Buckius, Toft, Ashcraft and Trotta are compensated for their services by Gateway. Their compensation is comprised of three parts: base salary; incentive compensation related to the profitability of Gateway (with management fees for the Fund and all other Gateway-managed accounts being asset-based, not performance-based, either absolutely or in relation to any benchmark); and a retirement plan. The incentive compensation component, comprised of both a long-term incentive pool and a short-term incentive pool, is anticipated to be larger than the base salary component. Certain portfolio managers are parties to employment agreements that provide for automatic renewals for successive one-calendar-year periods and, among other things, a specified base salary and certain undertakings not to compete with the Adviser or solicit its clients. The non-competition and non-solicitation undertakings will expire one year from the termination of employment.

Potential Material Conflicts of Interest

Nuveen Asset Management, LLC Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous transactions for the Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the sub-adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Nuveen Asset Management or its affiliates, including TIAA, sponsor an array of financial products for retirement and other investment goals, and provide services worldwide to a diverse customer base. Accordingly, from time to time, a Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual restrictions that arise due to another client account’s investments and/or the internal policies of Nuveen Asset Management, TIAA or its affiliates designed to comply with such restrictions. As a result, there may be periods, for example, when Nuveen Asset Management will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which investment limits have been reached.

The investment activities of Nuveen Asset Management or its affiliates may also limit the investment strategies and rights of the Funds. For example, in certain circumstances where the Funds invest in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invest in certain futures and derivative transactions, there may be limits on the aggregate amount invested by Nuveen Asset Management or its affiliates for the Funds and other client accounts that may not be exceeded without the grant of a license or other regulatory or corporate consent. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of Nuveen Asset Management, on behalf of the Funds or other client accounts, to purchase or dispose of investments or exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. As a result, Nuveen Asset Management, on behalf of the Funds or other client accounts, may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when Nuveen Asset Management, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

Gateway Investment Advisers, LLC. The portfolio managers may manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts. Fees earned by Gateway may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, Gateway believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors. In addition, Gateway has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

Beneficial Ownership of Securities. The following table sets forth the dollar range of equity securities beneficially owned by Dow Dynamic Overwrite’s and the Acquiring Fund’s portfolio managers as of December 31, 2024:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in Dow Dynamic Overwrite	Dollar Range of Equity Securities Beneficially Owned in the Acquiring Fund
David A. Friar	$0	$0
James Campagna	$0	$0
Darren Tran	$0	$0
Nazar Romanyak	$0	$0
Nazar Suschko[1]	$0	$0

1Information provided is as of June 30, 2025

The following table sets forth the dollar range of equity securities beneficially owned by S&P Buy-Write’s portfolio managers as of December 31, 2024:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in S&P Buy-Write
Michael T. Buckius	$0
Kenneth H. Toft	$50,001-$100,000
Darren Tran	$0
Daniel M. Ashcraft	$0
Mitchell J. Trotta	$0

CODE OF ETHICS

The Funds, Nuveen Fund Advisors, Nuveen Asset Management, Gateway and other related entities have adopted codes of ethics under Rule 17j-1 under the 1940 Act, which essentially prohibit certain of their personnel, including the Funds’ portfolio managers, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Funds’, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Personnel subject to the codes of ethics may purchase shares of a Fund and may generally invest in securities in which the Funds may also invest subject to the restrictions set forth in the codes of ethics. Text-only versions of the codes of ethics of the Fund, Nuveen Fund Advisors, Nuveen Asset Management and Gateway can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. In addition, copies of the codes of ethics may be obtained, after paying the appropriate duplicating fee, by e-mail request at publicinfo@sec.gov.

PROXY VOTING POLICIES

The Adviser has delegated to the Funds’ Sub-Advisers the full responsibility for proxy voting on securities held in a Fund’s portfolio and related duties in accordance with each Sub-Adviser’s policies and procedures. The Adviser periodically monitors each Sub-Adviser’s voting to ensure that it is carrying out its duties. Nuveen Asset Management’s proxy voting policies and procedures are attached to this filing as Appendix A and Gateway’s proxy voting policies and procedures are attached to this filing as Appendix B.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (800) 257-8787 or from the Fund’s website at http://www.nuveen.com, and on the SEC’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board and Nuveen Fund Advisors, Nuveen Asset Management is responsible for decisions to purchase and sell securities for Dow Dynamic Overwrite and the Acquiring Fund, the negotiation of the prices to be paid and the allocation of transactions among various dealer firms. Similarly, Gateway is responsible for decisions to purchase and sell securities for S&P Buy-Write, the negotiation of the prices to be paid and the allocation of transactions among various dealer firms. Transactions on stock exchanges involve the payment by the Funds of brokerage commissions. There generally is no stated commission in the case of securities traded in the OTC market, but the prices paid by the Funds usually include an undisclosed dealer commission or mark-up. Transactions in the OTC market can also be placed with broker-dealers who act as agents and charge brokerage commissions for effecting OTC transactions. Each Fund may place its OTC transactions either directly with principal market makers, or with broker-dealers if that is consistent with its Sub-Adviser’s obligation to obtain best qualitative execution. In certain instances, the Funds may make purchases of underwritten issues at prices that include underwriting fees.

Portfolio securities may be purchased directly from an underwriter or in the OTC market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from a Sub-Adviser or its affiliates or affiliates of a Sub-Adviser except in compliance with the 1940 Act.

It is each Sub-Adviser’s policy to seek the best execution under the circumstances of each trade. The Sub-Advisers will evaluate price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be each Sub-Adviser’s practice to select dealers that, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to a Sub-Adviser. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to a Sub-Adviser’s own research efforts, the receipt of research information is not expected to reduce significantly a Sub-Adviser’s expenses. While the Sub-Advisers will be primarily responsible for the placement of the business of the Funds, Each Sub-Adviser’s policies and practices in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of the Funds.

Each Sub-Adviser may manage other investment accounts and investment companies for other clients that may invest in the same types of securities as the Funds and that may have investment objectives similar to those of the Funds. Each Sub-Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell assets or securities by each Fund and another advisory account. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) a Sub-Adviser reasonably determines that departure from a pro rata allocation is advisable. There may also be instances where a Fund will not participate at all in a transaction that is allocated among other accounts. While these allocation procedures could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board that the benefits available from a Sub-Adviser’s management outweigh any disadvantage that may arise from a Sub-Adviser’s larger management activities and its need to allocate securities.

The information in the table below reflects the aggregate brokerage commission paid by Dow Dynamic Overwrite, S&P Buy-Write and the Acquiring Fund for the last three fiscal years:

	2024	2023	2022
Dow Dynamic Overwrite	$8,128	$14,850	$3,703
S&P Buy-Write	$92,637	$132,544	$31,985
Acquiring Fund	$7,990	$9,536	$9,371

During its most recently completed fiscal year, each Fund did not pay commissions in return for research services or hold any securities of its regular broker-dealers.

During the fiscal year ended December 31, 2024, the Funds acquired securities of their regular brokers or dealers, as defined in Rule 10b-1 under the 1940 Act, or of the parents of such brokers or dealers. The following table provides the names of those brokers or dealers and states the value of the Funds’ aggregate holdings of the securities of each issuer as of December 31, 2024:

Fund	Broker/Dealer	Issuer	Aggregate Fund Holdings of Broker/Dealer or Parent (as of December 31, 2024)
Dow Dynamic Overwrite	Goldman Sachs & Co.	The Goldman Sachs Group Inc.	$49,174,888
	JP Morgan Securities, Inc.	JPMorgan Chase & Co.	$20,585,576
S&P Buy-Write	Bank of America	Bank of America Corp	$10,666,269
	Morgan Stanley & Co.	Morgan Stanley	$—
Acquiring Fund	Goldman Sachs & Co.	The Goldman Sachs Group Inc.	$2,210,313
	JP Morgan Securities, Inc.	JPMorgan Chase & Co.	$5,829,747

Under the 1940 Act, each Fund may not purchase portfolio securities from any underwriting syndicate of which Nuveen Securities, LLC is a member except under certain limited conditions set forth in Rule 10f-3 under the 1940 Act. The Rule sets forth requirements relating to, among other things, the terms of a security purchased by the Funds, the amount of securities that may be purchased in any one issue and the assets of the Funds that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by each Fund’s Board, including a majority of the independent trustees.

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Acquiring Fund is a closed-end investment company, and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Acquiring Fund’s common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), NAV, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than NAV, the Acquiring Fund’s Board has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from NAV in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at NAV, or the conversion of the Fund to an open-end investment company. However, there can be no assurance that the Board will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount.

Subject to its investment limitations, the Acquiring Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the Securities Exchange Act of 1934 and the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from NAV with respect to the Acquiring Fund will be made by the Board at the time it considers such issue, it is the Board’s current policy, which may be changed by the Board, not to authorize repurchases of common shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the NYSE, or (b) impair the Fund’s status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund’s taxable income to be taxed at the fund level in addition to the taxation of shareholders who receive dividends from the Fund), or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objective and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition that would have a material adverse effect (including any adverse tax effect) on the Acquiring Fund or its shareholders if shares were repurchased. The Board may in the future modify these conditions in light of experience.

The repurchase by the Acquiring Fund of its shares at prices below NAV will result in an increase in the NAV of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below NAV will result in the Fund’s shares trading at a price equal to their NAV. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers at NAV from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and NAV that might otherwise exist.

In addition, a purchase by the Acquiring Fund of its common shares will decrease the Fund’s total assets, which would likely have the effect of increasing the Fund’s expense ratio.

Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Acquiring Fund’s common shares, unless the conversion has been approved by the requisite vote of the Board Members, in which case a majority vote of the requisite holders would be required. See the Joint Proxy Statement/Prospectus under “Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws” for a discussion of voting requirements applicable to conversion of the Fund to an open-end investment company.

If the Fund converted to an open-end investment company, the Fund’s common shares would no longer be listed on the NYSE. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act or rules thereunder) at their NAV, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board may at any time propose conversion of the Fund to an open-end investment company depending upon its judgment as to the advisability of such action in light of circumstances then prevailing.

Before deciding whether to take any action if the Acquiring Fund’s common shares trade below NAV, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.

FEDERAL INCOME TAX MATTERS

The following is a general summary of certain U.S. federal income tax consequences that may be relevant to a shareholder that acquires, holds and/or disposes of shares of the Acquiring Fund. Substantially similar consequences would be relevant to a shareholder that acquires, holds and/or disposes of shares of the Target Funds. This discussion addresses only U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, shareholders with large positions in the Acquiring Fund, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign holders (except as discussed below), persons who hold their Acquiring Fund shares as or in a hedge against currency risk, constructive sale, conversion transaction or other integrated transaction, holders who are subject to the federal alternative minimum tax, investors with “applicable financial statements” within the meaning of section 451(b) of the Code, or tax-exempt or tax-advantaged plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences. The discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities as of the date of this SAI, all of which are subject to change or subject to new interpretations by the courts or the Internal Revenue Service (“IRS”) retroactively or prospectively. We have not sought and will not seek any ruling from the IRS regarding any matters discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to those set forth below. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Acquiring Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Acquiring Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

For purposes of this summary, a “U.S. shareholder” is a beneficial owner of shares of the Acquiring Fund that is, for federal income tax purposes, (i) an individual who is a citizen or resident of the United States, (ii) a corporation created or organized in or under the laws of the United States, any state thereof or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income tax regardless of its source or (iv) a trust (x) with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more United States persons (as defined under the Code) have the authority to control all of its substantial decisions or (y) that has in effect a valid election under applicable U.S. Treasury regulations to be treated as a United States person (as such term is defined under the Code).

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Acquiring Fund, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. The discussion below may not be applicable to an investor who is a partner in a partnership holding Acquiring Fund shares. Such investors should consult their own tax adviser regarding the tax consequences of acquiring, owning and disposing of shares of the Acquiring Fund.

The Acquiring Fund has elected to be treated, and the Acquiring Fund intends to continue to qualify each taxable year, as a regulated investment company (a “RIC”) under Subchapter M of the Code. To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Acquiring Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or non-U.S. currencies, other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships,” as defined in the Code; (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Acquiring Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Acquiring Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested, including through corporations in which the Acquiring Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or the securities of other RICs) of a single issuer, or two or more issuers that the Acquiring Fund controls and are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute each year an amount equal to or greater than the sum of 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and 90% of its net tax-exempt interest. The requirements for qualification as a RIC may significantly limit the extent to which the Acquiring Fund may make certain investments.

If the Acquiring Fund failed to qualify as a RIC in any taxable year, and was unable to cure such failure, the Acquiring Fund would be taxed in the same manner as a regular corporation on its taxable income (even if such income were distributed to its shareholders) and distributions to U.S. shareholders would not be deductible by the Acquiring Fund in computing its taxable income. Additionally, all distributions out of the Acquiring Fund’s current or accumulated earnings and profits (including distributions from net capital gain and net tax-exempt interest) would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income,” as discussed below in the case of non-corporate U.S. shareholders and (ii) for the dividends received deduction under section 243 of the Code (the “Dividends Received Deduction”) in the case of corporate U.S. shareholders, provided certain holding period and other requirements under the Code are satisfied. In addition, the Acquiring Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC.

As a RIC, the Acquiring Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (determined without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it timely distributes to its U.S. shareholders. The Acquiring Fund may retain for investment some (or all) of its net capital gain. However, if the Acquiring Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at the regular corporate rate on the amount retained. If the Acquiring Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the U.S. federal income tax paid by the Acquiring Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the basis of shares owned by a shareholder of the Acquiring Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the U.S. federal income tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Acquiring Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and the net capital gain not otherwise retained by the Acquiring Fund.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a non-deductible 4% federal excise tax at the Acquiring Fund level. To prevent imposition of the excise tax, the Acquiring Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary taxable income (not taking into account any capital gains or losses) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (iii) any ordinary taxable income and capital gains for previous years that were not distributed during those years and on which the Acquiring Fund paid no U.S. federal income tax. To prevent application of the excise tax, the Acquiring Fund intends to make its distributions in accordance with the calendar year distribution requirement.

The Acquiring Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred on the first day of the succeeding taxable year in determining the Acquiring Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred on the first day of the succeeding taxable year in characterizing Acquiring Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October capital losses”) and certain other “late-year ordinary losses” as defined in Section 852(b)(8) of the Code.

The treatment of capital loss carryovers for the Acquiring Fund is similar to the rules that apply to capital loss carryovers of U.S. individuals, which provide that such losses are carried over indefinitely. If the Acquiring Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year, the excess (if any) of the Acquiring Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Acquiring Fund’s next taxable year, and the excess (if any) of the Acquiring Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Acquiring Fund’s next taxable year. The carryover of capital losses may be limited under the general loss limitation rules if the Acquiring Fund experiences an ownership change as defined in the Code.

The Acquiring Fund’s taxable year ends December 31. As of December 31, 2024, the Acquiring Fund had no unused capital loss carryforwards available for U.S. federal income tax purposes to be applied against capital gains.

Distributions

Except for distributions of qualified dividend income (discussed below), distributions to shareholders of net investment income received by the Acquiring Fund and of net short-term capital gains realized by the Acquiring Fund, if any, will be taxable to its U.S. shareholders as ordinary income. Distributions by the Acquiring Fund of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital losses), if any, are taxable as long-term capital gains, regardless of the length of time the U.S. shareholder has owned the shares with respect to which such distributions are made. Distributions, if any, in excess of the Acquiring Fund’s current and accumulated earnings and profits will first reduce the adjusted tax basis of a U.S. shareholder’s shares and, after that basis has been reduced to zero, will constitute capital gain to the U.S. shareholder (assuming the associated shares are held as a capital asset).

“Qualified dividend income” received by non-corporate U.S. shareholders is taxed for U.S. federal income tax purposes at rates equivalent to long-term capital gain tax rates, which currently reach a maximum of 20%. Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain specified criteria. In order for some portion of the dividends received by a U.S. shareholder of the Acquiring Fund to be qualified dividend income, the Acquiring Fund must meet certain holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the U.S. shareholder must meet the same holding period and other requirements with respect to the U.S. shareholder’s Acquiring Fund shares. A dividend will not be treated as qualified dividend income (at either the Acquiring Fund or U.S. shareholder level) (i) if the dividend is received with respect to any share of stock held (or treated as held) for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning on the date which is 90 days before the date on which the stock becomes ex-dividend with respect to such dividend), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company or surrogate foreign corporation that is not treated as a domestic corporation.

In general, dividends of net investment income received by corporate U.S. shareholders of the Acquiring Fund will qualify for the 50% Dividends Received Deduction generally available to U.S. corporations to the extent of the amount of eligible dividends received by the Acquiring Fund from domestic corporations for the taxable year. A dividend received by the Acquiring Fund will not be treated as a qualifying dividend (i) if it has been received with respect to any share of stock that the Acquiring Fund has held (or is treated as holding) for less than 46 days (or 91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (or during the 181-day period beginning 90 days before the date on which such share becomes ex-dividend with respect to such dividend in the case of certain preferred stock) or (ii) to the extent that the Acquiring Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the Dividends Received Deduction may be disallowed or reduced (i) if a corporate U.S. shareholder fails to satisfy the foregoing requirements with respect to its shares of the Acquiring Fund or (ii) by application of various provisions of the Code (for instance, the Dividends Received Deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). For purposes of determining the holding period for stock on which a dividend is received, such holding period is reduced for any period the recipient has an option to sell, is under a contractual obligation to sell or has made (and not closed) a short sale of substantially identical stock or securities, and in certain other circumstances.

The straddle rules discussed below could cause distributions that would otherwise qualify for the Dividends Received Deduction or constitute qualified dividend income to fail to satisfy the applicable holding period requirements.

The tax character of dividends and distributions is the same for U.S. federal income tax purposes whether reinvested in additional shares of the Acquiring Fund or paid in cash.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date during one of those months and paid during the following January, will be treated for U.S. federal income tax purposes as having been distributed and paid by the Acquiring Fund (and received by the shareholders) on December 31 of the year the dividends were declared.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the NAV of those shares.

A dividend or distribution received shortly after the purchase of shares reduces the NAV of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to a shareholder of the Acquiring Fund. If the NAV of shares were reduced below the shareholder’s cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions, although also in effect returns of capital, would be taxable to the shareholder in the same manner as other dividends or distributions. This is known as “buying a dividend” and should be avoided by taxable investors.

If the Acquiring Fund utilizes leverage through borrowings, or otherwise, asset coverage limitations imposed by the 1940 Act as well as additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or eliminate the Acquiring Fund’s ability to make distributions on its common shares and/or preferred shares, if any, until the asset coverage is restored. These limitations could prevent the Acquiring Fund from distributing at least 90% of its investment company taxable income as is required under the Code and therefore might jeopardize the Acquiring Fund’s qualification as a RIC and/or might subject the Acquiring Fund to a non-deductible 4% federal excise tax. Upon any failure to meet the asset coverage requirements imposed by the 1940 Act, the Acquiring Fund may, in its sole discretion and to the extent permitted under the 1940 Act, purchase or redeem preferred shares, if any, in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Acquiring Fund and its shareholders of failing to meet the distribution requirements. There can be no assurance, however, that any such action would achieve these objectives. The Acquiring Fund endeavors to avoid restrictions on its ability to distribute dividends.

The IRS currently requires that the Acquiring Fund report distributions paid with respect to its common stock as consisting of a portion of each type of income distributed by the Acquiring Fund. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of the total Acquiring Fund dividends received by such class. Thus, the Acquiring Fund will report dividends paid as capital gain or ordinary income in a manner that allocates such dividends between the holders of its common stock in proportion to the total dividends paid to each such class with respect to the taxable year, or otherwise as required by applicable law.

Sale or Liquidation of Acquiring Fund Shares

The sale, exchange or redemption of shares of the Acquiring Fund normally will result in capital gain or loss to U.S. shareholders who hold their shares as capital assets. Generally, a U.S. shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. Present U.S. federal income tax law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. For non-corporate U.S. shareholders, however, long-term capital gains are currently taxed at a maximum U.S. federal income tax rate of 20%, while short-term capital gains and other ordinary income are currently taxed at ordinary income rates. As discussed below, an additional 3.8% Medicare tax may also apply to certain U.S. shareholders that are individuals, estates or trusts on such U.S. shareholders’ capital gain from the sale or other disposition of their shares. If a U.S. shareholder sells or otherwise disposes of shares before holding them for more than six months, any loss on the sale or disposition will be treated as a long-term capital loss to the extent of any net capital gain dividends received (and undistributed net capital gain designated by the Acquiring Fund that is deemed to be received) by such shareholder with respect to such shares. Any loss realized on a sale or exchange of shares of the Acquiring Fund will be disallowed to the extent those shares of the Acquiring Fund are replaced by other substantially identical shares of the Acquiring Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement stock or securities will be adjusted to reflect the disallowed loss. The ability to deduct capital losses may be subject to other limitations under the Code.

Medicare Tax

Certain non-corporate U.S. shareholders are subject to an additional 3.8% tax on some or all of their “net investment income,” which includes, among other items of gross income, dividends and net capital gain distributions received from the Acquiring Fund and net gains from taxable dispositions of Acquiring Fund shares. This tax generally applies to the extent net investment income, when added to other modified adjusted gross income, exceeds $200,000 for an unmarried individual, $250,000 for a married taxpayer filing a joint return (or a surviving spouse), or $125,000 for a married individual filing a separate return. Shareholders should consult their tax advisers regarding the applicability of this tax in respect of their shares.

Nature of the Acquiring Fund’s Investments

The Acquiring Fund’s investments may be subject to special provisions of the Code that may, among other things, (i) convert distributions that would otherwise constitute qualified dividend income into ordinary income taxed at the higher rates applicable to ordinary income, (ii) treat distributions that would otherwise be eligible for the corporate dividends-received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert lower taxed long-term capital gains into higher taxed short-term capital gains or ordinary income, (v) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (vi) cause the Acquiring Fund to recognize income or gain without a corresponding receipt of cash, (vii) adversely alter the characterization of certain Acquiring Fund investments or distributions, and/or (viii) affect the Acquiring Fund’s ability to qualify as a RIC.

The Acquiring Fund may invest in, or write, certain futures and options contracts subject to section 1256 of the Code (“Section 1256 Contracts”). Some of the Acquiring Fund’s index call options may be considered Section 1256 Contracts and therefore may be subject to special tax rules. In general, any gain or loss arising from the lapse, closing out or exercise of a Section 1256 Contract is treated as 60% long- term and 40% short-term capital gain or loss, regardless of the period of time such Section 1256 Contract was actually held by the Acquiring Fund. In addition, the Acquiring Fund generally will be required to “mark to market” (i.e., treat as sold for fair market value) each outstanding index call option position that is a Section 1256 Contract at the close of each taxable year (and on October 31 of each year for excise tax purposes). If a Section 1256 Contract held by the Acquiring Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the “mark to market” rules.

The Acquiring Fund’s index call options that do not qualify as Section 1256 Contracts generally will be governed by Code section 1234. Pursuant to Code section 1234, if a written option expires unexercised, the premium received is short-term capital gain to the Acquiring Fund. If the Acquiring Fund enters into a closing transaction, the difference between the premium received for writing the option, and the amount paid to close out its position generally is short-term capital gain or loss.

Offsetting positions held by the Acquiring Fund involving certain derivative instruments, such as options, forward, and futures, as well as its long and short positions in portfolio securities, may be considered, for U.S. federal income tax purposes, to constitute “straddles.” Straddles are defined to include “offsetting positions” in actively traded personal property. For instance, a straddle can arise if the Acquiring Fund writes a call option on a stock (i.e., a call on a stock owned by the Acquiring Fund), or writes a call option on a stock index to the extent the Acquiring Fund’s stock holdings (and any subset thereof) and the index on which it has written a call overlap sufficiently to constitute a straddle under applicable Treasury Regulations. The tax treatment of “straddles” is governed by section 1092 of the Code which, in certain circumstances, overrides or modifies the rules applicable to 1256 Contracts described above. If the Acquiring Fund is treated as entering into a “straddle” and at least one (but not all) of the Acquiring Fund’s positions in derivative contracts comprising a part of such straddle is a Section 1256 Contract then such straddle could be characterized as a “mixed straddle.” The Acquiring Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to the Acquiring Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Acquiring Fund, losses realized by the Acquiring Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle can cause the holding periods to be tolled on the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute qualified dividend income or qualify for the Dividends Received Deduction to fail to satisfy the applicable holding period requirements described above and therefore be taxed as ordinary income or fail to qualify for the Dividends Received Deduction, as the case may be. Furthermore, the Acquiring Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The application of the straddle rules to certain offsetting Acquiring Fund positions can therefore affect the amount, timing and/or character of distributions to shareholders, and may result in significant differences from the amount, timing and/or character of distributions that would have been made by the Acquiring Fund if it had not entered into offsetting positions in respect of certain of its portfolio securities.

If the Acquiring Fund enters into a “constructive sale” of any appreciated financial position in its portfolio, the Acquiring Fund will be treated as if it had sold such position for fair market value and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when the Acquiring Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including, but not limited to: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon the Acquiring Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon the Acquiring Fund’s holding period in the position beginning with the date the constructive sale was deemed to have occurred and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Acquiring Fund’s taxable year and the Acquiring Fund holds the appreciated financial position unhedged throughout the 60-day period beginning on the day such transaction was closed.

The Acquiring Fund may acquire debt securities that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original-issue discount bond). If the Acquiring Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount unless the Acquiring Fund elects to include the market discount in taxable income as it accrues.

The application of certain requirements for qualification as a RIC and the application of certain other U.S. federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, the Acquiring Fund may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with the Acquiring Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury Regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of the Acquiring Fund’s income and gains and distributions to shareholders, affect whether the Acquiring Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a RIC and avoid U.S. federal income and excise taxes or limit the extent to which the Acquiring Fund may invest in certain derivatives and other investments in the future.

Generally, the character of the income or gains that the Acquiring Fund receives from another investment company will pass through to the Acquiring Fund’s shareholders as long as the Acquiring Fund and the other investment company each qualify as a RIC. However, to the extent that another investment company that qualifies as a RIC realizes net losses on its investments for a given taxable year, the Acquiring Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when the Acquiring Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably to the Acquiring Fund for U.S. federal income tax purposes as an ordinary deduction. In particular, the Acquiring Fund will not be able to offset any capital losses from its dispositions of shares of other investment companies against its ordinary income. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Acquiring Fund will be required to distribute to shareholders will be greater than such amounts would have been distributed had the Acquiring Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from the Acquiring Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Acquiring Fund invested directly in the securities held by the investment companies in which it invests.

Foreign Taxes

Income received by the Acquiring Fund from sources within foreign countries (including, for example, interest and dividends on securities of non-U.S. issuers) may be subject to withholding and other taxes imposed by such countries. In some cases, gain on the sale of shares of foreign issuers may also be subject to foreign tax. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. The Acquiring Fund does not expect to be eligible to elect to “pass through” to the Acquiring Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Acquiring Fund.

Tax-Exempt Shareholders

Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from U.S. federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Income of a RIC that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the RIC. However, notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of an investment in the Acquiring Fund where, for example: (i) the Acquiring Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Acquiring Fund invests in a real estate investment trust for U.S. federal tax purposes that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Acquiring Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

The Acquiring Fund’s shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Acquiring Fund until a shareholder begins receiving payments from their retirement account. Because each shareholder’s tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the Acquiring Fund.

Backup Withholding

The Acquiring Fund may be required to withhold U.S. federal income tax at a flat rate of 24% from all distributions and redemption proceeds payable to shareholders who fail to provide the Acquiring Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS (or the IRS notifies the Acquiring Fund) that they are subject to backup withholding. Corporate U.S. shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

Foreign Shareholders

U.S. taxation of a shareholder who is a beneficial owner of shares of the Acquiring Fund that is not a U.S. shareholder or a partnership for federal income tax purposes (“foreign shareholder”) depends on whether the income of the Acquiring Fund is “effectively connected” with a U.S. trade or business carried on by the foreign shareholder.

Income not Effectively Connected

If the income from the Acquiring Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income (without regard to the deduction for dividends paid) will generally be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable tax treaty), which tax is generally withheld from such distributions. Distributions which are reported by the Acquiring Fund as “interest-related dividends” or “short-term capital gain dividends” are exempt from such 30% U.S. withholding tax. Interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign shareholder and satisfy certain other requirements.

Distributions of net long-term capital gain dividends (including any amounts retained by the Acquiring Fund which are reported as undistributed capital gains) and gains recognized on the sale or other disposition of the Acquiring Fund’s common stock will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a foreign shareholder who is a nonresident alien individual, the Acquiring Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the foreign shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. See “Backup Withholding.”

Income Effectively Connected

If the income from the Acquiring Fund is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Acquiring Fund which are reported as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Acquiring Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. shareholders, whether such income is received in cash or reinvested in shares of the Acquiring Fund. A foreign shareholder that is a corporation may also be subject to the branch profits tax imposed by the Code. Certain certification and disclosure requirements, including delivery of a properly executed IRS Form W-8ECI, must be satisfied for income effectively connected with a U.S. trade or business to be exempt from the 30% U.S. withholding tax described above under “Foreign Shareholders—Income not Effectively Connected”.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Acquiring Fund.

FATCA Reporting and Withholding Requirements

The Foreign Account Tax Compliance Act (“FACTA”) generally requires the Acquiring Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Acquiring Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Acquiring Fund dividends, distributions, and redemption proceeds. The Acquiring Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulations. Investors are encouraged to consult with their tax advisers regarding the possible applicability of FACTA, the implications of these requirements on their investment in Acquiring Fund shares, and any other reporting requirements with respect to their own situation, including investments through an intermediary.

Pursuant to recently proposed regulations, the Treasury Department has indicated its intent to eliminate the requirements under FATCA of withholding on gross proceeds from the sale, exchange, maturity or other disposition of relevant financial instruments. The Treasury Department has indicated that taxpayers may currently rely on these proposed regulations pending their finalization.

Regulations on “Reportable Transactions”

Under Treasury regulations, generally, if a U.S. shareholder recognizes a loss with respect to Acquiring Fund common stock of $2 million or more for an individual U.S. shareholder or $10 million or more for a corporate U.S. shareholder in any single taxable year (or a greater loss amount over a combination of years), the U.S. shareholder must file with the IRS a disclosure statement on Form 8886. A U.S. shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Tax Considerations

Acquiring Fund shareholders may also be subject to additional state, local and foreign taxes on their Acquiring Fund distributions, dividends, and redemption proceeds depending on each shareholder’s particular situation. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Acquiring Fund.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

The custodian of each Fund’s assets is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services. The transfer, shareholder services and dividend disbursing agent of each Fund is Computershare Inc. and Computershare Trust Company, N.A., 150 Royall Street, Canton, Massachusetts 02021.

SUPPLEMENTAL FINANCIAL INFORMATION AND EXPERTS

The financial statements and financial highlights of each Fund contained in their Annual Reports for the fiscal year ended 2024 have been audited by PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm, as set forth in their reports thereon. In reliance upon such reports given on the authority of PwC as experts in accounting and auditing, the audited financial statements and financial highlights and related independent registered public accounting firm’s report for (i) Dow Dynamic Overwrite contained in Dow Dynamic Overwrite’s Annual Report for the fiscal year ended December 31, 2024 (File No. 811-22970); (ii) S&P Buy-Write contained in S&P Buy-Write’s Annual Report for the fiscal year ended December 31, 2024 (File No. 811-21619); and (iii) the Acquiring Fund, contained in the Acquiring Fund’s Annual Report for the fiscal year ended December 31, 2024 (File No. 811-21809), are incorporated herein by reference. The principal business address of PwC is One North Wacker Drive, Chicago, Illinois 60606.

In addition, the unaudited financial statements and financial highlights for (i)  Dow Dynamic Overwrite, contained in the Dow Dynamic Overwrite Semi-Annual Report for the period ended June 30, 2025 (file No. 811-22970); (ii)  S&P Buy-Write, contained in the S&P Buy-Write’s Semi-Annual Report for the period ended June 30, 2025 (file No. 811-21619)and (iii) the Acquiring Fund, contained in the Acquiring Fund’s Semi-Annual Report for the period ended June 30, 2025 (file No. 811-21809), are incorporated herein by reference.

Comparative fee tables showing the various fees and expenses of investing in common shares of the Target Funds, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to each proposed Merger, is included under the heading “Proposal No. 1—A. Synopsis—Comparative Expense Information” in the Joint Proxy Statement/Prospectus.

The Mergers will not result in a material change to each Target Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. As a result, a schedule of investments of each Target Fund modified to show the effects of the change is not required and is not included.

There are no material differences in the accounting policies of the Target Funds as compared to those of the Acquiring Fund.

ADDITIONAL INFORMATION

A Registration Statement on Form N-14, including amendments thereto, relating to the common shares of the Acquiring Fund offered hereby, has been filed by the Acquiring Fund with the SEC. The Joint Proxy Statement/Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Acquiring Fund and the common shares offered hereby, reference is made to the Acquiring Fund’s Registration Statement. Statements contained in the Joint Proxy Statement/Prospectus and this SAI as to the contents of any contract or other document referred to herein are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

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APPENDIX A
NUVEEN ASSET MANAGEMENT PROXY VOTING POLICIES

Nuveen Proxy Voting Policys

Applicability

This Policy applies to Nuveen associates acting on behalf of Nuveen Asset Management, LLC, (“NAM”), Teachers Advisors, LLC, (“TAL”) and TIAA-CREF Investment Management, LLC (“TCIM”), each an “Adviser” and collectively referred to as the “Advisers”

Policy Purpose and Statement

Proxy voting is the primary means by which shareholders may influence a publicly traded company’s governance and operations and thus create the potential for value and positive long-term investment performance. In certain cases, the Advisers may engage with Portfolio Companies as part of their process to make informed vote decisions and generally consider various factors including insights gained through engagement where that occurs. While the Advisers may generally share their views on a particular topic, these are not for the purpose of changing control of the issuer.

When an SEC registered investment adviser has proxy voting authority, the adviser has a fiduciary duty to vote proxies in the best interests of its clients and must not subrogate its clients’ interests to its own. In their capacity as fiduciaries and investment advisers, Advisers, vote proxies for the Portfolio Companies held by their respective clients, including investment companies and other pooled investment vehicles, institutional and retail separate accounts, and other clients as applicable. The Advisers have adopted this Policy, the Nuveen Proxy Voting Guidelines, and the Nuveen Proxy Voting Conflicts of Interest Policy for voting the proxies of the Portfolio Companies they manage. The Advisers leverage the expertise and services of an internal group referred to as Nuveen’s Stewardship Group to administer the Advisers’ proxy voting. The Stewardship Group adheres to the Advisers’ Proxy Voting Guidelines which are reasonably designed to ensure that the Advisers vote client securities in the best interests of the Advisers’ clients.

Policy Statement

Proxy voting is a key component of a Portfolio Company’s corporate governance program and is the primary method for exercising shareholder rights and articulating Nuveen’s position on the Portfolio Company’s behavior in an effort to enhance long-term shareholder value. Nuveen makes informed voting decisions in compliance with Rule 206(4)-6 (the “Rule”) of the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and applicable laws and regulations, (e.g., the Employee Retirement Income Security Act of 1974, “ERISA”).

Enforcement

As provided in the TIAA Code of Business Conduct, all associates are expected to comply with applicable laws and regulations, as well as the relevant policies, procedures and compliance manuals that apply to Nuveen’s business activities. Violation of this Policy may result in disciplinary action up to and including termination of employment.

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Terms and Definitions

Advisory Personnel includes the Adviser’s portfolio managers and research analysts.

Proxy Voting Guidelines (the ’‘Guidelines’’) are a set of pre-determined principles setting forth the manner in which the Advisers intend to vote on specific voting categories, and serve to assist clients, Portfolio Companies, and other interested parties in understanding how the Advisers generally intend to vote on proxy-related matters. The Guidelines are not exhaustive and do not necessarily dictate how the Advisers will ultimately vote with respect to any proposal or resolution. While the Guidelines are developed, maintained, and implemented by the Stewardship Group, and reviewed by the Nuveen Proxy Voting Committee, the portfolio managers of the Advisers maintain the ultimate authority with respect to how proxies will be voted and may determine to vote contrary to the Guidelines if such portfolio manager believes it is in the best interest of the respective Adviser’s clients to do so.

Portfolio Company refers to any publicly traded operating company held in an account that is managed by an Adviser or a Nuveen Affiliated Entity. For the avoidance of doubt, Portfolio Company excludes investment companies.

Policy Requirements

Investment advisers, in accordance with the Rule, are required to (i) adopt and implement written policies and procedures that are reasonably designed to ensure that proxies are voted in the best interest of clients, and address resolution of material conflicts that may arise, (ii) describe their proxy voting procedures to their clients and provide copies on request, and (iii) disclose to clients how they may obtain information on how the Advisers voted their proxies. Portfolio Companies may obtain information on how many shares the Advisers hold through regulatory filings and in public reports.

The Nuveen Proxy Voting Committee (the “Committee”), the Advisers, the Stewardship Group and Nuveen Compliance are subject to the respective requirements outlined below under Roles and Responsibilities.

Although it is the general policy to vote all applicable proxies received in a timely fashion with respect to securities selected by an Adviser for current clients, the Adviser may refrain from voting in certain circumstances where such voting would be disadvantageous, materially burdensome or impractical, or otherwise inconsistent with the overall best interest of clients.

Roles and Responsibilities

Nuveen Proxy Voting Committee

The purpose of the Committee is to establish a governance framework to oversee the proxy voting activities of the Advisers in accordance with the Policy. The Committee’s voting members will be comprised from Research, the Advisers, and the Stewardship Group. Non-voting members will be comprised from Nuveen Legal, Nuveen Compliance, Nuveen Advisory Product, and Nuveen Investment Risk. The Committee may invite others on a standing, routine and/or an ad hoc basis to attend Committee meetings. The CCOs of the CREF Funds and the Nuveen Funds shall be standing, non-voting invitees. The Committee has delegated responsibility for the implementation and ongoing administration of the Policy to the Stewardship Group, subject to the Committee’s ultimate oversight and responsibility as outlined in the Committee’s Proxy Voting Charter.

Advisers

1.Advisory Personnel maintain the ultimate decision-making authority with respect to how proxies will be voted, unless otherwise instructed by a client, and may determine to vote contrary to the Guidelines and/or a vote recommendation of the Stewardship Group if such

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Advisory Personnel determines it is in the best interest of the Adviser’s clients to do so. The rationale for all such contrary vote determinations will be documented and maintained.

2.When voting proxies for different groups of client accounts, Advisory Personnel may vote proxies held by the respective client accounts differently depending on the facts and circumstances specific to such client accounts. The rationale for all such vote determinations will be documented and maintained.

3.Advisory Personnel must comply with the Nuveen Proxy Voting Conflicts of Interest Policy with respect to potential material conflicts of interest

Nuveen Stewardship Group

1.Performs day-to-day administration of the Advisers’ proxy voting processes.

2.Seeks to vote proxies in adherence to the Guidelines, which have been constructed in a manner intended to align with the best interests of clients. In applying the Guidelines, the Stewardship Group, on behalf of the Advisers, takes into account several factors, including, but not limited to:

•Input from Advisory Personnel

•Third party research

•Specific Portfolio Company context, including environmental, social and governance practices, and financial performance.

3.Assists in the development of securities lending recall protocols in cooperation with the Securities Lending Committee.

4.Performs Form N-PX filings in accordance with regulatory requirements.

5.Delivers copies of the Advisers’ Policy to clients and prospective clients upon request in a timely manner, as appropriate.

6.Assists with the disclosure of proxy votes as applicable on corporate websites and elsewhere as required by applicable regulations.

7.Prepares reports of proxies voted on behalf of the Advisers’ investment company clients to their Boards or committees thereof, as applicable.

8.Performs an annual vote reconciliation for review by the Committee.

9.Arranges the annual service provider due diligence of proxy voting vendors, including a review of the service provider’s potential conflicts of interests, and presents the results to the Committee.

10.Facilitates quarterly Committee meetings, including agenda and meeting minute preparation.

11.Complies with the Nuveen Proxy Voting Conflicts of Interest Policy with respect to potential material conflicts of interest.

12.Creates and retains certain records in accordance with Nuveen’s Record Management program.

13.Oversees the proxy voting service provider with respect to its responsibilities, including making and retaining certain records as required under applicable regulation.

Nuveen Compliance

1.Seeks to ensure proper disclosure of Advisers’ Policy to clients as required by regulation or otherwise.

2.Seeks to ensure proper disclosure to clients of how they may obtain information on how the Advisers voted their proxies.

3.Assists the Stewardship Group with arranging the annual service provider due diligence and presenting the results to the Committee.

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4.Assesses regulatory developments, pronouncements and guidance notes in coordination with Legal partners to determine policy and process implications. Shares assessment results with the Committee.

5.Monitors for compliance with this Policy and retains records relating to its monitoring activities pursuant to Nuveen’s Records Management program.

Nuveen Legal

1.Provides legal guidance as requested.

Governance

Review and Approval

This Policy will be reviewed at least annually and will be updated sooner if substantive changes are necessary. The Policy Owner, the Committee and the NEFI Compliance Committee are responsible for the review and approval of this Policy.

Implementation

Nuveen has established the Committee to provide centralized management and oversight of the proxy voting process administered by the Stewardship Group for the Advisers in accordance with its Proxy Voting Committee Charter and this Policy.

Exceptions

Any request for a proposed exception or variation to this Policy will be submitted to the Committee for approval and reported to the appropriate governance committee(s), where appropriate.

Related Documents

•Nuveen Proxy Voting Committee Charter

•Nuveen Proxy Voting Guidelines

•Nuveen Proxy Voting Conflicts of Interest Policy and Procedures

•Nuveen Policy Statement on Responsible Investing

Policy Adoption Date	February 3, 2020
Effective Date of Current Policy/Last Date Reviewed	September 22, 2025
Governance	NEFI Compliance Committee
Policy Owner	Nuveen Proxy Voting Committee
Policy Leader	Nuveen Compliance

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APPENDIX B
GATEWAY INVESTMENT ADVISERS, LLC PROXY VOTING POLICIES

Gateway Investment Advisers, LLC
Section II: Proxy Voting, Policy 4

PROXY VOTING POLICY

4.1Overview

This proxy voting policy and related procedures apply to clients who desire Gateway Investment Advisers, LLC (Gateway) to vote proxies on their behalf, including registered investment companies advised (or sub-advised) by Gateway. Questions regarding this policy should be directed to Gateway’s CCO.

4.2Introduction

Gateway recognizes that voting rights are financial assets of its clients and that they must be managed accordingly; with voting decisions being made in the best interests of its clients who wish Gateway to exercise such authority and of shareholders of the registered investment companies for which it acts as adviser or sub-adviser (hereinafter referred collectively as “Clients”). Gateway, in turn, has retained Institutional Shareholder Services (ISS) as its proxy agent to recommend how to vote each proxy as well as administer the voting of proxies on behalf of Gateway.

4.3Role of Proxy Voting Agent

Gateway has engaged ISS, an independent proxy voting service, to assist in the voting of proxies. ISS is responsible for coordinating with each Client’s custodian to ensure that all proxy ballots relating to a Client’s portfolio are processed in a timely manner. To accommodate this process, Gateway has instructed ISS to follow the ISS United States Proxy Voting Guidelines and to automatically vote in accordance with ISS’ vote recommendations no later than five (5) calendar days prior to the vote submission deadline without Gateway’s prior approval.

ISS, with its vast research capabilities, has developed its U.S. and global proxy voting guidelines, which provide vote recommendations for proxy voting, that are designed to serve the best interests of investors. These guidelines outline the rationale for determining how particular issues should be voted. Gateway’s CIO, on an annual basis, will determine whether ISS’ applicable proxy guidelines continue to be in the best interests of Gateway’s Clients. Gateway will instruct ISS to vote in accordance with these guidelines unless at least one of the following conditions apply:

A.Gateway’s portfolio management team has decided to override the ISS vote recommendation for a Client(s) based on its own determination that the Client(s) would best be served with a vote contrary to the ISS recommendation based on Gateway’s higher degree of analysis of ISS’ vote recommendation. Such decision(s) will be documented by Gateway (and communicated to ISS if a decision(s) led to a vote override). Gateway’s CIO will determine, on an annual basis, as to which classification level an ISS vote recommendation should be analyzed further by Gateway (which may include highly contested matters regarding mergers and acquisitions, dissolutions, conversions, consolidations, or contested elections of directors); or

B.Gateway’s portfolio management team has decided to override ISS’ vote recommendation for a Client(s) based on its own determination that the Client(s) would best be served with a vote contrary to ISS’ recommendation based on Gateway’s consideration of certain additional information. Specifically, in the event Gateway becomes aware that an issuer has filed additional soliciting material with the SEC regarding ISS’ vote recommendation and if such additional information would reasonably be expected to affect Gateway’s voting determination, Gateway will consider this supplemental information if such additional material was submitted to Gateway via ISS no later than five (5) calendar days prior to the vote submission deadline. Only additional

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information from issuers that apply to the classification levels determined by the CIO would be considered information reasonably expected to affect Gateway’s voting determination. Information received within the five (5) calendar days before the cutoff time frame, but before the vote submission deadline, may be considered, but only on a best-efforts basis. Decision(s) as to whether this additional information affects whether or not Gateway follows ISS’ vote recommendation will be documented by Gateway (and communicated to ISS if the analysis led to a vote override); or

C.ISS does not give a vote recommendation, in which case Gateway will independently determine how a particular issue should be voted. In these instances, Gateway, through its portfolio management team, will document the reason(s) used in determining a vote and communicate Gateway’s voting instruction to ISS. Gateway will generally seek to vote in accordance with ISS’ guidelines; or

D.If voting on any particular security compromises Gateway’s ability to later transact in such security (e.g. shareblocking practices) or if, in Gateway’s judgment, the expected cost associated with the vote exceeds the expected benefits of the vote (e.g. non-U.S. security restrictions), then Gateway will abstain from voting on a particular security; or

E.If voting would impose costs on the Client, such as opportunity costs for the Client resulting from restricting the use of securities for lending in order to preserve the right to vote, then Gateway will not make efforts to vote these securities on behalf of the Client.

4.4Conflicts of Interest

From time to time, Gateway or an employee or another affiliate of Gateway may have a conflict of interest with respect to a proxy vote. A conflict of interest may exist, for example, if Gateway has a business relationship (or potential business relationship) with either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of any actual or potential conflict of interest, such as a personal conflict of interest (e.g., familial relationship with company management) or of a business relationship (e.g., Gateway is the investment manager to a soliciting company), shall disclose that conflict to the Legal and Compliance Department. In the event of a reported conflict, the Legal and Compliance Department will determine and record how the proxies in question shall be voted; although it is expected that ISS vote recommendations will be followed unless a determination to vote contrary to ISS is documented.

From time to time, ISS experiences conflicts of interest with respect to proxy votes. A conflict of interest can exist, for example, if a subsidiary of ISS has a business consultant relationship with an issuer and ISS is determining a vote recommendation on the same issuer. Gateway has formalized due diligence processes in place to determine, on an annual basis, if ISS’ efforts to mitigate such conflicts are reasonable.

4.5Due Diligence of Proxy Adviser

Gateway will follow formalized procedures to undertake continuing due diligence of ISS, both in the areas of research and the administrative tasks of proxy voting.

4.6Record Retention Requirements

A.In accordance with Rule 204-2(c)(2) under the Investment Advisers Act of 1940, as amended, Gateway will maintain the following records for a period of not less than five years:

1.This Gateway proxy voting policy;

2.Records of Clients’ written requests for this policy and/or their voting record;

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3.Gateway’s written response to such written or oral requests; and in instances that arise due to circumstances describe in Section 4.3 A, B and C, a memo as to how Gateway arrived at its decision to vote the proxies at issue.

B.ISS will make and retain, on Gateway’s behalf (as evidenced by an undertaking from ISS to provide a copy promptly upon request), the following documents:

1.A copy of a proxy statement*;

2.A record of each vote cast by Gateway on behalf of a Client; and

3.A copy of any document that was material to making a decision how to vote proxies on behalf of a Client or that memorialized the basis of that decision.

*Gateway may also rely on obtaining a copy from the EDGAR system.

4.7How to Obtain Voting Information

At any time, a Client may obtain this Proxy Voting Policy along with ISS’ Proxy Voting Guidelines Summary and his or her voting record upon the Client’s written or oral request to Gateway.

Effective Date: February 15, 2008, revised December 11, 2008, revised February 18, 2015, revised February 28, 2021, revised June 23, 2022.

PART C
OTHER INFORMATION

Item 15. Indemnification

Section 4 of Article XII of Registrant’s Declaration of Trust, as amended, provides as follows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

(a)       against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(b)       with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

(c)       in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

(i)        by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

(ii)       by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4, provided that either:

(a)       such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(b)      a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a “Disinterested Trustee” is one (x) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the word “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

The trustees and officers of the Registrant are covered by joint errors and omissions insurance policies against liability and expenses of claims of wrongful acts arising out of their position with the Registrant and other Nuveen funds, subject to such policies’ coverage limits, exclusions and deductibles.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the Declaration of Trust of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

(1)	Amended and Restated Declaration of Trust, dated December 22, 2014. (1)
(2)	Amended and Restated By-Laws of Registrant, dated February 28, 2024.(2)
(3)	Not applicable.
(4)	Form of Agreement and Plan of Merger is filed as Appendix A to the Joint Proxy Statement/Prospectus constituting Part A of the Registration Statement.
(5)	Not applicable.
(6)(a)	Investment Management Agreement, dated October 1, 2014.(1)
(6)(b)	Amendment of Investment Management Agreement, dated December 22, 2014. (1)
(6)(c)	Continuance of Investment Management Agreement, dated May 1. 2025. (5)
(6)(d)	Investment Sub-Advisory Agreement, dated December 19, 2014. (1)
(6)(e)	Notice of Continuance of Investment Sub-Advisory Agreement, dated May 1, 2025. (5)
(7)(a)	Distribution Agreement Relating to At-the-Market Offerings between the Registrant and Nuveen Securities, LLC, dated May 3, 2018. (7)
(7)(b)	Dealer Agreement Relating to At-the-Market Offerings between Nuveen Securities, LLC and UBS Securities, LLC, dated May 23, 2018. (7)
(7)(c)	Distribution Agreement Relating to At-the-Market Offerings between the Registrant and Nuveen Securities, LLC, dated July 12, 2021. (8)
(7)(d)	Dealer Agreement Relating to At-the-Market offerings between Nuveen Securities, LLC and UBS Securities, LLC dated July 22, 2021. (8)
(8)	Nuveen Fund Board Voluntary Deferred Compensation Plan for Independent Directors and Trustees, effective as of November 1, 2021. (6)
(9)(a)	Amended and Restated Master Custodian Agreement between the Nuveen Investment Companies and State Street Bank and Trust Company, dated July 15, 2015. (1)
(9)(b)	Amendment and Revised Appendix A to Amended and Restated Master Custodian Agreement, dated July 31, 2020. (4)
(9)(c)	Amendment and Revised Appendix A, effective September 8, 2022, to the Amended and Restated Master Custodian Agreement.(9)
(10)	Not applicable.
(11)	Opinion and Consent of Counsel is filed herewith.
(12)	Opinion and Consent of Vedder Price P.C. supporting the tax matters discussed in the Joint Proxy Statement/Prospectus.*

(13)(a)	Transfer Agency and Service Agreement, dated June 15, 2017 between Registrant and Computershare Inc. and Computershare Trust Company, N.A. (1)
(13)(b)	First Amendment and Schedule A to Transfer Agency and Service Agreement, dated September 7, 2017. (3)
(13)(c)	Second Amendment and updated Schedule A, dated February 26, 2018, to the Transfer Agency and Service Agreement dated June 15, 2017 between the Registrant and Computershare Inc. and Computershare Trust Company, N.A. (4)
(13)(d)	Third Amendment, dated May 11, 2020 to the Transfer Agency and Service Agreement dated June 15, 2017 between the Registrant and Computershare Inc. and Computershare Trust Company, N.A. (4)
(13)(e)	Amended and Restated Schedule A, effective March 28, 2023, to the Transfer Agency and Service Agreement. (10)
(13)(f)	Rule 12d1-4 Investment Agreement between RiverNorth Funds, as Acquiring Funds, and Nuveen CEFs, as Acquired Funds, dated January 19, 2022. (10)
(14)	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm, is filed herewith.
(15)	Not applicable.
(16)	Powers of Attorney. (11)
(17)	Form of Proxy is filed herein and appears following the Joint Proxy Statement/Prospectus constituting Part A of the Registration Statement.
(18)	Filing Fee Table is filed herewith.

* To be filed by amendment.

(1) Filed on March 29, 2018 as an exhibit to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-224036 and 811-21809) and incorporated by reference herein.

(2) Filed on March 6, 2024 as an exhibit to the Registrant’s Form 8-K (File No. 811-21809) and incorporated by reference herein.

(3) Filed on November 16, 2017 as an exhibit to Post-Effective Amendment No. 1 to Nuveen California AMT-Free Quality Municipal Income Fund’s Registration Statement on Form N-2 (File Nos. 333-184971 and 811-21212) and incorporated by reference herein.

(4) Filed on September 1, 2020 as an exhibit to Post-Effective Amendment No. 1 to Nuveen AMT-Free Municipal Value Fund’s Registration Statement on Form N-2 (File Nos. 333-223524 and 811-22253) and incorporated by reference herein.

(5) Filed on July 29, 2025 as an exhibit to Post-Effective Amendment No. 5 to Nuveen Enhanced High Yield Municipal Bond Fund’s Registration Statement on Form N-2 (File Nos. 333-231722 and 811-23445) and incorporated by reference herein.

(6) Filed on November 25, 2022 as an exhibit to Post-Effective Amendment No. 85 to Nushares ETF Trust’s Registration Statement on Form N-1A (File Nos. 333-212032 and 811-23161) and incorporated by reference herein.

(7) Filed on June 6, 2018 as an exhibit to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-224036 and 811-21809) and incorporated by reference herein.

(8) Filed on July 23, 2021 as an exhibit to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-237421 and 811-21809) and incorporated by reference herein.

(9) Filed on December 29, 2022 as an exhibit to Post-Effective Amendment No. 81 to Nuveen Investment Trust V’s Registration Statement on Form N-1A (File Nos. 333-138592 and 811-21979) and incorporated herein by reference.

(10) Filed on May 12, 2023 as an exhibit to Nuveen California Select Tax Free Income Portfolio’s Registration Statement on Form N-2 (File Nos. 333-271871 and 811-06623) and incorporated herein by reference.

(11) Filed on October 20, 2025 as an exhibit to the Registrant's Registration Statement on Form N-14 (File No. 333-290975) and incorporated by reference herein.

Item 17. Undertakings

(1)       The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)       The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)       The undersigned Registrant agrees that an executed opinion of counsel supporting the tax matters discussed in the Joint Proxy Statement/Prospectus will be filed with the Securities and Exchange Commission following the closing of the Mergers.

SIGNATURES

As required by the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Chicago and the State of Illinois, on the 22nd day of December, 2025.

NUVEEN S&P 500 DYNAMIC OVERWRITE FUND

By:	/s/ Mark L. Winget
Mark L. Winget Vice President and Secretary

As required by the Securities Act of 1933, this Registrant’s registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ David J. Lamb	Chief Administrative Officer	December 22, 2025
David J. Lamb	(principal executive officer)

/s/ Mark Cardella	Vice President and Controller	December 22, 2025
Mark Cardella	(principal financial and accounting officer)

	Chair of the Board and Trustee	By:	/s/ Mark L. Winget
Robert L. Young*			Mark L. Winget Attorney-in-Fact December 22, 2025

Trustee
Joseph A. Boateng*

Trustee
Michael A. Forrester*

Trustee
Thomas J. Kenny*

Trustee
Amy B.R. Lancellotta*

Trustee
Joanne T. Medero*

Trustee
Albin F. Moschner*

Trustee
John K. Nelson*

Trustee
Loren M. Starr*

Trustee
Matthew Thornton III*

Trustee
Terence J. Toth*

Trustee
Margaret L. Wolff*

*	An original power of attorney authorizing, among others, Mark L. Winget to execute this registration statement, and amendments thereto, for each of the trustees of the Registrant on whose behalf this registration statement is filed, has been incorporated by reference herein.

EXHIBIT INDEX

Exhibit No.	Name of Exhibit
(11)	Opinion and Consent of Counsel
(14)	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm
(18)	Calculation of Filing Fee Tables